                                                                    EXHIBIT 10.1

                             [SWIFT & COMPANY LOGO]


                                  $550,000,000

                                CREDIT AGREEMENT

                         DATED AS OF SEPTEMBER 19, 2002

                                      AMONG

                                 SWIFT & COMPANY
                         S&C AUSTRALIA HOLDCO PTY. LTD.
                               (ACN: 101 767 851)
                      AUSTRALIA MEAT HOLDINGS PTY. LIMITED
                               (ACN: 011 062 338)
                                  AS BORROWERS

                               S&C HOLDCO 3, INC.
                                   AS HOLDINGS

                                       AND

                      THE LENDERS AND ISSUERS PARTY HERETO

                                       AND

                               CITICORP USA, INC.
         AS ADMINISTRATIVE AGENT, AUSTRALIAN AGENT AND COLLATERAL AGENT

                                       AND

                               JPMORGAN CHASE BANK
                              AS SYNDICATION AGENT

                                       AND

                             CITISECURITIES LIMITED
                               (ACN: 008 489 610)
                        AS AUSTRALIAN COLLATERAL TRUSTEE

                                       AND

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                         U.S. BANK NATIONAL ASSOCIATION
                                       AND
         COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK
                         INTERNATIONAL", NEW YORK BRANCH
                           AS CO-DOCUMENTATION AGENTS



                            SALOMON SMITH BARNEY INC.
                                       AND
                           J.P. MORGAN SECURITIES INC.
                 AS JOINT LEAD ARRANGERS AND JOINT BOOK MANAGERS

                           WEIL, GOTSHAL & MANGES LLP
                                767 FIFTH AVENUE
                          NEW YORK, NEW YORK 10153-0119

ARTICLE I                  DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS.............................1

         Section 1.1       Defined Terms................................................................1

         Section 1.2       Computation of Time Periods.................................................57

         Section 1.3       Accounting Terms and Principles.............................................57

         Section 1.4       Conversion of Foreign Currencies............................................58

         Section 1.5       Certain Terms...............................................................58

ARTICLE II                 THE FACILITIES..............................................................59

         Section 2.1       The Commitments.............................................................59

         Section 2.2       Borrowing Procedures........................................................60

         Section 2.3       Swing Loans.................................................................63

         Section 2.4       Letters of Credit...........................................................65

         Section 2.5       Reduction and Termination of the Revolving Credit Commitments...............71

         Section 2.6       Repayment of Loans..........................................................71

         Section 2.7       Evidence of Debt............................................................72

         Section 2.8       Optional Prepayments........................................................73

         Section 2.9       Mandatory Prepayments.......................................................73

         Section 2.10      Interest....................................................................76

         Section 2.11      Conversion and Continuation.................................................78

         Section 2.12      Fees........................................................................80

         Section 2.13      Payments and Computations...................................................81

         Section 2.14      Special Provisions Governing External Rate Loans............................85

         Section 2.15      Capital Adequacy............................................................87

         Section 2.16      Taxes.......................................................................87

         Section 2.17      Substitution of Lenders.....................................................91

ARTICLE III                CONDITIONS TO LOANS AND LETTERS OF CREDIT...................................93

         Section 3.1       Conditions Precedent to Initial Loans and Letters of Credit.................93

         Section 3.2       Conditions Precedent to Each Loan and Letter of Credit......................98

         Section 3.3       Determinations of Initial Borrowing Conditions..............................99

ARTICLE IV                 REPRESENTATIONS AND WARRANTIES..............................................99

         Section 4.1       Corporate Existence; Compliance with Law....................................99

         Section 4.2       Corporate Power; Authorization; Enforceable Obligations....................100

         Section 4.3       Ownership of Company; Subsidiaries.........................................101

         Section 4.4       Financial Statements.......................................................101

         Section 4.5       Material Adverse Change....................................................102

         Section 4.6       Solvency...................................................................102

         Section 4.7       Litigation.................................................................102

         Section 4.8       Taxes......................................................................103

         Section 4.9       Full Disclosure............................................................103

         Section 4.10      Margin Regulations.........................................................104

         Section 4.11      No Burdensome Restrictions; No Defaults....................................104

         Section 4.12      Investment Company Act; Public Utility Holding Company Act.................104

         Section 4.13      Use of Proceeds............................................................104

         Section 4.14      Ranking....................................................................105

         Section 4.15      Insurance..................................................................105

         Section 4.16      Labor Matters..............................................................105

         Section 4.17      Compensation Plans; ERISA..................................................106

         Section 4.18      Environmental Matters......................................................106

         Section 4.19      Intellectual Property......................................................107

         Section 4.20      Title; Real Property.......................................................108

         Section 4.21      Related Documents..........................................................108

         Section 4.22      Australian Representations and Warranties..................................109

ARTICLE V                  FINANCIAL COVENANTS........................................................110

         Section 5.1       Maximum Leverage Ratio.....................................................110

         Section 5.2       Minimum Interest Coverage Ratio............................................111

         Section 5.3       Minimum Fixed Charge Coverage Ratio........................................112

ARTICLE VI                 REPORTING COVENANTS........................................................113

         Section 6.1       Financial Statements.......................................................113

         Section 6.2       Default Notices............................................................115

         Section 6.3       Litigation.................................................................115

         Section 6.4       Asset Sales................................................................115

         Section 6.5       Notices under Related Documents............................................115

         Section 6.6       SEC Filings; Press Releases................................................116

         Section 6.7       Labor Relations............................................................116

         Section 6.8       Tax Returns................................................................116

         Section 6.9       Insurance..................................................................116

         Section 6.10      ERISA Matters..............................................................116

         Section 6.11      Environmental Matters......................................................117

         Section 6.12      Borrowing Bases Determination..............................................118

         Section 6.13      Customer Contracts.........................................................119

         Section 6.14      Other Information..........................................................119

ARTICLE VII                AFFIRMATIVE COVENANTS......................................................120

         Section 7.1       Preservation of Corporate Existence, Etc...................................120

         Section 7.2       Compliance with Laws, Etc..................................................120

         Section 7.3       Conduct of Business........................................................120

         Section 7.4       Payment of Taxes, Etc......................................................120

         Section 7.5       Maintenance of Insurance...................................................120

         Section 7.6       Access.....................................................................121

         Section 7.7       Keeping of Books...........................................................121

         Section 7.8       Maintenance of Properties, Etc.............................................121

         Section 7.9       Use of Proceeds; Ranking...................................................121

         Section 7.10      Environmental..............................................................122

         Section 7.11      Additional Collateral and Guaranties.......................................122

         Section 7.12      Landlord Waivers and Bailee's Letters......................................124

         Section 7.13      Control Accounts; Approved Deposit Accounts................................124

         Section 7.14      Real Property..............................................................126

         Section 7.15      Post-Closing Deliveries....................................................127

ARTICLE VIII               NEGATIVE COVENANTS.........................................................127

         Section 8.1       Indebtedness...............................................................127

         Section 8.2       Liens, Etc.................................................................129

         Section 8.3       Investments................................................................130

         Section 8.4       Sale of Assets.............................................................132

         Section 8.5       Restricted Payments........................................................133

         Section 8.6       Prepayment and Cancellation of Indebtedness................................135

         Section 8.7       Restriction on Fundamental Changes; Permitted Acquisitions.................136

         Section 8.8       Change in Nature of Business...............................................136

         Section 8.9       Transactions with Permitted Joint Ventures and Affiliates..................136

         Section 8.10      Limitations on Restrictions on Subsidiary Distributions; No New Negative
                           Pledge.....................................................................137

         Section 8.11      Modification of Constituent Documents......................................137

         Section 8.12      Modification of Related Documents..........................................138

         Section 8.13      Modification of Permitted Unsecured Indebtedness...........................138

         Section 8.14      Accounting Changes; Fiscal Year............................................138

         Section 8.15      Margin Regulations.........................................................138

         Section 8.16      Sarbanes-Oxley Act.........................................................139

         Section 8.17      Operating Leases; Sale/Leasebacks..........................................139

         Section 8.18      No Speculative Transactions................................................139

         Section 8.19      Compliance with ERISA......................................................139

         Section 8.20      Environmental..............................................................139

ARTICLE IX                 EVENTS OF DEFAULT..........................................................140

         Section 9.1       Events of Default..........................................................140

         Section 9.2       Remedies...................................................................143

         Section 9.3       Actions in Respect of Letters of Credit....................................143

         Section 9.4       Rescission.................................................................144

ARTICLE X                  THE ADMINISTRATIVE AGENT; OTHER AGENTS.....................................144

         Section 10.1      Authorization and Action...................................................144

         Section 10.2      Agent's Reliance, Etc......................................................146

         Section 10.3      Each Agent Individually....................................................146

         Section 10.4      Lender Credit Decision.....................................................147

         Section 10.5      Indemnification............................................................147

         Section 10.6      Successor Administrative Agent, Australian Agent and Australian Collateral
                           Trustee....................................................................147

         Section 10.7      Concerning the Collateral and the Collateral Documents.....................149

         Section 10.8      Collateral Matters Relating to Related Obligations.........................150

ARTICLE XI                 MISCELLANEOUS..............................................................151

         Section 11.1      Amendments, Waivers, Etc...................................................151

         Section 11.2      Assignments and Participations.............................................154

         Section 11.3      Costs and Expenses.........................................................160

         Section 11.4      Indemnities................................................................161

         Section 11.5      Limitation of Liability....................................................162

         Section 11.6      Right of Set-off...........................................................163

         Section 11.7      Sharing of Payments, Etc...................................................163

         Section 11.8      Notices, Etc...............................................................164

         Section 11.9      No Waiver; Remedies........................................................165

         Section 11.10     Binding Effect.............................................................166

         Section 11.11     Waiver of Judicial Bond....................................................166

         Section 11.12     Waiver of Immunity.........................................................166

         Section 11.13     Currency of Payment........................................................166

         Section 11.14     Governing Law..............................................................167

         Section 11.15     Submission to Jurisdiction; Service of Process.............................167

         Section 11.16     Waiver of Jury Trial.......................................................168

         Section 11.17     Marshaling; Payments Set Aside.............................................168

         Section 11.18     Section Titles.............................................................169

         Section 11.19     Execution in Counterparts..................................................169

         Section 11.20     Entire Agreement...........................................................169

         Section 11.21     Confidentiality............................................................169

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                    SCHEDULES

         Schedule I        -       Commitments
         Schedule II       -       Applicable Lending Offices and Addresses for Notices
         Schedule III      -       Post-Closing Acquisition Transactions
         Schedule 2.4      -       Existing Letters of Credit
         Schedule 4.2      -       Consents
         Schedule 4.3      -       Ownership of Subsidiaries
         Schedule 4.5      -       Additional Disclosures
         Schedule 4.7      -       Litigation
         Schedule 4.8      -       Taxes
         Schedule 4.16     -       Labor Matters
         Schedule 4.17     -       List of Plans
         Schedule 4.18     -       Environmental Matters
         Schedule 4.19     -       Intellectual Property
         Schedule 4.20     -       Real Property
         Schedule 4.22     -       Australian Trusts and Settlements
         Schedule 7.15     -       Post-Closing Deliveries
         Schedule 8.1      -       Existing Indebtedness
         Schedule 8.2      -       Existing Liens
         Schedule 8.3      -       Existing Investments

                                    EXHIBITS

         Exhibit A         -       Form of Assignment and Acceptance
         Exhibit B-1       -       Form of Term Loan Note
         Exhibit B-2       -       Form of Dollar Revolving Credit Note
         Exhibit B-3       -       Form of Australian Dollar Revolving Credit Note
         Exhibit C-1       -       Form of Notice of Borrowing in Dollars
         Exhibit C-2       -       Form of Notice of Australian Dollar Borrowing
         Exhibit D         -       Form of Swing Loan Request
         Exhibit E         -       Form of Letter of Credit Request
         Exhibit F         -       Form of Notice of Conversion or Continuation
         Exhibit G-1       -       Form of Opinion of U.S. Counsel for the Loan Parties
         Exhibit G-2       -       Form of Opinion of Australian Counsel for the Loan Parties
         Exhibit H-1       -       Form of Domestic Guaranty
         Exhibit H-2       -       Form of Non-U.S. Guaranty
         Exhibit I         -       Form of Pledge and Security Agreement
         Exhibit J         -       Form of Borrowing Base Certificate

                  CREDIT AGREEMENT, dated as of September 19, 2002, among SWIFT & COMPANY, a Delaware corporation (the "Company"), S&C AUSTRALIA HOLDCO PTY. LTD., a New South Wales, Australia company ("Australian Holdings"), AUSTRALIA MEAT HOLDINGS PTY. LIMITED (the "Australian Company" and, together with "Australian Holdings", the "Australian Borrowers"), S&C HOLDCO 3, INC., a Delaware corporation ("Holdings"), the Lenders (as defined below), the Issuers (as defined below), CITICORP USA, INC. ("Citicorp"), as administrative and collateral agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent") and as Australian agent for the Lenders and Issuers, JPMORGAN CHASE BANK ("JPMorgan"), as syndication agent for the Lenders and the Issuers (in such capacity, the "Syndication Agent"), CITISECURITIES LIMITED ("Citisecurities"), as Australian Collateral Trustee for the Lenders and Issuers (in such capacity, the "Australian Collateral Trustee") and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("GECC"), U.S. BANK NATIONAL ASSOCIATION ("U.S. Bank"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH ("Rabobank"), each as co-documentation agent for the Lenders and Issuers (each, in such capacity, a "Documentation Agent").

                                   WITNESSETH:

                  WHEREAS, the Borrowers have requested that the Lenders and Issuers make available for the purposes specified in this Agreement term loans and a revolving credit, letter of credit and bank guarantee facility; and

                  WHEREAS, the Lenders and Issuers are willing to make available to the Borrowers such term loans and revolving credit, letter of credit and bank guarantee facility upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS

                  SECTION 1.1 DEFINED TERMS

                  As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Account" (a) in respect of any "Account" of any Australian Subsidiary, means any "Receivables", as defined in any Australian Collateral Document and (b) in respect of all other assets, has the meaning specified in the Pledge and Security Agreement.

                  "Account Debtor" (a) in respect of Accounts of the Australian Subsidiaries, the Person obligated under such Accounts and (b) otherwise, has the meaning specified in the Pledge and Security Agreement.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Acquired Companies" means the "Acquired Companies" under and as defined in the Acquisition Agreement.

                  "Acquisition" means the acquisition by Acquisition Co. of a majority of the outstanding capital stock of SFC, the indirect parent of the Company, from the Seller and the consummation of the other transactions described in the Acquisition Agreement (including the actions described in Sections 2.1 (Certain Pre-Closing Covenants and Actions) and 2.2 (Payment of Consideration) thereof).

                  "Acquisition Agreement" means the Agreement, dated as of May 20, 2002, by and among the Seller, SFC and Acquisition Co., as amended by the amendments dated as of July 3, 2002 and September 3, 2002, together with any other amendments, restatements, supplements and other modifications permitted hereunder.

                  "Acquisition Co." means HMTF Rawhide, L.P., a Delaware limited partnership.

                  "Acquisition Consideration" means, with respect to any Proposed Acquisition, as at the date of the consummation of such Proposed Acquisition, all consideration therefor, including, without duplication, (a) the Stock and Stock Equivalents to be transferred by any Loan Party or any Subsidiary thereof in connection therewith, (b) any cash and fair market value of other property (excluding property described in clause (a) above) given as consideration therefor, (c) any Indebtedness incurred, assumed or acquired by any Loan Party or any Subsidiary thereof in connection with such Proposed Acquisition (other than, to the extent no payment is required thereunder because of such Proposed Acquisition, Indebtedness described in clause (i) of the definition of Indebtedness and that, immediately after such Proposed Acquisition and satisfaction of all requirements of Section 7.11 (Additional Collateral and Guaranties) resulting therefrom or otherwise outstanding, will be permitted to be incurred pursuant to Section 8.18 (No Speculative Transactions)), (d) all net additional purchase price amounts, including in the form of earnouts, Guaranty Obligations and other contingent obligations, (e) all consideration paid or to be paid by any Loan Party or any Subsidiary thereof in respect of covenants not to compete, employment, consulting and similar agreements and other affiliated contracts in connection with such Proposed Acquisition, (f) all other consideration given by any Loan Party or any Subsidiary thereof in connection with such Proposed Acquisition and (g) out-of-pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such Proposed Acquisition, and other similar transaction costs so incurred; provided, however, that, if any such Loan Party or Subsidiary thereof receives any consideration in the form of cash from the Seller in respect of such transaction, "Acquisition Consideration" shall be reduced by the amount thereof, to the extent such cash is not otherwise taken into account in the calculation of the amounts set forth in clauses (a) through (g) above.

                  "Acquisition Documents" means the Acquisition Agreement (and the related Cattle Supply Agreement, Preferred Supplier Agreement, By-Products Marketing Agreement, Transition Services Agreement, Stockholders' Agreement, Trademark License Agreement, Hangar License Agreement and Patent License Agreement), the Seller Note, the Management Agreement, the Financial Advisory Agreement, the agreements evidencing the employment and severance arrangements with senior management of the Company and its Subsidiaries, the Indemnification and Release Agreement, the Cost Indemnification Letter and the Hyrum Lease, in each case together with the schedules, exhibits, annexes and exhibits thereto.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Additional Australian Collateral Documents" means the intellectual property notations of security interest by any of Australian Holdings and its Subsidiaries, as applicable, for the benefit of the Australian Collateral Trustee.

                  "Additional Unsecured Indebtedness" means unsecured Indebtedness of Holdings or the Company that (a) is junior or pari passu with the Senior Notes, (b) bears interest and provides for the payment of fees on terms and conditions not significantly less favorable to any Loan Party from those offered to borrowers in the marketplace for similar facilities, (c) has a maturity not earlier and an average life to maturity not less than that of the Senior Notes or, if such Indebtedness is junior to the Senior Notes, the Subordinated Notes (calculated, with respect to the Senior Notes or, as the case may be, the Subordinated Notes, both on the Closing Date and at the time of incurrence of such Indebtedness), (d) allows for the mandatory prepayments provided hereunder, (e) is otherwise on terms and conditions that, taken as a whole, are not less favorable to the Loan Parties and the interests of any Agent, Lender, Issuer or Secured Party under the Loan Documents than (i) if such Indebtedness is pari passu with the Senior Notes, those of the Senior Notes and the Senior Note Indenture and (ii) otherwise, those of the Subordinated Notes and the Subordinated Note Indenture and (f) if such Indebtedness is incurred by Holdings, it shall not be guaranteed by the Company or any other Subsidiary of Holdings.

                  "Adjusted EBITDA" means with respect to any Person for any period, EBITDA of such Person for such period; provided, however, that for any period or portion thereof occurring prior to the Closing Date, EBITDA shall be adjusted (on a pro rata basis for such period of determination) to give pro forma effect to each of the following, as if each of the following had occurred on the first day of the period of determination: (a) the elimination of businesses and assets not acquired in connection with the Transactions (including, the elimination of the Cattle Feed Companies, the Divested Companies (as defined in the Acquisition Agreement) and Weld Insurance Company, (b) the elimination of historical allocated corporate costs, (c) an adjustment necessary to reflect the incremental allocated corporate costs as if the Transaction were consummated on the first day of the period of determination, (d) an adjustment necessary to reflect incremental standalone costs, which aggregate adjustment shall be a deduction from EBITDA of (i) $16,800,000 for the period beginning on the Closing Date and ending on the Sunday immediately preceding November 30, 2002, (ii) $11,200,000 for the period beginning on the Closing Date and ending on the Sunday immediately preceding February 28, 2003 and (iii) $5,600,000 for the period beginning on the Closing Date and ending on the Sunday immediately preceding May 31, 2003 and (e) the non-inclusion of certain pension and retiree medical plans as part of the Transactions.

                  "Administrative Agent" has the meaning specified in the preamble to this Agreement.

                  "Affected Lender" has the meaning specified in Section 2.17 (Substitution of Lenders).

                  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling or that is controlled by or is under common control with such Person, each officer, director, general partner or joint-venturer of such Person, and each Person that is the beneficial owner of 20% or more (or, if such Person is an Agent, Issuer or Lender (or an Affiliate or Approved Fund of any of them), 5% or more) of any class of Voting Stock of such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent" means each of the Administrative Agent, the Syndication Agent, the Australian Agent, the Australian Collateral Trustee and each Documentation Agent.

                  "Agreement" means this Credit Agreement.

                  "Aggregate Available Revolving Credit" means, at any time, the amount, if any, by which (a) the Aggregate Maximum Revolving Credit at such time exceeds (b) the aggregate Revolving Credit Outstandings of the Borrowers at such time.

                  "Aggregate Borrowing Base" means, at any time, the sum of the Borrowing Bases of the Borrowers at such time.

                  "Aggregate Maximum Credit" means, at any time, the amount, if any, by which (a) the lesser of (i) the sum of (A) the Aggregate Revolving Credit Commitment at such time and (B) the aggregate principal amount of Term Loans outstanding at such time and (ii) the Aggregate Borrowing Base at such time exceeds (b) the Dollar Equivalent of the aggregate amount of any Availability Reserve in effect at such time.

                  "Aggregate Maximum Revolving Credit" means, at any time, the amount, if any, by which (a) the Aggregate Maximum Credit at such time exceeds
(b) the aggregate principal amount of Term Loans outstanding at such time.

                  "Aggregate Revolving Credit Commitments" means, at any time, the sum of all Revolving Credit Lender's Revolving Credit Commitments in effect at such time.

                  "Aircraft Security Documents" means, in respect to any aircraft owned by any Loan Party, (a) if such aircraft is registered with the FAA, (i) an aircraft mortgage and security agreement, duly executed by such Loan Party in favor of the Administrative Agent, as security agent and mortgagee,
(ii) a satisfactory title search of the FAA registry, (iii) a title memorandum from counsel to the Administrative Agent certifying that such Loan Party has clean title to such aircraft, (iv) a bill of sale and aircraft registration application duly filled out and executed by such Loan Party in respect of such aircraft and (v) applicable FAA application pink forms for such aircraft, and
(b) otherwise, similar documents in the jurisdiction of registration of such aircraft as may be requested by the Administrative Agent in its reasonable discretion.

                  "Alternative Currency" means any lawful currency other than Dollars that is freely transferable into Dollars.

                  "Amortization Period" means each of the following periods: (a) the period from the Closing Date through the last day of the Fiscal Quarter ending on or about November 30, 2002, (b) each full Fiscal Quarter thereafter ending on or before the Term Loan Maturity Date (other than the last such Fiscal Quarter) and (c) the period from the first day of the last such Fiscal Quarter through the Term Loan Maturity Date.

                  "Amortized Value" means, at any date of determination in respect of the Fixed Asset Sublimit, the orderly liquidation value of Eligible Equipment or the value of Eligible Real Property (each such value being determined by reference to any Appraisal), the amount of such

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


Fixed Asset Sublimit or such value multiplied by a quotient, (a) the numerator of which shall be the number of Amortization Periods ending after such date of determination and on or before the Term Loan Maturity Date and (b) the denominator of which shall be (i) in the case of the Fixed Asset Sublimit or any such value determined by reference to an Initial Appraisal, the number of Amortization Periods ending after the Closing Date and on or before the Term Loan Maturity Date and (ii) in the case of any such value determined by reference to an Updated Appraisal, the number of Amortization Periods ending after the date of such Updated Appraisal and on or before the Term Loan Maturity Date.

                  "Annualized" means, with respect to any amount calculated with respect to any period, (a) if such period is entirely on or after the Closing Date, such amount and (b) otherwise, such amount divided by the number of days in such period on or after the Closing Date and multiplied by 365.

                  "Applicable Lending Office" means, with respect to each Lender or Issuer (a) in respect of the Term Loan Facility, the Dollar Revolving Credit Facility or any Letter of Credit requested to be issued from such offices of an Issuer, its Domestic Lending Office in the case of a Base Rate Loan, and its Eurodollar Lending Office in the case of a Eurodollar Rate Loan and (b) in respect of the Australian Dollar Facility or any Letter of Credit requested to be issued from such office of an Issuer, its Australian Lending Office.

                  "Applicable Margin" means (a) with respect to Term Loans, maintained as (i) Base Rate Loans, a rate equal to 2.25% per annum and (ii) Eurodollar Rate Loans, a rate equal to 3.25% per annum and (b) with respect to Revolving Loans and Swing Loans, (i) during the period commencing on the Closing Date and ending on the last day of the month that the Administrative Agent receives Financial Statements for the second Fiscal Quarter ending after the Closing Date required to be delivered pursuant to Section 6.1(b) or (c) (Financial Statements), as applicable, with respect to (A) Revolving Loans or Swing Loans maintained as Base Rate Loans, a rate equal to 2.25% per annum, (B) Revolving Loans maintained as Australian Dollar Loans, a rate equal to 2.75% per annum and (B) Revolving Loans maintained as Eurodollar Rate Loans, a rate equal to 3.25% per annum and (ii) thereafter, as of any date of determination, a per annum rate equal to the rate set forth below opposite the then applicable Leverage Ratio (determined on the last day of the most recent Fiscal Quarter for which Financial Statements have been delivered pursuant to Section 6.1(b) or (c) (Financial Statements)) set forth below:

                                                            AUSTRALIAN       EURODOLLAR
LEVERAGE RATIO                          BASE RATE LOANS    DOLLAR LOANS      RATE LOANS
--------------                          ---------------    ------------      ----------
Greater than or equal to 3.5 to 1            2.50%               3%             3.50%

Less than 3.5 to 1 and equal to or
greater than 3 to 1                          2.25%            2.75%             3.25%

Less than 3 to 1 and equal to or
greater than 2.5 to 1                        2.00%            2.50%             3.00%

Less than 2.5 to 1 and equal to or
greater than 2 to 1                          1.75%            2.25%             2.75%

Less than 2 to 1                             1.50%               2%             2.50%

Changes in the Applicable Margin applicable to Revolving Loans and Swing Loans resulting from a change in the Leverage Ratio on the last day of any subsequent Fiscal Quarter shall become effective as to all Revolving Loans and Swing Loans on the first day of the month

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


beginning after delivery by the Company to the Administrative Agent of new Financial Statements pursuant to Section 6.1(b) or (c) (Financial Statements), as applicable. Notwithstanding anything to the contrary set forth in this Agreement (including the Leverage Ratio at any time during such period), if the Company shall fail to deliver such Financial Statements within any of the time periods specified in Sections 6.1(b) or (c) (Financial Statements), the Applicable Margin applicable to Revolving Loans and Swing Loans from and including the 46th day after the end of such Fiscal Quarter or the 91st day after the end of such Fiscal Year, as the case may be, to but not including the date the Company delivers to the Administrative Agent such Financial Statements shall equal the highest possible Applicable Margin applicable to Revolving Loans and Swing Loans provided for by this definition.

                  "Applicable Unused Commitment Fee Rate" means 0.5% per annum.

                  "Appraisal" means each Initial Appraisal and each Updated Appraisal.

                  "Approved Deposit Account" means a Deposit Account that is the subject of an effective Deposit Account Control Agreement and that is maintained by any Loan Party with a Deposit Account Bank. "Approved Deposit Account" includes all monies on deposit in a Deposit Account and all certificates and instruments, if any, representing or evidencing such Deposit Account.

                  "Approved Fund" means any Fund that is advised or managed by
(a) a Lender, (b) an Affiliate of a Lender or (c) an entity or Affiliate of an entity that administers or manages a Lender.

                  "Approved Securities Intermediary" means (a) with respect to any Australian Marketable Securities located in Australia or held by any Person located in Australia, each "participant" as defined in the SCH Business Rules and (b) otherwise, each "securities intermediary" or "commodity intermediary" as defined in the UCC, in each case selected or approved by the Administrative Agent and with respect to which a Loan Party has delivered to the Administrative Agent a duly executed Control Account Agreement for the applicable jurisdiction.

                  "Arrangers" means each of Salomon Smith Barney Inc. and J.P. Morgan Securities Inc., in each case in their capacity as joint lead arrangers and joint book managers.

                  "Asset Sale" has the meaning specified in Section 8.4 (Sale of Assets).

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit A (Form of Assignment and Acceptance).

                  "Associate" means, with respect to any Person, an "associate" of such Person under and as defined in Section 128F(9) of the Australian Tax Act.

                  "Australia" means the Commonwealth of Australia, together with (other than in the expressions "Australian Commonwealth" or "Commonwealth of Australia") any State, territory and any political subdivision of any of them.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Australian Agent" means Citicorp, in its capacity as Australian agent for the Lenders and Issuers, together with any of its Affiliates it may appoint to serve in such capacity.

                  "Australian Asset Sale" has the meaning specified in Section 8.4(j) (Sale of Assets).

                  "Australian Bank" means a bank authorized to carry out the business of banking in Australia.

                  "Australian Bill Rate" means, for any Interest Period, a fluctuating rate per annum as shall be in effect from time to time, which rate per annum shall be equal at all times to the following:

                  (a) the bid rate (expressed as a percentage yield per annum to maturity being the arithmetic average, rounded up to the nearest four decimal places) published at or about 10:10 a.m. (Local Time) on the first Business Day of such Interest Period on the Reference Screen under the heading "BBSY" for Bills having a tenor approximating as closely as possible the length of such Interest Period;

                  (b) if the rate described under clause (a) above is not published at the relevant time or the Australian Agent cannot otherwise determine the rate set forth under clause (a) above, the rate (expressed as a percentage yield per annum to maturity) determined by Citibank Australia to be the average of the buying rates quoted to Citibank Australia by the Australian Reference Banks at or about such time on the date of determination for Bills with a tenor approximating as closely as possible the length of such Interest Period; or

                  (c) if the Australian Agent is unable to determine a rate under clause (b) above, the rate (expressed as a percentage yield to maturity) offered or intended to be offered by Citibank Australia, at or about 10:10 a.m. (Local Time) on the first Business Day of such Interest Period, for the purchase of Bills (accepted by an Australian
         Bank) with a tenor most closely approximating the length of such Interest Period.

                  "Australian Bill Rate Loan" means any Australian Dollar Loan during any Interest Period during which it bears interest based on the Australian Bill Rate.

                  "Australian Borrower" has the meaning specified in the preamble to this Agreement.

                  "Australian Cash Management Documents" means each blocked account agreement among a Deposit Account Bank, the Australian Collateral Trustee, the Administrative Agent and each Australian Subsidiary.

                  "Australian Charge" means each charge (whether fixed or floating) by Australian Holdings or any of its Subsidiaries in favor of the Australian Collateral Trustee (together with any similar document as may be delivered by a Person organized and existing under the laws of Australia pursuant to Section 7.11 (Additional Collateral and Guaranties)).

                  "Australian Collateral Documents" means, collectively, the Australian Charges, the Australian Security Trust Deed, the Australian Mortgages and all Australian Mortgage

Supporting Documents relating thereto, the Australian Share Mortgages and the Additional Australian Collateral Documents, together with any similar document as may be delivered by a Person organized and existing under the laws of Australia pursuant to Section 7.11 (Additional Collateral and Guaranties) and any other certificate, agreement or document executed by any Loan Party and granting a Lien to any Agent or Secured Party in Australia.

                  "Australian Collateral Limit" means, with respect to any Borrower and any Collateral of any Australian Collateral Type at any time, (a) if such Collateral is not at such time subject to any Lien granted pursuant to any Australian Collateral Document having a Stated Limit, there shall be no "Australian Collateral Limit" for such Collateral, (b) if such Collateral is at such time subject to any Lien granted pursuant to any Australian Collateral Document having a Stated Limit, and such Australian Collateral Document does not purport to grant, and does not grant, a Lien on any Australian Collateral Type other than that of such Collateral, such Stated Limit and (c) otherwise, if such Collateral is at such time subject to any Lien granted pursuant to any Australian Collateral Document having a Stated Limit,

                           (i) if the Australian Collateral Type of such Collateral is Accounts, such Stated Limit;

                           (ii) if the Australian Collateral Type of such Collateral is Inventory, the amount, if any, by which (A) such Stated Limit exceeds (B) the face amount of all Eligible Receivables of such Borrower at such time subject to such Australian Collateral Document at such time (calculated net of all finance charges, late fees and other fees that are unearned, sales, excise or similar taxes, and credit or allowances granted at such time); and

                           (iii) if the Australian Collateral Type of such Collateral is Equipment, the amount, if any, by which (A) such Stated Limit exceeds (B) the sum of (1) the value of all Eligible Inventory of such Borrower at such time subject to such Australian Collateral Document (valued at the lowest of (x) the cost of such Eligible Inventory (on a first-in, first-out basis), (y) the market value of such Eligible Inventory (on a first-in, first-out basis) and (z) the orderly liquidation value of such Eligible Inventory (as determined by reference to the calculations in the most recent Appraisal)) and (2) the face amount of all Eligible Receivables of such Borrower at such time subject to such Australian Collateral Document at such time (calculated net of all finance charges, late fees and other fees that are unearned, sales, excise or similar taxes, and credit or allowances granted at such time);

provided, however, that, if any Collateral would otherwise have more than one "Australian Collateral Limit", the "Australian Collateral Limit" therefor shall be the lowest such limit.

                  "Australian Collateral Type" means either Inventory, Equipment or Accounts.

                  "Australian Collateral Trustee" has the meaning specified in the preamble to this Agreement.

                  "Australian Company" has the meaning specified in the preamble to this Agreement.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Australian Corporations Act" means the Corporations Act 2001 (Commonwealth of Australia).

                  "Australian Debenture" means each debenture issued hereunder in accordance with the provisions hereof (including without any original issue discount and for 100% of its face amount), each of which shall have a face amount of (a) in the case of debentures issued in connection with Obligations denominated in Dollars, $0.01 (b) in the case of debentures issued in connection with Obligations denominated in Australian Dollars, A$0.01 and (c) in the case of debentures issued in connection with any other Obligation, the lowest monetary denomination of the currency in which such Obligations are denominated.

                  "Australian Dollar" and the symbol "A$" each mean the lawful money of Australia.

                  "Australian Dollar Borrowing" means Australian Dollar Loans made on the same day by the Australian Dollar Lenders ratably according to their respective Australian Dollar Sublimits then in effect.

                  "Australian Dollar Lender" means each Revolving Credit Lender or Affiliate thereof identified on Schedule I (Commitments) on the date hereof as an "Australian Dollar Lender" with the Australian Dollar Sublimit set forth therein and any other Revolving Credit Lender that (a) agrees, with the approval of the Administrative Agent, the Australian Agent and the Company, which approval shall not be unreasonably withheld (provided, however, that after the occurrence and during the continuance of any Event of Default, such approval by the Company shall not be required), to act, or cause one of its Affiliates to act, as an Australian Dollar Lender with an Australian Dollar Sublimit agreed to by the Administrative Agent, the Australian Agent and the Company (provided, however, that no Revolving Credit Lender or Affiliate thereof shall become an Australian Dollar Lender to the extent, after giving effect to such Revolving Credit Lender or Affiliate thereof becoming an Australian Dollar Lender with the proposed Australian Dollar Sublimit, the aggregate Australian Dollar Sublimits would exceed the Maximum Australian Dollar Sublimit) and (b) whether directly or through an Affiliate thereof, at the time of such agreement by such Australian Dollar Lender, can, on its own, make Australian Dollar Loans to either Australian Borrower the interest payments with respect to which can be made free of Australian Withholding Taxes.

                  "Australian Dollar Loan" has the meaning specified in Section
2.1 (The Commitments).

                  "Australian Dollar Outstandings" means, at any time, the Dollar Equivalent of the aggregate principal amount of all Australian Short-Term Loans and Australian Bill Rate Loans outstanding at such time.

                  "Australian Dollar Ratable Portion" means, with respect to any Australian Dollar Lender (a) at any time prior to the reduction of the Australian Dollar Sublimits to zero, the percentage obtained by dividing (i) the Australian Dollar Sublimit of such Lender in effect at such time by (ii) the aggregate Australian Dollar Sublimits of all Australian Dollar Lenders in effect at such time and (b) at any time thereafter, the percentage obtained by dividing
(i) the aggregate outstanding principal amount of all Australian Dollar Loans outstanding at such time and owing to such Australian Dollar Lender by (ii) the aggregate outstanding principal amount of all Australian Dollar Loans outstanding at such time.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Australian Dollar Revolving Credit Note" means each note of either Australian Borrower payable in Australian Dollars in a principal amount equal to the amount of such Australian Dollar Lender's Australian Dollar Sublimit in relation to which Australian Debentures may be issued as a result of the Australian Dollar Loans made to such Australian Borrower by such Australian Dollar Lender.

                  "Australian Dollar Subfacility" means the provisions herein related to the Australian Dollar Loans.

                  "Australian Dollar Sublimit" means, with respect to each Australian Dollar Lender, the amount set forth opposite such Australian Dollar Lender's name on Schedule I (Commitments) under the caption "Australian Dollar Sublimit," as amended to reflect each Assignment and Acceptance executed by such Australian Dollar Lender and as such amount may be reduced pursuant to this Agreement. The aggregate Australian Dollar Sublimits on the Closing Date shall be the Maximum Australian Dollar Sublimit.

                  "Australian Event of Default" means the occurrence of any of the following: (a) Australian Holdings or any of its Subsidiaries shall become insolvent or declare that it is insolvent or pass a resolution referred to in
Section 254(N)(1) of the Australian Corporations Act or (b) a Person is appointed under Australian Requirements of Law to manage any part of the affairs of Australian Holdings or any Subsidiary thereof.

                  "Australian GAAP" means generally accepted accounting principles in Australia, consistently applied.

                  "Australian Holdings" has the meaning specified in the preamble to this Agreement.

                  "Australian Intercompany Collateral Documents" means the Australian Collateral Documents, insofar as they secure the obligations owing to the Company under the Australian Intercompany Credit Agreement or the Australian Intercompany Guaranty.

                  "Australian Intercompany Credit Agreement" means the credit agreement, between Australian Holdings, as intercompany borrower and the Company, evidencing all advances made to Australian Holdings by the Company from time to time, in form and substance reasonably satisfactory to the Administrative Agent.

                  "Australian Intercompany Guaranty" means the guaranty issued by each of the subsidiaries of Australian Holdings made pursuant to the Non-U.S. Guaranty of the obligations of Australian Holdings to the Company under the Australian Intercompany Credit Agreement, each in form and substance satisfactory to the Administrative Agent, together with any supplements thereto.

                  "Australian Lending Office" means, with respect to any Lender or Issuer, the Australian office of such Lender or Issuer (if any) specified as its "Australian Lending Office" opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or, in the case of a Lender, on the Assignment and Acceptance by which it became a Lender or such other office of such Lender or Issuer as such Lender or Issuer may from time to time specify to the Company, the Australian Agent and the Administrative Agent.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Australian Lien" means any notice under Section 218 or 255 of the Australian Income Tax Assessment Act 1936 (Commonwealth of Australia) or any similar provision of a law of a Governmental Authority, garnishee order, writ of execution and assignment of income.

                  "Australian Loan Party" means each Australian Borrower and each other Australian Subsidiary that is a Loan Party.

                  "Australian Mandatory Prepayment" has the meaning specified in
Section 2.9(d) (Mandatory Prepayments).

                  "Australian Marketable Securities" means any "marketable security" as defined in the Australian Corporations Act.

                  "Australian Mortgage" means real property mortgages by each Australian Subsidiary in favor of the Australian Collateral Trustee on all Real Property of such Australian Company (unless otherwise agreed by the Administrative Agent), each in form and substance reasonably satisfactory to the Administrative Agent (together with any similar document as may be delivered by Persons organized and existing under the laws of Australia pursuant to Section
7.11 (Additional Collateral and Guaranties)).

                  "Australian Mortgage Supporting Documents" means, in respect of each Australian Mortgage, (a) a certificate of title in form and substance acceptable to the Administrative Agent in respect of each parcel of Real Property (except, to the extent the state of Queensland, Australia, does not issue certificates of title, certificates of title for certain Real Properties located in Queensland, Australia that have not been issued, a list of which has been provided to the Administrative Agent prior to the Closing Date) subject to such Australian Mortgage and (b) an opinion of counsel in each jurisdiction relevant thereto in form and substance and from counsel reasonably satisfactory to the Administrative Agent.

                  "Australian Reference Banks" means three Australian Banks selected by the Australian Agent.

                  "Australian Register" means that portion of the Register including information regarding Australian Debentures.

                  "Australian Security Trust Deed" means the security trust deed, among the Australian Collateral Trustee, the Company, Australian Holdings and each of its Subsidiaries.

                  "Australian Share Mortgage" means each mortgage of all shares in Australian Holdings or any of its Subsidiaries in favor of the Australian Collateral Trustee by the Company (together with any similar document as may be delivered with respect to shares in a Person organized and existing under the laws of Australia pursuant to Section 7.11 (Additional Collateral and Guaranties)).

                  "Australian Short-Term Loan" means any Australian Dollar Loan during any period during which it bears interest based on the Australian Short-Term Rate.

                  "Australian Short-Term Rate" means, with respect to any period:

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (a) the Reserve Bank of Australia Official Cash Rate (expressed as a percentage yield per annum rounded up to the nearest two decimal places) published at our about 10:10 a.m. (Local Time) on the Reference Screen under the heading "RBA"; and

                  (b) if the rate under clause (a) is not published at the relevant time, the rate (expressed as a percentage yield per annum) determined to be the average of the buying rate for Australian Dollar overnight cash deposits quoted to Citibank Australia from the Australian Reference Banks at or about that time.

                  "Australian Subsidiaries" means, collectively, Australian Holdings and each of its Subsidiaries organized and existing under the laws of Australia.

                  "Australian Tax Act" means the Australian Income Tax Assessment Act 1936 (Commonwealth of Australia) and the Australian Income Tax Assessment Act 1997 (Commonwealth of Australia), as applicable.

                  "Australian Withholding Tax" means any Australian Taxes required to be withheld or deducted from any interest payment made under any Loan Document under Division 11A of Part III of the Australian Tax Act.

                  "Availability Reserve" means, at any time, the sum of (a) the aggregate amount of each Reinvestment Reserve in effect at such time and (b) if such time is on or after two Business Days after the date of written notice of any determination thereof to the Company by the Administrative Agent, such amounts as the Administrative Agent may from time to time establish against the Facilities, in the Administrative Agent's sole discretion exercised commercially reasonably and in accordance with customary business practices for comparable asset based transactions, in order to preserve (i) the value of the Collateral,
(ii) the ability of the Secured Parties to realize such value, (iii) the Liens of the Secured Parties therein or (iv) the priority of the Obligations relative to any other liability of Holdings, the Company or any of their respective Subsidiaries.

                  "Available Borrowing Base" means, with respect to any Borrower at any time, the amount, if any, by which (a) the Maximum Available Borrowing Base of such Borrower at such time exceeds (b) the aggregate Revolving Credit Outstandings owing by such Borrower and its Borrowing Base Contributors at such time.

                  "Bailee's Letter" means a letter in form and substance acceptable to the Administrative Agent and executed by any Person (other than the Borrowers and their respective Borrowing Base Contributors) that is in possession of Inventory on behalf of any Borrower or any Borrowing Base Contributor thereof pursuant to which such Person acknowledges, among other things, if applicable in the relevant jurisdiction, the Administrative Agent's or the Australian Collateral Trustee's Lien with respect thereto.

                  "Bankruptcy Code" means title 11, United States Code.

                  "Base Rate" means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall be equal at all times to the highest of the following:

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate;

                  (b) the sum (adjusted to the nearest 0.25% or, if there is no nearest 0.25%, to the next higher 0.25%) of (i) 0.5% per annum, (ii) the rate per annum obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for Citibank in respect of liabilities consisting of or including (among other liabilities) three-month U.S. dollar nonpersonal time deposits in the United States and (iii) the average during such three-week period of the maximum annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring Dollar deposits in the United States; and

                  (c) 0.5% per annum plus the Federal Funds Rate.

                  "Base Rate Loan" means any Swing Loan or any other Loan during any period in which it bears interest based on the Base Rate.

                  "Bill" means a "bill of exchange" (other than a "cheque" (check)) under and as defined in the Australian Bills of Exchange Act 1909 (Commonwealth of Australia). Each reference herein to "drawing", "accepting", "indorsing", or any other dealing with, a "Bill" shall have the meaning ascribed thereto by such Bills of Exchange Act.

                  "Borrower" means each of the Company and each Australian Borrower.

                  "Borrowing" means a Revolving Credit Dollar Borrowing, an Australian Dollar Borrowing or a Term Loan Borrowing.

                  "Borrowing Base" means, with respect to any Borrower at any time, (a) the sum of (i) the Dollar Equivalent of the maximum stated amount of all Government Bank Guarantees of such Borrower to the extent cash collateral has been provided therefor at such time in the amounts required and otherwise in accordance with Section 9.3 (Actions in Respect of Letters of Credit), (ii) the Receivables Borrowing Base of such Borrower at such time, (iii) the Inventory Borrowing Base of such Borrower at such time and (iv) the Fixed Asset Borrowing Base of such Borrower at such time minus (b) the Dollar Equivalent of the aggregate amount of any Eligibility Reserve applicable to such Borrower and its Borrowing Base Contributors then in effect.

                  "Borrowing Base Certificate" means a certificate of the Borrowers substantially in the form of Exhibit J (Form of Borrowing Base Certificate), together with supporting documents showing in reasonable details the calculations used to derive the amounts set forth in such certificate.

                  "Borrowing Base Contributor" means (a) in the case of the Company, (i) Swift Beef Company, a Delaware corporation, Swift Pork Company, a Delaware Corporation, Swift Brands Company, a Delaware corporation, Miller Brothers Company, Inc., a Utah corporation, Monfort Food Distribution Company, a Colorado corporation, Monfort International Sales Corporation, a Colorado corporation, and Monfort, Inc., a Delaware corporation, as long as such companies are Wholly-Owned Subsidiaries of the Company and Domestic Subsidiary Guarantors and (ii) any other Wholly-Owned Subsidiary of the Company that is a Domestic Subsidiary Guarantor and whose designation as a "Borrowing Base Contributor" of the Company has been approved by the Administrative Agent in its sole discretion, exercised commercially reasonably, and the Requisite Lenders and (b) in the case of either Australian Borrower, (i) the Company and its Borrowing Base Contributors, (ii) the other Australian Borrower and (iii) any other Wholly-Owned Subsidiary of Australian Holdings that is a Guarantor and whose designation as a "Borrowing Base Contributor" of such Australian Borrower has been approved by the Administrative Agent in its sole discretion, exercised commercially reasonably, and the Requisite Lenders.

                  "Burcher" means Burcher Pty. Limited, an Australian incorporated company.

                  "Business Day" means a day of the year on which banks are not required or authorized to close in New York City and (a) if the applicable Business Day relates to notices, determinations, fundings and payments in connection with the Eurodollar Rate or any Eurodollar Rate Loans, a day on which dealings in Dollar deposits are also carried on in the London interbank market and (b) if the applicable Business Day relates to notices, determinations, fundings and payments in Australian Dollars or by or to any Australian Borrower, a day on which banks are also not required or authorized to close in Sydney, Australia.

                  "Capital Expenditures" means, for any Person for any period, the aggregate of amounts that would be reflected as additions to property, plant or equipment on a Consolidated balance sheet of such Person and its Subsidiaries and which should be capitalized under GAAP (or, for any of such Person and its Subsidiaries that is an Australian Subsidiary, if applicable, Australian GAAP), excluding interest capitalized during construction.

                  "Capital Lease" means, with respect to any Person, any lease of, or other arrangement conveying the right to use, property by such Person as lessee that would be accounted for as a capital lease on a balance sheet of such Person prepared in conformity with GAAP (or, if such Person is an Australian Subsidiary, if applicable, Australian GAAP).

                  "Capital Lease Obligations" means, with respect to any Person, the capitalized amount of all Consolidated obligations of such Person or any of its Subsidiaries under Capital Leases.

                  "Cash Collateral Account" means any Deposit Account or Securities Account established by the Administrative Agent or the Australian Agent in which cash and Cash Equivalents may from time to time be on deposit or held therein in accordance with the provisions of this Agreement, the Pledge and Security Agreement and the Australian Collateral Documents.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Cash Equivalents" means (a) securities issued or fully guaranteed or insured by the United States federal government or any agency thereof or the government of the Commonwealth of Australia or any government of any state or territory of Australia, (b) certificates of deposit, eurodollar time deposits, overnight bank deposits and bankers' acceptances of any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations) that, at the time of acquisition, are rated at least "A-1" by S&P or "P-1" by Moody's, (c) commercial paper of an issuer rated at least "A-1" by S&P or "P-1" by Moody's and (d) shares of any money market fund that (i) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (a), (b) and (c) above, (ii) has net assets the Dollar Equivalent of which is not less than $500,000,000 and (iii) is rated at least "A-1" by S&P or "P-1" by Moody's; provided, however, that the maturities of all obligations of the type specified in clauses (a), (b) and (c) above shall not exceed 360 days.

                  "Cash Flow Period" means each of the following periods: (a) the Fiscal Quarters ending after May 1, 2003 during the Fiscal Year ending in calendar year 2003 and (b) each Fiscal Year thereafter.

                  "Cash Interest Expense" means, with respect to any Person for any period, the Interest Expense of such Person for such period less the Non-Cash Interest Expense of such Person for such period.

                  "Cash Management Document" means any certificate, agreement or other document executed by any Loan Party in respect of the Cash Management Obligations of any Loan Party.

                  "Cash Management Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person in respect of cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements) provided by any Agent or Lender or any Affiliate of any of them in connection with this Agreement or any Loan Document (other than Cash Management Documents), including obligations for the payment of fees, interest, charges, expenses, attorneys' fees and disbursements in connection therewith.

                  "Cattle Feed Companies" means Swift Cattle Holdco, Inc., a Delaware corporation and a Subsidiary of S&C 2, Monfort Finance Company, Inc., a Colorado corporation and a Subsidiary of Swift Cattle Holdco, Inc., and Northern Colorado Feed, LLC, a Colorado limited liability company and a Subsidiary of Monfort Finance Company, Inc.

                  "Cattle Supply Agreement" means the Cattle Supply Agreement between certain Cattle Feed Companies and certain Loan Parties entered into on the Closing Date in connection with the Acquisition.

                  "Change of Control" means the occurrence of any event, transaction or occurrence as a result of which (a) the Permitted Investors shall cease to have the power, directly or indirectly, to vote or direct the voting of securities having a majority of the ordinary voting power for the election of directors of Holdings; provided, however, that the occurrence of any such event shall not be deemed an Event of Default as long as (i) prior to the consummation of an initial public offering which generates Net Cash Proceeds to SFC or its Subsidiaries the Dollar Equivalent of which is at least $100,000,000, (A) the Permitted Investors have the right, directly

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


or indirectly, to designate, and so designate, a majority of the board of directors of Holdings or (B) the Permitted Investors own of record and beneficially, directly or indirectly, more than 50% of the percentage ownership of the common stock of Holdings (on a fully-diluted basis and adjusted on an equitable basis for stock splits, stock dividends and similar events) that is owned, directly or indirectly, by the Permitted Investors of record and beneficially as of the Closing Date and such ownership by the Permitted Investors represents the largest single block of voting securities of Holdings directly or indirectly held by any "person" or "group" for purposes of Section 13(d) of the United States Securities Exchange Act of 1934 and (ii) thereafter,
(A) no "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the United States Securities Exchange Act of 1934) other than the Permitted Investors and the Seller and its Affiliates shall become the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the United States Securities Exchange Act of 1934), directly or indirectly, of more than the greater of (x) 20% of the then outstanding Voting Stock of Holdings and (y) the percentage of the then outstanding Voting Stock of Holdings owned, directly or indirectly, by the Permitted Investors and (B) the board of directors of Holdings shall consist of a majority of Continuing Directors of Holdings or (b) Holdings shall cease to own and control all of the economic and voting rights associated with all of the outstanding Stock of the Company.

                  "Change of Law" has the meaning specified in Section 2.14(c) (Increased Costs).

                  "Citibank" means Citibank, N.A., a national banking association.

                  "Citibank Australia" means Citibank, N.A. (Sydney Branch).

                  "Citicorp" has the meaning specified in the preamble to this Agreement.

                  "Citisecurities" has the meaning specified in the preamble to this Agreement.

                  "Closing Date" means the first date on which any Loan is made or any Letter of Credit is Issued.

                  "Code" means the Internal Revenue Code of 1986.

                  "Collateral" means all property and interests in property and proceeds thereof now owned or hereafter acquired by any Loan Party in or upon which a Lien is granted under any Collateral Document.

                  "Collateral Documents" means the Pledge and Security Agreement, the Australian Collateral Documents (including the Australian Intercompany Collateral Documents), the Aircraft Security Documents, the U.S. Mortgages, the Mexican Stock Pledge, each Japanese Stock Pledge, the Deposit Account Control Agreements, the Control Account Agreements and any other document executed and delivered by a Loan Party granting a Lien on any of its property to secure payment of the Secured Obligations.

                  "Commitment" means, with respect to any Lender, such Lender's Revolving Credit Commitment, if any, and Term Loan Commitment, if any, and "Commitments" means the aggregate Revolving Credit Commitments and Term Loan Commitments of all Lenders.

                  "Commodity Account" means a "commodity account" under and as defined in the UCC.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Company" has the meaning specified in the preamble to this Agreement.

                  "Company Mandatory Prepayment" has the meaning specified in
Section 2.9(d) (Mandatory Prepayments).

                  "Company's Accountants" means any independent nationally-recognized public accountants acceptable to the Administrative Agent.

                  "Compensation Plan" means any program, plan or similar arrangement (other than employment contracts for a single individual) relating generally to compensation, pension, employment or similar arrangements to which the Company, any of its Subsidiaries or any Affiliate or ERISA Affiliate of any of them has any obligation or liability, contingent or otherwise, under any Requirement of Law other than those of the United States.

                  "Compliance Certificate" has the meaning specified in Section 6.1(d) (Financial Statements).

                  "Consolidated" means, with respect to any Person, the consolidation of accounts of such Person and its Subsidiaries in accordance with GAAP.

                  "Consolidated Current Assets" means, with respect to any Person at any date, the total Consolidated current assets (other than cash and Cash Equivalents) of such Person and its Subsidiaries at such date.

                  "Consolidated Current Liabilities" means, with respect to any Person at any date, all liabilities of such Person and its Subsidiaries at such date that should be classified as current liabilities on a Consolidated balance sheet of such Person and its Subsidiaries (including taxes accrued as estimated), but excluding, in the case of the Company, the sum of (a) the principal amount of any current portion of long-term Financial Covenant Debt and
(b) (without duplication of clause (a) above) the then outstanding principal amount of the Loans.

                  "Consolidated Net Income" means, for any Person for any period, the Consolidated net income (or loss) of such Person and its Subsidiaries for such period plus, without duplication, nonrecurring extraordinary or unusual items; provided, however, that (a) the net income of any other Person in which such Person or one of its Subsidiaries has a joint interest with a third party (which interest does not cause the net income of such other Person to be Consolidated into the net income of such Person) shall be included only to the extent of the amount of dividends or distributions paid to such Person or Subsidiary, (b) the net income of any Subsidiary of such Person that is subject to any restriction or limitation on the payment of dividends or the making of other distributions shall be excluded to the extent of such restriction or limitation and (c) nonrecurring extraordinary or unusual gains and losses and any one-time increase or decrease to net income that is required to be recorded because of the adoption of new accounting policies, practices or standards required by GAAP shall be excluded, (d) any costs relating to the Transactions that are required to be expensed under GAAP shall, in each case, be excluded and (e) "Consolidated Net Income" of the Company shall, to the extent such payments have not already been included therein as an expense, be reduced by the amount of any payments made during such period by any Loan Party pursuant to the Management Agreement or the Financial Advisory Agreement.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Constituent Documents" means, with respect to any Person, (a) the articles of incorporation, certificate of incorporation, constitution or certificate of formation (or the equivalent organizational documents) of such Person, (b) the by-laws, operating agreement (or the equivalent governing documents) of such Person and (c) any document setting forth the manner of election and duties of the directors or managing members of such Person (if any) and the designation, amount or relative rights, limitations and preferences of any class or series of such Person's Stock.

                  "Contaminant" means any material, substance or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including any petroleum or petroleum-derived substance or waste, asbestos and polychlorinated biphenyls.

                  "Continuing Directors" means, with respect to any Person, (a) at any time during the first two years after the Closing Date, individuals who are directors of such Person on the Closing Date (after giving effect to the Transactions) or whose election by the board of directors of such Person or whose nomination for election by the stockholders of such Person was approved by a vote of at least a majority of individuals who were Continuing Directors as of the time of such election and (b) at any time thereafter, individuals who, two years prior to such time, were directors of such Person or whose election by the Board of Directors of such Person or whose nomination for election by the stockholders of such Person was approved by a vote of at least a majority of individuals who were Continuing Directors as of the time of such election.

                  "Contractual Obligation" of any Person means any obligation, agreement, undertaking or similar provision of any Security issued by such Person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (excluding a Loan Document) to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject.

                  "Contribution Agreement" means the Contribution Agreement, dated as of the Closing Date, among the Company, SFC, S&C 2 and Holdings.

                  "Control Account" means each Securities Account or Commodity Account that is the subject of an effective Control Account Agreement for the jurisdiction of such Securities Account or Commodity Account and that is maintained by any Loan Party with an Approved Securities Intermediary. "Control Account" includes, without limitation, all "financial assets" (under and as defined in the UCC) held in a Securities Account or a Commodity Account and all certificates and instruments, if any, representing or evidencing the "financial assets" contained therein.

                  "Control Account Agreement" means (a) in respect of a Control Account located in Australia, a mortgage of marketable securities and (b) in respect of all other Control Accounts, a letter agreement, in each case in form and substance satisfactory to the Administrative Agent executed by the relevant Loan Party, the Administrative Agent and the relevant Approved Securities Intermediary.

                  "Corporate Chart" means a corporate organizational chart or other similar document in each case in form reasonably acceptable to the Administrative Agent and setting forth, for each Person that is a Loan Party, that is subject to Section 7.11 (Additional Collateral and Guaranties) or that is a Subsidiary or Joint Venture of any of them, (a) the full legal name of

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


such Person (and any trade name, fictitious name or other name such Person may have had or operated under), (b) the jurisdiction of organization, the organizational number (if any) and the tax identification number (if any) of such Person, (c) the location of such Person's chief executive office (or sole place of business) and (d) the number of shares of each class of such Person's Stock authorized (if applicable), the number outstanding as of the date of delivery, and the number and percentage of the outstanding shares of each such class owned (directly or indirectly) by any Loan Party.

                  "Cost Indemnification Letter" means the letter, dated as of September 3, 2002, among the Seller, Acquisition Co. and the Company regarding indemnification of certain costs of the Acquired Businesses.

                  "Currency of Payment" has the meaning specified in Section
11.13 (Currency of Payment).

                  "Currency Thresholds" means (a) in the case of Obligations denominated in Dollars, $2,000,000 and each integral multiple of $1,000,000 in excess thereof and (b) in the case of Obligations denominated in Australian Dollars, each integral multiple of A$500,000.

                  "Customary Permitted Liens" means, with respect to any Person, any of the following Liens:

                  (a) Liens with respect to the payment of taxes, assessments or governmental charges in each case that are not yet due or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;

                  (b) Liens of landlords arising by statute and liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other liens, pledges and deposits imposed by law created in the ordinary course of business for amounts not yet overdue by 60 days or more or that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;

                  (c) deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money) and surety, appeal, customs or performance bonds;

                  (d) encumbrances arising by reason of zoning restrictions, deed restrictions or reservations, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar encumbrances or Permits on the use of real property not materially detracting from the value of such real property or not materially interfering with the ordinary conduct of the business conducted and proposed to be conducted at such real property;

                  (e) encumbrances arising under leases or subleases of real property that are contractually subordinate to the Liens created by the Loan Documents in form and substance satisfactory to the Administrative Agent or do not, in the aggregate, materially

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         detract from the value of such real property or interfere with the ordinary conduct of the business conducted and proposed to be conducted at such real property;

                  (f) financing statements with respect to a lessor's rights in and to personal property leased to such Person through a true lease in the ordinary course of such Person's business; and

                  (g) any attachment or judgment Lien with respect to one or more judgments or orders (or other similar process) involving, in the case of money judgments, an aggregate amount (excluding any part thereof covered by insurance) whose Dollar Equivalent (individually or in the aggregate) does not exceed $5,000,000, unless (i) enforcement proceedings shall have been commenced by any creditor upon any such order or judgement or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

                  "Debt Issuance" means the incurrence of Indebtedness of the type specified in clause (a) or (b) of the definition of "Indebtedness" by Holdings or any of its Subsidiaries.

                  "Default" means any event that, with the passing of time or the giving of notice or both, would become an Event of Default.

                  "Deposit Account" means (a) each "Deposit Account" as defined in the Pledge and Security Agreement and (b) each bank account and each other "account" under and as defined in the Australian Financial Transaction Reports Act of 1988 (Commonwealth of Australia).

                  "Deposit Account Bank" means a financial institution selected or approved by the Administrative Agent and with respect to which a Loan Party has duly executed and delivered to the Administrative Agent a legal, valid, binding and enforceable Deposit Account Control Agreement.

                  "Deposit Account Control Agreement" means (a) a "Deposit Account Control Agreement" under and as defined in the Pledge and Security Agreement and (b) the equivalent Australian Cash Management Document.

                  "Disbursement Agent" means (a) in the case of Australian Dollar Borrowings, repayment by any Loan Party of Australian Dollar Loans, the Issuance of Letters of Credit from the Australian Lending Office of any Issuer, repayment of Obligations owing to the Australian Agent or any Australian Dollar Lender or owing by any Loan Party (but not any Lender or Issuer) to the Australian Lending Office of any Issuer (and maintaining accounts, computation of interest (including the rates thereof) and fees, determinations under Section
3.3 (Determinations of Initial Borrowing Conditions) and claims under Section
2.14 (Special Provisions Governing External Rate Loans) or Section 2.16 (Taxes) in respect of such Borrowings, Loans, Obligations and Letters of Credit), and Notices of Conversion or Continuation of Australian Bill Rate Loans, the Australian Agent and (b) otherwise, the Administrative Agent.

                  "Disclosure Documents" means, collectively, (a) the confidential information memoranda and related materials prepared in connection with syndication of the Facilities, (b) the

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


Senior Notes Offering Memorandum, and (c) on or after the issuance of any Permitted Unsecured Indebtedness (other than the Senior Notes), any offering memorandum (if any) in respect thereof.

                  "Documentary Letter of Credit" means any Letter of Credit under which payments may be made by the Issuer to the beneficiary upon presentation of documents evidencing the sale or shipment of goods purchased by the Company or any of its Subsidiaries in the ordinary course of its business.

                  "Documentation Agent" has the meaning specified in the preamble to this Agreement.

                  "Dollar" and the sign "$" (but not the sign "A$") each mean the lawful money of the United States.

                  "Dollar Equivalent" of any amount means, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount,
(b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in Dollars determined using the rate of exchange quoted by Citibank in New York, New York at 11:00 a.m. (Local Time) on the date of determination (or, if such date is not a Business Day, the last Business Day prior thereto) to prime banks in New York for the spot purchase in the New York foreign exchange market of such amount of Dollars with such Alternative Currency and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate.

                  "Dollar Revolving Credit Note" means (a) each promissory note of the Company payable in Dollars to the order of any Revolving Credit Lender in a principal amount equal to the amount of such Revolving Credit Lender's Revolving Credit Commitment and evidencing the aggregate Indebtedness of the Company to such Revolving Credit Lender resulting from the Revolving Dollar Loans owing to such Revolving Credit Lender and (b) each note of either Australian Borrower payable in Dollars in a principal amount equal to the amount of such Revolving Credit Lender's Revolving Credit Commitment in relation to which Australian Debentures may be issued as a result of the Revolving Dollar Loans made to such Australian Borrower by such Revolving Credit Lender.

                  "Dollar Revolving Credit Facility" means the Revolving Credit Commitments and the provisions herein related to the Revolving Dollar Loans, Letters of Credit and Swing Loans.

                  "Domestic Guaranty" means the guaranty, in substantially the form of Exhibit H-1 (Form of Domestic Guaranty), executed by the Subsidiaries of the Company that are Domestic Subsidiaries.

                  "Domestic Lending Office" means, with respect to any Lender or Issuer, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or, in the case of a Lender, on the Assignment and Acceptance by which it became a Lender or such other office of such Lender or Issuer as such Lender or Issuer may from time to time specify to the Company and the Administrative Agent.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Domestic Person" means any "United States person" under and as defined in Section 7701(a)(30) of the Code.

                  "Domestic Subsidiary" means any Subsidiary of the Company organized under the laws of any state of the United States or the District of Columbia.

                  "Domestic Subsidiary Guarantor" means any Subsidiary Guarantor that is a Domestic Person party to the Domestic Guaranty.

                  "EBITDA" means, with respect to any Person for any period, (a) Consolidated Net Income of such Person for such period plus (b) the sum of, in each case without duplication and to the extent included in the calculation of such Consolidated Net Income, (i) any provision for income taxes, (ii) Interest Expense, (iii) loss from nonrecurring extraordinary or unusual items, (iv) depreciation, depletion and amortization expenses, (v) any aggregate net loss from the sale, exchange or other disposition of capital assets by such Person,
(vi) any net decrease in Consolidated Net Income resulting solely from the marking-to-market of open positions on contracts relating to lines of business of the Loan Parties permitted hereunder, to the extent such net decrease is required by the application of Statement of Financial Accounting Standards No. 133 (Accounting for Derivative Instruments and Hedging Activities) of the Financial Accounting Standards Board (and any replacement or successor statement) and (vii) all other non-cash charges and non-cash losses or nonrecurring extraordinary or unusual items reducing Consolidated Net Income for such period, including the amount of any compensation deduction as the result of any grant prior to, on or after the Closing Date of Stock or Stock Equivalents to employees, officers, directors or consultants and related expenses minus (c) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income but without duplication, (i) any credit for income tax,
(ii) interest income, (iii) gains from nonrecurring extraordinary or unusual items for such period, (iv) any aggregate net gain from the sale, exchange or other disposition of capital assets by such Person, (v) any net increase in Consolidated Net Income resulting solely from the marking-to-market of open positions on contracts relating to lines of business of the Loan Parties permitted hereunder to the extent such net increase is required by the application of Statement of Financial Accounting Standards No. 133 (Accounting for Derivative Instruments and Hedging Activities) of the Financial Accounting Standards Board (and any replacement or successor statement) and (vi) any other non-cash gains or other items which have been added in determining Consolidated Net Income, including any reversal of a change referred to in clause (b)(vii) above by reason of a decrease in the value of any Stock or Stock Equivalent.

                  "Eligibility Reserves" means, with respect to any Borrower, the sum, without duplication, of (a) a reserve to account for potential claims of livestock suppliers under the Packers and Stockyards Act of 1921 (taking into account arrangements acceptable to the Administrative Agent to transfer the risk of repayment of any surety bond issued for the benefit of such suppliers) and
(b) effective as of two Business Days after the date of written notice of any determination thereof to the Company by the Administrative Agent, such amounts as the Administrative Agent, in its sole discretion exercised reasonably and in accordance with customary business practices for comparable asset-based transactions, may from time to time establish against the gross amounts of Eligible Receivables, Eligible Parts and Supplies, other Eligible Inventory, Eligible Equipment and Eligible Real Property of such Borrower to reflect risks or contingencies that may affect any one or more class of such items and that have not already been taken into account in the calculation of the Borrowing Base of such Borrower

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


(including risks or contingencies that may affect the value of such items, the ability of the Secured Parties to realize such value or the security interest of the Secured Parties therein.

                  "Eligible Assignee" means (a) any Lender and any Affiliate or Approved Fund of any Lender, (b) a commercial bank having total assets the Dollar Equivalent of which is in excess of $5,000,000,000, (c) a finance company, insurance company or any other financial institution or Fund, in each case reasonably acceptable to the Administrative Agent and regularly engaged in making, purchasing or investing in loans and having a net worth, determined in accordance with GAAP, the Dollar Equivalent of which is in excess of $250,000,000 (or, to the extent net worth is less than such amount, a finance company, insurance company, other financial institution or Fund, reasonably acceptable to the Administrative Agent and the Company) or (d) a savings and loan association or savings bank organized under the laws of the United States or any State thereof having a net worth, determined in accordance with GAAP, the Dollar Equivalent of which is in excess of $250,000,000; provided, however, that "Eligible Assignee" shall not include any Loan Party, any Affiliate thereof or any Associate of any of them.

                  "Eligible Equipment" means, with respect to any Borrower, all Equipment of such Borrower and each of its Borrowing Base Contributors located in the United States (if such Borrower is the Company) or Australia (if such Borrower is an Australian Borrower) (a) that is owned solely by such Borrower or one of its Borrowing Base Contributors, (b) with respect to which the Administrative Agent or the Australian Collateral Trustee has a valid, perfected and enforceable first-priority Lien, (c) with respect to which no representation or warranty contained in any Loan Document has been breached, (d) that is not, in the Administrative Agent's sole discretion exercised commercially reasonably, obsolete or unmerchantable and (e) that the Administrative Agent deems to be Eligible Equipment, based on such credit and collateral considerations as the Administrative Agent may, in its sole discretion exercised commercially reasonably, deem appropriate.

                  "Eligible Inventory" means, with respect to any Borrower, all Inventory of such Borrower and each of its Borrowing Base Contributors located in the United States (if such Borrower is the Company) or Australia (if such Borrower is an Australian Borrower) or is in a shipment from one such country to the other (for any Borrower) (in each case, other than any Inventory that has been consigned by such Borrower or one of its Borrowing Base Contributors) including raw materials, work-in-process, finished goods, parts and supplies (a) that is owned solely by such Borrower or one of its Borrowing Base Contributors,
(b) with respect to which the Administrative Agent or the Australian Collateral Trustee, has a valid, perfected and enforceable first-priority Lien, (c) with respect to which no representation or warranty contained in any Loan Document has been breached, (d) which is not, in the Administrative Agent's sole discretion exercised commercially reasonably, obsolete or unmerchantable, (e) with respect to which (in respect of any Inventory labeled with a brand name or trademark and sold by such Borrower or one of its Borrowing Base Contributors pursuant to a trademark owned by such Borrower or one of its Borrowing Base Contributors or a license granted to such Borrower or one of its Borrowing Base Contributors) the Administrative Agent would have rights under such trademark or license pursuant to the Collateral Documents to sell such Inventory in connection with a liquidation thereof and (f) that the Administrative Agent deems to be Eligible Inventory based on such credit and collateral considerations as the Administrative Agent may, in its sole discretion exercised commercially reasonably, deem appropriate. No Inventory of such Borrower or any of its Borrowing Base Contributors shall be Eligible Inventory if such Inventory consists of (i) goods returned or rejected by customers other than goods that are undamaged or are resaleable in the

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


normal course of business, (ii) goods to be returned to suppliers, (iii) by-products, (iv) aged products, (v) ingredients, (vi) fuel, (vii) chemicals,
(viii) inventory at closed facilities or (ix) goods located, stored, used or held at the premises of a third party unless, in the case of this clause (ix),
(A)(1) the Administrative Agent or the Australian Collateral Trustee shall have received a Landlord Waiver or Bailee's Letter or (2) in the case of Inventory located at a leased premises, an Eligibility Reserve satisfactory to the Administrative Agent shall have been established with respect thereto and (B) if applicable, an appropriate UCC-1 financing statement (or other required perfection document) shall have been executed and properly filed in respect thereto.

                  "Eligible Parts and Supplies" means Eligible Inventory of the Company consisting of packaging, spare parts or supplies located in the United States and classified as such on the Company's (or any of its Borrowing Base Contributor's) accounting system; provided, however, that "Eligible Parts and Supplies" shall not include any perishable good or "food products" under and as defined in the UCC.

                  "Eligible Real Property" means, with respect to any Borrower at any time, any parcel of Real Property owned by such Borrower or any of its Borrowing Base Contributors, located in the United States (if such Borrower is the Company) or Australia (if such Borrower is an Australian Borrower) and as to which each of the following conditions is satisfied at such time:

                  (a) (i) a valid and enforceable first-priority Lien on such parcel of Real Property (subject to Customary Permitted Liens and other Liens approved by the Administrative Agent) shall have been granted by such Borrower or one of its Borrowing Base Contributors in favor of the Administrative Agent pursuant to a Mortgage in form and substance satisfactory to the Administrative Agent and (ii) such Lien shall be in full force and effect in favor of the Administrative Agent;

                  (b) if such parcel of Real Property is located in the United States, the Administrative Agent (and, where applicable, the relevant title insurance company) shall have received in form reasonably satisfactory to it all U.S. Mortgage Supporting Documents in respect of such parcel of Real Property;

                  (c) if such parcel of Real Property is located in Australia, the Administrative Agent and the Australian Collateral Trustee shall have received in form reasonably satisfactory to each of them all Australian Mortgage Supporting Documents in respect of such parcel of Real Property;

                  (d) the Administrative Agent shall have received an Appraisal with respect to such parcel of Real Property;

                  (e) no casualty shall have occurred materially affecting the use, operation or value of such parcel of Real Property if such casualty has not been restored or repaired by the mortgagor under the Mortgage encumbering such parcel of Real Property;

                  (f) no material condemnation or taking by eminent domain shall have occurred nor shall any notice of any pending or threatened condemnation or other proceeding against such parcel of Real Property been delivered to the owner or lessee of such parcel of Real Property that would materially affect the use, operation or value of such; and

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (g) the mortgagor under the relevant Mortgage encumbering such parcel of Real Property shall comply in all material respects with the terms of such Mortgage.

                  "Eligible Receivable" means, with respect to any Borrower, the gross outstanding balance of each Account of such Borrower and each of its Borrowing Base Contributors arising out of the sale of merchandise, goods or services in the ordinary course of business, that is made by such Borrower or one of its Borrowing Base Contributors that constitutes Collateral in which the Administrative Agent or the Australian Collateral Trustee has a valid, perfected and enforceable first-priority Lien; provided, however, that an Account shall not be an "Eligible Receivable" if any of the following shall be true:

                  (a) (i) such Account is more than 30 days past due according to the original terms of sale or (ii) 90 days past the original invoice date thereof; or

                  (b) any warranty contained in this Agreement or any other Loan Document with respect to such specific Account is not true and correct with respect to such Account; or

                  (c) the Account Debtor on such Account has disputed liability or made any claim with respect to any other Account due from such Account Debtor to such Borrower, such Borrowing Base Contributor or any Subsidiary of any of them but only to the extent of such dispute or claim; or

                  (d) the Account Debtor on such Account has (i) filed a petition for bankruptcy, liquidation, winding-up or any other relief under the Bankruptcy Code or the Australian Corporations Act or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors, (ii) made an assignment for the benefit of creditors, (iii) had filed against it any petition or other application for relief under the Bankruptcy Code or the Australian Corporations Act or any such other law, (iv) has failed, suspended business operations, become insolvent, called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation or (v) had or suffered a receiver or a trustee to be appointed for all or a significant portion of its assets or affairs; or

                  (e) the Account Debtor on such Account or any of its Affiliates is also a supplier to or creditor of such Borrower, such Borrowing Base Contributor or any Subsidiary of any of them, unless such supplier or creditor has executed a no-offset letter satisfactory to the Administrative Agent, in its sole discretion exercised commercially reasonably;

                  (f) the Account Debtor on such Account is a Person that is an Affiliate of such Borrower or such Borrowing Base Contributor (other than Accounts owing by ConAgra, Inc. or any of its Subsidiaries); or

                  (g) the sale represented by such Account is to an Account Debtor located outside the United States, Australia and Canada, unless the sale is on letter of credit or acceptance terms acceptable to the Administrative Agent, in its sole discretion exercised commercially reasonably; or

                  (h) the sale to such Account Debtor on such Account is on a bill-on-hold, guaranteed sale, sale-and-return, cash-on-delivery sale, sale-on-approval or consignment basis or on other terms by reason of which the payment by the Account Debtor may be conditional; or

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (i) such Account is subject to a Lien in favor of any Person other than the Administrative Agent for the benefit of the Secured Parties or the Australian Collateral Trustee; or

                  (j) such Account is subject to any deduction, offset, counterclaim, return privilege or other conditions other than volume sales discounts given in the ordinary course of such Borrower's or such Borrowing Base Contributor's business, to the extent such volume sales discounts have been applied to such Account in all Borrowing Base Certificates delivered hereunder and including such Account; provided, however, that such Account shall be ineligible pursuant to this clause
         (j) only to the extent of such deduction, offset, counterclaim, return privilege or other condition; or

                  (k) the goods sold or services rendered with respect to such Account were sold or rendered to such Account Debtor in a State of the United States requiring the owner of such Account, as a precondition to commencing or maintaining any action in the courts of such State either to (i) receive a certificate of authorization to do business in such State or be in good standing in such State or (ii) file a Notice of Business Activities Report with the appropriate office or agency of such State, in each case unless the holder of such Account has received such a certificate of authority to do business, is in good standing or, as the case may be, has duly filed such a notice in such State; or

                  (l) the Account Debtor on such Account is a United States Governmental Authority, unless such Borrower or such Borrowing Base Contributor has assigned its rights to payment of such Account to the Administrative Agent pursuant to the Assignment of Claims Act of 1940, as amended, in the case of a federal Governmental Authority, and pursuant to applicable law, if any, in the case of any other Governmental Authority, and such assignment has been accepted and acknowledged by the appropriate government officers; or

                  (m) 50% or more of the outstanding Accounts of the Account Debtor have become, or have been determined by the Administrative Agent, in accordance with the provisions hereof, to be, ineligible; or

                  (n) the sale represented by such Account is denominated in a currency other than Dollars, in the case of the Company and its Borrowing Base Contributors or Dollars and Australian Dollars in the case of any Australian Borrower and its Borrowing Base Contributors; or

                  (o) such Account is not evidenced by an invoice or other writing in form acceptable to the Administrative Agent, in its sole discretion exercised commercially reasonably; or

                  (p) such Borrower or such Borrowing Base Contributor, in order to be entitled to collect such Account, is required to perform any additional service for, or perform or incur any additional obligation to, the Person to whom or to which it was made; or

                  (q) (i) the total Accounts of such Account Debtor to such Borrower and its Borrowing Base Contributors (excluding, in the case of the Australian Borrowers, the Company and its Borrowing Base Contributors) represent more than 20% of the Eligible Receivables of such Borrower and its Borrowing Base Contributors at such time, but only

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         to the extent of such excess or (ii) the total Accounts of such Account Debtor to the Borrowers and their Borrowing Base Contributors represent more than 20% of the Eligible Receivables of the Borrowers and their Borrowing Base Contributors but only to the extent of such excess;

                  (r) the Borrower's or Borrowing Base Contributor's right to receive payment of such Account is not absolute or is contingent;

                  (s) the Borrower or the Borrowing Base Contributor cannot bring suit or otherwise enforce its remedies against the Account Debtor through judicial process; or

                  (t) the Administrative Agent, in accordance with its customary criteria, determines, in its sole discretion exercised commercially reasonably, that such Account might not be paid or is otherwise ineligible.

                  "Environmental Laws" means all applicable Requirements of Law now or hereafter in effect and as amended or supplemented from time to time, relating to (a) the carrying out of uses, works or development or the subdivision of land, (b) the emission of substances into the environment, pollution or contamination, (c) production, use, handling, storage, transportation or disposal of waste, hazardous substances and dangerous goods,
(d) conservation, heritage or natural resources, (e) threatened or endangered flora and fauna or (f) the regulation and protection of human or animal health, safety, the environment or natural resources, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.); the Hazardous Material Transportation Act, as amended (49 U.S.C. Section 1801 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. Section 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901 et seq.); the Toxic Substance Control Act, as amended (42 U.S.C. Section 7401 et seq.); the Clean Air Act, as amended (42 U.S.C. Section 740 et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. Section 1251 et seq.); the Occupational Safety and Health Act, as amended (29 U.S.C. Section 651 et seq.); the Safe Drinking Water Act, as amended (42 U.S.C. Section 300f et seq.); and each of their state and local counterparts or equivalents and any transfer of ownership notification or approval statute, including the Industrial Site Recovery Act (N.J. Stat. Ann. Section 13:1K-6 et seq.).

                  "Environmental Liabilities and Costs" means, with respect to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute and whether arising under any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, in each case relating to any environmental, health or safety condition or to any Release or threatened Release and resulting from the past, present or future operations of, or ownership of property by, such Person or any of its Subsidiaries.

                  "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

                  "Environmental Reports" means the reports identified on
Schedule 4.18 (Environmental Matters).

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Equipment" (a) in respect of "Equipment" of any Australian Subsidiary, equipment, plant and machinery of such Australian Subsidiary and (b) otherwise, has the meaning specified in the Pledge and Security Agreement.

                  "Equity Investment Amount" means, at any time, an amount equal to the sum, without duplication, of (a) the amount of cash proceeds (net of brokers' and advisors' fees and other costs incurred in connection with such transaction, if evidence of such costs is provided to the Administrative Agent in form and substance reasonably satisfactory to it) received by the Company or any of its Subsidiaries after the Closing Date and at or prior to such time from any sale of any Stock or Stock Equivalents of SFC, S&C 2 or Holdings by Acquisition Co., SFC or S&C 2 to any Person other than Holdings or any of its Subsidiaries and excluding (but only to the extent and for as long as such director, member of management, employee or individual independent contractor does not have any Indebtedness incurred in connection with the purchase of such Sock or Stock Equivalents outstanding and owing to any Loan Party) proceeds from the issuance of Stock and Stock Equivalents in the ordinary course of business to any director, member of management, employee or individual independent contractor of Holdings or any of its Subsidiaries and (b) to the extent not included in clause (a) above, the aggregate amount of cash contributions to the capital of Holdings made after the Closing Date and to the extent further contributed at or prior to the date of determination to the capital of the Company.

                  "ERISA" means the United States Employee Retirement Income Security Act of 1974.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control or treated as a single employer with the Company or any of its Subsidiaries within the meaning of Section 414(b), (c),
(m) or (o) of the Code.

                  "ERISA Event" means (a) a reportable event described in
Section 4043(b) or 4043(c)(1), (2), (3), (5), (6), (8) or (9) of ERISA with respect to a Title IV Plan or a Multiemployer Plan, (b) the withdrawal of the Company, any of its Subsidiaries or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA, (c) the complete or partial withdrawal of the Company, any of its Subsidiaries or any ERISA Affiliate from any Multiemployer Plan, (d) notice of reorganization or insolvency of a Multiemployer Plan, (e) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA, (f) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC, (g) the failure to make any required contribution to a Title IV Plan or Multiemployer Plan, (h) the imposition of a lien under Section 412 of the Code or Section 302 of ERISA on the Company or any of its Subsidiaries or any ERISA Affiliate or (i) any other event or condition that might reasonably be expected to constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA.

                  "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Federal Reserve Board.

                  "Eurodollar Base Rate" means, with respect to any Interest Period for any Eurodollar Rate Loan, the rate determined by the Administrative Agent to be the offered rate for

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


deposits in Dollars for the applicable Interest Period appearing on the Reference Screen as of 11:00 a.m., Local Time, on the second full Business Day next preceding the first day of each Interest Period. In the event that no Reference Screen shall be available, the Eurodollar Base Rate shall be the rate of interest determined by the Administrative Agent to be the rate per annum at which deposits in Dollars are offered by the principal office of Citibank in London to major banks in the London interbank market at 11:00 a.m. (Local Time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Eurodollar Rate Loan for a period equal to such Interest Period.

                  "Eurodollar Lending Office" means, with respect to any Lender or Issuer, the office of such Lender or Issuer specified as its "Eurodollar Lending Office" opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or, in the case of a Lender, on the Assignment and Acceptance by which it became a Lender (or, if no such office is specified, its Domestic Lending Office) or such other office of such Lender or Issuer as such Lender or Issuer may from time to time specify to the Company and the Administrative Agent.

                  "Eurodollar Rate" means, with respect to any Interest Period for any Eurodollar Rate Loan, an interest rate per annum equal to the rate per annum obtained by dividing (a) the Eurodollar Base Rate by (b)(i) a percentage equal to 100% minus (ii) the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the Eurodollar Rate is determined) having a term equal to such Interest Period.

                  "Eurodollar Rate Loan" means any Loan that, for an Interest Period, bears interest based on the Eurodollar Rate.

                  "Event of Default" has the meaning specified in Section 9.1 (Events of Default).

                  "Excess Cash Flow" means, for the Company for any Cash Flow Period, (a) Consolidated Adjusted EBITDA of the Company for such Cash Flow Period plus (b) the excess, if any, of the Working Capital of the Company at the beginning of such Cash Flow Period over the Working Capital of the Company at the end of such Cash Flow Period minus (c) the sum of (without duplication) (i) scheduled and mandatory cash principal payments on the Loans during such Cash Flow Period and optional cash principal payments on the Loans during such Cash Flow Period (but only, in the case of Revolving Loans and Swing Loans, to the extent that any Revolving Credit Commitment is permanently reduced by the amount of such payments), (ii) scheduled cash principal payments made by the Company or any of its Subsidiaries during such Cash Flow Period on other Indebtedness to the extent such other Indebtedness and payments are not prohibited by this Agreement, (iii) scheduled payments made by the Company or any of its Subsidiaries on Capital Lease Obligations to the extent such Capital Lease Obligations and payments are not prohibited by this Agreement, (iv) Capital Expenditures (to the extent not financed by the incurrence of Indebtedness other than the Obligations) made by the Company or any of its Subsidiaries during such Cash Flow Period to the extent not prohibited by this Agreement, (v) the excess, if any, of the Working Capital of the Company at the end of such Cash Flow Period over the Working Capital of the Company at the beginning of such Cash Flow Period, (vi) cash payments made during such Cash Flow Period by the Company or any of its

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


Subsidiaries to satisfy income tax obligations of the Company and its Subsidiaries, (vii) any Restricted Payment made pursuant to clause (c) of
Section 8.5 (Restricted Payments), but only to the extent such payment was not included as an expense in the determination of Consolidated Adjusted EBITDA,
(viii) Investments in Permitted Joint Ventures made during such Cash Flow Period, to the extent such Investments are not prohibited hereunder, (ix) any Garden City Insurance Claims received during such Cash Flow Period and (viii) Cash Interest Expense of the Company and its Subsidiaries during such Cash Flow Period.

                  "External Rate" means each of the Fixed Rates and the Australian Short-Term Rate.

                  "External Rate Loan" means any Australian Short-Term Loan and any Fixed Rate Loan.

                  "FAA" means the U.S. Federal Aviation Administration.

                  "Facilities" means the Term Loan Facility and the Revolving Credit Facility (and, as applicable, the Australian Dollar Subfacility).

                  "Fair Market Value" means (a) with respect to any asset or group of assets (other than a marketable Security) at any date, the value of the consideration obtainable in a sale of such asset at such date assuming a sale by a willing seller to a willing purchaser dealing at arm's length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as reasonably determined by the Board of Directors of the Company or, if such asset shall have been the subject of a relatively contemporaneous appraisal by an independent third party appraiser, the basic assumptions underlying which have not materially changed since its date, the value set forth in such appraisal and (b) with respect to any marketable Security at any date, the closing sale price of such Security on the Business Day next preceding such date, as appearing in any published list of any national securities exchange or the NASDAQ Stock Market or, if there is no such closing sale price of such Security, the final price for the purchase of such Security at face value quoted on such business day by a financial institution of recognized standing regularly dealing in securities of such type and selected by the Administrative Agent.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Federal Reserve Board" means the Board of Governors of the United States Federal Reserve System, or any successor thereto.

                  "Fee Letter" shall mean the amended and restated fee letter, dated as of September 3, 2002, addressed to Acquisition Co. from Citicorp, JPMorgan and the Arrangers, accepted by Acquisition Co. on September 3, 2002 and assigned to the Company on the Closing

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


Date, with respect to certain fees to be paid from time to time to Citicorp, JPMorgan and the Arrangers.

                  "Financial Accounting Standards Board" means the United States Financial Accounting Standards Board, and any successor or replacement entity.

                  "Financial Advisory Agreement" means the financial advisory agreement, dated as of the Closing Date, between the Company, its Subsidiaries, Holdings, SFC, S&C 2 and Hicks, Muse & Co. Partners.

                  "Financial Covenant Debt" of any Person means Indebtedness of the type specified in clauses (a), (b), (d), (e), (f) and (h) of the definition of "Indebtedness" and non-contingent obligations of the type specified in clause
(c) of such definition.

                  "Financial Statements" means the financial statements of the Company and its Subsidiaries delivered in accordance with Sections 4.4 (Financial Statements) and 6.1 (Financial Statements).

                  "Fiscal Quarter" means each of the three month periods ending on the Sunday immediately preceding May 31, August 31, November 30 and February 28.

                  "Fiscal Year" means (a) if the Company does not change its fiscal year to August 31 prior to May 31, 2003 as permitted under Section 8.14 (Accounting Changes; Fiscal Year), the twelve month periods ending on the Sunday immediately preceding May 31 and (b) otherwise, any of (i) the period starting on the Closing Date and ending on the Sunday immediately preceding August 31, 2003 and (ii) the twelve month periods thereafter ending on the Sunday immediately preceding August 31.

                  "Fixed Asset Borrowing Base" means, for any Borrower at any time, the amount, if any, by which (a) the lesser of (i) the sum of each portion of the Amortized Value of the Fixed Asset Sublimit allocated at such time to such Borrower or any of its Borrowing Base Contributors by the Administrative Agent after consultation with the Syndication Agent and (ii) the Fixed Asset Value of such Borrower at such time exceeds (b) the Dollar Equivalent of the Permanent Mandatory Prepayments of such Borrower at such time.

                  "Fixed Asset Sublimit" means $110,000,000.

                  "Fixed Asset Value" means, at any time with respect to any Borrower, the sum of (a) the lesser of (i) up to 75% of the Dollar Equivalent of the Loan Value at such time of Eligible Equipment of such Borrower determined by reference to the Initial Appraisals and (ii) up to 75% of the Dollar Equivalent of the Loan Value at such time of Eligible Equipment of such Borrower determined by reference to the most recent Updated Appraisal, if applicable and (b) the lesser of (i) up to 50% of the Dollar Equivalent of the Loan Value at such time of Eligible Real Property of such Borrower determined by reference to the Initial Appraisals and (ii) up to 50% of the Dollar Equivalent of the Loan Value at such time of the Eligible Real Property of such Borrower determined by reference to the most recent Updated Appraisal, if applicable.

                  "Fixed Charges" means, with respect to any Person for any period, the sum, determined on a Consolidated basis, of (a) the Annualized Cash Interest Expense of such Person and its Subsidiaries for such period, (b) the Annualized principal amount of Consolidated

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


Financial Covenant Debt of such Person and its Subsidiaries having a scheduled due date during such period and (c) the amount of all cash dividends on Stock and other Restricted Payments (other than cash dividends and other Restricted Payments permitted under clause (a), (c)(i), (ii) or (iii) of Section 8.5 (Restricted Payments)) paid by such Person and its Subsidiaries in respect of such period to Persons other than such Person and its Subsidiaries.

                  "Fixed Charge Coverage Ratio" means, with respect to any Person for any period, the ratio of (a) Consolidated Adjusted EBITDA of such Person for such period minus Capital Expenditures of such Person for such period minus the total federal income tax liability actually payable by such Person in respect of such period to (b) the Fixed Charges of such Person for such period.

                  "Fixed Rate" means (a) with respect to Eurodollar Rate Loans, the Eurodollar Rate and (b) with respect to Australian Bill Rate Loans, the Australian Bill Rate.

                  "Fixed Rate Loan" means each Eurodollar Rate Loan and Australian Bill Rate Loan.

                  "Fund" means any Person (other than a natural Person) that is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "GAAP" means generally accepted accounting principles in the United States as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, that are applicable to the circumstances as of the date of determination.

                  "Garden City Insurance Claim" means the aggregate claim of the Seller and all of its Subsidiaries arising out of the December 25, 2000 fire at the beef plant in Garden City, Kansas, associated with all coverage provisions of the all risk policy maintained by the Seller in force at the time of such loss and including claims for business interruption, property damages and costs and expenses.

                  "GECC" has the meaning specified in the preamble to this Agreement.

                  "General Intangible" has the meaning specified in the Pledge and Security Agreement.

                  "Governmental Authority" means any nation, sovereign or government, any state or other political subdivision thereof and any entity or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any central bank or stock exchange.

                  "Government Bank Guarantee" means any bank guarantee that (a) is a Letter of Credit issued from the Australian Lending Office of any Issuer for the account of any Australian Borrower, (b) is issued for the benefit of any Australian Governmental Authority acceptable to the Australian Agent, (c) may be terminated by the Issuer thereof at any time by such Issuer making full or partial payment to the beneficiary thereunder (and which contains language

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


reasonably acceptable to the Issuer to such effect) and (d) is on terms and conditions reasonably satisfactory to the Issuer thereof and the Australian Agent.

                  "GST" has the meaning given to such term in Australia's A New Tax System (Goods and Services Tax) Act 1999 (Commonwealth of Australia).

                  "Guarantor" means each of Holdings and each Subsidiary Guarantor.

                  "Guaranty" means each of the Domestic Guaranty and the Non-U.S. Guaranty.

                  "Guaranty Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any Indebtedness of another Person, if the purpose or intent of such Person in incurring the Guaranty Obligation is to provide assurance to the obligee of such Indebtedness that such Indebtedness will be paid or discharged, that any agreement relating thereto will be complied with, or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof, including (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of Indebtedness of another Person and (b) any liability of such Person for Indebtedness of another Person through any agreement (contingent or otherwise)
(i) to purchase, repurchase or otherwise acquire such Indebtedness or any security therefor or to provide funds for the payment or discharge of such Indebtedness (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise), (ii) to maintain the solvency or any balance sheet item, level of income or financial condition of another Person, (iii) to make take-or-pay or similar payments, if required, regardless of non-performance by any other party or parties to an agreement, (iv) to purchase, sell or lease (as lessor or lessee) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss or (v) to supply funds to, or in any other manner invest in, such other Person (including to pay for property or services irrespective of whether such property is received or such services are rendered), if in the case of any agreement described under clause (b)(i), (ii),
(iii), (iv) or (v) above the primary purpose or intent thereof is to provide assurance that Indebtedness of another Person will be paid or discharged, that any agreement relating thereto will be complied with or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof. The amount of any Guaranty Obligation shall be equal to the amount of the Indebtedness so guaranteed or otherwise supported.

                  "Hedging Contracts" means all Interest Rate Contracts, foreign exchange contracts, currency swap or option agreements, forward contracts, commodity swap, purchase or option agreements, other commodity price hedging arrangements and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices.

                  "Hicks, Muse" means Hicks, Muse, Tate & Furst, Incorporated, a Texas corporation.

                  "Hicks, Muse & Co. Partners" means Hicks, Muse & Co. Partners, L.P., a Texas limited partnership.

                  "Holdings" has the meaning specified in the preamble to this Agreement.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Hyrum Lease" means the lease agreement, by and between the Seller and Swift Beef Company, a Delaware corporation and a Subsidiary of the Company, dated on or about the Closing Date, in respect of Real Property in Hyrum, Utah.

                  "Indebtedness" of any Person means without duplication (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (c) all reimbursement and all obligations with respect to letters of credit, bankers' acceptances, surety bonds and performance bonds, whether or not matured, (d) all indebtedness for the deferred purchase price of property or services, other than trade payables incurred and accrued expenses arising in the ordinary course of business that are not overdue, (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all Capital Lease Obligations of such Person and the present value of future rental payments under all synthetic leases, (g) all Guaranty Obligations of such Person, (h) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Stock or Stock Equivalents of such Person, valued, in the case of redeemable preferred stock, at the greater of its voluntary liquidation preference and its involuntary liquidation preference plus accrued and unpaid dividends, (i) all payments that such Person would have to make in the event of an early termination on the date Indebtedness of such Person is being determined in respect of Hedging Contracts of such Person and (j) all Indebtedness of the type referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including Accounts and General Intangibles) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

                  "Indemnified Matter" has the meaning specified in Section 11.4 (Indemnities).

                  "Indemnitee" has the meaning specified in Section 11.4 (Indemnities).

                  "Initial Appraisals" means the appraisals of all Inventory, Accounts, Real Property and Equipment of each Borrower and each of its Borrowing Base Contributors received by the Administrative Agent prior to the Closing Date and made available by the Administrative Agent to prospective Lenders by posting on an Intralinks Internet web site at various times in June and July 2002.

                  "Interbank Rate" means, for any period, (a) in respect of amounts payable in Australian Dollars, the Australian Short-Term Rate and (b) in respect of all other amounts, the Federal Funds Rate for such period.

                  "Interest Coverage Ratio" means, with respect to any Person for any period, the ratio of (a) Consolidated Adjusted EBITDA of such Person for such period to (b) Annualized Cash Interest Expense of such Person for such period.

                  "Interest Expense" means, for any Person for any period, (a) Consolidated total interest expense of such Person and its Subsidiaries for such period and including, in any event, interest capitalized during such period and net costs under Interest Rate Contracts for such period (but in any event not including non-cash interest expense on the Seller Note) minus (b) Consolidated net gains of such Person and its Subsidiaries under Interest Rate Contracts for

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


such period and minus (c) any Consolidated interest income of such Person and its Subsidiaries for such period.

                  "Interest Period" means, in the case of any Fixed Rate Loan,
(a) initially, the period commencing on the date such Fixed Rate Loan is made or on the date of conversion of a Loan to such Fixed Rate Loan and ending (i) in the case of a Eurodollar Rate Loan, one, two, three or six months thereafter (or, if deposits of such duration are available to all Lenders (as determined, with respect to each Lender, by such Lender in its sole discretion), ending nine or twelve months thereafter) and (ii) in the case of an Australian Bill Rate Loan, one, two, three, four, five or six months thereafter, as selected by a Borrower in its Notice of Borrowing or Notice of Conversion or Continuation given to the Administrative Agent or the Australian Agent pursuant to Section
2.2 (Borrowing Procedures) or 2.11 (Conversion and Continuation) and (b) thereafter, if such Fixed Rate Loan is continued, in whole or in part, as a Fixed Rate Loan in the same currency pursuant to Section 2.11 (Conversion and Continuation), a period commencing on the last day of the immediately preceding Interest Period therefor and ending (i) in the case of a Eurodollar Rate Loan, one, two, three or six months thereafter (or, if deposits of such duration are available to all Lenders (as determined, with respect to each Lender, by such Lender in its sole discretion), ending nine or twelve months thereafter) and
(ii) in the case of an Australian Bill Rate Loan, one, two, three, four, five or six months thereafter, as selected by the Borrower therefor in its Notice of Conversion or Continuation given to the Administrative Agent or the Australian Agent pursuant to Section 2.11 (Conversion and Continuation); provided, however, that all of the foregoing provisions relating to Interest Periods in respect of Fixed Rate Loans are subject to the following:

                           (i) if any Interest Period would otherwise end on a
                  day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day in the same calendar month or, if no such Business Day exists, on the immediately preceding Business Day;

                           (ii) any Interest Period that begins on the last
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                           (iii) no Borrower may select any Interest Period that
                  ends after the date of a scheduled principal payment on the Loans as set forth in Article II (The Facilities) unless, after giving effect to such selection, the aggregate unpaid principal amount of the Loans for which Interest Periods end after such scheduled principal payment shall be equal to or less than the principal amount to which the Loans are required to be reduced after such scheduled principal payment is made;

                           (iv) no Borrower may select any Interest Period in
                  respect of Loans having an aggregate principal amount that is not equal to a Currency Threshold for the currency in which such Loans are denominated; and

                           (v) there shall be outstanding at any one time no
                  more than eight Interest Periods in the aggregate in respect of Eurodollar Rate Loans and eight Interest Periods in the aggregate in respect of Australian Bill Rate Loans.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Interest Rate Contracts" means all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance.

                  "Inventory" means (a) in respect of "Inventory" of any Australian Subsidiary, any "Inventory", as defined under any Australian Document and (b) otherwise, has the meaning specified in the Pledge and Security Agreement.

                  "Inventory Borrowing Base" means, for any Borrower at any time, the sum of (a) up to 15% of the Dollar Equivalent of the value of the Eligible Parts and Supplies of such Borrower at such time (valued, in each case, at the lower of (i) its orderly liquidation value the calculation of which shall be as determined by reference to the calculations set forth in the most recent Appraisal made thereof and (ii) the lower of cost and market on a first-in, first-out basis) and (b) the lesser of (i) up to 70% of the Dollar Equivalent of the Loan Value of Eligible Inventory (other than Eligible Parts and Supplies and other packaging, spare parts and supplies) of such Borrower at such time and
(ii) up to 85% of the Dollar Equivalent of the Liquidation Value of Eligible Inventory (other than Eligible Parts and Supplies and other packaging, spare parts and supplies) of such Borrower at such time.

                  "Investment" means, with respect to any Person, (a) any purchase or other acquisition by such Person of (i) any Security issued by, (ii) a beneficial interest in any Security issued by, or (iii) any other equity ownership interest in, any other Person, (b) any purchase by such Person of all or a significant part of the assets of a business conducted by any other Person, or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any other Person, (c) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable and similar items made or incurred in the ordinary course of business as presently conducted) or capital contribution by such Person to any other Person, including all Indebtedness of any other Person to such Person arising from a sale of property by such Person other than in the ordinary course of its business and (d) any Guaranty Obligation incurred by such Person in respect of Indebtedness of any other Person.

                  "IRS" means the Internal Revenue Service of the United States or any successor thereto.

                  "Issue" means, with respect to any Letter of Credit, to issue (including any issuance deemed pursuant to Section 2.4(k) (Letters of Credit)), extend the expiry of, renew or increase the maximum face amount (including by deleting or reducing any scheduled decrease in such maximum face amount) of, such Letter of Credit. The terms "Issued" and "Issuance" shall have a corresponding meaning.

                  "Issuer" means each Lender or Affiliate of a Lender that (a) is listed on the signature pages hereof as an "Issuer" or (b) hereafter becomes an Issuer with the approval of the Administrative Agent and the Company by agreeing pursuant to an agreement with, and in form and substance satisfactory to, the Administrative Agent and the Company to be bound by the terms hereof applicable to Issuers.

                  "Japanese Stock Pledge" means each Pledge Agreement made by the Company for the benefit of the Administrative Agent in respect of the Stock of the Japanese Subsidiaries.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Japanese Subsidiary" means each Subsidiary of the Company organized and existing under the laws of Japan.

                  "Joint Venture" means any Person (a) that is not a Subsidiary of the Company, (b) in which the Company, any of its Subsidiaries or any other Joint Venture owns Stock or Stock Equivalents and (c) for which the Company, in the aggregate together with its Subsidiaries, is, directly or indirectly, the beneficial owner of 5% or more of any class of Stock or Stock Equivalents of such Person.

                  "JPMorgan" has the meaning specified in the preamble to this Agreement.

                  "Land" means, in respect of any Person, all of those plots, pieces or parcels of land now owned, leased or hereafter acquired or leased or purported to be owned, leased or hereafter acquired or leased (including, in respect of the Loan Parties, as reflected in the most recent Financial Statements) by such Person.

                  "Landlord Waiver" means a letter in form and substance reasonably acceptable to the Administrative Agent and executed by a landlord in respect of Inventory of any Borrower or any of its Borrowing Base Contributors located at the relevant leased premises of such Borrower or any such Borrowing Base Contributor pursuant to which such landlord, among other things, if applicable in the relevant jurisdiction, waives or subordinates on terms and conditions reasonably acceptable to the Administrative Agent any Lien such landlord may have in respect of such Inventory.

                  "Leases" means, with respect to any Person, all of those leasehold estates in real property of such Person, as lessee, as such may be amended, supplemented or otherwise modified from time to time.

                  "Lender" means the Swing Loan Lender and each other financial institution or other entity that (a) is listed on the signature pages hereof as a "Lender" or (b) from time to time becomes a party hereto by execution of an Assignment and Acceptance.

                  "Letter of Credit" means any letter of credit (or, if requested by an Australian Borrower, bank guarantee) Issued pursuant to Section
2.4 (Letters of Credit).

                  "Letter of Credit Obligations" means, with respect to any Borrower at any time, the Dollar Equivalent of the aggregate of all liabilities at such time of such Borrower to all Issuers with respect to Letters of Credit, whether or not any such liability is contingent, including, without duplication, the sum of (a) the Reimbursement Obligations of such Borrower at such time and
(b) the Letter of Credit Undrawn Amounts of such Borrower at such time.

                  "Letter of Credit Reimbursement Agreement" has the meaning specified in Section 2.4(a)(iv) (Letters of Credit).

                  "Letter of Credit Request" has the meaning specified in
Section 2.4(c) (Letters of Credit).

                  "Letter of Credit Undrawn Amounts" means, with respect to any Borrower at any time, the aggregate undrawn face amount of all Letters of Credit outstanding at such time for the account of such Borrower.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Letter of Credit Sublimit" means $125,000,000.

                  "Leverage Ratio" means, with respect to any Person as of any date, the ratio of (a) Consolidated Financial Covenant Debt of such Person and its Subsidiaries outstanding as of such date to (b) Consolidated Adjusted EBITDA for such Person for the last four Fiscal Quarters ending on or before such date.

                  "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, lien (statutory or other), Australian Lien, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or the performance of any other obligation, including any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease and any financing lease having substantially the same economic effect as any of the foregoing.

                  "Liquidation Value" means, with respect to any Eligible Inventory of any Borrower at any time and any Appraisal with respect thereto, the orderly liquidation value of such Eligible Inventory at such time, the calculation of which shall be determined by reference to the calculations in the most recent Appraisal with respect thereto (or, if an Australian Collateral Limit shall exist for such Eligible Inventory and such Australian Collateral Limit shall be lower than such orderly liquidation value, the Australian Collateral Limit for such Eligible Inventory at such time).

                  "Loan" means any Term Loan, Revolving Dollar Loan, Australian Dollar Loan or Swing Loan.

                  "Loan Documents" means, collectively, this Agreement, the Notes (if any), the Australian Debentures and any other certificate (if any) issued in respect of the Australian Debentures, the Guaranties, the Fee Letter, the Collateral Documents, the Australian Intercompany Credit Agreement, the Australian Intercompany Guaranty, each Letter of Credit Reimbursement Agreement (and, if a Borrower or Guarantor is party thereto, each Letter of Credit), each Interest Rate Contract or foreign exchange contract or currency swap agreement between any Loan Party and any Person that was a Lender or an Affiliate of a Lender at the time it entered into such Interest Rate Contract or foreign exchange contract or currency swap agreement, each Cash Management Document, the Collateral Documents and each certificate, power of attorney, agreement or document executed by a Loan Party and delivered to the Administrative Agent or any Lender in connection with or pursuant to any of the foregoing.

                  "Loan Party" means each Borrower, each Guarantor and each other Subsidiary of Holdings that executes and delivers a Loan Document.

                  "Loan Value" means, at any time:

                  (a) with respect to any parcel of Eligible Real Property of any Borrower and any Appraisal with respect thereto, the Amortized Value of such Eligible Real Property at such time determined by reference to such Appraisal (or, for Eligible Property subject at such time to a Mortgage Value lower than such Amortized Value, such Mortgage Value);

                  (b) with respect to all Eligible Equipment of any Borrower and any Appraisal with respect thereto, the Amortized Value of such Eligible Equipment at such time

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         determined by reference to such Appraisal (or for Eligible Equipment subject at such time to an Australian Collateral Limit lower than such Amortized Value, such Australian Collateral Limit);

                  (c) with respect to any Eligible Inventory of any Borrower, the value of such Eligible Inventory at such time (valued, in each case, at the lower of cost and market on a first-in, first-out basis) or, for Eligible Inventory subject to an Australian Collateral Limit at such time lower than such value, such Australian Collateral Limit; and

                  (d) with respect to any Eligible Receivables of any Borrower, the face amount of all Eligible Receivables of such Borrower at such time (calculated net of finance charges, late fees and other fees that are unearned, sales, excise or similar taxes, and credit or allowances granted at such time) or, for Eligible Receivables subject at such time to an Australian Collateral Limit lower than such face amount, such Australian Collateral Limit.

                  "Local Time" means, (a) local time in Sydney, Australia with respect to the times for the determination of "Australian Bill Rate" and "Australian Short-Term Rate", for the receipt of Notices of Australian Dollar Borrowing, for the receipt by the Australian Agent of any Letter of Credit Request for Letters of Credit to be Issued by the Australian Lending Office of any Issuer, for the receipt or sending of notices by, and disbursement by, the Australian Agent, any Australian Dollar Lender or the Australian Dollar Office of any Issuer and for payment by the Loan Parties under the Australian Dollar Subfacility, (b) New York time, with respect to the times for the determination of "Dollar Equivalent", for the receipt of Notices of Dollar Borrowing, Swing Loan Requests and Letter of Credit Requests (other than those Letter of Credit Requests described in clause (a) above), for receipt and sending of notices by and disbursement by the Administrative Agent, any Lender (other than the Australian Dollar Lenders in their capacity as such) and the Domestic Lending Office or Eurodollar Lending Office of any Issuer and for payment by the Loan Parties under any Facility other than the Australian Dollar Subfacility, (c) London time, with respect to the times for the determination of "Eurodollar Base Rate", (d) otherwise, if a place for any determination is specified herein, the local time at such place of determination and (e) otherwise, New York time.

                  "Management Agreement" means that certain Monitoring and Oversight Agreement entered into among SFC and its Subsidiaries and Hicks, Muse & Co. Partners, pursuant to Section 4.1.1 of the Acquisition Agreement.

                  "Material Adverse Change" means a material adverse change in any of (a) the condition (financial or otherwise), business, assets, contingent liabilities, prospects, operations, properties or material Contractual Obligations of Holdings, the Company and its Subsidiaries taken as a whole, (b) the perfection or priority of the Liens granted pursuant to the Collateral Documents, (c) the ability of any Borrower to repay the Obligations or of the other Loan Parties to perform their respective obligations under the Loan Documents or (d) the rights and remedies of the Administrative Agent, the Australian Agent, the Australian Collateral Trustee, the Lenders or the Issuers under the Loan Documents.

                  "Material Adverse Effect" means an effect that results in or causes, or could reasonably be expected to result in or cause, a Material Adverse Change.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Maximum Australian Dollar Sublimit" means the lesser of (a) $45,000,000, as such amount may be reduced from time to time pursuant hereto and
(b) the aggregate Revolving Credit Commitments hereunder.

                  "Maximum Available Borrowing Base" means, with respect to any Borrower at any time, (a) the Borrowing Base of such Borrower at such time minus
(b) the Dollar Equivalent of the aggregate amount of any Availability Reserve in effect at such time applicable to such Borrower and its Borrowing Base Contributors minus (c) the aggregate principal amount of Term Loans owing by such Borrower and its Borrowing Base Contributors at such time.

                  "Mexican Stock Pledge" means the Stock Pledge Agreement, among the Company, Swift Beef Company, a Delaware corporation, each Mexican Subsidiary and Administrative Agent in respect of the Stock of all Mexican Subsidiaries.

                  "Mexican Subsidiary" means each Subsidiary of the Company organized and existing under the laws of Mexico.

                  "Mexico" means the United Mexican States.

                  "Moody's" means Moody's Investors Services, Inc.

                  "Mortgage" means any United States Mortgage or any Australian Mortgage.

                  "Mortgage Value" means, with respect to any parcel of Eligible Real Property of any Borrower or any of its Borrowing Base Contributors the lowest of the maximum stated amounts secured by the Lien on such parcel of Eligible Real Property granted in favor of the Administrative Agent or the Australian Collateral Trustee pursuant to the relevant Mortgage.

                  "Mortgagee's Title Insurance Policy" has the meaning specified in the definition of U.S. Mortgage Supporting Documents.

                  "Multiemployer Plan" means a multiemployer plan, as defined in
Section 4001(a)(3) of ERISA, to which the Company, any of its Subsidiaries or any ERISA Affiliate has any obligation or liability, contingent or otherwise.

                  "Net Cash Proceeds" means proceeds received by Holdings, the Company, any Subsidiary of the Company or any Joint Venture after the Closing Date in cash or Cash Equivalents from any (a) Asset Sale (other than an Asset Sale permitted under Section 8.4 (a), (b), (c), (d), (e), (f), (g) or (i) (Sale of Assets)), Property Loss Event or Purchase Price Adjustment, in each case net of, to the extent applicable, (i) in the case of a Property Loss Event or Asset Sale, the reasonable cash costs of sale, assignment or other disposition, (ii) taxes paid or reasonably estimated to be payable as a result thereof and (iii) in the case of a Property Loss Event or Asset Sale, any amount required to be paid or prepaid on Indebtedness (other than the Obligations) secured by the assets subject to such Asset Sale or Property Loss Event, provided, however, that evidence of each of clauses (i), (ii) and (iii) above is provided to the Administrative Agent in form and substance satisfactory to it, or (b) any Debt Issuance (other than Indebtedness permitted under clauses (a) through (m) or (n)(ii) of Section 8.1 (Indebtedness)), net of brokers' and advisors' fees and other costs incurred in connection with such Debt Issuance, provided, however, that, in case of clause (b) above, evidence of such costs is provided to the Administrative Agent in form and substance satisfactory to it; and provided, further, that, (x) "Net Cash Proceeds" shall

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


not include proceeds of the Garden City Insurance Claim and (y) in the case of clauses (a) and (b) above, proceeds received by a Permitted Joint Venture shall be included in "Net Cash Proceeds" only (A) to the extent of the Loan Parties' direct or indirect aggregate interest therein and (B) in the case of a Joint Venture for which distribution of such proceeds to the Loan Parties is prohibited or restricted by Requirements of Law or Contractual Obligations with third parties (including obligations set forth in the Constituent Documents of such Permitted Joint Venture), to the extent such proceeds are further transferred to Holdings, the Company or any Subsidiary of the Company.

                  "Net Investment Amount" means, with respect to any Investment in any Person at any time, the amount, if any, by which (a) the sum of all Investments (valued as of the date such Investment is made) in such Person (and any Subsidiary or Joint Venture thereof) made by any Loan Party (including any capital contribution to such Person, all Indebtedness owing by such Person to any Loan Party, all Guaranty Obligations of any Loan Party of Indebtedness owing by such Person to any Loan Party and the Fair Market Value, as of the date of transfer, of all property transferred to such Person and any Subsidiary thereof or Joint Venture thereof by any Loan Party) exceeds (b) any return on capital (in the form of cash or Cash Equivalents) with respect to, or net cash proceeds of the sale or other disposition of, such Investment received by any Loan Party from such Person (or any Subsidiary or Joint Venture thereof) or any net cash proceeds received by any Loan Party from any transfers of property described in clause (a) above.

                  "Non-Cash Interest Expense" means, with respect to any Person for any period, the sum of the following amounts to the extent included in the definition of Interest Expense: (a) the amount of debt discount and debt issuance costs amortized, (b) charges relating to write-ups or write-downs in the book or carrying value of existing Financial Covenant Debt, (c) interest payable in evidences of Indebtedness or by addition to the principal of the related Indebtedness (including such non-cash interest payable on the Seller
Note) and (d) other non-cash interest.

                  "Non-Consenting Lender" has the meaning specified in Section 11.1(c) (Amendments, Waivers, Etc.).

                  "Non-Funding Lender" has the meaning specified in Section 2.2(f) (Borrowing Procedures).

                  "Non-Recourse Indebtedness" means Indebtedness of a Subsidiary of the Company, for which each of the following applies: (a) such Subsidiary was acquired through a Permitted Acquisition, (b) such Indebtedness is not, in whole or in part, Indebtedness of any Borrower or any other Pre-Acquisition Loan Party in respect of such Permitted Acquisition (and for which no Borrower and no other Pre-Acquisition Loan Party in respect of such Permitted Acquisition has created, maintained or assumed any Guaranty Obligation or other obligation) and no holder of such Indebtedness has or could have upon the occurrence of any contingency, any recourse against any Borrower, any other Pre-Acquisition Loan Party in respect of such Permitted Acquisition or the assets of any of them and (c) such Indebtedness is owing to an unaffiliated third-party (other than a Loan Party or any Subsidiary or Affiliate thereof).

                  "Non-U.S. Guarantor" means any Subsidiary Guarantor that is not a Domestic Subsidiary Guarantor.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Non-U.S. Guaranty" means the guaranty, in substantially the form of Exhibit H-2 (Form of Non-U.S. Guaranty), executed by all Subsidiaries of the Company that are not Domestic Subsidiaries.

                  "Non-U.S. Lender" means each Lender (or the Administrative Agent, but not the Australian Dollar Lenders, the Australian Agent or the Australian Agent, in each case in their capacity as such) that is not a United States person as defined in Section 7701(a)(30) of the Code.

                  "Non-U.S. Person" means any Person that is not a Domestic Person.

                  "Note" means any Revolving Credit Note or Term Loan Note.

                  "Notice of Australian Dollar Borrowing" has the meaning specified in Section 2.2 (Borrowing Procedures).

                  "Notice of Borrowing" has the meaning specified in Section 2.2 (Borrowing Procedures).

                  "Notice of Conversion or Continuation" has the meaning specified in Section 2.11 (Conversion and Continuation).

                  "Notice of Dollar Borrowing" has the meaning specified in
Section 2.2 (Borrowing Procedures).

                  "Obligations" means the Loans, the aggregate Letter of Credit Obligations and all other amounts, obligations, covenants and duties owing by any Borrower to any Agent, any Lender, any Issuer, any Affiliate of any of them or any Indemnitee, of every type and description (whether by reason of an extension of credit, opening or amendment of a letter of credit or bank guarantee or payment of any draft drawn or other payment thereunder, loan, guaranty, indemnification, foreign exchange or currency swap transaction, interest rate hedging transaction or otherwise), present or future, arising under this Agreement, any other Loan Document (including Cash Management Documents and Hedging Contracts that are Loan Documents but excluding the Australian Intercompany Credit Agreement), whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired and whether or not evidenced by any note, guaranty, Australian Debenture or other instrument or for the payment of money, including all letter of credit, bank guarantee, cash management and other fees, interest, charges, expenses, attorneys' fees and disbursements, Cash Management Obligations and other sums chargeable to any Borrower under this Agreement, any other Loan Document (including Cash Management Documents and Hedging Contracts that are Loan Documents but excluding the Australian Intercompany Credit Agreement) and all obligations of any Borrower under any Loan Document to provide cash collateral for any Letter of Credit Obligation.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "Permanent Mandatory Prepayments" means, in respect of any Borrower at any time, the aggregate Net Cash Proceeds received by such Borrower, Holdings and such Borrower's Borrowing Base Contributors on or prior to such time to the extent such Net Cash Proceeds must be used pursuant to Section 2.9(b) (Mandatory Prepayments) to make mandatory prepayments of

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


the Obligations; provided, however, in the case of Net Cash Proceeds of a Reinvestment Event, "Permanent Mandatory Prepayments" shall not include, unless a Default or Event of Default has occurred and is continuing, (a) for any such time before the Reinvestment Prepayment Date for such Net Cash Proceeds, the Reinvestment Deferred Amount for such Net Cash Proceeds and (b) for any such time on or after such Reinvestment Prepayment Date, the excess of such Reinvestment Deferred Amount for such Net Cash Proceeds over the Reinvestment Prepayment Amount for such Reinvestment Event and such Net Cash Proceeds.

                  "Permit" means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law.

                  "Permitted Acquisition" means any Proposed Acquisition subject to the satisfaction of each of the following conditions:

                  (a) the Administrative Agent shall receive at least 10 Business Days' prior written notice of such Proposed Acquisition, which notice shall include, without limitation, a reasonably detailed description of such Proposed Acquisition;

                  (b) such Proposed Acquisition shall involve assets located in the United States or Australia and all assets located in Australia shall be purchased by Australian Holdings or one of its Subsidiaries;

                  (c) such Proposed Acquisition shall have been approved by the Proposed Acquisition Target's board of directors;

                  (d) no additional Indebtedness or other liabilities shall be incurred, assumed or otherwise be reflected on a Consolidated balance sheet of the Company and Proposed Acquisition Target after giving effect to such Proposed Acquisition, except (i) Loans made hereunder,
         (ii) ordinary course trade payables, accrued expenses and (iii) Indebtedness of the Proposed Acquisition Target permitted under Section
         8.1 (Indebtedness);

                  (e) the Dollar Equivalent of the aggregate Acquisition Consideration for such Proposed Acquisition and all other Permitted Acquisitions shall not exceed the sum of (i) $225,000,000 and (ii) the lesser of (A) $50,000,000 and (B) the amount, if any, by which (1) the Equity Investment Amount at such time exceeds (2) the amount of all Restricted Payments (other than those permitted pursuant to Section 8.5(c) (Restricted Payments)) declared or paid after the Closing Date and prior to such time by any Loan Party (other than Holdings) to Holdings or any Person that is not a Loan Party;

                  (f) the Aggregate Available Revolving Credit (after giving effect to such Proposed Acquisition) shall not be less than $100,000,000.

                  (g) at or prior to the closing of such Proposed Acquisition, the Company (or the Subsidiary making such Proposed Acquisition) and the Proposed Acquisition Target shall have executed such documents and taken such actions as may be required under Sections 7.11 (Additional Collateral and Guaranties) and 7.12 (Landlord Waivers and Bailee's Letters);

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (h) the Company shall have delivered to the Administrative Agent, in form and substance satisfactory to the Administrative Agent and the Requisite Lenders and sufficiently in advance of such Permitted Acquisition, such other financial information, financial analysis, documentation or other information relating to such Proposed Acquisition as the Administrative Agent or any Lender shall reasonably request;

                  (i) on or prior to the date of such Proposed Acquisition, the Administrative Agent shall have received, copies of the acquisition agreement authorizing assignment of the rights and obligations thereunder of any of Holdings or any of its Subsidiaries to the Administrative Agent as security for the Obligations, related Contractual Obligations and instruments and, in form and substance reasonably satisfactory to the Administrative Agent, all opinions, certificates, lien search results and other documents reasonably requested by the Administrative Agent; and

                  (j) at the time of such Proposed Acquisition and after giving effect thereto, (A) no Default or Event of Default shall have occurred and be continuing, (B) all representations and warranties contained in
         Article IV (Representations and Warranties) and in the other Loan Documents shall be true and correct in all material respects, and (C) the Company shall be in compliance with all financial covenants contained in Article V (Financial Covenants) for the most recent four Fiscal Quarter period for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements) on a Pro Forma Basis after giving effect to such Proposed Acquisition.

                  "Permitted Investors" means Hicks, Muse, its Affiliates and each of their principals, employees, partners, officers, stockholders, members and directors.

                  "Permitted Joint Venture" means any Joint Venture (a) in which the other investors, participants and holders of Stock and Stock Equivalents therein participate on terms no more favorable than those applicable to the Company or such Subsidiary (other than due to their percentage ownership of Stock or Stock Equivalents therein (and rights incidental thereto)), (b) that is not a Loan Party, that does not own Stock or Stock Equivalents in any Loan Party and no direct or indirect Subsidiary or Joint Venture of which is a Loan Party and (c) in which no Loan Party shall be under any Contractual Obligation to make Investments or incur Guaranty Obligations that would be in violation of this Agreement.

                  "Permitted Unsecured Indebtedness" means Indebtedness of any Loan Party under the Senior Notes, the Subordinated Notes or Additional Unsecured Indebtedness, in each case to the extent permitted to be incurred by such Loan Party hereunder.

                  "Permitted Unsecured Debt Document" means each of (a) the Senior Notes and the Senior Notes Indenture, (b) the Subordinated Notes and the Subordinated Notes Indenture and (c) on and after the issuance of any Additional Unsecured Indebtedness, each note and indenture evidencing or governing such Additional Unsecured Indebtedness, together with, in the case of clause (a), (b) or (c) above, any other agreement, certificate, power of attorney, or document executed in connection with or pursuant to any of the foregoing.

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, estate, trust, limited liability company, unincorporated association, joint venture or other entity or a Governmental Authority.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Pledge and Security Agreement" means an agreement, in substantially the form of Exhibit I (Form of Pledge and Security Agreement), executed by each Borrower and each Guarantor.

                  "Pledged Certificates" has the meaning specified in the Pledge and Security Agreement.

                  "Pledged Instruments" has the meaning specified in the Pledge and Security Agreement.

                  "Pre-Acquisition Loan Party" means, in respect of any Permitted Acquisition, each Loan Party other than each Loan Party that (a) was not a Loan Party immediately prior to such Permitted Acquisition and (b) was (x) acquired by the Company or any of its Subsidiaries as part of such Permitted Acquisition or (y) created for the sole purpose of effecting such Permitted Acquisition and owns exclusively Stock, Stock Equivalents or assets acquired as part of such Permitted Acquisition.

                  "Pro Forma Basis" means, with respect to any determination for any period, that such determination shall be made giving pro forma effect to each acquisition consummated during such period, together with all transactions relating thereto consummated during such period (including any incurrence, assumption, refinancing or repayment of Indebtedness, provided, however, that any such incurrence shall be treated as a refinancing of prior Indebtedness at the time of such repayment or reduction to the extent (a) the principal amount of such prior Indebtedness of the Company or its Subsidiaries has been permanently repaid or reduced during such period (including a corresponding reduction in the commitments, if any, for such prior Indebtedness) either (i) using the cash proceeds of a contribution to the capital of the Company from the proceeds of the issuance of Stock or Stock Equivalents by Holdings or from the proceeds of a contribution to the capital of Holdings or (ii) as a result of a permitted exchange of such Indebtedness for Stock or Stock Equivalents of Holdings and (b) such permanent repayment or reduction of such prior Indebtedness has not otherwise been used pursuant to this proviso to treat any other incurrence of Indebtedness as a refinancing of such prior Indebtedness), as if such acquisition and related transactions had been consummated on the first day of such period, in each case based on historical results accounted for in accordance with GAAP and, to the extent applicable, reasonable assumptions that are specified in details in the relevant Compliance Certificate, Financial Statement or other document provided to the Administrative Agent or any Lender in connection herewith in accordance with Regulation S-X of the Securities Act of 1933.

                  "Pro Forma Balance Sheet" has the meaning specified in Section 4.4(d) (Financial Statements).

                  "Projections" means those financial projections dated September 6, 2002 covering the fiscal years ending in May 31, 2002 through May 31, 2007 inclusive, to be delivered to the Lenders by the Company.

                  "Property Loss Event" means (a) any loss of or damage to property of the Company or any of its Subsidiaries that results in the receipt by such Person of proceeds of insurance the Dollar Equivalent of which exceeds $3,000,000 (individually or in the aggregate) or (b) any taking of property of the Company or any of its Subsidiaries that results in the receipt by

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


such Person of a compensation payment in respect thereof the Dollar Equivalent of which exceeds $3,000,000 (individually or in the aggregate).

                  "Proposed Acquisition" means the proposed acquisition by the Company or any of its Subsidiaries of all or substantially all of the assets or Stock of any Proposed Acquisition Target, or the merger of any Proposed Acquisition Target with or into the Company or any Subsidiary of the Company (and, in the case of a merger with any Borrower, with such Borrower being the surviving corporation).

                  "Proposed Acquisition Target" means any Person or any operating division thereof subject to a Proposed Acquisition.

                  "Proposed Change" has the meaning specified in Section 11.1(c) (Amendments, Waivers, Etc.).

                  "Protective Advances" means all expenses, disbursements and advances incurred by the Administrative Agent, the Australian Agent or the Australian Collateral Trustee pursuant to the Loan Documents after the occurrence and during the continuance of an Event of Default that the Administrative Agent, in its sole discretion exercised reasonably, deems necessary or desirable to preserve or protect the Collateral or any portion thereof or to enhance the likelihood, or maximize the amount, of repayment of the Obligations. The Administrative Agent may, in its sole discretion exercised reasonably, allocate Protective Advances to any Borrower taking into account, among other things, the ownership of the Collateral and the recipient of such Protective Advances.

                  "Purchase Price Adjustment" means any purchase price adjustment for the benefit of Acquisition Co., the Company or any of their respective Affiliates (other than the Cattle Feed Companies) pursuant to Section
5.1 (Closing Balance Sheets) of the Acquisition Agreement.

                  "Purchasing Lender" has the meaning specified in Section 11.7 (Sharing of Payments, Etc.).

                  "Rabobank" has the meaning specified in the preamble to this Agreement.

                  "Ratable Portion" or (other than in the expression "equally and ratably") "ratably" means, with respect to any Lender at any time of determination:

                  (a) with respect to the Dollar Revolving Credit Facility or the Revolving Credit Facility, the percentage obtained by dividing (i) the Revolving Credit Commitment of such Lender at such time by (ii) the Aggregate Revolving Credit Commitments at such time (or, if such time is after the Revolving Credit Termination Date, the percentage obtained by dividing the aggregate outstanding principal balance of the aggregate Revolving Credit Outstandings of the Borrowers owing to such Lender at such time by the aggregate principal balance of the aggregate Revolving Credit Outstandings of the Borrowers owing to all Lenders at such time);

                  (b) with respect to the Term Loan Facility, the percentage obtained by dividing (i) the Term Loan Commitment of such Lender at such time by (ii) the aggregate Term Loan Commitments of all Lenders at such time (or, if such time is after the Closing Date,

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         the percentage obtained by dividing the principal amount of such Lender's Term Loans outstanding at such time by the aggregate principal amount of the Term Loans of all Lenders outstanding at such time); and

                  (c) with respect to the Facilities, the percentage obtained by dividing (i) the sum of (x) the Term Loan Commitment of such Lender at such time (or, if such time is after the Closing Date, the principal amount of such Lender's Term Loans outstanding at such time) and (y) the Revolving Credit Commitment of such Lender at such time (or, if such time is after the Revolving Credit Termination Date, the aggregate principal balance of the aggregate Revolving Credit Outstandings of the Borrowers owing to such Lender at such time) by (ii) the sum of (x) the Term Loan Commitment of all Lenders at such time (or, if such time is after the Closing Date, the aggregate principal amount of the Term Loans outstanding at such time) and (y) the Aggregate Revolving Credit Commitments at such time (or, if such time is after the Revolving Credit Termination Date, the aggregate principal balance of the aggregate Revolving Credit Outstandings of the Borrowers at such time).

                  "Real Property" means, in respect of any Person, the Land of such Person, together with the right, title and interest of such Person, if any, in and to the streets, the Land lying in the bed of any streets, roads or avenues, opened or proposed, in front of, the air space and development rights pertaining to the Land and the right to use such air space and development rights, all rights of way, privileges, liberties, tenements, hereditaments and appurtenances belonging or in any way appertaining thereto, all fixtures, all easements now or hereafter benefiting the Land and all royalties and rights appertaining to the use and enjoyment of the Land, including all alley, vault, drainage, mineral, water, oil and gas rights, together with all of the buildings and other improvements now or hereafter erected on the Land and any fixtures appurtenant thereto.

                  "Receivables Borrowing Base" means, with respect to any Borrower at any time, up to 85% of the Dollar Equivalent of the Loan Value of all Eligible Receivables of such Borrower at such time.

                  "Reference Screen" means (a) with respect to any Eurodollar Rate Borrowing, the Dow Jones Markets Telerate Page 3750 and (b) with respect to any Australian Dollar Borrowing, the Reuters Screen (and, with respect to any Australian Short-Term Borrowing, page 27 thereof), or, in the event the applicable rate does not appear on either such screen or otherwise on the Dow Jones Market (in the case of clause (a) above) or Reuters (in the case of clause
(b) above) screen, such other comparable publicly available service as may be selected by the Administrative Agent.

                  "Register" has the meaning specified in Section 11.2(c) (Assignments and Participations).

                  "Reimbursement Date" has the meaning specified in Section 2.4(g) (Letters of Credit).

                  "Reimbursement Obligations" means, with respect to any Borrower, any matured obligation of such Borrower to repay, on the date of such draw and in the currency drawn, all amounts drawn under all Letters of Credit Issued for the account of such Borrower, and all other

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


matured reimbursement or repayment obligations of such Borrower to any Issuer with respect to amounts drawn under Letters of Credit.

                  "Reinvestment Deferred Amount" means, with respect to any Net Cash Proceeds of any Reinvestment Event, the portion of such Net Cash Proceeds subject to a Reinvestment Notice.

                  "Reinvestment Event" means any Asset Sale (other than the Australian Asset Sale or an Asset Sale that is part of a sale and leaseback transaction) or Property Loss Event in respect of which the Company has delivered a Reinvestment Notice for any of the Net Cash Proceeds thereof.

                  "Reinvestment Notice" means a written notice executed by a Responsible Officer of the Company stating that no Default or Event of Default has occurred and is continuing and that the Company (directly or indirectly through one of its Subsidiaries) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Property Loss Event to acquire replacement assets useful in its or one of its Subsidiaries' businesses or, in the case of a Property Loss Event, to effect repairs.

                  "Reinvestment Prepayment Amount" means, with respect to Net Cash Proceeds of any Reinvestment Event, the Reinvestment Deferred Amount for such Net Cash Proceeds less any amount expended or required to be expended pursuant to a Contractual Obligation entered into prior to the relevant Reinvestment Prepayment Date for such Net Cash Proceeds to acquire, to the extent otherwise permitted hereunder, replacement assets useful in the business of the Company or its Subsidiaries or, in the case of a Property Loss Event, to effect repairs.

                  "Reinvestment Prepayment Date" means, with respect to any Net Cash Proceeds of any Reinvestment Event, the earlier of (a) the date occurring 270 days after the receipt of such Net Cash Proceeds and (b) the date that is five Business Days after the date on which the Company shall have notified the Administrative Agent of the Company's determination not to acquire replacement assets useful in the Company's or a Subsidiary's business (or, in the case of a Property Loss Event, not to effect repairs) with all or any portion of the relevant Reinvestment Deferred Amount for such Net Cash Proceeds.

                  "Reinvestment Reserve" means, with respect to any Net Cash Proceeds of any Reinvestment Event, a reserve, in effect from the time of the receipt of such Net Cash Proceeds to the Reinvestment Prepayment Date for such Net Cash Proceeds, in an amount equal to the Reinvestment Deferred Amount for such Net Cash Proceeds, as such amount may be reduced from time to time to permit, and concurrently with the incurrence of, Borrowings by, and Swing Loans to, the Borrowers of all or part of such Reinvestment Deferred Amount, to the extent the proceeds of such Borrowings and Swing Loans are used solely to acquire replacement assets useful in the Company's or a Subsidiary's business (or, in the case of a Property Loss Event, to effect repairs).

                  "Related Documents" means each Acquisition Document, the Australian Intercompany Credit Agreement, the Australian Intercompany Guaranty, each Australian Intercompany Collateral Document, the Seller Letter, each Permitted Unsecured Debt Document, the Tax Sharing Agreement and the Contribution Agreement and, when executed, the Replacement Credit Documents.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Release" means, with respect to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration, in each case, of any Contaminant into the indoor or outdoor environment or into or out of any property owned by such Person, including the movement of Contaminants through or in the air, soil, surface water, ground water or property.

                  "Remedial Action" means all actions required to (a) clean up, remove, treat or in any other way address any Contaminant in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release so that a Contaminant does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

                  "Replacement Credit Lines" has the meaning specified in
Section 8.1(k) (Indebtedness).

                  "Replacement Credit Documents" means each credit agreement, guaranty and certificate, agreement or document executed by a Loan Party in connection with or pursuant to any Replacement Credit Line.

                  "Requirement of Law" means, with respect to any Person, the common law and all federal, state, local and foreign (including Australia) laws, treaties, rules and regulations, orders, judgments, decrees and other determinations of, concessions, grants, franchises, licenses and other Contractual Obligations with, any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Requisite Australian Dollar Lenders" means, (a) at any time on or before the Revolving Credit Termination Date, Australian Dollar Lenders having (i) if there are no more than two Australian Dollar Lenders, at least 66-2/3% and (ii) otherwise, more than 50% of the aggregate Australian Dollar Sublimits in effect at such time and (b) at any time after the Revolving Credit Termination Date, Australian Dollar Lenders having (i) if there are no more than two Australian Dollar Lenders, at least 66-2/3% and (ii) otherwise, more than 50% of the aggregate principal amount of any Australian Dollar Loans outstanding at such time. A Non-Funding Lender shall not be included in the calculation of "Requisite Australian Dollar Lenders."

                  "Requisite Lenders" means, collectively, Lenders having more than 50% of the sum of (a) the aggregate outstanding amount of the Revolving Credit Commitments or, after the Revolving Credit Termination Date, more than 50% of the aggregate Revolving Credit Outstandings of the Borrowers and (b) the aggregate outstanding amount of the Term Loan Commitments or, after the Closing Date, the principal amount of all Term Loans then outstanding. A Non-Funding Lender shall not be included in the calculation of "Requisite Lenders."

                  "Requisite Revolving Credit Lenders" means (a) at any time on or before the Revolving Credit Termination Date, Revolving Credit Lenders having more than 50% of the aggregate amount of the Revolving Credit Commitments in effect at such time and (b) at any time after the Revolving Credit Termination Date, Revolving Credit Lenders having more than 50% of the aggregate Revolving Credit Outstandings of the Borrowers at such time. A Non-Funding Lender shall not be included in the calculation of "Requisite Revolving Credit Lenders."

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Requisite Term Loan Lenders" means (a) at any time on and before the Closing Date, Term Loan Lenders having more than 50% of the aggregate amount of the Term Loan Commitments in effect at such time and (b) at any time after the Closing Date, Term Loan Lenders having more than 50% of the principal amount of all Term Loans outstanding at such time.

                  "Responsible Officer" means, with respect to any Person, any of the principal executive officers, managing members or general partners of such Person but, in any event, with respect to financial matters, the chief financial officer, treasurer or controller of such Person; provided, however, that, in respect of any certificate or other document to be delivered on the Closing Date, the term "Responsible Officer", when used in respect of any Loan Party, shall mean any Responsible Officer of such Loan Party, after giving effect to the consummations of the Transactions scheduled to be consummated on the Closing Date.

                  "Restricted Payment" means (a) any dividend, distribution or any other payment whether direct or indirect, on account of any Stock or Stock Equivalents of the Company or any of its Subsidiaries now or hereafter outstanding and (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Stock or Stock Equivalents of the Company or any of its Subsidiaries now or hereafter outstanding.

                  "Restricted Payment Allowance" means, at any time, the amount, if any, by which (a) the sum of (i) 50% of the Consolidated Net Income (to the extent such Consolidated Net Income shall be positive) of the Company accrued subsequent to May 26, 2002 to the last day of the most recently ended Fiscal Quarter or Fiscal Year for which Financial Statements have been delivered pursuant to clause (b) or (c) of Section 6.1 (Financial Statements) and (ii) the Equity Investment Amount at such time exceeds (b) the sum of (i) 100% of the deficit in Consolidated Net Income (if such Consolidated Net Income shall be a deficit) of the Company accrued subsequent to May 26, 2002 to the last day of the most recently ended Fiscal Quarter or Fiscal Year for which Financial Statements have been delivered pursuant to clause (b) or (c) of Section 6.1 (Financial Statements) and (ii) the aggregate Net Investment Amount at such time for all Investments by any Loan Party permitted under clause (j)(vii) or clause
(l) of Section 8.3 (Investments).

                  "Revolving Credit Borrowing" means any Revolving Credit Dollar Borrowing or Australian Dollar Borrowing.

                  "Revolving Credit Commitment" means, with respect to each Revolving Credit Lender, the commitment of such Revolving Credit Lender to make Revolving Loans and acquire interests in other Revolving Credit Outstandings in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Revolving Credit Lender's name on Schedule I (Commitments) under the caption "Revolving Credit Commitment," as amended to reflect each Assignment and Acceptance executed by such Revolving Credit Lender and as such amount may be reduced pursuant to this Agreement. The aggregate Revolving Credit Commitments on the Closing Date shall be $350,000,000.

                  "Revolving Credit Dollar Borrowing" means Revolving Dollar Loans made on the same day by the Revolving Credit Lenders ratably according to their respective Revolving Credit Commitments.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Revolving Credit Dollar Outstandings" means, at any time with respect to any Borrower, the sum of (a) the principal amount of the Revolving Dollar Loans owing by such Borrower and outstanding at such time, (b) the Letter of Credit Obligations of such Borrower outstanding at such time and (c) the principal amount of the Swing Loans owing by such Borrower and outstanding at such time.

                  "Revolving Credit Facility" means the Revolving Credit Commitments and the provisions herein related to the Revolving Loans, Letters of Credit and Swing Loans.

                  "Revolving Credit Lender" means each Lender having a Revolving Credit Commitment or obligations (whether or not contingent) in respect of Revolving Credit Outstandings.

                  "Revolving Credit Note" means any Australian Dollar Revolving Credit Note and any Dollar Revolving Credit Note.

                  "Revolving Credit Outstandings" means, with respect to any Borrower at any time, the sum of (a) the Dollar Equivalent of the principal amount of the Revolving Loans owing by such Borrower and outstanding at such time, (b) the Letter of Credit Obligations of such Borrower outstanding at such time and (c) the principal amount of the Swing Loans owing by such Borrower and outstanding at such time.

                  "Revolving Credit Termination Date" shall mean the earliest of
(a) the Scheduled Termination Date, (b) the date of termination of all of the Revolving Credit Commitments pursuant to Section 2.5 (Reduction and Termination of the Revolving Credit Commitments) and (c) the date on which the Obligations become due and payable pursuant to Section 9.2 (Remedies).

                  "Revolving Dollar Loan" has the meaning specified in Section
2.1 (The Commitments).

                  "Revolving Loan" means any Revolving Dollar Loan or Australian Dollar Loan.

                  "S&C 2" means S&C Holdco 2, Inc., a Delaware corporation.

                  "S&P" means Standard & Poor's Rating Services.

                  "Sarbanes-Oxley Act" means the United States Sarbanes-Oxley Act of 2002.

                  "SCH Business Rules" means the operating rules of the Australian ASX Settlement and Transfer Corporation Pty. Limited (ACN 008 504
532).

                  "Scheduled Termination Date" the fifth anniversary of the Closing Date.

                  "Secured Obligations" means, in the case of any Borrower, the Obligations of such Borrower and, in the case of any other Loan Party, the obligations of such Loan Party under the Guaranties and the other Loan Documents to which it is a party (other than the Australian Intercompany Credit Agreement, the Australian Intercompany Guaranty and the Australian Intercompany Collateral Documents).

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Secured Parties" means the Lenders, the Issuers, the Agents and any other holder of any Secured Obligation.

                  "Securities Account" means (a) any "Securities Account", as defined in the UCC, and (b) any "holding" as defined in the SCH Business Rules and any other account pursuant to which a Person is or may be granted or may hold or exercise rights in respect of the Australian Marketable Securities of another Person.

                  "Security" means any Stock, Stock Equivalent, voting trust certificate, bond, debenture, note or other evidence of Indebtedness (other than Hedging Contracts, to the extent not evidenced by any note or other instrument), whether secured, unsecured, convertible or subordinated, or any certificate of interest, share or participation in, any temporary or interim certificate for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing, but shall not include any evidence of the Obligations.

                  "Seller" means ConAgra Foods, Inc., a Delaware corporation.

                  "Seller Letter" means the letter, dated September 3, 2002, from the Seller to the Arrangers, accepted by Acquisition Co. and the Arrangers on September 3, 2002 and containing certain undertakings of the Seller in connection with the Transactions.

                  "Seller Note" means a promissory note issued on the Closing Date by SFC in Dollars to the Seller and assumed by S&C 2, in an aggregate principal amount not to exceed $150,000,000.

                  "Selling Lender" has the meaning specified in Section 11.7 (Sharing of Payments, Etc.).

                  "Senior Notes" means the 10-1/8% Senior Notes due 2009 issued by the Company in Dollars and governed by the terms of the Senior Notes Indenture.

                  "Senior Notes Indenture" means the Indenture, dated as of the Closing Date, between the Company and The Bank of New York Trust Company of Florida, N.A., as Trustee, in respect of the issuance of senior notes.

                  "Senior Notes Offering Memorandum" means the final offering memorandum, dated September 13, 2002 prepared by the Company in compliance with Rule 144A (Private Releases of Securities to Institutions) of the United States Securities Act of 1933, in connection with the issuance of the Senior Notes.

                  "SFC" means Swift Foods Company (formerly known as Swift & Company and S&C Holdco, Inc.), a Delaware corporation.

                  "Solvent" means, with respect to any Person as of any date, that (a) the value of the assets of such Person (both at fair value and present fair saleable value) is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date, (b) as of such date, such Person is able to pay all liabilities of such Person as such liabilities mature, (c) as of such date, such Person does not have unreasonably small capital given the nature of its business and (d) as of such date, if such Person is an Australian Subsidiary, such Person is not insolvent, under, and as defined in, the Australian

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


Corporations Act. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Sources and Uses Statement" has the meaning specified in
Section 3.1(a)(xiii) (Conditions Precedent to Initial Loans and Letters of Credit).

                  "Special Purpose Vehicle" means any special purpose funding vehicle identified as such in writing by any Lender to the Administrative Agent.

                  "Sponsors" means Hicks, Muse and Booth Creek Management Corporation.

                  "Sponsors' Equity Investment" means the cash equity contribution from the Sponsors to SFC in Dollars to pay part of the purchase price pursuant to the Acquisition Agreement in an aggregate amount of not less than $160,000,000.

                  "Standby Letter of Credit" means any Letter of Credit that is not a Documentary Letter of Credit.

                  "Stated Limit" means, in respect of any Australian Collateral Document, the lowest of the maximum amounts stated to be recoverable pursuant to such Australian Collateral Document.

                  "Stock" means shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting.

                  "Stock Equivalents" means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable.

                  "Subordinated Notes" means the 12-1/2% Senior Subordinated Notes due 2010 issued by the Company in Dollars and governed by the terms of the Subordinated Notes Indenture.

                  "Subordinated Notes Indenture" means the Indenture, dated as of the Closing Date, between the Company and The Bank of New York Trust Company of Florida, N.A., as Trustee, in respect of senior subordinated notes.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which an aggregate of more than 50% of the outstanding Voting Stock is, at the time, directly or indirectly, owned or controlled by such Person or one or more Subsidiaries of such Person.

                  "Subsidiary Guarantor" means each Subsidiary of the Company party to or that becomes party to the Guaranties.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Substitute Institution" has the meaning specified in Section
2.17 (Substitution of Lenders).

                  "Substitution Notice" has the meaning specified in Section
2.17 (Substitution of Lenders).

                  "Swing Loan" has the meaning specified in Section 2.3 (Swing Loans).

                  "Swing Loan Lender" means Citicorp or any other Lender that becomes the Administrative Agent or agrees, with the approval of the Administrative Agent and the Company, to act as Swing Loan Lender hereunder, in each case in its capacity as the Swing Loan Lender hereunder.

                  "Swing Loan Request" has the meaning specified in Section 2.3(b) (Swing Loans).

                  "Swing Loan Sublimit" means $25,000,000.

                  "Syndication Agent" has the meaning specified in the preamble to this Agreement.

                  "Tax Affiliate" means, with respect to any Person, (a) any Subsidiary of such Person and (b) any Affiliate of such Person with which such Person files or is eligible to file consolidated, combined or unitary tax returns.

                  "Taxes" has the meaning specified in Section 2.16(a) (Taxes).

                  "Tax Return" has the meaning specified in Section 4.8(a) (Taxes).

                  "Tax Sharing Agreement" means a Tax Sharing Agreement among Holdings, SFC, S&C 2, the Company and the Cattle Feed Companies.

                  "Term Loan" has the meaning specified in Section 2.1 (The Commitments).

                  "Term Loan Borrowing" means Term Loans made on the same day by the Term Loan Lenders ratably according to their respective Term Loan Commitments.

                  "Term Loan Commitment" means, with respect to each Term Loan Lender, the commitment of such Lender to make a Term Loan to the Company in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender's name on Schedule I (Commitments) under the caption "Term Loan Commitment" as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement. The aggregate Term Loan Commitments on the Closing Date shall be $200,000,000.

                  "Term Loan Facility" means the Term Loan Commitments and the provisions herein related to the Term Loans.

                  "Term Loan Lender" means each Lender having a Term Loan Commitment or an outstanding Term Loan.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Term Loan Maturity Date" means the sixth anniversary of the Closing Date.

                  "Term Loan Note" means each promissory note of the Company payable to the order of any Term Loan Lender in the principal amount of the Term Loan made by such Term Loan Lender to the Company on the Closing Date.

                  "Title IV Plan" means a pension plan, other than a Multiemployer Plan, covered by Title IV of ERISA and to which the Company, any of its Subsidiaries or any ERISA Affiliate has any obligation or liability, contingent or otherwise.

                  "Transactions" means the transactions contemplated in connection with the Sponsors' Equity Investment, the closing of the Facilities, the Australian Intercompany Credit Agreement, the issuance of the Senior Notes and the Subordinated Notes, the consummation of the Acquisition and the consummation of the other transactions contemplated by the Related Documents.

                  "UCC" has the meaning specified in the Pledge and Security Agreement.

                  "Unintended Recipients" has the meaning specified in Section
11.4 (Indemnities).

                  "United States" means the United States of America and any state thereof or political subdivision of any of them.

                  "Unused Commitment Fee" has the meaning specified in Section 2.12(a) (Fees).

                  "Updated Appraisal" has the meaning specified in Section 6.12 (Borrowing Bases Determination).

                  "U.S. Bank" has the meaning specified in the preamble to this Agreement.

                  "U.S. Mortgage" means any mortgage, deed of trust or other real estate security document made or required herein to be made by the Company or any of its Borrowing Base Contributors, each in form and substance reasonably satisfactory to the Administrative Agent.

                  "U.S. Mortgage Supporting Documents" means, with respect to a Mortgage for a parcel of Real Property, each the following:

                  (a) (i) evidence in form and substance reasonably satisfactory to the Administrative Agent that the recording of counterparts of such U.S. Mortgage in the recording offices specified in such U.S. Mortgage will create a valid and enforceable first priority lien on property described therein in favor of the Administrative Agent for the benefit of the Secured Parties (or in favor of such other trustee as may be required or desired under local law) subject only to (A) Liens permitted under Section 8.2 (Liens, Etc.) and (B) such other Liens as the Administrative Agent may reasonably approve and (ii) an opinion of counsel in each state in which any such U.S. Mortgage is to be recorded in form and substance and from counsel reasonably satisfactory to the Administrative Agent;

                  (b) (i) a mortgagee's title policy (or policies) or marked-up unconditional binder (or binders) for such insurance (or other evidence reasonably acceptable to the

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         Administrative Agent proving ownership thereof) ("Mortgagee's Title Insurance Policy"), dated a date reasonably satisfactory to the Administrative Agent, and shall (A) be in an amount not less than the appraised value (determined by reference to the Initial Appraisals) of such parcel of Real Property, (B) be issued at ordinary rates, (C) insure that the Lien granted pursuant to the Mortgage insured thereby creates a valid first Lien on such parcel of Real Property free and clear of all defects and encumbrances, except such as may be approved by the Administrative Agent and Customary Permitted Liens, (D) name the Administrative Agent for the benefit of the Secured Parties as the insured thereunder, (E) be in the form of ALTA Loan Policy - 1992 (or such local equivalent thereof as is reasonably satisfactory to the Administrative Agent), (F) contain, where available, a comprehensive lender's endorsement (including, but not limited to, a revolving credit endorsement and a floating rate endorsement), (G) be issued by Chicago Title Insurance Company, First American Title Insurance Company, Lawyers Title Insurance Corporation or any other title company reasonably satisfactory to the Administrative Agent (including any such title companies acting as co-insurers or reinsurers) and (H) be otherwise in form and substance reasonably satisfactory to the Administrative Agent and (ii) a copy of all documents referred to, or listed as exceptions to title, in such title policy (or policies) in each case in form and substance reasonably satisfactory to the Administrative Agent;

                  (c) maps or plats of a current as-built survey of such parcel of Real Property certified to and received by (in a manner reasonably satisfactory to each of them) the Administrative Agent and the title insurance company issuing the Mortgagee's Title Insurance Policy for such Mortgage, dated a date reasonably satisfactory to the Administrative Agent and such title insurance company, by an independent professional licensed land surveyor reasonably satisfactory to the Administrative Agent and such title insurance company, which maps or plats and the surveys on which they are based shall be made in form and substance reasonably satisfactory to the Administrative Agent;

                  (d) evidence in form and substance reasonably satisfactory to the Administrative Agent that all premiums in respect of each Mortgagee's Title Insurance Policy, all recording fees and stamp, documentary, intangible or mortgage taxes, if any, in connection with the Mortgage have been paid;

                  (e) a Phase I environmental report with respect to such parcel of Real Property, dated a date not more than one year prior to the Closing Date, showing no material condition of environmental concern and otherwise in form and substance reasonably satisfactory to the Administrative Agent; and

                  (f) such other agreements, documents and instruments in form and substance reasonably satisfactory to the Administrative Agent as the Administrative Agent deems necessary or appropriate to create, register or otherwise perfect, maintain, evidence the existence, substance, form or validity of, or enforce a valid and enforceable first priority lien on such parcel of Real Property in favor of the Administrative Agent for the benefit of the Secured Parties (or in favor of such other trustee as may be required or desired under local law) subject only to (A) Liens permitted under Section 8.2 (Liens, Etc.) and (B) such other Liens as the Administrative Agent may reasonably approve.

                  "Variable Rate" means (a) with respect to Base Rate Loans, the Base Rate and (b) with respect to Australian Short-Term Loans, the Australian Short-Term Rate.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  "Variable Rate Loan" means each Base Rate Loan and each Australian Short-Term Loan.

                  "Voting Stock" means Stock of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or other controlling Persons, of such Person (irrespective of whether, at the time, Stock of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency).

                  "Wholly-Owned Subsidiary" means, in respect of any Person, any Subsidiary of such Person, all of the Stock of which (other than director's qualifying shares, as may be required by law) is owned by such Person, either directly or indirectly through one or more Wholly-Owned Subsidiaries of such Person.

                  "Withdrawal Liability" means the aggregate liability incurred (whether or not assessed) with respect to all Multiemployer Plans pursuant to
Section 4201 of ERISA or for increases in contributions required to be made pursuant to Section 4243 of ERISA.

                  "Working Capital" means, for any Person at any date, the amount, if any, by which the Consolidated Current Assets of such Person at such date exceeds the Consolidated Current Liabilities of such Person at such date.

                  SECTION 1.2 COMPUTATION OF TIME PERIODS

                  In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                  SECTION 1.3 ACCOUNTING TERMS AND PRINCIPLES

                  (a) Except as set forth below, all accounting terms not specifically defined herein shall be construed in conformity with GAAP and all accounting determinations required to be made pursuant hereto (including for purpose of measuring compliance with Article V (Financial Covenants)) shall, unless expressly otherwise provided herein, be made in conformity with GAAP.

                  (b) If any change in the accounting principles used in the preparation of the most recent Financial Statements referred to in
         Section 6.1 (Financial Statements) is hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successors thereto) and such change is adopted by the Company with the agreement of the Company's Accountants and results in a change in any of the calculations required by Article V (Financial Covenants) or VIII (Negative Covenants) had such accounting change not occurred, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such change with the desired result that the criteria for evaluating compliance with such covenants by the Company shall be the same after such change as if such change had not been made; provided, however, that no change in GAAP that would affect a calculation that measures compliance with any covenant contained in Article V (Financial Covenants) or VIII (Negative Covenants) shall be given effect until such provisions are amended to reflect such changes in GAAP.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (c) For purposes of making any of the financial covenant calculations required by this Agreement to be made by the Company and its Subsidiaries, all components of such calculations for any fiscal period or portion thereof occurring prior to the Closing Date shall be calculated by reference to the financial performance of the Acquired Companies.

                  (d) For purposes of making all financial calculations to determine compliance with Article V (Financial Covenants), all components of such calculations shall be adjusted to include or exclude, as the case may be, without duplication, such components of such calculations attributable to any business or assets that have been acquired by the Company or any of its Subsidiaries (including through Permitted Acquisitions) after the first day of the applicable period of determination and prior to the end of such period, as determined in good faith by the Company on a Pro Forma Basis.

                  SECTION 1.4 CONVERSION OF FOREIGN CURRENCIES

                  (a) Financial Covenant Debt. Financial Covenant Debt denominated in any currency other than Dollars shall be calculated using the Dollar Equivalent thereof as of the date of the Financial Statements on which such Financial Covenant Debt is reflected.

                  (b) Dollar Equivalents. The Administrative Agent shall determine the Dollar Equivalent of any amount as required hereby, and a determination thereof by the Administrative Agent shall be conclusive absent manifest error. The Administrative Agent may, but shall not be obligated to, rely on any determination by any Loan Party, the Australian Agent or the Australian Collateral Trustee. The Administrative Agent may determine or redetermine the Dollar Equivalent of any amount on any date either in its own discretion or upon the request of any Lender or Issuer.

                  (c) Rounding-Off. The Administrative Agent may set up appropriate rounding off mechanisms or otherwise round-off amounts hereunder to the nearest higher or lower amount in whole Dollar, Australian Dollar or cent to ensure amounts owing by any party hereunder or that otherwise need to be calculated or converted hereunder are expressed in whole Dollars, whole Australian Dollars or in whole cents, as may be necessary or appropriate.

                  SECTION 1.5 CERTAIN TERMS

                  (a) The terms "herein," "hereof" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in, this Agreement.

                  (b) Unless otherwise expressly indicated herein, (i) references in this Agreement to an Exhibit, Schedule, Article, Section, clause or sub-clause refer to the appropriate Exhibit or Schedule to, or Article, Section, clause or sub-clause in this Agreement and (ii) the words "above" and "below", when following a reference to a clause or a sub-clause of any Loan Document, refer to a clause or sub-clause within, respectively, the same Section or clause.

                  (c) Each agreement defined in this Article I shall include all appendices, exhibits and schedules thereto. Unless the prior written consent of the Requisite Lenders is

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         required hereunder for an amendment, restatement, supplement or other modification to any such agreement and such consent is not obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified.

                  (d) References in this Agreement to any statute shall be to such statute as amended or modified from time to time and to any successor legislation thereto, in each case as in effect at the time any such reference is operative.

                  (e) The term "including" when used in any Loan Document means "including without limitation" except when used in the computation of time periods. "or", when used in any Loan Document, shall not be exclusive.

                  (f) The terms "Administrative Agent", "Australian Agent", "Australian Collateral Trustee", "Australian Dollar Lender", "Documentation Agent", "Issuer", "Lender," "Revolving Credit Lender", "Swing Loan Lender", "Syndication Agent" and "Term Loan Lender" include, without limitation, their respective successors.

                  (g) (i) upon the appointment of any successor Administrative Agent pursuant to Section 10.6 (Successor Administrative Agent, Australian Agent and Australian Collateral Trustee), references to Citicorp in Section 10.3 (Each Agent Individually) and to Citibank in the definitions of Base Rate, Dollar Equivalent and Eurodollar Rate shall be deemed to refer to the financial institution then acting as the Administrative Agent or one of its Affiliates if such financial institution so designates, (ii) upon the appointment of any successor Australian Agent pursuant to Section 10.6 (Successor Administrative Agent, Australian Agent and Australian Collateral Trustee), references to Citibank Australia in Section 10.3 (Each Agent Individually) and in the definitions of Australian Bill Rate and Australian Short-Term Rate shall be deemed to refer to the financial institution then acting as the Australian Agent or one of its Affiliates if such financial institution so designates and (iii) upon the appointment of any successor Australian Agent pursuant to Section 10.6 (Successor Administrative Agent, Australian Agent and Australian Collateral Trustee), references to Citisecurities in Section 10.3 (Each Agent Individually) shall be deemed to refer to the financial institution then acting as the Australian Collateral Trustee or one of its Affiliates if such financial institution so designates.

                                   ARTICLE II

                                 THE FACILITIES

                  SECTION 2.1 THE COMMITMENTS

                  (a) Revolving Dollar Loans. On the terms and subject to the conditions contained in this Agreement, each Revolving Credit Lender severally agrees to make loans in Dollars (each a "Revolving Dollar Loan") to the Borrowers from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding for all such loans by such Revolving Credit Lender not to exceed such Revolving Credit Lender's

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         Revolving Credit Commitment; provided, however, that at no time shall any Lender be obligated to make a Revolving Dollar Loan to any Borrower in excess of such Lender's Ratable Portion of (i) the Aggregate Available Revolving Credit at such time or (ii) the Available Borrowing Base of such Borrower at such time. Within the limits set forth in this clause (a), amounts of Revolving Loans repaid may be reborrowed under this Section 2.1.

                  (b) Australian Dollar Loans. On the terms and subject to the conditions contained in this Agreement, each Australian Dollar Lender severally agrees to make loans in Australian Dollars (each an "Australian Dollar Loan")) to the Australian Borrowers from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding for all such Australian Dollar Loans by such Australian Dollar Lender the Dollar Equivalent of which shall not exceed such Australian Dollar Lender's Australian Dollar Sublimit in effect at such time; provided, however, that at no time shall any Australian Dollar Lender be obligated to make an Australian Dollar Loan in excess of such Australian Dollar Lender's Australian Dollar Ratable Portion of (i) the Aggregate Available Revolving Credit at such time or
         (ii) the Available Borrowing Base of such Australian Borrower at such time. Within the limits set forth in this clause (b), amounts of Australian Dollar Loans repaid may be reborrowed under this Section 2.1.

                  (c) Term Loan Commitments. On the terms and subject to the conditions contained in this Agreement, each Term Loan Lender severally agrees to make loans (each a "Term Loan") in Dollars to the Company on the Closing Date, in an amount not to exceed such Lender's Term Loan Commitment. Amounts of Term Loans repaid or prepaid may not be reborrowed.

                  (d) Australian Borrowers. Anything else in this Agreement to the contrary notwithstanding, upon the occurrence (if any) of the Australian Asset Sale, the Australian Borrowers shall cease to be Borrowers hereunder (and shall no longer be able to make any Borrowings or Swing Loans hereunder); provided, however, that the foregoing shall not operate to discharge any Obligation either may have to any Secured Party hereunder or under any other Loan Document.

                  SECTION 2.2 BORROWING PROCEDURES

                  (a) Each Revolving Credit Borrowing shall be made on notice given to the appropriate Disbursement Agent by the Borrower requesting such Revolving Credit Borrowing and not later than 11:00 a.m. (Local
         Time) (or, in the case of Australian Short-Term Loans, 10:30 a.m. (Local Time)) (i) on the Business Day of, in the case of a Revolving Credit Borrowing of Variable Rate Loans and (ii) two Business Days prior to, in the case of a Revolving Credit Borrowing of Fixed Rate Loans, the date of the proposed Revolving Credit Borrowing. Each such notice shall be in substantially the form of Exhibit C-1 (Form of Notice of Borrowing in Dollars) (a "Notice of Dollar Borrowing") or, in the case of an Australian Dollar Borrowing, Exhibit C-2 (Form of Notice of Australian Dollar Borrowing) (a "Notice of Australian Dollar Borrowing" and, together with a Notice of Dollar Borrowing, a "Notice of Borrowing"), executed by the Borrower requesting such Revolving Credit Borrowing and specifying (A) the date of such proposed Revolving Credit Borrowing, (B) the aggregate amount of such proposed Revolving Credit Borrowing, (C) what portions (if any) of the proposed Revolving Credit

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         Borrowing will be of Variable Rate Loans or Fixed Rate Loans, (D) the initial Interest Periods for any such Fixed Rate Loans and (E) the Available Borrowing Base of such Borrower and the Aggregate Available Revolving Credit (in each case after giving effect to the proposed Revolving Credit Borrowing).

                  (b) Revolving Dollar Loans shall be made in Dollars as Base Rate Loans unless, subject to Section 2.14 (Special Provisions Governing External Rate Loans), the Notice of Borrowing specifies that all or a portion thereof shall be Eurodollar Rate Loans. Notwithstanding anything to the contrary contained in Section 2.3(a) (Swing Loans), if any Notice of Dollar Borrowing requests a Revolving Credit Dollar Borrowing of Base Rate Loans, the Swing Loan Lender may make a Swing Loan available to the Borrower that requested such Revolving Credit Dollar Borrowing in an aggregate amount not to exceed such proposed Revolving Credit Dollar Borrowing, and the aggregate amount of the corresponding proposed Revolving Credit Dollar Borrowing shall be reduced accordingly by the principal amount of such Swing Loan. Australian Dollar Loans shall be made as Australian Bill Rate Loans with an Interest Period of one month unless, subject to Section
         2.14 (Special Provisions Governing External Rate Loans), the Notice of Borrowing specifies that all or a portion thereof shall be made as Australian Short-Term Loans or Australian Bill Rate Loans with different Interest Periods. Each Revolving Credit Borrowing in any currency shall be in an aggregate amount equal to one of the Currency Thresholds in such currency.

                  (c) The Term Loan Borrowing shall be made upon receipt of a Notice of Borrowing given by the Company to the Administrative Agent not later than 11:00 a.m. (Local Time) (i) on the same Business Day, in the case of a Term Loan Borrowing of Base Rate Loans and (ii) two Business Days, in the case of a Term Loan Borrowing of Eurodollar Rate Loans, prior to the Closing Date. The Notice of Dollar Borrowing therefor shall specify (A) the Closing Date, (B) the aggregate amount of such proposed Term Loan Borrowing, (C) what portions (if any) of the proposed Term Loan Borrowing will be of Base Rate Loans or Eurodollar Rate Loans, and (D) the initial Interest Periods for any such Eurodollar Rate Loans. The Term Loans shall be made as Base Rate Loans unless (subject to Section 2.14 (Special Provisions Governing External Rate Loans)) the Notice of Borrowing specifies that all or a portion thereof shall be Eurodollar Rate Loans.

                  (d) The appropriate Disbursement Agent shall give to each Lender in the applicable Facility prompt notice of the Disbursement Agent's receipt of a Notice of Borrowing for such Facility and, if Fixed Rate Loans are properly requested in such Notice of Borrowing, the applicable interest rate determined pursuant to Section 2.14(a) (Determination of External Rate). Each such Lender shall, before 2:00 p.m. (Local Time) (or, in the case of Australian Dollar Loans, 11:00 a.m. (Local Time)) on the date of the proposed Borrowing for such Facility, make available to the Disbursement Agent at its address referred to in Section 11.8 (Notices, Etc.), in immediately available funds, such Lender's Ratable Portion or, as the case may be, Australian Dollar Ratable Portion of such proposed Borrowing; provided, however, that, in the case of Australian Dollar Loans, the Australian Agent may, at its option, request that the Australian Dollar Lenders make such funds available to the applicable Australian Borrower directly pursuant to the following sentence. Upon fulfillment (or due waiver in accordance with Section 11.1 (Amendments, Waivers, Etc.)) (i) on the Closing Date, of the applicable conditions set forth in Section 3.1 (Conditions Precedent to Initial Loans and Letters of Credit) and

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         (ii) at any time (including the Closing Date), of the applicable conditions set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit), and after such Disbursement Agent's receipt of such funds, such Disbursement Agent (or, in the case of Australian Dollar Loans, if the Australian Agent has exercised its option granted in the proviso of the previous sentence, each Australian Dollar Lender) shall make such funds available to the Borrower that requested such Borrowing (x) in the case of Loans denominated in Dollars, at an account located in the United States (except as otherwise may be agreed by such Disbursement Agent) and (y) in the case of Loans denominated in Australian Dollars, at an account of an Australian Borrower in Australia (except as otherwise may be agreed by such Disbursement Agent) that shall not, in any case, be located at the branch of an Australian Bank in New South Wales or Victoria, Australia.

                  (e) Unless the applicable Disbursement Agent shall have received notice from a Lender in the applicable Facility prior to the date (and, in the case of Borrowings whose notice was received on the same Business Day, prior to the time set forth in clause (d) above) of any proposed Borrowing that such Lender will not make available to such Disbursement Agent such Lender's Ratable Portion or, as the case may be, Australian Dollar Ratable Portion of such Borrowing (or any portion thereof), such Disbursement Agent may assume that such Lender has made such Ratable Portion or Australian Dollar Ratable Portion available to such Disbursement Agent on the date of such Borrowing in accordance with this Section 2.2 and such Disbursement Agent may, in reliance upon such assumption, make available a corresponding amount on such date to the Borrower that requested such Borrowing. If and to the extent that such Lender is required to make available, and shall not have so made available, such Ratable Portion or Australian Dollar Ratable Portion to such Disbursement Agent, such Lender agrees to repay to such Disbursement Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to such Disbursement Agent, at the Interbank Rate for the first Business Day and, thereafter, at the interest rate applicable at the time to the Loans comprising such Borrowing. Such Borrower agrees to repay, on demand (and together with interest thereon for each day from the date such amount is made available to such Borrower until the date such amount is repaid to such Disbursement Agent at the rate of interest applicable at the time to the Loans comprising such Borrowing) to such Disbursement Agent such corresponding amount if such Lender has not repaid such corresponding amount to such Disbursement Agent within three Business Days after the date such Disbursement Agent made such corresponding amount available to such Borrower. If such Lender shall repay to such Disbursement Agent such corresponding amount, such corresponding amount so repaid shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement. If such Borrower shall repay to such Disbursement Agent such corresponding amount, such payment shall not relieve such Lender of any obligation it may have hereunder to such Borrower.

                  (f) The failure of any Lender to make on the date specified any Loan or any payment required by it (such Lender being a "Non-Funding Lender"), including any payment in respect of its participation in Swing Loans and Letter of Credit Obligations, shall not relieve any other Lender of its obligations to make such Loan or payment on such date but no such other Lender shall be responsible for the failure of any Non-Funding Lender to make a Loan or payment required under this Agreement.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  SECTION 2.3 SWING LOANS

                  (a) On the terms and subject to the conditions contained in this Agreement, the Swing Loan Lender may, in its sole discretion, make, in Dollars, loans (each a "Swing Loan") otherwise available to the Borrowers under the Dollar Revolving Credit Facility from time to time on any Business Day during the period from the date hereof until the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding (together with the aggregate outstanding principal amount of any other Loan made by the Swing Loan Lender hereunder in its capacity as the Swing Loan Lender) not to exceed the Swing Loan Sublimit; provided, however, that at no time shall the Swing Loan Lender make any Swing Loan to any Borrower in excess of (i) the Aggregate Available Revolving Credit at such time or (ii) the Available Borrowing Base of such Borrower at such time. Each Swing Loan shall be a Base Rate Loan and must be repaid in full upon any Revolving Credit Borrowing hereunder and shall in any event mature no later than the Revolving Credit Termination Date. Within the limits set forth in the first sentence of this clause (a), amounts of Swing Loans repaid may be reborrowed under this clause (a).

                  (b) In order to request a Swing Loan, a Borrower shall telecopy (or forward by electronic mail or similar means) to the Administrative Agent a duly completed request in substantially the form of Exhibit D (Form of Swing Loan Request), setting forth the requested amount and date of such Swing Loan (a "Swing Loan Request"), to be received by the Administrative Agent not later than 2:00 p.m. (Local
         Time) on the day of the proposed borrowing. The Administrative Agent shall promptly notify the Swing Loan Lender of the details of the requested Swing Loan. Subject to the terms of this Agreement, the Swing Loan Lender may make a Swing Loan available to the Administrative Agent and, in turn, the Administrative Agent shall make such amounts available on the date of the relevant Swing Loan Request to such Borrower at an account located in the United States. The Swing Loan Lender shall not make any Swing Loan in the period commencing on the first Business Day after it receives written notice from the Administrative Agent or any Revolving Credit Lender that one or more of the conditions precedent contained in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) shall not on such date be satisfied, and ending when such conditions are satisfied. The Swing Loan Lender shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) have been satisfied in connection with the making of any Swing Loan.

                  (c) The Swing Loan Lender shall notify the Administrative Agent in writing (which writing may be a telecopy or electronic mail) weekly, by no later than 10:00 a.m. (Local Time) on the first Business Day of each week, of the aggregate principal amount of its Swing Loans then outstanding.

                  (d) The Swing Loan Lender may demand at any time that each Revolving Credit Lender pay to the Administrative Agent, for the account of the Swing Loan Lender, in the manner provided in clause (e) below, such Revolving Credit Lender's Ratable Portion of all or a portion of the outstanding Swing Loans, which demand shall be made through the Administrative Agent, shall be in writing and shall specify the outstanding principal amount of Swing Loans demanded to be paid.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (e) The Administrative Agent shall forward each notice referred to in clause (c) above and each demand referred to in clause
         (d) above to each Revolving Credit Lender on the day such notice or such demand is received by the Administrative Agent (except that any such notice or demand received by the Administrative Agent after 2:00 p.m. (Local Time) on any Business Day or any such demand received on a day that is not a Business Day shall not be required to be forwarded to the Revolving Credit Lenders by the Administrative Agent until the next succeeding Business Day (Local Time)), together with a statement prepared by the Administrative Agent specifying the amount of each Revolving Credit Lender's Ratable Portion of the aggregate principal amount of the Swing Loans stated to be outstanding in such notice or demanded to be paid pursuant to such demand, and, notwithstanding whether or not the conditions precedent set forth in Sections 3.2 (Conditions Precedent to Each Loan and Letter of Credit) and 2.1(a) (The Commitments) shall have been satisfied (which conditions precedent the Revolving Credit Lenders hereby irrevocably waive), each Revolving Credit Lender shall, before 11:00 a.m. (Local Time) on the Business Day next succeeding the date of such Revolving Credit Lender's receipt of such notice or demand, make available to the Administrative Agent, in immediately available funds, for the account of the Swing Loan Lender, the amount specified in such statement. Upon such payment by a Revolving Credit Lender, such Revolving Credit Lender shall, except as provided in clause (f) below, be deemed to have made a Revolving Loan to the Borrower owing such Swing Loans. The Administrative Agent shall use such funds to repay the Swing Loans to the Swing Loan Lender. To the extent that any Revolving Credit Lender fails to make such payment available to the Administrative Agent for the account of the Swing Loan Lender, the Borrower owing such Swing Loans shall repay such Swing Loans on demand.

                  (f) Upon the occurrence of a Default under Section 9.1(f) (Events of Default), each Revolving Credit Lender shall acquire, without recourse or warranty, an undivided participation in each Swing Loan otherwise required to be repaid by such Revolving Credit Lender pursuant to clause (e) above, which participation shall be in a principal amount equal to such Revolving Credit Lender's Ratable Portion of such Swing Loan, by paying to the Swing Loan Lender on the date on which such Revolving Credit Lender would otherwise have been required to make a payment in respect of such Swing Loan pursuant to clause (e) above, in immediately available funds, an amount equal to such Revolving Credit Lender's Ratable Portion of such Swing Loan. If all or part of such amount is not in fact made available by such Revolving Credit Lender to the Swing Loan Lender on such date, the Swing Loan Lender shall be entitled to recover any such unpaid amount on demand from such Revolving Credit Lender together with interest accrued from such date at the Interbank Rate for the first Business Day after such payment was due and thereafter at the rate of interest then applicable to Base Rate Loans.

                  (g) From and after the date on which any Revolving Credit Lender (i) is deemed to have made a Revolving Loan pursuant to clause
         (e) above with respect to any Swing Loan or (ii) purchases an undivided participation interest in a Swing Loan pursuant to clause (f) above, the Swing Loan Lender shall promptly distribute to such Revolving Credit Lender such Revolving Credit Lender's Ratable Portion of all payments of principal of and interest received by the Swing Loan Lender on account of such Swing Loan other than those received from a Revolving Credit Lender pursuant to clause (e) or (f) above.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  SECTION 2.4 LETTERS OF CREDIT

                  (a) On the terms and subject to the conditions contained in this Agreement, each Issuer agrees to Issue at the request of any Borrower and for the account of such Borrower one or more letters of credit or bank guarantees from time to time on any Business Day during the period commencing on the Closing Date and ending on the earlier of the Revolving Credit Termination Date and 30 days prior to the Scheduled Termination Date; provided, however, that no Issuer shall be under any obligation to Issue (and, upon the occurrence of any of the events described in clauses (ii), (iii), (iv)(A), (v) and (vi) below, shall not Issue) any Letter of Credit upon the occurrence of any of the following:

                           (i) any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain such Issuer from Issuing such Letter of Credit or any Requirement of Law applicable to such Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuer shall prohibit, or request that such Issuer refrain from, the Issuance of letters of credit or bank guarantees generally or such Letter of Credit in particular or shall impose upon such Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuer is not otherwise compensated) not in effect on the date of this Agreement or result in any unreimbursed loss, cost or expense that was not applicable, in effect or known to such Issuer as of the date of this Agreement and that such Issuer in good faith deems material to it;

                           (ii) after giving effect to the Issuance of such Letter of Credit, (A) the aggregate Revolving Credit Outstandings of the Borrowers would exceed the Aggregate Maximum Revolving Credit at such time or (B) the Revolving Credit Outstandings of the Borrower requesting such Letter of Credit would exceed the Maximum Available Borrowing Base of such Borrower at such time;

                           (iii) after giving effect to the Issuance of such Letter of Credit, the Letter of Credit Obligations at such time exceeds the Letter of Credit Sublimit;

                           (iv) (A) any fees due in connection with a requested Issuance have not been paid, (B) such Letter of Credit is requested to be Issued in a form that is not acceptable to such Issuer or (C) the Issuer for such Letter of Credit shall not have received, in form and substance reasonably acceptable to it and, if applicable, duly executed by such Borrower, standard (but in any event commercially reasonable) documentation (collectively, a "Letter of Credit Reimbursement Agreement") such Issuer requires in the ordinary course of business (which may include, if requested by such Issuer, a letter of credit reimbursement agreement) to be completed or delivered by Letter of Credit applicants prior to issuing a Letter of Credit;

                           (v) such Letter of Credit is requested to be denominated in any Alternative Currency and the Applicable Lending Office of the Issuer receives written notice from the applicable Disbursement Agent at or before 11:00 a.m. (Local Time) on the date of the proposed Issuance of such Letter of Credit from such Applicable Lending Office that, immediately after giving effect to the Issuance of such Letter of Credit, all Letter of Credit Obligations at such time in respect of Letters of Credit denominated in any Alternative Currency would exceed $40,000,000;

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                           (vi) such Letter of Credit is requested to be denominated in any currency other than Dollars or an Alternative Currency;

                           (vii) such Letter of Credit is a bank guarantee and
         (A) does not have a maximum face amount, (B) is requested by the Company, (C) is requested to be Issued by an Issuer that does not have an Australian Lending Office or is not requested to be issued from the Australian Lending Office of an Issuer or (D) is requested to be Issued by any Issuer that does not have the capacity to issue bank guarantees or has otherwise notified any Borrower on or prior to becoming an Issuer that it will not be able to Issue bank guarantees; or

                           (viii) such Letter of Credit is a Government Bank Guarantee and the Issuer receives written notice from the Administrative Agent or the Australian Agent at or before 11:00 a.m. (Sydney Time) on the date of the proposed Issuance of such Government Bank Guarantee that, immediately after giving effect to the Issuance of such Government Bank Guarantee, all Letter of Credit Obligations at such time in respect of Government Bank Guarantees would exceed A$35,000,000.

None of the Lenders (other than the Issuers in their capacity as such) shall have any obligation to Issue any Letter of Credit.

                  (b) In no event shall the expiration date of any Letter of Credit (other than a Government Bank Guarantee) (i) be more than one year after the date of issuance thereof or (ii) be less than 30 days prior to the Scheduled Termination Date; provided, however, that (x) any Letter of Credit with a term less than or equal to one year may provide for the renewal thereof for additional periods less than or equal to one year, as long as, on or before the expiration of such term and each such period, the Issuer of such Letter of Credit shall have the option to prevent such renewal and (y) no such term or period or renewal of either of them shall extend beyond the expiry date referred to in clause (ii) above.

                  (c) In connection with the Issuance of each Letter of Credit, the Borrower requesting such Letter of Credit shall give the relevant Disbursement Agent and the Applicable Lending Office of the relevant Issuer at least two Business Days' (Local Time) prior written notice, in substantially the form of Exhibit E (Form of Letter of Credit Request) (or in such other written or electronic form as is acceptable to the Issuer), of the requested Issuance of such Letter of Credit (a "Letter of Credit Request"). Such notice shall be irrevocable and shall specify (i) the Issuer of such Letter of Credit, (ii) the currency of issuance and face amount of the Letter of Credit requested (the Dollar Equivalent of which shall not be less than $50,000 (unless otherwise agreed to by the Issuer)), (iii) whether such Letter of Credit is a bank guarantee or a letter of credit and, if a letter of credit denominated in Australian Dollars, whether such Letter of Credit is requested to be issued from the Domestic Lending Office, Eurodollar Lending Office or Australian Lending Office (if any) of such Issuer,
         (iv) the requested date of Issuance for such Letter of Credit, (v) the date on which such Letter of Credit is to expire (which date shall be a Business Day), (vi) in the case of an issuance, the Persons for whose benefit the requested Letter of Credit is to be issued. Such Letter of Credit Request, to be effective, must be received by the relevant Issuer and Disbursement Agent not later than 11:00 a.m. (Local Time) on the second Business Day prior to the requested Issuance of such Letter of Credit.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (d) Subject to the satisfaction of the conditions set forth in this Section 2.4, the relevant Issuer shall, on the requested date, Issue a Letter of Credit on behalf of the Borrower requesting such Letter of Credit in accordance with such Issuer's usual and customary business practices. In the case of an issuance of a Letter of Credit, if such Letter of Credit is requested by any Australian Borrower to be issued in Australian Dollars from an Australian Lending Office of such Issuer, such Letter of Credit shall be issued from such Australian Lending Office (if such Issuer has an Australian Lending Office) to the extent such Issuer is permitted to issue and maintain such Letter of Credit under applicable Requirements of Law. No Issuer shall Issue any Letter of Credit in the period commencing on the first Business Day after it receives written notice from any Revolving Credit Lender that one or more of the conditions precedent contained in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) or clause (a) above (other than those conditions set forth in clauses (a)(i), (a)(iv) (provided, however, that clause (A) thereof shall be included in this exclusion only to the extent such clause relates to fees owing to the Issuer for such Letter of Credit and Affiliates thereof) and (a)(vii) (other than clause (A) thereof)) shall not on such date be satisfied or duly waived and ending when such conditions are satisfied or duly waived. No Issuer shall otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) have been satisfied in connection with the Issuance of any Letter of Credit.

                  (e) Each Issuer shall comply with the following:

                           (i) give the Administrative Agent written notice (or telephonic notice confirmed promptly thereafter in writing), which writing may be a telecopy or electronic mail, of the Issuance or renewal of any Letter of Credit issued by it, of all drawings under any Letter of Credit issued by it and of the payment (or the failure to pay when due) by any Borrower of any Reimbursement Obligation of such Borrower when due (which notice the Administrative Agent shall promptly transmit by telecopy, electronic mail or similar transmission to each Revolving Credit Lender);

                           (ii) upon the request of any Revolving Credit Lender, furnish to such Revolving Credit Lender copies of any Letter of Credit Reimbursement Agreement to which such Issuer is a party and such other documentation as may reasonably be requested by such Revolving Credit Lender; and

                           (iii) no later than 10 Business Days following the last day of each calendar month, provide to the Administrative Agent (and the Administrative Agent shall provide a copy to each Revolving Credit Lender requesting the same) and the Company separate schedules for Documentary Letters of Credit and Standby Letters of Credit issued by it, in form and substance reasonably satisfactory to the Administrative Agent, setting forth the aggregate Letter of Credit Obligations of each Borrower, in each case outstanding at the end of each month, and any information reasonably requested by the Company or the Administrative Agent relating thereto.

                  (f) Immediately upon the issuance by an Issuer of a Letter of Credit in accordance with the terms and conditions of this Agreement, such Issuer shall be deemed to have sold and transferred to each Revolving Credit Lender, and each Revolving Credit Lender shall be deemed irrevocably and unconditionally to have purchased and received from such Issuer, without recourse or warranty, an undivided interest and participation, to

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         the extent of such Revolving Credit Lender's Ratable Portion in such Letter of Credit and the obligations with respect thereto of the Borrower for whose account such Letter of Credit was Issued (including all Letter of Credit Obligations with respect thereto) and any security therefor and guaranty pertaining thereto.

                  (g) The Borrower at whose request any such Letter of Credit has been issued agrees to pay in immediately available funds in the currency applicable to such Reimbursement Obligation to the Issuer of such Letter of Credit the amount of all Reimbursement Obligations of such Borrower owing to such Issuer under such Letter of Credit no later than the date that is the next succeeding Business Day after the Company receives written notice from such Issuer that payment has been made under such Letter of Credit (the "Reimbursement Date"), irrespective of any claim, set-off, defense or other right that any Borrower may have at any time against such Issuer or any other Person. In the event that any Issuer makes any payment under any Letter of Credit and the Borrower for whose account such Letter of Credit was issued shall not have repaid such amount to such Issuer pursuant to this clause (g) or any such payment by such Borrower is rescinded or set aside for any reason, each such Reimbursement Obligation shall be payable on demand with interest thereon computed (i) from the date on which such Reimbursement Obligation arose to the Reimbursement Date, at the rate of interest applicable during such period to Revolving Loans that are Base Rate Loans and (ii) from the Reimbursement Date until the date of repayment in full, at the rate of interest applicable during such period to past due Revolving Loans that are Base Rate Loans, and such Issuer shall promptly notify the Administrative Agent in the manner specified by Section 11.8 (Notices, Etc.), which shall promptly notify each Revolving Credit Lender of such failure, and each such Revolving Credit Lender shall promptly and unconditionally pay to the Administrative Agent for the account of such Issuer the amount of such Revolving Credit Lender's Ratable Portion of such payment (or the Dollar Equivalent thereof if such payment was made in any currency other than Dollars) in immediately available Dollars. If the Administrative Agent so notifies any such Revolving Credit Lender prior to 11:00 a.m. (New York time) on any Business Day, such Revolving Credit Lender shall make available to the Administrative Agent for the account of such Issuer its Ratable Portion of the amount of such payment on such Business Day in immediately available funds. Upon such payment by any such Revolving Credit Lender, such Revolving Credit Lender shall, except during the continuance of a Default or Event of Default under Section 9.1(f) (Events of Default) and notwithstanding whether or not the conditions set forth in Sections 3.2 (Conditions Precedent to Each Loan and Letter of Credit) and 2.1(a) (The Commitments) shall have been satisfied (which conditions precedent the Revolving Credit Lenders hereby irrevocably waive), be deemed to have made a Revolving Loan to the Borrower for whose account such Letter of Credit was issued in the principal amount of such payment. Whenever any Issuer receives from any Borrower a payment of a Reimbursement Obligation as to which the Administrative Agent has received for the account of such Issuer any payment from any Revolving Credit Lender pursuant to this clause (g), such Issuer shall pay over to the Administrative Agent any amount received in excess of such Reimbursement Obligation and the Administrative Agent shall promptly pay over to each such Revolving Credit Lender, in immediately available funds, such Revolving Credit Lender's Ratable Portion of any amount received by the Administrative Agent to the extent such amount would be, if received by such Issuer, in excess of such Reimbursement Obligation, such amount to be

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         adjusted, if necessary, to reflect the respective amounts the Revolving Credit Lenders have paid in respect of such Reimbursement Obligation.

                  (h) Each payment of the Issuer under any Letter of Credit issued at the request of any Australian Borrower shall constitute a subscription by the Issuer for Australian Debentures issued by such Australian Borrower for an aggregate face amount thereof equal to such payment on the date of such payment (with no original issue discount), and in the same currency and otherwise with the same interest rate, repayment and other terms as those applicable to such Australian Borrower's Reimbursement Obligations in respect of such Letter of Credit. Each such Australian Debenture shall be issued by such Australian Borrower on the date the payment is made by the Issuer under such Letter of Credit by entry in the Register, and no certificate will be issued in respect of such Australian Debentures, except as may otherwise be required by any Requirement of Law. If any Australian Debentures shall be issued with respect to any such Reimbursement Obligation, such Reimbursement Obligation and Indebtedness shall be one and the same Indebtedness and shall not constitute separate obligations thereof.

                  (i) If and to the extent such Revolving Credit Lender shall not have so made its Ratable Portion of the amount of the payment required by clause (g) above available to the Administrative Agent for the account of such Issuer, such Revolving Credit Lender agrees to pay to the Administrative Agent for the account of such Issuer forthwith on demand any such unpaid amount together with interest thereon, for the first Business Day after payment was first due at the Interbank Rate and, thereafter, on each day until such amount is repaid to the Administrative Agent for the account of such Issuer, at a rate per annum equal to the rate applicable to Base Rate Loans under the Revolving Credit Facility.

                  (j) Each Borrower's obligation to pay its Reimbursement Obligations and the obligations of the Revolving Credit Lenders to make payments to the Administrative Agent for the account of the Issuers with respect to Letters of Credit shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, including the occurrence of any Default or Event of Default, and irrespective of any of the following:

                           (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

                           (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

                           (iii) the existence of any claim, set off, defense or other right that any Borrower, any other party guaranteeing, or otherwise obligated with, any Borrower, any Subsidiary or other Affiliate thereof or any other Person may at any time have against the beneficiary under any Letter of Credit, any Issuer, any Agent, Lender or any other Person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

                           (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                           (v) payment by the Issuer under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; provided, however, that this provision shall not affect any rights the Borrower may otherwise have against the Issuer of such Letter of Credit; and

                           (vi) any other act or omission to act or delay of any kind of any Issuer, Lender, Agent or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.4, constitute a legal or equitable discharge of any Borrower's obligations hereunder.

Any action taken or omitted to be taken by the relevant Issuer under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not put such Issuer under any resulting liability to any Borrower or any Lender. In determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof, the Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit, the Issuer may rely exclusively on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever, and any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute willful misconduct or gross negligence of the Issuer. In the event of any conflict between the terms of any Letter of Credit Reimbursement Agreement and this Agreement, the terms of this Agreement shall govern.

                  (k) Schedule 2.4 (Existing Letters of Credit) contains a schedule of certain letters of credit issued prior to the Closing Date by JPMorgan for the account of a Borrower. On the Closing Date (i) such letters of credit, to the extent outstanding, shall be automatically and without further action by the parties thereto converted to Letters of Credit issued pursuant to this Section 2.4 for the account of the applicable Borrower and subject to the provisions hereof, and for this purpose the fees specified in Section 2.12(b) (Fees) shall be payable (in substitution for any fees set forth in the applicable letter of credit reimbursement agreements or applications relating to such letters of credit) as if such letters of credit had been issued on the Closing Date, (ii) the issuers of such Letters of Credit shall be deemed to be "Issuers" hereunder solely for the purpose of maintaining such letters of credit, (iii) the Dollar Equivalent of the face amount of such letters of credit shall be included in the calculation of Letter of Credit Obligations and (iv) all liabilities of the Borrowers with respect to such letters of credit shall constitute Obligations. No letter of credit converted in accordance with this clause (k) shall be amended, extended or renewed without the prior written consent of the Administrative Agent.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  SECTION 2.5 REDUCTION AND TERMINATION OF THE REVOLVING CREDIT COMMITMENTS

                  (a) The Company may, upon at least three Business Days' prior notice to the Administrative Agent, terminate in whole or reduce in part ratably the unused portions of the Revolving Credit Commitments of the Revolving Credit Lenders, and the Revolving Credit Commitment of each Revolving Credit Lender shall be reduced by its Ratable Portion of such amount; provided, however, that each partial reduction of such Revolving Credit Commitments shall be in an aggregate amount equal to one of the Currency Thresholds for the currency in which such Revolving Credit Commitments shall be denominated; and provided, further, that, to the extent, after giving effect to such termination of reduction, the aggregate Revolving Credit Commitments shall be lower than the aggregate of all Australian Dollar Sublimits in effect at such time,
         (i) the Maximum Australian Dollar Sublimit shall be reduced to equal the aggregate then effective Revolving Credit Commitments and (ii) the unused portions of the Australian Dollar Sublimits of the Australian Dollar Lenders shall also be reduced to the extent of such reduction in the Maximum Australian Dollar Sublimit in accordance with each such Lender's Australian Dollar Ratable Portion.

                  (b) The then current Revolving Credit Commitments shall be reduced on each date on which a prepayment of Revolving Loans owing by the Company or Swing Loans is made pursuant to Section 2.9 (Mandatory Prepayments) from the Net Cash Proceeds of the Australian Asset Sale (and from mandatory prepayments of the advances under the Australian Intercompany Credit Agreement resulting from the receipt of such Net Cash Proceeds) by the amount of such prepayment, and the Revolving Credit Commitment of each Revolving Credit Lender shall be reduced by its Ratable Portion of such amount; provided, however, that in no event shall the Revolving Credit Commitments be reduced to an amount lower than the Borrowing Base of the Company on the date of the receipt of such Net Cash Proceeds. The Australian Dollar Sublimits of each Australian Dollar Lender shall be reduced to zero on the date of the Australian Asset Sale.

                  SECTION 2.6 REPAYMENT OF LOANS

                  (a) Each Borrower promises to repay in the currency such Loans are denominated the entire unpaid principal amount of the Revolving Loans and the Swing Loans owing by it on the Scheduled Termination Date or earlier, if otherwise required by the terms hereof.

                  (b) The Company promises to repay in Dollars the principal amount of the Term Loans at the dates and in the amounts as follows:
         (i) $500,000, payable on every March 31, June 30, September 30 and December 31, beginning on December 31, 2002 until September 30, 2007, and (ii) $47,500,000, payable on each of December 31, 2007, March 31, 2008, June 30, 2008 and on the Term Loan Maturity Date; provided, however, that the Company agrees to repay on the Term Loan Maturity Date the entire unpaid principal amount of the Term Loans.

                  (c) Notwithstanding anything herein to the contrary, on the date of the consummation of the Australian Asset Sale, all Loans and other Obligations owing by the Australian Borrowers shall become due and payable and shall be paid in accordance with Section 8.4(j) (Asset Sales).

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (d) Any repayment of a Loan owing by an Australian Borrower shall constitute a repayment of the Australian Debentures corresponding thereto and any repayment of an Australian Debenture shall constitute a repayment of the Loans corresponding thereto.

                  SECTION 2.7 EVIDENCE OF DEBT

                  (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing Indebtedness of each Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                  (b) The applicable Disbursement Agent shall maintain accounts in accordance with its usual practice in which it shall record (i) the amount of each Loan made and, if a Fixed Rate Loan, the Interest Period and currency applicable thereto, (ii) the amount of any principal or interest due and payable by each Borrower to each Lender hereunder and
         (iii) the amount of any sum received by such Disbursement Agent hereunder from any Borrower, whether such sum constitutes principal amount or interest (and the type of Loan to which it applies), fees, expenses or other amounts due under the Loan Documents and each Lender's share thereof, if applicable.

                  (c) The entries made in the accounts maintained pursuant to clauses (a) and (b) above shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, however, that the failure of any Lender or Disbursement Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of any Borrower to repay the Loans in accordance with their terms.

                  (d) Notwithstanding any other provision of the Agreement, in the event that any Lender requests that any Borrower execute and deliver a promissory note or notes payable to such Lender in order to evidence the Indebtedness owing to such Lender by such Borrower hereunder, such Borrower shall promptly execute, deliver a Note or Notes to such Lender evidencing any Term Loans, Revolving Dollar Loans and Australian Dollar Loans, as the case may be, owing by such Borrower to such Lender, substantially in the forms of Exhibit B-1 (Form of Term Loan Note), Exhibit B-2 (Form of Dollar Revolving Credit Note) or Exhibit B-3 (Form of Australian Dollar Revolving Credit Note) respectively.

                  (e) Each Borrowing or borrowing of a Swing Loan made by any Australian Borrower hereunder shall constitute a subscription by each Lender in the applicable Facility of a number of Australian Debentures equal to the principal amount of such Swing Loans or Loans comprising such Borrowing by such Australian Borrower (so that such Australian Debentures shall be issued with no original issue discount), and with the same interest rate, repayment and other terms as those applicable herein to such Swing Loans or other Loans. Each such Australian Debenture shall be issued by such Australian Borrower hereunder on the date the corresponding Revolving Loan or Swing Loan shall be made to such Australian Borrower hereunder by issue of a Note (if requested, and as otherwise provided for herein) and by entry in the Register, and no certificate (other than the Notes, if any) will be issued in respect of such Australian Debentures, except as may otherwise be required by any Requirement of Law. If any Australian Debenture shall be issued with respect to any Loan, such Loan and

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         Indebtedness owing pursuant to such Australian Debenture shall be one and the same Indebtedness of the Borrowers hereunder and shall not constitute separate obligations thereof.

                  SECTION 2.8 OPTIONAL PREPAYMENTS

                  (a) Revolving Loans. Any Borrower may, upon at least three Business Days' prior notice to the applicable Disbursement Agent, stating the proposed date and aggregate principal amount of the prepayment, prepay the outstanding principal amount of the Revolving Loans and Swing Loans in whole or in part; provided, however, that if any prepayment of any Fixed Rate Loan is made by such Borrower other than on the last day of an Interest Period for such Loan, such Borrower shall also pay any amount owing pursuant to Section 2.14(e) (Breakage Costs); and, provided, further, that each partial prepayment shall be in an aggregate principal amount equal to one of the Currency Thresholds for the currency in which the amounts prepaid are denominated. Upon the giving of such notice of prepayment, the principal amount of Revolving Loans specified to be prepaid shall become due and payable on the date specified for such prepayment. Such prepayments need not be ratable between the Dollar Revolving Credit Facility and the Australian Dollar Subfacility.

                  (b) Term Loans. The Company may, upon at least three Business Days' prior notice to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, prepay the outstanding principal amount of the Term Loans, in whole or in part, together with accrued and unpaid interest to the date of such prepayment on the principal amount prepaid; provided, however, that if any prepayment of any Eurodollar Rate Loan is made other than on the last day of an Interest Period for such Loan, the Company shall also pay any amounts owing pursuant to Section 2.14(e) (Breakage Costs); and, provided, further, that each partial prepayment shall be in an aggregate amount equal to one of the Currency Thresholds for Dollar amounts and that any such partial prepayment shall be applied to each such Term Loan (i) first, pro rata to the last four (or, if less, all remaining) installments of such Term Loan and (ii) after such installments shall have been paid in full, to the remaining installments of such Term Loans in the inverse order of their maturity. Upon the giving of such notice of prepayment, the principal amount of the Term Loans specified to be prepaid shall become due and payable on the date specified for such prepayment.

                  (c) No Borrower shall have the right to prepay the principal amount of any Revolving Loan or any Term Loan other than as provided in this Section 2.8 or in Section 2.9 (Mandatory Prepayments) below.

                  SECTION 2.9 MANDATORY PREPAYMENTS

                  (a) Net Cash Proceeds. Upon receipt by Holdings, the Company, any Subsidiary of the Company or any Permitted Joint Venture of Net Cash Proceeds arising from an Asset Sale, Property Loss Event, Debt Issuance or Purchase Price Adjustment, the Borrowers shall prepay the Loans (or provide cash collateral in respect of Letters of Credit) in an amount equal to 100% of such Net Cash Proceeds; provided, however, that no such prepayment shall be required from Net Cash Proceeds of a Debt Issuance of Additional Unsecured Indebtedness permitted pursuant to Section 8.1(n)(i) (Indebtedness) to the extent such Net Cash Proceeds are used, substantially

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         contemporaneously with such Debt Issuance, to finance a Permitted Acquisition permitted hereunder as long as, on each of the date for the funding of such Debt Issuance and the closing of such Permitted Acquisition, (x) the Leverage Ratio of the Company for the most recent four Fiscal Quarter period for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements), calculated on a Pro Forma Basis after giving effect to such Debt Issuance and such Permitted Acquisition, is less than or equal to 3.25 to 1 and (y) after giving effect to such Debt Issuance and Permitted Acquisition, the Company shall be in compliance with Article V (Financial Covenants) for the most recent four Fiscal Quarter period for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements), calculated on a Pro Forma Basis. Any mandatory prepayment required to be made pursuant to this clause (a) shall be applied in accordance with clause (d) below. Notwithstanding anything herein to the contrary, (i) in the case of any Net Cash Proceeds arising from a Reinvestment Event, the Borrowers shall prepay the Loans (or provide cash collateral in respect of Letters of Credit, in an amount equal to 102% of the Letter of Credit Obligations) as provided in clauses (d)(i) through (v) below in an amount equal to the Reinvestment Prepayment Amount applicable to such Net Cash Proceeds, if any, on the Reinvestment Prepayment Date for such Net Cash Proceeds (or upon the earlier occurrence of any Default or Event of Default) and, pending application of such proceeds as specified in the Reinvestment Notice for such Net Cash Proceeds, other Net Cash Proceeds arising from such Reinvestment Event may be applied, at the option of the Borrowers, as provided in clauses (d)(ii) through (v) below or as a deposit to a Cash Collateral Account and (ii) any Net Cash Proceeds arising from Asset Sales (other than Asset Sales yielding, individually or in the aggregate in any Fiscal Year, gross proceeds not greater than $3,000,000, provided, however, that Net Cash Proceeds of Asset Sales in connection with any sale and leaseback shall be included in the Net Cash Proceeds subject to this clause (ii) regardless of the amount thereof), shall only be required to be applied as provided in clauses
         (d)(ii) through (v) below.

                  (b) Excess Cash Flow. The Company agrees that it shall prepay the Loans within 90 days after the last day of each Cash Flow Period, in an amount equal to 50% of Excess Cash Flow for such Cash Flow Period. Any such mandatory prepayment shall be applied in accordance with clause (d) below.

                  (c) Excess Borrowings. If at any time, (i) the sum of the Revolving Credit Outstandings at such time and the aggregate principal amount of Term Loans outstanding at such time exceeds the Aggregate Maximum Credit at such time, (ii) the Revolving Credit Outstandings of any Borrower exceeds the Maximum Available Borrowing Base of such Borrower at such time or (iii) the aggregate Australian Dollar Outstandings at such time exceed the aggregate Australian Dollar Sublimits at such time, then the Borrowers (or, in the case of clause
         (ii) above, such Borrower and, in the case of clause (iii) above, the Australian Borrowers) shall forthwith prepay first the Swing Loans, then the Revolving Loans and then the Term Loans then outstanding (and, in the case of clause (ii) above, owing by such Borrower and, in the case of clause (iii) above, owing by the Australian Borrowers) in an amount equal to such excess and in the currency such Loans were made. If any such excess remains after such repayment, the Borrowers (or, in the case of clause (ii) above, such Borrower and, in the case of clause
         (iii) above, the Australian Borrowers) shall provide cash collateral for the Letter of Credit Obligations of the Borrowers (or, in the case of clause (ii) above, such Borrower

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         and, in the case of clause (iii) above, the Australian Borrowers) in the manner set forth in Section 9.3 (Actions in Respect of Letters of Credit) in an amount equal to 102% of such excess and, if any such excess remains after providing such cash collateral, the Company and Australian Holdings shall prepay the Term Loans owing by either of them in the amount of such excess. All repayments of the Term Loans made pursuant to this clause (c) shall be applied (x) first, pro rata to the last four (or, if less, all remaining) installments of the Term Loans and (y) after each such installment shall have been paid in full, to the remaining installments of the Term Loans in the inverse order of their maturity.

                  (d) Subject to the provisions of Section 2.13(g) (Payments and Computations), any prepayments of the Borrowers required to be applied in accordance with this clause (d) shall be applied as follows: (i) first, (except where clause (a) above provides for the application of payments as provided in clauses (ii) through (v) below) to repay the outstanding principal balance of the Term Loans, until such Term Loans shall have been prepaid in full, (ii) second, to repay the outstanding principal balance of the Swing Loans owing by the Company (in the case of any mandatory prepayment arising from Excess Cash Flow or Net Cash Proceeds received by it or any of its Subsidiaries or Permitted Joint Ventures other than Australia Holdings and its Subsidiaries and Permitted Joint Ventures (each a "Company Mandatory Prepayment")) or by the Australian Borrowers (in the case of any mandatory prepayment arising from Net Cash Proceeds received by Australian Holdings or any of its Subsidiaries or Permitted Joint Ventures (each an "Australian Mandatory Prepayment")) until such Swing Loans shall have been repaid in full, (iii) third, to repay the outstanding principal balance of the Revolving Loans owing by the Company (in the case of any Company Mandatory Prepayment) or by the Australian Borrowers (in the case of any Australian Mandatory Prepayment) until such Revolving Loans shall have been paid in full, (iv) fourth, to provide cash collateral for any Letter of Credit Obligation of the Company (in the case of any Company Mandatory Prepayment) or by the Australian Borrowers (in the case of any Australian Mandatory Prepayment) in the manner set forth in Section
         9.3 (Actions in Respect of Letters of Credit) until 102% of the Letter of Credit Obligations of such Borrower have been fully cash collateralized in the manner set forth therein and (v) then, as a deposit to an Approved Deposit Account of the Company (in the case of any Company Mandatory Prepayment) or an Approved Deposit Account of one of the Australian Borrowers (in the case of any Australian Mandatory Prepayment) or any other account that can be maintained pursuant to
         Section 7.13 (Control Accounts; Approved Deposit Accounts) to the extent permitted to be on deposit therein. All repayments of the Term Loans made pursuant to this clause (d) shall be applied (x) first, pro rata to the last four (or, if less, all remaining) installments of the Term Loans and (y) after each such installment shall have been paid in full, to the remaining installments of the Term Loans in the inverse order of their maturity; provided, however, that the amount of any Australian Mandatory Prepayment required to be applied pursuant to clause (i) above shall, prior to any application set forth above in clauses (ii) through (v), be applied by Australian Holdings to prepay its obligations under the Australian Intercompany Credit Agreement and the Company shall apply the proceeds received from such prepayment of the obligations under the Australian Intercompany Credit Agreement to the prepayment of its Term Loans as if such prepayment were a Company Mandatory Prepayment; and provided, further, that if the Borrowers would otherwise be required to make any additional prepayment of the Term Loans pursuant to clause (i) above, such prepayment shall be

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         made by the Company. No repayment of any Revolving Loan required to be made pursuant to this clause (d) shall result in a permanent reduction of the Revolving Credit Commitments other than repayments from Net Cash Proceeds of the Australian Asset Sale. All repayments of Revolving Loans and Swing Loans required to be made pursuant to this clause (d) from the Net Cash Proceeds of the Australian Asset Sale (or from the mandatory prepayment of the obligations under the Australian Intercompany Credit Agreement resulting from the receipt of such Net Cash Proceeds) shall result in a permanent reduction of the Revolving Credit Commitment, but only to the extent provided in Section 2.5(b) (Reduction and Termination of the Revolving Credit Commitments). The Administrative Agent and the Australian Agent agrees so to apply such funds and each Borrower consents to such application.

                  (e) Each Borrower hereby irrevocably waives the right to direct the application of all funds in the Cash Collateral Account of such Borrower and agrees that the Administrative Agent and the Australian Agent shall, except, as provided in Section 2.13(g) (Payments and Computations) and clause (d) above, apply all payments in respect of Secured Obligations and all available funds in such Cash Collateral Account on a daily basis as follows: first, to repay the outstanding principal amount of the Swing Loans (or, if such Borrower is an Australian Borrower, the Swing Loans of either Australian Borrower) until such Swing Loans have been repaid in full; second, to repay the outstanding principal balance of the Revolving Loans (or, if such Borrower is an Australian Borrower, the Revolving Loans of either Australian Borrower) until such Revolving Loans shall have been repaid in full; and third, to any other Secured Obligation (or, if such Borrower is an Australian Borrower, any other Secured Obligations of Australian Holdings or any of its Subsidiaries) then due and payable; provided, however, that, the Administrative Agent may agree with each Borrower on procedures (that may involve change in the allocation above) solely for the purpose of allocating, as long as there shall be no Default or Event of Default, payments in one currency to the repayment of Obligations in such currency or in certain other currencies. The Administrative Agent and the Australian Agent agrees so to apply such funds and each Borrower consents to such application. To the extent, following such application, there are no Revolving Loans (or, if such Borrower is an Australian Borrower, no Revolving Loans of either Australian Borrower) outstanding, no other Secured Obligation (or, if such Borrower is an Australian Borrower, no other Secured Obligation of Australian Holdings or any of its Subsidiaries) is then due and payable and (if such Borrower is an Australian Borrower) there are no obligations outstanding under the Australian Intercompany Credit Agreement (and, during the continuance of an Event of Default, cash collateral remains in the Cash Collateral Account in an amount equal to the principal amount of the Term Loans and 102% of all outstanding aggregate Letter of Credit Obligations (or, if such Borrower is an Australian Borrower, the Revolving Loans of either Australian Borrower) in the manner set forth in Section 9.3 (Actions in Respect of Letters of Credit)), then the Administrative Agent and the Australian Agent shall cause any remaining funds in such Borrower's Cash Collateral Account to be paid at the written direction of such Borrower.

                  SECTION 2.10 INTEREST

                  (a) Rate of Interest. All Loans and the outstanding amount of all other Obligations (other than pursuant to Hedging Contracts that are Loan Documents, to the

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         extent such Hedging Contracts provide for the accrual of interest on unpaid obligations) shall bear interest, in the case of such Loans (including, without duplication, the Australian Debentures and the Notes evidencing such Loans), on the unpaid principal amount thereof from the date such Loans are made and, in the case of such other Obligations, from the date such other Obligations are due and payable until, in all cases, paid in full, except as otherwise provided in clause (c) below, as follows:

                           (i) if a Variable Rate Loan or such other Obligation, at a rate per annum equal to the sum of (A) the Variable Rate as in effect from time to time and (B) the Applicable Margin in effect from time to time during the period such Variable Rate Loan shall remain outstanding; and

                           (ii) if a Fixed Rate Loan, at a rate per annum equal to the sum of (A) the Fixed Rate determined for the applicable Interest Period and (B) the Applicable Margin in effect from time to time during such Interest Period.

                  (b) Interest Payments

                           (i) interest accrued on each Variable Rate Loan (other than Swing Loans) shall be payable in arrears (A) in the case of Base Rate Loans only, on the first Business Day of each calendar month, commencing on the first such day following the making of such Base Rate Loan, (B) in the case of Australian Short-Term Loans and Base Rate Loans that are Term Loans only, upon the payment or prepayment thereof in full or in part and (C) in any case, if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Variable Rate Loan;

                           (ii) interest accrued on Swing Loans shall be payable in arrears on the first Business Day of the immediately succeeding calendar month;

                           (iii) interest accrued on each Fixed Rate Loan shall be payable in arrears (A) on the last day of each Interest Period applicable to such Loan and, if such Interest Period has a duration of more than three months, on each day during such Interest Period occurring every three months from the first day of such Interest Period, (B) upon the payment or prepayment thereof in full or in part and (C) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Fixed Rate Loan; and

                           (iv) interest accrued on the amount of all other Obligations shall be payable on demand from and after the time such Obligation becomes due and payable (whether by acceleration or otherwise).

                  (c) Default Interest. Notwithstanding the rates of interest specified in clause (a) above or elsewhere herein, effective immediately upon the occurrence of an Event of Default and for as long thereafter as such Event of Default shall be continuing, the principal balance of all Loans and the amount of all other Obligations then due and payable shall bear interest at a rate that is two percent per annum in excess of the rate of interest applicable to such Loans or other Obligations from time to time and that is payable on the dates set forth above for the payment of interest and applicable to such Obligation.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  SECTION 2.11 CONVERSION AND CONTINUATION

                  (a) Any Borrower may elect (i) at any time on any Business Day, to convert Variable Rate Loans (other than Swing Loans) owing by it or any portion thereof to Fixed Rate Loans in the same currency and
         (ii) at the end of any applicable Interest Period, to convert Eurodollar Rate Loans owing by it or any portion thereof into Base Rate Loans or to continue any Fixed Rate Loans in any currency or any portion thereof as Fixed Rate Loans of the same currency for an additional Interest Period; provided, however, that the aggregate amount of each Fixed Rate Loan for any Interest Period in any currency must be in the amount equal to one of the Currency Thresholds for such currency. Each conversion or continuation of (x) Revolving Dollar Loans shall be allocated among the Revolving Dollar Loans of each Revolving Credit Lender in accordance with such Revolving Credit Lenders' Ratable Portions of such Revolving Dollar Loans, (y) Australian Dollar Loans shall be allocated among the Australian Dollar Lenders in accordance with such Australian Dollar Lenders' Australian Dollar Ratable Portions of such Australian Dollar Loans and (z) Term Loans shall be allocated among the Term Loan Lenders in accordance with such Term Loan Lender's Ratable Portion of the Term Loan Facility. Each such election shall be in substantially the form of Exhibit F (Form of Notice of Conversion or Continuation) (a "Notice of Conversion or Continuation") and shall be made by giving the applicable Disbursement Agent at least three Business Days' prior written notice specifying (A) the amount and type of Loan being converted or continued, (B) in the case of a conversion to or a continuation of, Fixed Rate Loans, the applicable Interest Period and (C) in the case of a conversion, the date of such conversion. Each Notice of Conversion or Continuation shall be irrevocable.

                  (b) The applicable Disbursement Agent shall promptly notify each Lender in the applicable Facility of its receipt of a Notice of Conversion or Continuation and of the options selected therein. Notwithstanding the foregoing, no conversion in whole or in part of Variable Rate Loans to Fixed Rate Loans and no continuation in whole or in part of Fixed Rate Loans upon the expiration of any applicable Interest Period shall be permitted at any time at which (A) a Default or an Event of Default shall have occurred and be continuing or (B) the continuation of, or conversion into, a Fixed Rate Loan would violate any provision of Section 2.14 (Special Provisions Governing External Rate Loans).

                  (c) If, within the time period required under the terms of this Section 2.11, the applicable Disbursement Agent does not receive a Notice of Conversion or Continuation from any Borrower containing a permitted election to continue any Fixed Rate Loan owing by it for an additional Interest Period or, to the extent permitted herein, to convert any such Fixed Rate Loans or if such notice cannot be delivered in compliance with clause (b) above, then, upon the expiration of the applicable Interest Period, (i) in the case of Eurodollar Rate Loans, such Eurodollar Rate Loans shall be automatically converted to Base Rate Loans with an aggregate principal amount equal to the aggregate principal amount of such Eurodollar Rate Loan on the date of such conversion and (ii) in the case of Australian Bill Rate Loans, such Australian Bill Rate Loans shall be automatically continued as an Australian Bill Rate Loan with (A) if such notice cannot be delivered in compliance with clause (b) above, an Interest Period of one month and (B) otherwise, the same Interest Period.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (d) At any time (i) after the occurrence and during the continuance of any Event of Default, the Administrative Agent may (and, upon the request of the Requisite Australian Dollar Lenders or upon the acceleration of the Australian Dollar Loans pursuant to Section 9.2 (Remedies), shall) and (ii) upon the replacement of any Australian Dollar Loan by a Base Rate Loan or a Loan made in Dollars pursuant to this Agreement the Administrative Agent shall demand that each Revolving Credit Lender pay to the Administrative Agent, for the account of the Australian Dollar Lenders, in the manner provided in clause (e) below, such Revolving Credit Lender's Ratable Portion of the Australian Dollar Outstandings at such time (or, in the case of a replacement of only some of the Australian Dollar Loans, the Australian Dollar Outstandings at such time relating to such Australian Dollar Loans), which demand shall be made through the Administrative Agent, shall be in writing and shall specify the outstanding principal amount and interest of Australian Dollar Loans demanded to be paid.

                  (e) Each demand referred to in clause (d) above shall be delivered to each Revolving Credit Lender (or, in cases where clause
         (d) above does not require a demand from the Borrower, a similar notice prepared by the Administrative Agent), together with a statement prepared by the Administrative Agent setting forth in reasonable detail the Australian Dollar Outstandings subject to such demand, and, whether or not the conditions set forth in Sections 3.2 (Conditions Precedent to Each Loan and Letter of Credit) and 2.1(a) (The Commitments) shall be satisfied (which conditions the Revolving Credit Lenders hereby irrevocably waive), each Revolving Credit Lender shall, before 11:00 a.m. (New York time) on the Business Day next succeeding the date of such Revolving Credit Lender's receipt of such demand, make available to the Administrative Agent, in immediately available Dollars for the account of the Australian Dollar Lenders, its Ratable Portion of the Australian Dollar Outstandings subject to such demand. Upon such payment by a Revolving Credit Lender, such Revolving Credit Lender shall, except as provided in clause (f) below, be deemed to have made a Revolving Dollar Loan to the Borrower owing such Australian Dollar Loans in the principal amount of such payment. The Administrative Agent shall forward such payments by the Revolving Credit Lenders (or cause such payments to be forwarded) to the Australian Dollar Lenders to repay the Australian Dollar Loans subject to such demand. To the extent that any Revolving Credit Lender fails to make such Ratable Portion available to the Administrative Agent for the account of the Australian Dollar Lender, the Borrower agrees to pay such Ratable Portion on demand in immediately available Dollars for the benefit of the Australian Dollar Lenders (as payment for the Australian Dollar Loans subject to such demand). As of the date of any such demand, the Australian Dollar Loans (together with any interest then accrued thereon) shall, immediately and without further action, become due and payable and, to the extent not otherwise repaid hereunder, the Borrowers agree, as a separate and independent obligation, to pay to the Australian Agent, for the account of any Australian Dollar Lender entitled thereto, any amounts to which any Australian Dollar Lender may be entitled to pursuant to Section 2.14(e) (Breakage Costs) or Section
         11.13 (Currency of Payment) and which shall not otherwise have been repaid by the Revolving Credit Lenders pursuant to this Section 2.11 (Conversion and Continuation).

                  (f) Upon the occurrence of an Event of Default under Section 9.1(f) (Events of Default), the Australian Dollar Outstandings shall (other than for purpose of Section 2.14(e) (Breakage Costs) and Section
         11.13 (Currency of Payment)) automatically, immediately, and without notice of any kind, convert to Loans and other

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         obligations made in Dollars and bearing interest at the rate applicable to Revolving Loans bearing interest based on the Base Rate, whereupon each Revolving Credit Lender shall acquire, without recourse or warranty, an undivided participation in each Australian Dollar Loan otherwise required to be repaid by such Revolving Credit Lender pursuant to clause (e) above, which participation shall be in a principal amount equal to such Revolving Credit Lender's Ratable Portion of the Australian Dollar Outstandings corresponding to such Australian Dollar Loan, by paying to the Administrative Agent for the benefit of the Australian Dollar Lenders on the date on which such Revolving Credit Lender would otherwise have been required to make a payment in respect of such Australian Dollar Loan pursuant to clause
         (e) above, in immediately available funds, an amount equal to such Revolving Credit Lender's Ratable Portion of the Australian Dollar Outstandings in respect of such Australian Dollar Loan. If all or part of such amount is not in fact made available by such Revolving Credit Lender to the Administrative Agent on such date, each Australian Dollar Revolving Lender shall be entitled to recover any such unpaid amount on demand from such Revolving Credit Lender together with interest accrued from such date at the Australian Short-Term Rate. As of the date of any such Event of Default under Section 9.1(f) (Events of Default), all Australian Dollar Loans and other Australian Dollar Outstandings shall, immediately and without further action, become due and payable and, to the extent not otherwise repaid hereunder, the Borrowers agree, as a separate and independent obligation, to pay to the Australian Agent, for the account of any Australian Dollar Lender entitled thereto, any amounts to which any Australian Dollar Lender may be entitled to pursuant to Section 2.14(e) (Breakage Costs) or Section 11.13 (Currency of Payment) and which shall not have otherwise been paid by the Revolving Credit Lenders pursuant to this Section 2.11 (Conversion and Continuation).

                  (g) From and after the date on which any Revolving Credit Lender (i) is deemed to have made a Revolving Loan pursuant to clause
         (e) above with respect to any Australian Dollar Loan or (ii) purchases an undivided participation interest in an Australian Dollar Loan pursuant to clause (f) above, the Administrative Agent, the Australian Agent and each Australian Dollar Lender shall promptly distribute to such Revolving Credit Lender such Revolving Credit Lender's Ratable Portion of all payments of principal amount and interest received by the Administrative Agent, the Australian Agent or such Australian Dollar Lender on account of such Australian Dollar Loan in excess of those received pursuant to clause (e) or (f) above.

                  SECTION 2.12 FEES

                  (a) Unused Commitment Fees. The Borrowers, jointly and severally, agree to pay in Dollars in immediately available funds to each Revolving Credit Lender a commitment fee on the actual daily amount, if any, by which the Revolving Credit Commitment of such Revolving Credit Lender exceeds its Ratable Portion of the sum of (i) the aggregate outstanding principal amount of the Revolving Dollar Loans and (ii) the outstanding amount of the aggregate Letter of Credit Obligations of the Borrowers (the "Unused Commitment Fee") from the date hereof through the Revolving Credit Termination Date at the Applicable Unused Commitment Fee Rate, payable in arrears (x) on the first Business Day of each calendar quarter, commencing on the first such Business Day following the Closing Date and (y) on the Revolving Credit Termination Date.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (b) Letter of Credit Fees. Each Borrower agrees to pay the following amounts with respect to Letters of Credit issued by any Issuer for the account of such Borrower:

                           (i) to the Administrative Agent for the account of each Issuer of any Letter of Credit, with respect to each such Letter of Credit issued by such Issuer, an issuance fee (A) with respect to Letters of Credit denominated in Australian Dollars, equal to 1/4 of 1% per annum of the daily maximum undrawn face amount of such Letter of Credit and payable in Australian Dollars in arrears and (B) otherwise, equal to 1/4 of 1% per annum of the Dollar Equivalent of the daily maximum undrawn face amount of such Letter of Credit and payable in Dollars in arrears, in each case (A) on the first Business Day of each calendar quarter, commencing on the first such Business Day following the issuance of such Letter of Credit and (B) on the Revolving Credit Termination Date;

                           (ii) to the Administrative Agent for the benefit of the Revolving Credit Lenders in accordance with their Ratable Portions thereof, with respect to each Letter of Credit, a fee accruing in Dollars at a rate per annum equal to the Applicable Margin for Revolving Loans that are Eurodollar Rate Loans on the Dollar Equivalent of the daily maximum undrawn face amount of such Letter of Credit, payable in arrears (A) on the first Business Day of each calendar quarter, commencing on the first such Business Day following the issuance of such Letter of Credit and (B) on the Revolving Credit Termination Date; provided, however, that during the continuance of an Event of Default, such fee shall be increased by two percent per annum (instead of, and not in addition to, any increase that could have occurred pursuant to Section 2.10(c) (Interest)) and shall be payable on demand; and

                           (iii) to the Issuer of any Letter of Credit, with respect to the issuance, amendment or transfer of each Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with such Issuer's standard schedule for such charges in effect at the time of issuance, amendment, transfer or drawing, as the case may be.

                  (c) Additional Fees. The Company has agreed to pay to the Administrative Agent, the Syndication Agent and the Arrangers additional fees, the amount and dates of payment of which are embodied in the Fee Letter.

                  SECTION 2.13 PAYMENTS AND COMPUTATIONS

                  (a) Each Borrower shall make each payment hereunder (including fees and expenses) not later than 11:00 a.m. (Local Time) on the day when due, in the currency specified herein or, if no such currency is specified, in Dollars, to the applicable Disbursement Agent at its address referred to in Section 11.8 (Notices, Etc.) in immediately available funds without set-off or counterclaim. Such Disbursement Agent shall promptly thereafter cause to be distributed immediately available funds relating to the payment of principal, interest or fees to the Lenders entitled thereto, in accordance with the application of payments set forth in clause (f) or (g) below, as applicable, for the account of their respective Applicable Lending Offices; provided, however, that amounts payable pursuant to Section 2.15 (Capital Adequacy), Section 2.16 (Taxes) or Section 2.14(c) or (d) (Special Provisions Governing External Rate Loans) shall be paid only to the affected Lender or Lenders and amounts payable with respect to Swing Loans

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         shall be paid only to the Swing Loan Lender. Payments received by the Disbursement Agent after 11:00 a.m. (Local Time) shall be deemed to be received on the next Business Day.

                  (b) All computations of interest and fees shall be made by the applicable Disbursement Agent on the basis of a year of 360 days (or, in the case of Base Rate Loans and Australian Dollar Loans, 365/6 days), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest and fees are payable. Each determination by the applicable Disbursement Agent of a rate of interest hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Each payment by a Borrower in respect of any Loan, Reimbursement Obligation (including interest or fees in respect thereof) or reimbursement of various costs and expenses shall be made in the currency in which such Loan was made, such Letter of Credit issued or such cost or expense was incurred.

                  (d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of any Fixed Rate Loan to be made in the next calendar month, such payment shall be made on the immediately preceding Business Day. All repayments of any Revolving Loans or Term Loans shall be applied as follows: first, to repay such Loans outstanding as Variable Rate Loans and then, to repay such Loans outstanding as Fixed Rate Loans, with those Fixed Rate Loans having earlier expiring Interest Periods being repaid prior to those having later expiring Interest Periods.

                  (e) Unless the applicable Disbursement Agent shall have received notice from the Company to the applicable Lenders prior to the date on which any payment is due by any Borrower hereunder that such Borrower will not make such payment in full, such Disbursement Agent may assume that such Borrower has made such payment in full to such Disbursement Agent on such date and such Disbursement Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that such Borrower shall not have made such payment in full to such Disbursement Agent, each Lender in the applicable Facility shall repay to the Disbursement Agent forthwith on demand such amount distributed to such Lender together with interest thereon (at the Interbank Rate for the first Business Day and thereafter, in respect of the Australian Dollar Loans, on each day at the maximum rate that could be applicable hereunder to Australian Dollar Loans on such day and, in respect of all other amounts, at the rate applicable to Base Rate Loans) for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the applicable Disbursement Agent.

                  (f) Except for payments and other amounts received by the applicable Disbursement Agent and applied in accordance with the provisions of clause (g) below (or required to be applied in accordance with Section 2.9(d) or (e) (Mandatory Prepayments)), all payments and any other amounts received by the Disbursement Agents from or for the benefit of any Borrower shall be applied as follows: first, to pay

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         principal of, and interest on, any portion of the Loans any Disbursement Agent may have advanced to such Borrower (or, if such Borrower is an Australian Borrower, to any Australian Borrower) pursuant to the express provisions of this Agreement on behalf of any Lender, for which such Disbursement Agent has not then been reimbursed by such Lender or any Borrower, second, to pay all other Obligations then due and payable by such Borrower (or, if such Borrower is an Australian Borrower, by any Australian Borrower) and third, as such Borrower so designates. Payments in respect of Swing Loans received by the Administrative Agent shall be distributed to the Swing Loan Lender, payments in respect of Australian Dollar Loans received by the Australian Agent shall be distributed to each Australian Dollar Lender in accordance with such Australian Dollar Lender's Australian Dollar Ratable Portion, payments in respect of Revolving Dollar Loans received by the Administrative Agent shall be distributed to each Revolving Credit Lender in accordance with such Revolving Credit Lender's Ratable Portion of the Revolving Dollar Loans, payments in respect of the Term Loans received by the Administrative Agent shall be distributed to each Term Loan Lender in accordance with such Lender's Ratable Portion of the Term Loans and all payments of fees and all other payments in respect of any other Obligation shall be allocated among such of the Lenders and Issuers as are entitled thereto and, subject to clause (h) below for such payments allocated to the Lenders in any or all of the Facilities, in proportion to their respective applicable Ratable Portions in such Facilities or, as the case may be, in proportion to their respective applicable Australian Dollar Ratable Portions.

                  (g) Each Borrower hereby irrevocably waives the right to direct the application of any and all payments in respect of the Secured Obligations and any proceeds of Collateral after the occurrence and during the continuance of an Event of Default and agrees that, notwithstanding the provisions of Section 2.9(d) (Mandatory Prepayments) and clause (f) above, each Disbursement Agent and the Australian Collateral Trustee may, and, upon either (A) the written direction of the Requisite Lenders or (B) the acceleration of the Obligations pursuant to Section 9.2 (Remedies), shall, apply all payments in respect of any Secured Obligation and all funds on deposit in any Cash Collateral Account and all other proceeds of Collateral of such Borrower in the following order:

                           First, to pay Secured Obligations in respect of any expense reimbursements or indemnities and Cash Management Obligations then due by such Borrower (or, if such Borrower is an Australian Borrower, by any Australian Borrower) to any Disbursement Agent or the Australian Collateral Trustee;

                           Second, to pay Secured Obligations in respect of any expense reimbursements or indemnities and Cash Management Obligations then due by such Borrower (or, if such Borrower is an Australian Borrower, by any Australian Borrower) to the Lenders and the Issuers;

                           Third, to pay Secured Obligations in respect of any fees then due by such Borrower (or, if such Borrower is an Australian Borrower, by any Australian Borrower) to any Disbursement Agent, the Australian Collateral Trustee the Lenders and the Issuers;

                           Fourth, to pay interest then due and payable in respect of the Loans owing by such Borrower (or, if such Borrower is an Australian Borrower, by any

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         Australian Borrower) and in respect of Reimbursement Obligations of such Borrower (or, if such Borrower is an Australian Borrower, of any Australian Borrower);

                           Fifth, to pay or prepay principal amounts on the Loans owing by such Borrower (or, if such Borrower is an Australian Borrower, by any Australian Borrower) and Reimbursement Obligations of such Borrower (or, if such Borrower is an Australian Borrower, of any Australian Borrower) and to provide cash collateral for Letter of Credit Undrawn Amounts of such Borrower (or, if such Borrower is an Australian Borrower, of any Australian Borrower) in the manner described in Section 9.3 (Actions in Respect of Letters of Credit), ratably to the aggregate principal amount of such Loans, Reimbursement Obligations and Letter of Credit Undrawn Amounts, and Secured Obligations owing by such Borrower (or, if such Borrower is an Australian Borrower, by any Australian Borrower) with respect to Hedging Contracts; and

                           Sixth, to the ratable payment of all other Secured Obligations owing by such Borrower (or, if such Borrower is an Australian Borrower, by any Australian Borrower);

         provided, however, that if sufficient funds are not available to fund all payments to be made in respect of any Secured Obligation described in any of clauses first, second, third, fourth, fifth and sixth above, the available funds being applied with respect to any such Secured Obligation (unless otherwise specified in such clause) shall be allocated to the payment of such Secured Obligations pro rata, based on the proportion of the Administrative Agent's, the Australian Agent's, the Australian Collateral Trustee's and each Lender's, Issuer's or other Secured Party's interest in the aggregate outstanding Secured Obligations described in such clauses; provided, however, that payments that would otherwise be allocated to the Revolving Credit Lenders shall be allocated first to pay Protective Advances and Swing Loans pro rata and then to Revolving Loans outstanding. The order of priority set forth in the last proviso of the preceding sentence may at any time and from time to time be changed by the agreement of the Requisite Revolving Credit Lenders, the Swing Loan Lender and the Administrative Agent, without necessity of notice or consent or approval by any Borrower, any other Secured Party or Person. The order of priority set forth in clauses first, second, third, fourth, fifth and sixth above may at any time and from time to time be changed by the agreement of the Requisite Term Loan Lenders and Requisite Revolving Credit Lenders without necessity of notice to or consent of or approval by any Borrower, any Secured Party that is not a Lender or Issuer or by any other Person that is not a Lender or Issuer. The order of priority set forth in clauses first, second and third above may be changed only with the prior written consent of the Administrative Agent, the Australian Collateral Trustee and the Australian Agent in addition to that of the Requisite Term Loan Lenders and Requisite Revolving Credit Lenders.

                  (h) The Administrative Agent reserves the right to apply against the repayment of any Obligations under the Revolving Credit Facility owing in any currency, any repayment and other amounts that may be applied in accordance with other provisions of this Agreement to repay such Obligations, regardless of the currency in which such repayments and amounts were received or are held.

                  (i) At the option of the Administrative Agent, principal on the Swing Loans owing by any Borrower, Reimbursement Obligations of any Borrower, interest, fees,

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         expenses and other sums due and payable in respect of the Loans of any Borrower and Protective Advances allocated to any Borrower may be paid from the proceeds of Swing Loans or Revolving Loans made to such Borrower. Each Borrower hereby authorizes the Swing Loan Lender to make such Swing Loans pursuant to Section 2.3(a) (Swing Loans) and the Revolving Credit Lenders to make such Revolving Loans pursuant to
         Section 2.2(a) (Borrowing Procedures) in the amounts of any and all principal payable by such Borrower with respect to the Swing Loans, Reimbursement Obligations, interest, fees, expenses and other sums payable by such Borrower in respect of the Loans and Protective Advances allocated to such Borrower, and further authorizes the Administrative Agent to prepare and give to the Revolving Credit Lenders Swing Loan Requests and Notices of Borrowing with respect to such Swing Loans and Revolving Loans and to distribute the proceeds of such Swing Loans and Revolving Loans to pay such amounts. Each Borrower agrees that all such Swing Loans and Revolving Loans so made shall be deemed to have been requested by it (irrespective of the satisfaction of the conditions set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit), which conditions the Lenders irrevocably waive) and directs that all proceeds thereof shall be used to pay such amounts.

                  SECTION 2.14 SPECIAL PROVISIONS GOVERNING EXTERNAL RATE LOANS

                  (a) Determination of External Rate

                  Each External Rate for each applicable period of determination shall be determined by the applicable Disbursement Agent pursuant to the procedures set forth in the definition of "Eurodollar Rate", "Australian Bill Rate" and "Australian Short-Term Rate", as the case may be, and the definition of "Reference Screen". The Disbursement Agent shall notify the Company of such determination, and such Disbursement Agent's determination shall be presumed to be correct absent manifest error and shall be binding on each Borrower.

                  (b) External Rate Unascertainable, Inadequate or Unfair

                  In the event that (i) the applicable Disbursement Agent determines that adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the External Rate then being determined is to be fixed or (ii) the Requisite Lenders or Requisite Australian Dollar Lenders, as the case may be, notify the Disbursement Agent for the applicable Facility that the External Rate for any applicable determination period in such Facility will not adequately reflect the cost to the Lenders in such Facility of making or maintaining such Loans in the applicable currency for such Interest Period or Borrowing, such Disbursement Agent shall forthwith so notify the Company and such Lenders, whereupon each such External Rate Loan shall automatically, on the date of such determination (or, in the case of a Fixed Rate Loan, on the last day of the current Interest Period therefor) convert into (or, in the case of an Australian Dollar Loan, be replaced by, in accordance with Section 2.11(d) (Conversion and Continuation)) a Base Rate Loan denominated in Dollars with an aggregate principal amount equal to the aggregate principal amount of such Loan and the obligations of such Lenders to make such External Rate Loans or, if applicable, to convert the applicable Variable Rate Loans into such External Rate Loans shall be suspended until such Disbursement Agent shall notify the Company that the Requisite Lenders have determined that the circumstances causing such suspension no longer exist.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (c) Increased Costs

                  If at any time any Lender determines that the introduction of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order (other than any change by way of imposition or increase of reserve requirements included in determining an External Rate) or the compliance by such Lender with any guideline, request or directive from any central bank or other Governmental Authority (whether or not having the force of law) (each a "Change of Law"), shall have the effect of increasing the cost to such Lender of agreeing to make or making, funding or maintaining any External Rate Loan to any Borrower, then such Borrower shall from time to time upon demand by such Lender (with a copy of such demand to the applicable Disbursement Agent), pay to such Disbursement Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to such Borrower and the applicable Disbursement Agent by such Lender and showing in reasonable detail the calculation thereof, shall be conclusive and binding for all purposes, absent manifest error; provided, however, that (i) notwithstanding the foregoing, no Borrower shall be required to compensate any Lender or Issuer for any increased cost incurred more than 180 days prior to the delivery of such certificate (such period to be extended in the case of increased costs caused by a Change of Law with retroactive effect to include the period of retroactive effect of such Change of Law) and (ii) failure or delay on the part of any Lender or Issuer to deliver such certificate shall not constitute a waiver of such Lender or Issuer's right to demand compensation pursuant to this clause
(c).

                  (d) Illegality

                  Notwithstanding any other provision of this Agreement, if any Lender determines that the introduction of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order after the date of this Agreement shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender or its Applicable Lending Office to make External Rate Loans in any currency or to continue to fund or maintain External Rate Loans in any currency to any Borrower, then, on notice thereof and demand therefor by such Lender to such Borrower through the applicable Disbursement Agent, (i) the obligation of such Lender to make or, if applicable, to continue such External Rate Loans in such currency to such Borrower and, if applicable, to convert Variable Rate Loans of such Borrower into such External Rate Loans in such currency shall be suspended, and each such Lender shall make a Base Rate Loan in Dollars as part of any requested Borrowing of such External Rate Loans in such currency by such Borrower and (ii) if such External Rate Loans in such currency are then outstanding, such Borrower shall (A) in the case of Eurodollar Rate Loans, immediately convert each such affected Eurodollar Rate Loan into a Base Rate Loan in an aggregate principal amount equal to the aggregate principal amount of such Eurodollar Rate Loan on the date of such conversion and (B) in the case of an Australian Dollar Loan, immediately pay such Australian Dollar Loan, together with interest accrued thereon. If, at any time after a Lender gives notice under this Section 2.14(d) in respect of External Rate Loans in any currency, such Lender determines that it may lawfully make to such Borrower such External Rate Loans in such currency, such Lender shall promptly give notice of that determination to such Borrower and the applicable Disbursement Agent, and such Disbursement Agent shall promptly transmit the notice to each other Lender. Such Borrower's right to request, and such Lender's obligation, if any, to make to such Borrower such External Rate Loans in such currency shall thereupon be restored.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (e) Breakage Costs

                  In addition to all amounts required to be paid by the Borrowers pursuant to Section 2.10 (Interest), each Borrower shall compensate each Lender, upon demand, for all losses, expenses and liabilities (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Lender's Fixed Rate Loans to such Borrower (whether or not due to any variation in the applicable Fixed Rate) but excluding any loss of the Applicable Margin on the relevant Loans) that such Lender may sustain (i) if for any reason (other than principally by reason of such Lender being a Non-Funding Lender) a proposed Borrowing by such Borrower of, conversion into or continuation of, such Fixed Rate Loans by such Borrower does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion or Continuation given by such Borrower or in a telephonic request by it for borrowing or conversion or continuation or a successive Interest Period does not commence after notice therefor is given pursuant to Section 2.11 (Conversion and Continuation), (ii) if for any reason any Fixed Rate Loan of such Borrower is prepaid (including mandatorily pursuant to Section 2.9 (Mandatory Prepayments)) on a date that is not the last day of the applicable Interest Period, (iii) as a consequence of a required conversion to, or replacement by, a Base Rate Loan in Dollars of a Fixed Rate Loan of such Borrower as a result of any of the events indicated in clause (d) above or (iv) as a consequence of any failure by such Borrower to repay Fixed Rate Loans when required by the terms hereof. The Lender making demand for such compensation shall deliver to such Borrower concurrently with such demand a written certificate as to such losses, expenses and liabilities, showing in reasonable details the calculation thereof, and this statement shall be conclusive as to the amount of compensation due to such Lender, absent manifest error.

                  SECTION 2.15 CAPITAL ADEQUACY

                  If at any time any Lender determines that (a) the adoption of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order after the date of this Agreement regarding capital adequacy, (b) compliance with any such law, treaty, rule, regulation or order or
(c) compliance with any guideline or request or directive from any central bank or other Governmental Authority (whether or not having the force of law) shall have the effect of reducing the rate of return on such Lender's (or any corporation controlling such Lender's) capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change, compliance or interpretation, then, upon demand from time to time by such Lender (with a copy of such demand to the applicable Disbursement Agent), each Borrower agrees to pay to the applicable Disbursement Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such reduction. A certificate as to such amounts submitted to the Company and the Administrative Agent by such Lender shall be conclusive and binding for all purposes absent manifest error.

                  SECTION 2.16 TAXES

                  (a) Any and all payments by any Loan Party under each Loan Document shall be made free and clear of and without deduction for any and all present or future taxes (including GST), levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender, Issuer and each Agent,
         (i) taxes measured by its net income, and franchise taxes imposed on it, by (A) the jurisdiction (or any political subdivision thereof) under the laws of which such Lender,

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         Issuer or Disbursement Agent (as the case may be) is organized or (B) Australia by virtue of its having a permanent establishment in Australia to which income under this Agreement is attributable or by virtue of its Applicable Lending Office being located in Australia,
         (ii) any United States withholding taxes payable with respect to payments under the Loan Documents under laws (including any statute, treaty or regulation) in effect on the Closing Date (or, in the case of an Eligible Assignee, the date of the Assignment and Acceptance) and applicable to such Lender, Issuer or Disbursement Agent, as the case may be, but not excluding any United States withholding taxes payable as a result of any change in such laws occurring after the Closing Date (or the date of such Assignment and Acceptance), (iii) taxes measured by such Lender's, Issuer's or Agent's net income and franchise taxes imposed on it as a result of a present or former connection between such Lender, Issuer or Agent and the jurisdiction of the Governmental Authority imposing such tax or any taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Taxes shall be required by law to be deducted from or in respect of any sum payable under any Loan Document to any Lender, Issuer or Agent (w) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.16) such Lender, Issuer or Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, provided, however, that no such increase shall be made pursuant to this clause (w) to any sum payable to any Lender that (1) is an Associate of any Australian Borrower to the extent the corresponding required deduction is due to Australian Withholding Tax and occurs as a result of such Lender being an Associate of any Australian Borrower or (2) has failed to comply with the provisions of clause (f), (g) or (i) of this
         Section 2.16 and such deduction would not have occurred but for such failure to comply, (x) the relevant Loan Party shall make such deductions, (y) the relevant Loan Party shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law and (z) the relevant Loan Party shall deliver to the applicable Disbursement Agent evidence of such payment.

                  (b) In addition, each Loan Party agrees to pay any present or future stamp or documentary taxes (including Australian stamp duty) or any other excise or property taxes, charges or similar levies of the United States or any political subdivision thereof or any applicable foreign jurisdiction, and all liabilities with respect thereto, in each case arising from any payment made under any Loan Document or from the execution, delivery or registration of, or otherwise with respect to, any Loan Document (collectively, "Other Taxes"). Each Loan Party authorizes the Administrative Agent, Australian Agent and Australian Collateral Trustee to pay such Other Taxes in the name of such Loan Party and, for such purpose, to submit a Notice of Borrowing for Revolving Credit Loans in the currency such Other Taxes are owed (or, if not available, in Dollars) (i) after the occurrence of any Event of Default and in respect of any event occurring on the Closing Date and
         (ii) otherwise, with the consent of such Loan Party, in the name of the Loan Party owing such Other Taxes and in an aggregate principal amount not to exceed all amounts owing in respect of such Other Taxes. If such a Notice of Borrowing is prepared by any such Agent, the Revolving Credit Borrowing corresponding thereto shall be made without regard to the conditions precedent set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) and the proceeds thereof shall be disbursed to the Disbursement Agent requesting such Borrowing in the name of the

         Borrower and shall be used by such Agent solely to pay such Other Taxes (any excess thereof to be used to repay such Borrowing). The Administrative Agent may also make Swing Loans and Protective Advances to pay such Other Taxes in the name of such Loan Party, and each of the Administrative Agent, the Australian Agent and the Australian Collateral Trustee may also pay such Other Taxes and seek separate reimbursement of such Other Taxes hereunder as a Secured Obligation.

                  (c) Each Loan Party shall, jointly and severally, indemnify each Lender, Issuer and Agent for the full amount of Taxes and Other Taxes (including any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.16) paid by such Lender, Issuer or Disbursement Agent (as the case may be) and any liability (including for penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Lender, Issuer or Agent (as the case may be) makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes or Other Taxes by any Loan Party, the Company shall furnish to the applicable Disbursement Agent, at its address referred to in Section
         11.8 (Notices, Etc.), the original or a certified copy of a receipt evidencing payment thereof.

                  (e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under the Guaranties, the agreements and obligations of such Loan Party contained in this Section 2.16 shall survive the payment in full of the Obligations.

                  (f) Prior to the Closing Date in the case of each Non-U.S. Lender that is a signatory hereto, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Non-U.S. Lender and from time to time thereafter if requested by the Company or the Administrative Agent, each Non-U.S. Lender that is entitled at such time to an exemption from United States withholding tax, or that is subject to such tax at a reduced rate under an applicable tax treaty, shall provide the Administrative Agent and the Company with two completed originals of each of the following: (i) Form W-8ECI (claiming exemption from withholding because the income is effectively connected with a U.S. trade or business) or any successor form, (ii) Form W-8BEN (claiming exemption from, or a reduction of, withholding tax under an income tax treaty) or any successor form,
         (iii) in the case of a Non-U.S. Lender claiming exemption under Sections 871(h) or 881(c) of the Code, a Form W-8BEN (claiming exemption from withholding under the portfolio interest exemption) or any successor form or (iv) any other applicable form, certificate or document prescribed by the IRS certifying as to such Non-U.S. Lender's entitlement to such exemption from United States withholding tax or reduced rate with respect to all payments to be made to such Non-U.S. Lender under the Loan Documents. Unless the Company and the Administrative Agent have received forms or other documents satisfactory to them indicating that payments under any Loan Document to or for a Non-U.S. Lender are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Loan Parties and the Administrative Agent shall withhold amounts required to be withheld by applicable Requirements of Law from such payments at the applicable statutory rate.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (g) Prior to the Closing Date in the case of each Lender that is a signatory hereto, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender and from time to time thereafter if requested by the Company or any Disbursement Agent, each Lender (other than an Australian Bank) shall, to the extent such Lender is lawfully able to so, deliver to the Company duly completed and executed forms and other documents, a blank copy of which shall have been furnished to such Lender by the Company, and which are required in Australia, under applicable Requirements of Law, to be completed in order to obtain an exemption from, or reduced rate of, deduction, payment or withholding of Taxes to which such Lender is entitled under applicable Requirements of Law.

                  (h) No Loan Party shall be required to indemnify any Lender or Disbursement Agent under this Section 2.16 for any additional Taxes to the extent that such Taxes or portion thereof would not have been withheld but for the fact that the representation and warranty in clause (l)(i) below is incorrect with respect to such Lender on the date it was made or the failure of such Lender or Disbursement Agent, as the case may be, to comply with the provisions of clause (f), (g) or
         (i) of this Section 2.16.

                  (i) Any Lender claiming any additional amounts payable pursuant to this Section 2.16 shall use its reasonable best efforts (consistent with its internal policy and any Requirement of Law) to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that would be payable or may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

                  (j) Each Lender, Issuer and Agent agrees that, in the absence of any Event of Default, to the extent no Obligations are then due and payable by any Borrower and subject to the provisions of Section 11.7 (Sharing of Payments, Etc.), if and to the extent that any Borrower pays any amount under this Section 2.16 in excess of its Obligations due and payable at such time (including any gross-up therefor for any Taxes the Borrowers have agreed to pay hereunder) and such Lender, Issuer or Agent receives and retains the benefit of a refund of, or tax credit attributable to, all or portion of such excess amount, such Lender, Issuer or Agent shall pay to such Borrower an amount equal to such refund or credit so as to leave such Lender, Issuer or Agent and the other Secured Parties hereunder, after such payment, in no better or worse position that each would have been in if payment of the relevant additional amount had not been made.

                  (k) Each of the Syndication Agent and the Administrative Agent represents and warrants on the Closing Date, for the sole benefit of the Australian Borrowers, severally and not jointly as follows:

                           (i) it, together with certain of its Affiliates, has conducted a syndication of the Facilities as described fully in the Commitment Letter, dated May 20, 2002, between Acquisition Co., the Administrative Agent, the Syndication Agent and certain Affiliates thereof, and in the related engagement letter dated as of such date;

                           (ii) it has made offers for the sale of Australian Debentures to at least 10 Persons which, to its knowledge, were not Associates of each other, the Syndication Agent, the Australian Agent, the Administrative Agent or the Australian Collateral Trustee, each of whom, to its knowledge, carries on the business of providing

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         finance or investing or dealing in securities in the course or operating in financial markets for the purposes of Section 128F(3)(a)(i) of the Australian Tax Act; provided, however, that any of the Syndication Agent, Administrative Agent, Australian Agent and Australian Collateral Trustee may have received offers made in accordance herewith; and

                           (iii) it has obtained representations and warranties from each Lender pursuant to clause (l) below that such Lender is not, on the date of such representation and warranty, an Associate of any Loan Party.

                  (l) Each Lender and Issuer represents and warrants on the Closing Date (or on the date it becomes a Lender or Issuer pursuant to Section 11.2 (Assignments and Participations), for the benefit of the Borrowers, the Administrative Agent and the Syndication Agent, that (i) it is not an Associate of any Loan Party for purposes of Section 128F(9) of the Australian Tax Act and (ii) an offer was made to it by the Administrative Agent or the Syndication Agent to participate in the Facilities and that such Lender is carrying on the business of providing finance, or investing or dealing in securities, in the course of operating in financial markets.

                  (m) Each of the Syndication Agent, the Administrative Agent, each Lender and Issuer acknowledges and agrees, for the sole benefit of the Australian Borrowers, and jointly but not severally undertakes, that it shall use commercially reasonable efforts to assist the Australian Borrower, at such Australian Borrower's sole cost and expense, to obtain information necessary (and not reasonably feasible for such Australian Borrower to obtain independently) to demonstrate that the "public offer" test under and as defined in Section 128F of the Australian Tax Act has been satisfied in relation to the Australian Debentures or that interest payable under the Australian Debentures is otherwise exempt from Australian Withholding Tax; provided, however, that any failure on the part of any Lender to provide such information pursuant to this clause (m) shall not result in any liability on the part of such Lender.

                  SECTION 2.17 SUBSTITUTION OF LENDERS

                  (a) In the event that (i)(A) any Lender makes a claim under
         Section 2.14(c) (Increased Costs) or 2.15 (Capital Adequacy), (B) it becomes illegal for any Lender to continue to fund or make any External Rate Loan and such Lender notifies the Company pursuant to Section 2.14(d) (Illegality), (C) any Loan Party is required to make any payment pursuant to Section 2.16 (Taxes) that is attributable to a particular Lender or (D) any Lender becomes a Non-Funding Lender, (ii) in the case of clause (i)(A) above, as a consequence of increased costs in respect of which such claim is made, the effective rate of interest payable to such Lender under this Agreement with respect to its Loans materially exceeds the effective average annual rate of interest payable to the Requisite Lenders under this Agreement and (iii) in the case of clause (i)(A), (B) and (C) above, Lenders holding at least 75% of the Revolving Credit Commitments and Lenders holding at least 75% of the Term Loans are not subject to such increased costs or illegality, payment or proceedings (any such Lender, an "Affected Lender"), the Company may substitute a Lender and, if reasonably acceptable to the Administrative Agent, any other Eligible Assignee (a "Substitute Institution") for such Affected Lender hereunder, after delivery of a written notice (a "Substitution Notice") by the Company to the Administrative Agent and the Affected Lender within a reasonable time (in any case not to exceed 90 days) following the occurrence of any of the events described in clause (i)

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         above that the Company intends to make such substitution; provided, however, that, if more than one Lender claims increased costs, illegality or right to payment arising from the same act or condition and such claims are received by the Company within 30 days of each other, then the Company may substitute all, but not (except to the extent the Company has already substituted one of such Affected Lenders before the Company's receipt of the other Affected Lenders' claim) less than all, Lenders making such claims.

                  (b) If the Substitution Notice was properly issued under this
         Section 2.17, (x) the Affected Lender shall sell, and the Substitute Institution shall purchase, all rights and claims of such Affected Lender under the Loan Documents (other than, except as provided below, the Australian Dollar Sublimit of such Affected Lender then in effect) and the Substitute Institution shall assume, and the Affected Lender shall be relieved of, the Affected Lender's Revolving Credit Commitments, and all other prior unperformed obligations of the Affected Lender under the Loan Documents (other than in respect of any damages (other than exemplary or punitive damages, to the extent permitted by applicable law) in respect of any such unperformed obligations and other than, except as provided below, in respect of the Australian Dollar Sublimit (if any) of the Affected Lender) and (y) the Affected Lender shall be relieved of the Affected Lender's Australian Dollar Sublimit and all other prior unperformed obligations of the Affected Lender relating thereto under the Loan Documents (other than in respect of any damages (other than exemplary or punitive damages, to the extent permitted by applicable law) in respect of any such unperformed obligations). Such purchase and sale (and the corresponding assignment of all rights and claims hereunder) shall be effective on (and not earlier than) the later of (i) the receipt by the Affected Lender of the payment in full in cash of any Obligation owing to it (including its Ratable Portion of the Revolving Credit Outstandings),
         (ii) the receipt by the Administrative Agent of an agreement in form and substance satisfactory to it and the Company whereby the Substitute Institution shall agree to be bound by the terms hereof and (iii) the payment in full to the Affected Lender in cash of all fees, unreimbursed costs and expenses and indemnities accrued and unpaid through such effective date. Upon the effectiveness of such sale, purchase and assumption, the Substitute Institution shall become a "Lender" hereunder for all purposes of this Agreement and, if applicable, having a Revolving Credit Commitment in the amount of such Affected Lender's Revolving Credit Commitment assumed by it (and, to the extent expressly assumed by such Substitute Institution and to the extent such Substitute Institution shall be (after becoming a Revolving Credit Lender) an Australian Dollar Lender hereunder, an Australian Dollar Sublimit in the amount of such Affected Lender's Australian Dollar Sublimit then in effect) and such Revolving Credit Commitment and the Australian Dollar Sublimit of the Affected Lender shall be terminated; provided, however, that all indemnities under the Loan Documents shall continue in favor of such Affected Lender. If such Affected Lender was an Australian Dollar Lender and the Substitute Institution does not assume the Australian Dollar Sublimit of the Affected Lender, the Affected Lender's Australian Dollar Ratable Portion of the Australian Dollar Outstandings shall be replaced by, in accordance with Section 2.11(d) (Conversion and Continuation), Base Rate Loans made in Dollars as provided in Section 2.11 (Conversion and Continuation) and the proceeds of the Revolving Dollar Loans made to effect such conversion shall be given in their entirety to the Affected Lender and not, as may be otherwise provided hereunder, to the Australian Dollar Lenders according to their Australian Dollar Ratable Portions.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (c) Each Lender agrees that, if it becomes an Affected Lender and its rights and claims are assigned hereunder to a Substitute Institution pursuant to this Section 2.17, it shall execute and deliver to the Administrative Agent an Assignment and Acceptance to evidence such assignment, together with any Note (if such Loans are evidenced by a Note) evidencing the Loans subject to such Assignment and Acceptance; provided, however, that the failure of any Affected Lender to execute an Assignment and Acceptance shall not render such assignment invalid.

                                   ARTICLE III

                    CONDITIONS TO LOANS AND LETTERS OF CREDIT

                  SECTION 3.1 CONDITIONS PRECEDENT TO INITIAL LOANS AND LETTERS OF CREDIT

                  The obligation of each Lender to make the Loans requested to be made by it on the Closing Date and the obligation of each Issuer to Issue Letters of Credit on the Closing Date is subject to the satisfaction or due waiver in accordance with Section 11.1 (Amendments, Waivers, Etc.) of each of the following conditions precedent:

                  (a) Certain Documents. The Administrative Agent shall have received on or prior to the Closing Date (and, to the extent any Borrowing of any Fixed Rate Loans is requested to be made on the Closing Date, in respect of the Notice of Borrowing for such Fixed Rate Loans, at least two Business Days prior to the Closing Date) each of the following, each dated the Closing Date unless otherwise indicated or agreed to by the Administrative Agent, in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

                           (i) this Agreement, duly executed and delivered by each Borrower and, for the account of each Lender requesting the same, a Note or Notes of each applicable Borrower conforming to the requirements set forth herein;

                           (ii) (A) the Domestic Guaranty, duly executed by Holdings and each Subsidiary of the Company that is a Domestic Subsidiary and (B) the Non-U.S. Guaranty, duly executed by each other Subsidiary of the Company;

                           (iii) the Pledge and Security Agreement, duly executed by Holdings, the Company and each Domestic Subsidiary Guarantor, together with each of the following:

                                    (A) evidence satisfactory to the
                  Administrative Agent that, upon the filing and recording of instruments delivered at the Closing, the Administrative Agent (for the benefit of the Secured Parties) shall have a valid and perfected first priority security interest in the Collateral covered by the Pledge and Security Agreement, including (x) such documents duly executed by each Loan Party as the Administrative Agent may request with respect to the perfection of its security interests in such Collateral (including financing statements under the UCC, patent, trademark and copyright security agreements suitable for filing with the Patent and Trademark Office or the Copyright Office,

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  as the case may be, and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens created by the Pledge and Security Agreement) and (y) copies of UCC search reports as of a recent date listing all effective financing statements that name any Loan Party (other than the Australian Loan Parties) or the Seller as debtor, together with copies of such financing statements, none of which shall cover the Collateral, except for those that shall be terminated on the Closing Date or are otherwise permitted hereunder;

                                    (B) all certificates and instruments
                  representing all of the Pledged Certificates being pledged pursuant to such Pledge and Security Agreement and stock powers for such share certificates and Instruments executed in blank; and

                                    (C) all instruments representing Pledged
                  Instruments being pledged pursuant to such Pledge and Security Agreement (including the Australian Intercompany Credit Agreement) duly endorsed in favor of the Administrative Agent or in blank; and

                                    (D) Control Account Agreements from (1) all
                  securities intermediaries with respect to all Securities Accounts and securities entitlements of each Borrower and each Guarantor and (2) all futures commission agents and clearing houses with respect to all commodities contracts and commodities accounts held by each Borrower and each Guarantor;

                           (iv) Aircraft Security Documents for the aircraft owned by Monfort International Sales Corporation and any other aircraft owned by any Loan Party, each in form and substance satisfactory to the Administrative Agent;

                           (v) U.S. Mortgages for all of the Real Properties of the Loan Parties located in the United States and identified on Part I (Owned Properties) of Schedule 4.20 (Real Property) (except as may be agreed to by the Administrative Agent), together with all U.S. Mortgage Supporting Documents relating thereto;

                           (vi) each Australian Share Mortgage, duly executed by the Australian Subsidiary listed therein as party thereto;

                           (vii) each Australian Charge, duly executed by the Australian Subsidiary listed therein as party thereto;

                           (viii) the Australian Security Trust Deed, duly executed by each Loan Party listed herein as party thereto;

                           (ix) Australian Mortgages for all of the Real Properties of the Loan Parties located in Australia and identified on
         Schedule 4.20 (Real Property) (except as may be agreed to by the Administrative Agent) duly executed by the Australian Subsidiary owning the Real Property subject thereto, together with each Australian Mortgage Supporting Document relating thereto;

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                           (x) Appropriate, duly executed Australian registration forms and statutory declaration and a multi-jurisdictional mortgage statement from a director or secretary of each Australian Subsidiary setting out the value and location of the assets of such Company appropriate for use to determine Australian stamp duty;

                           (xi) the Mexican Stock Pledge, duly executed by the Company, Swift Beef Company, a Delaware corporation, and any Subsidiary of the Company organized and existing under the laws of Mexico, together with certificates representing all of the Stock of such Subsidiaries and stock powers duly executed in blank by the Company;

                           (xii) each Japanese Stock Pledge, duly executed by the Company and any Subsidiary of the Company organized and existing under the laws of Japan, together with certificates representing all of the Stock of such Subsidiaries and stock powers duly executed in blank by the Company;

                           (xiii) an executed statement of funds flow authorizing the flow of funds necessary to consummate the Transactions (the "Sources and Uses Statement") together with appropriate Notices of Borrowing and Letters of Credit Requests for any Loans or Letters of Credit requested to be made on the Closing Date;

                           (xiv) a favorable opinion of (A) Vinson & Elkins L.L.P., counsel to the Loan Parties, in substantially the form of Exhibit G-1 (Form of Opinion of U.S. Counsel for the Loan Parties), (B) Mallesons Stephen Jaques, counsel to the Loan Parties in Australia, in substantially the form of Exhibit G-2 (Form of Opinion of Australian Counsel for the Loan Parties), (C) counsel to the Loan Parties in Mexico, Japan, Delaware, Colorado and Utah, in each case addressed to the Administrative Agent and the Lenders and addressing such other matters as any Lender through the Administrative Agent may reasonably request and (D) counsel to the Administrative Agent as to the enforceability of this Agreement and the other Loan Documents to be executed on the Closing Date;

                           (xv) a copy of each Related Document (including a certificate from each party to the Acquisition Agreement that, subject only to the funding of the initial Loan hereunder, such party is prepared to consummate the Transactions, which certificate shall be made for the benefit of the Administrative Agent (and its counsel) and the Lenders and Issuers hereunder) and each Disclosure Document certified as being complete and correct by a Responsible Officer of the Company;

                           (xvi) a copy of the articles or certificate of incorporation (or equivalent Constituent Document) of each Loan Party, and (A) in the case of the Company, Holdings or a Domestic Subsidiary certified as of a recent date by the Secretary of State of the state of organization of such Loan Party and (B) otherwise, certified by a Responsible Officer of such Loan Party, in each case together with, if applicable in the relevant jurisdiction, certificates of such Person attesting to the good standing of each such Loan Party;

                           (xvii) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (A) the names and true signatures of each officer of such Loan Party that has been authorized to execute and deliver any Loan Document or other document required hereunder to be executed and delivered by or on behalf of such Loan

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         Party, (B) the by-laws (or equivalent Constituent Document) of such Loan Party as in effect on the date of such certification, (C) the resolutions of such Loan Party's Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and acknowledging that such Loan Documents will benefit such Loan Party and (D) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) of such Loan Party from the certificate of incorporation (or equivalent Constituent Document) delivered pursuant to clause (xvi) above;

                           (xviii) at the Company's option, (A) a certificate of a Responsible Officer of each Borrower, stating that such Borrower is Solvent after giving effect to the initial Loans and Letters of Credit, the application of the proceeds thereof in accordance with Section 7.9 (Use of Proceeds; Ranking) and the payment of all estimated legal, accounting and other fees related hereto and thereto or (B) a solvency opinion from an independent financial consultant reasonably acceptable to the Administrative Agent and the Syndication Agent, together with such other evidence reasonably requested by the Administrative Agent, confirming the solvency of each of Holdings and the Company after giving effect to the Transactions;

                           (xix) a certificate of a Responsible Officer of each Borrower to the effect that (A) the condition set forth in Section 3.2(b) (Conditions Precedent to Each Loan and Letter of Credit) has been satisfied and (B) no litigation not listed on Schedule 4.7 (Litigation) shall have been commenced against any Loan Party or any of its Subsidiaries that would have a Material Adverse Effect;

                           (xx) powers of attorney of each Mexican Subsidiary notarized by a Mexican notary public (including authority for actos de administracion and suscripcion de titulos de credito), authorizing the making and performance by it of the Non-U.S. Guaranty;

                           (xxi) (i) An letter duly executed and delivered by the Process Agent dated on or prior to the date hereof pursuant to which it accepts its appointment as Process Agent hereunder and under the Guaranties and (ii) a notarized power of attorney of each Mexican Subsidiary appointing such Process Agent pursuant to Mexican law;

                           (xxii) evidence satisfactory to the Administrative Agent that the insurance policies required by Section 7.5 (Maintenance of Insurance) and any Collateral Document are in full force and effect, together with, unless otherwise agreed by the Administrative Agent, endorsements naming the Administrative Agent, on behalf of the Secured Parties, as an additional insured or loss payee under all insurance policies to be maintained with respect to the properties of Holdings, the Company and its Subsidiaries; and

                           (xxiii) such other certificates, documents, agreements and information respecting any Loan Party as any Lender through the Administrative Agent may reasonably request.

                  (b) Landlord Waivers and Bailee's Letters. The Administrative Agent shall have received such Landlord Waivers and Bailee's Letters as the Company shall have obtained on or before the Closing Date through its commercially reasonable efforts.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (c) Fee and Expenses Paid. There shall have been paid to the Administrative Agent, for the account of the Administrative Agent, the Australian Agent, the Australian Collateral Trustee and the Lenders and Issuers, as applicable, all fees and expenses (including reasonable fees and expenses of counsel) due and payable on or before the Closing Date (including all such fees described in the Fee Letter) and submitted in writing to the Company prior to such date.

                  (d) Consummation of Transaction and Related Documents. The Administrative Agent shall be satisfied (and may, but shall not be obligated to, rely on the receipt of a certificate from any Loan Party or Affiliate thereof for all or part of such purpose) that (i) the terms and conditions of the Acquisition Agreement shall not have been amended, waived or modified without the approval of the Administrative Agent (other than non-material amendments, waivers and modifications to such terms that do not, in the aggregate, materially adversely affect the interests of the Administrative Agent and the Lenders), (ii) the Related Documents (including the Tax Sharing Agreement, the Contribution Agreement, the Cost Indemnification Letter and the Seller Letter) shall have been approved by all corporate action of each party thereto (including, where applicable, the Company), shall have been executed and delivered by each such party, shall be in full force and effect and there shall not have occurred and be continuing any material breach or default thereunder, (iii) subject only to the funding of the initial Loans hereunder, all conditions precedent to the consummation of the Acquisition shall have been satisfied or waived with the consent of the Administrative Agent, (iv) the Sponsors' Equity Investment shall have been made, (v) the Senior Notes shall have been issued in accordance with the Senior Notes Indenture and the Company shall have received gross proceeds thereof in an aggregate principal amount not less than $250,000,000, (vi) the Subordinated Notes shall have been issued in accordance with the Subordinated Notes Indenture and the Company shall have received gross proceeds thereof in an aggregate principal amount not less than $150,000,000, (vii) subject only to the funding of the initial Loans hereunder, the other Transactions shall have been consummated in accordance with the Acquisition Agreement and other Related Documents and all applicable Requirements of Law and all representations and warranties contained in the Acquisition Agreement and the other Related Documents shall be true and correct in all material respects on the Closing Date and (viii) good and marketable title to the assets purported to be transferred as of the Closing Date by the terms of the Acquisition Agreement and the Related Documents, free and clear of all Liens other than as may be permitted pursuant to
         Section 8.2 (Liens, Etc.), shall be transferred to the Company concurrently with the making of the initial Loans under this Agreement.

                  (e) Approval from U.S. Governmental Authorities. The waiting period (and any extension thereof) applicable to the consummation of the Acquisition under the Hart Scott Rodino Antitrust Improvements Act of 1976 shall have expired or been terminated without any action being taken by any Governmental Authority adverse to the consummation of the Acquisition.

                  (f) Approval from Australian Governmental Authorities. The Administrative Agent shall be satisfied that the Company has received approval of the Transactions from the Australian Foreign Investment Review Board under the Australian Foreign Acquisitions and Takeovers Act.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (g) Minimum Availability. On the Closing Date, after giving effect to the Transactions and to any Borrowings and borrowings of Swing Loans on the Closing Date, the Aggregate Available Revolving Credit shall be greater than $130,000,000.

                  (h) The Closing Date shall occur on or before September 30, 2002.

                  SECTION 3.2 CONDITIONS PRECEDENT TO EACH LOAN AND LETTER OF CREDIT

                  The obligation of each Lender on any date (including the Closing Date) to make any Loan and of each Issuer on any date (including the Closing Date) to Issue any Letter of Credit is subject to the satisfaction of each of the following conditions precedent:

                  (a) Request for Borrowing or Issuance of Letter of Credit. With respect to any Loan, the Administrative Agent shall have received a duly executed Notice of Borrowing (or, in the case of Swing Loans, a duly executed Swing Loan Request), and, with respect to any Letter of Credit, the Administrative Agent and the Issuer thereof shall have received a duly executed Letter of Credit Request.

                  (b) Representations and Warranties; No Defaults. The following statements shall be true on the date of such Loan or Issuance, both before and after giving effect thereto and, in the case of any Loan, to the application of the proceeds therefrom:

                           (i) the representations and warranties set forth in
         Article IV (Representations and Warranties) and in the other Loan Documents shall be true and correct in all material respects on and as of any such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; and

                           (ii) no Default or Event of Default shall have occurred and be continuing.

                  (c) Borrowing Base. The Borrowers shall have delivered the Borrowing Base Certificate required to be delivered by Section 6.12(a) (Borrowing Bases Determination). After giving effect to the Loans or Letters of Credit requested to be made or Issued on any such date and the use of proceeds thereof, (i) the sum of the Revolving Credit Outstandings at such time and the aggregate principal amount of Term Loans outstanding at such time shall not exceed the Aggregate Maximum Credit at such time and (ii) for each Borrower, the Revolving Credit Outstandings of such Borrower shall not exceed the Maximum Available Borrowing Base of such Borrower.

                  (d) Borrowings of Australian Company. For Borrowings and borrowings of Swing Loans of, or on behalf of, the Australian Company only, the Acquisition shall have been consummated and the Australian Company shall be a Wholly-Owned Subsidiary of Australian Holdings.

                  (e) No Legal Impediments. The making of the Loans or the Issuance of such Letter of Credit on such date does not violate any Requirement of Law on the date of or immediately following such Loan or Issuance of such Letter of Credit and is not enjoined, temporarily, preliminarily or permanently.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


Each submission by any Borrower to any Disbursement Agent of a Notice of Borrowing or a Swing Loan Request and the acceptance by such Borrower of the proceeds of each Loan requested therein, and each submission by any Borrower to any Issuer of a Letter of Credit Request, and the Issuance of each Letter of Credit requested therein, shall be deemed to constitute a representation and warranty by such Borrower as to the matters specified in clause (b) above on the date of the making of such Loan or the Issuance of such Letter of Credit.

                  SECTION 3.3 DETERMINATIONS OF INITIAL BORROWING CONDITIONS

                  For purposes of determining compliance with the conditions specified in Section 3.1 (Conditions Precedent to Initial Loans and Letters of Credit), each Lender shall be deemed to have consented to, approved, accepted or be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the initial Borrowing, borrowing of Swing Loans or Issuance hereunder specifying its objection thereto and such Lender shall not have made available to the applicable Disbursement Agent such Lender's Ratable Portion (or, as the case may be, Australian Dollar Ratable Portion) of such Borrowing or Swing Loans.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  To induce the Lenders, the Issuers and the Agents to enter into this Agreement, each of Holdings and the Company (and, insofar as the following relates to Australian Holdings or any of its Subsidiaries, each Australian Borrower) represents and warrants each of the following to the Lenders, the Issuers and the Agents on and as of the Closing Date and after giving effect to the Acquisition and the making of the Loans and the other financial accommodations on the Closing Date and on and as of each date as required by Section 3.2(b)(i) (Conditions Precedent to Each Loan and Letter of Credit):

                  SECTION 4.1 CORPORATE EXISTENCE; COMPLIANCE WITH LAW

                  Each of Holdings, the Company and the Company's Subsidiaries
(a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) is duly qualified to do business and in good standing under the laws of each jurisdiction where such qualification is necessary (including, with respect to the Australian Subsidiaries, under the laws of the jurisdiction of its principal place of business), except where the failure to be so qualified or in good standing would not, in the aggregate, have a Material Adverse Effect, (c) has all requisite power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted, (d) is in compliance with its Constituent Documents,
(e) is in compliance with all applicable Requirements of Law except where the failure to be in compliance would not, in the aggregate, have a Material Adverse Effect and (f) has all necessary Permits from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, operation and conduct, except for Permits or filings that can be obtained or made

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


by the taking of ministerial action to secure the grant or transfer thereof or the failure to obtain or make would not, in the aggregate, have a Material Adverse Effect.

                  SECTION 4.2 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS

                  (a) The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby:

                           (i) are within such Loan Party's corporate, limited liability company, partnership or other powers;

                           (ii) have been or, at the time of delivery thereof pursuant to Article III (Conditions To Loans And Letters Of Credit) will have been duly authorized by all necessary action, including the consent of shareholders, partners and members where required;

                           (iii) do not and will not (A) contravene such Loan Party's or any of its Subsidiaries' respective Constituent Documents,
         (B) violate in any material respect any other Requirement of Law applicable to such Loan Party (including, as applicable, Regulations T, U and X of the Federal Reserve Board), or any order or decree of any Governmental Authority or arbitrator applicable to such Loan Party, (C) in any material respect, result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Related Document or any other material Contractual Obligation of such Loan Party or any of its Subsidiaries or (D) result in the creation or imposition of any Lien upon any property of such Loan Party or any of its Subsidiaries, other than pursuant to the Collateral Documents; and

                           (iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than those listed on
         Schedule 4.2 (Consents) and that have been or will be, prior to the Closing Date, obtained or made, copies of which have been or will be delivered to the Administrative Agent pursuant to Section 3.1 (Conditions Precedent to Initial Loans and Letters of Credit), and each of which on the Closing Date will be in full force and effect and, with respect to the Collateral, filings required to perfect the Liens created by the Collateral Documents.

                  (b) This Agreement has been, and each of the other Loan Documents will have been upon delivery thereof pursuant to the terms of this Agreement, duly executed and delivered by each Loan Party party thereto. This Agreement is, and the other Loan Documents will be, when delivered hereunder, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except that such enforceability may be limited by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by applicable bankruptcy, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  SECTION 4.3 OWNERSHIP OF COMPANY; SUBSIDIARIES

                  (a) The authorized capital stock of the Company consists of 1,000 shares of common stock, $0.01 par value per share, of which 1,000 shares are issued and outstanding. All of the outstanding capital stock of the Company has been validly issued, is fully paid and non-assessable and is owned beneficially and of record by Holdings, free and clear of all Liens other than the Lien in favor of the Secured Parties created by the Pledge and Security Agreement. No Stock of the Company is subject to any option, warrant, right of conversion or purchase or any similar right. There are no agreements or understandings to which the Company is a party with respect to the voting, sale or transfer of any shares of Stock of the Company or any agreement restricting the transfer or hypothecation of any such shares.

                  (b) Set forth on Schedule 4.3 (Ownership of Subsidiaries) is a complete and accurate list showing, as of the Closing Date, all Subsidiaries of the Company and, as to each such Subsidiary, the jurisdiction of its organization, the number of shares of each class of Stock authorized (if applicable), the number outstanding on the Closing Date and the number and percentage of the outstanding shares of each such class owned (directly or indirectly) by the Company. No Stock of any Subsidiary of the Company is subject to any outstanding option, warrant, right of conversion or purchase of any similar right. All of the outstanding Stock of each Subsidiary of the Company owned (directly or indirectly) by the Company has been validly issued, is fully paid and non-assessable (to the extent applicable) and is owned by the Company or a Subsidiary of the Company, free and clear of all Liens (other than the Lien in favor of the Secured Parties created pursuant to the Collateral Documents), options, warrants, rights of conversion or purchase or any similar rights. Neither the Company nor any such Subsidiary is a party to, or has knowledge of, any agreement restricting the transfer or hypothecation of any Stock of any such Subsidiary, other than the Loan Documents. Neither Holdings nor the Company owns or holds, directly or indirectly, any Stock of any Person other than such Subsidiaries and Investments permitted by Section 8.3 (Investments) and, in the case of Holdings, the Stock of the Company.

                  SECTION 4.4 FINANCIAL STATEMENTS

                  (a) The Consolidated balance sheet of the Acquired Companies as at May 27, 2001 and May 26, 2002, and the related Consolidated statements of income, changes in stockholders' net investment and advances, and cash flows of the Acquired Companies for the fiscal year then ended, certified, insofar as such statements relate to the red-meat business thereof, by the Company's Accountants, copies of which have been furnished to each Lender, fairly present the Consolidated financial condition of the Acquired Companies as at such dates and the Consolidated results of the operations of the Acquired Companies for the period ended on such dates, all in conformity with GAAP.

                  (b) Neither the Company nor any of its Subsidiaries has any material obligation, contingent liability or liability for taxes, long-term leases or unusual forward or long-term commitment that is not reflected in the Financial Statements referred to in clause (a) above or in the notes thereto and not otherwise permitted by this Agreement.

                  (c) The Projections have been prepared by the Company in light of the past operations of the business of the Acquired Companies, and reflect projections for the

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         five-year period beginning on June 1, 2002 on a month by month basis for the first year and on a year by year basis thereafter. The Projections are based upon estimates and assumptions stated therein, all of which the Company believes to be reasonable in light of current conditions and current facts known to the Company and, as of the Closing Date, reflect the Company's good faith and reasonable estimates of the future financial performance of the Company and its Subsidiaries and of the other information projected therein for the periods set forth therein (it being understood that such Projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Company and its Subsidiaries and that no assurance can be given that such projections will be met).

                  (d) The unaudited pro forma consolidated and consolidating balance sheet of the Company and its Subsidiaries (the "Pro Forma Balance Sheet"), a copy of which has been delivered to each Lender, has been prepared as of June 30, 2002, fairly presents as of such date, on a Pro Forma Basis after giving effect to the Transactions (and the Borrowings and borrowings of Swing Loans to be made on the Closing
         Date), the consolidated financial condition of the Company and its Subsidiaries, and the assumptions expressed therein were believed by the management of the Company to be reasonable based on the information available to the Company at the time so furnished and on the Closing Date.

                  SECTION 4.5 MATERIAL ADVERSE CHANGE

                  Since May 27, 2001, there has been no Material Adverse Change and there have been no events or developments that, in the aggregate, have had a Material Adverse Effect except as reflected on the unaudited Financial Statements for the Acquired Companies as at February 24, 2002 delivered to the Administrative Agent prior to the Closing Date and on Schedule 4.5 (Additional Disclosures).

                  SECTION 4.6 SOLVENCY

                  After giving effect to (a) the Loans, Letter of Credit Obligations and advances under the Australian Intercompany Credit Agreement to be made or extended on the Closing Date or such other date as Loans and Letter of Credit Obligations requested hereunder are made or extended, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of the Borrowers, (c) the Transactions and the consummation of the other financing transactions contemplated hereby and (d) the payment and accrual of all transaction costs in connection with the foregoing, each Loan Party is Solvent.

                  SECTION 4.7 LITIGATION

                  Except as set forth on Schedule 4.7 (Litigation), there are no pending or, to the knowledge of any Borrower, threatened actions, investigations or proceedings affecting Holdings, the Company or any of the Company's Subsidiaries before any court, Governmental Authority or arbitrator other than those that, individually or in the aggregate, would not have a Material Adverse Effect. The performance of any action by any Loan Party required or contemplated by any Loan Document or any Related Document is not restrained or enjoined (either temporarily, preliminarily or permanently).

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  SECTION 4.8 TAXES

                  (a) Except as set forth on Schedule 4.8 (Taxes), all federal, state, local and foreign income and franchise and other material tax returns, reports and statements (collectively, the "Tax Returns") required to be filed by the Company or any of its Tax Affiliates have been filed with the appropriate Governmental Authorities in all jurisdictions in which such Tax Returns are required to be filed, all such Tax Returns are true and correct in all material respects, and all taxes, charges and other impositions reflected therein or otherwise due and payable have been paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof except where contested in good faith and by appropriate proceedings if adequate reserves therefor have been established on the books of the Company or such Tax Affiliate in conformity with GAAP. Except as set forth on Schedule 4.8 (Taxes), no Tax Return is under audit or examination by any Governmental Authority and no notice of such an audit or examination or any assertion of any claim for Taxes has been given or made by any Governmental Authority. Proper and accurate amounts have been withheld by the Company and each of its Tax Affiliates from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable Requirements of Law and such withholdings have been timely paid to the respective Governmental Authorities.

                  (b) Except as set forth on Schedule 4.8 (Taxes), none of the Company or any of its Tax Affiliates has (i) executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for the filing of any Tax Return or the assessment or collection of any charges, (ii) incurred any obligation under any tax sharing agreement or arrangement other than those of which the Administrative Agent has received a copy prior to the date hereof or (iii) been a member of an affiliated, combined or unitary group other than the group of which the Company (or its Tax Affiliate) is the common parent.

                  SECTION 4.9 FULL DISCLOSURE

                  (a) The information prepared or furnished by or on behalf of Holdings or any Borrower in connection with this Agreement or the Related Documents or the consummation of the transactions contemplated hereunder and thereunder taken as a whole, including the information contained in the Disclosure Documents, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein or herein not misleading in light of the circumstances under which such statements were or are made. All facts known to any Borrower and material to an understanding of the financial condition, business, properties or prospects of the Company and its Subsidiaries taken as one enterprise have been disclosed to the Lenders.

                  (b) The Company has delivered to each Lender a true, complete and correct copy of each Disclosure Document. Each Disclosure Document complies as to form in all material respects with all applicable requirements of all applicable state and Federal securities laws.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  SECTION 4.10 MARGIN REGULATIONS

                  No part of the proceeds of any Borrowings or borrowings of Swing Loans will be used, whether directly or indirectly, for any purpose that entails a violation of Regulations T, U, X of the Federal Reserve Board.

                  SECTION 4.11 NO BURDENSOME RESTRICTIONS; NO DEFAULTS

                  (a) None of Holdings or any of its Subsidiaries (i) is a party to any Contractual Obligation the compliance with one or more of which would have, in the aggregate, a Material Adverse Effect or the performance of which by any thereof, either unconditionally or upon the happening of an event, would result in the creation of a Lien (other than a Lien permitted under Section 8.2 (Liens, Etc.)) on the assets of any thereof or (ii) is subject to one or more charter or corporate restrictions that would, in the aggregate, have a Material Adverse Effect.

                  (b) None of Holdings or any of its Subsidiaries is in default under or with respect to any Contractual Obligation owed by it and, to the knowledge of each Borrower, no other party is in default under or with respect to any Contractual Obligation owed to any Loan Party or to any Subsidiary of any Loan Party other than those defaults that, in the aggregate, would not have a Material Adverse Effect.

                  (c) No Default or Event of Default has occurred and is continuing.

                  (d) To the knowledge of each Borrower, there are no Requirements of Law applicable to any Loan Party or any Subsidiary of any Loan Party the compliance with which by such Loan Party or such Subsidiary, as the case may be, would, in the aggregate, have a Material Adverse Effect.

                  SECTION 4.12 INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT

                  None of the Company or any of its Subsidiaries is (a) an "investment company" or a company "controlled by" an "investment company," within the meaning of the Investment Company Act of 1940, as amended or (b) a "holding company," or an "affiliate" or a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  SECTION 4.13 USE OF PROCEEDS

                  The proceeds of the Loans, advances under the Australian Intercompany Credit Agreement and the Letters of Credit are being used by each Borrower solely (a) to finance the Acquisition and for the payment of related transaction costs, fees and expenses and to finance other payments related to the Transactions, in each case as set forth in the Sources and Uses Statement,
(b) for the payment of transaction costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby and (c) for working capital and general corporate purposes.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  SECTION 4.14 RANKING

                  (a) The Loans and other Obligations payable hereunder and under the Notes (if any) and the other Loan Documents are direct, unconditional and unsubordinated general obligations of the Borrowers, are entitled to the benefit and security of the Collateral as provided herein, and rank, and will at all times rank, at least pari passu in right of payment with all other present and future outstanding unsecured and unsubordinated Indebtedness of the Loan Parties, other than statutorily preferred obligations; provided, however, that nothing contained in this Section 4.14 (but subject to other provisions hereof) shall obligate the Lenders to share Collateral with any other creditor of any Borrower or obligate any other creditor of any Borrower to share its collateral with the Lenders and unsubordinated creditors of such Borrower.

                  (b) The Secured Obligations constitute "Senior Debt" as defined in the Subordinated Notes Indenture and under any term of similar application defined in any Permitted Unsecured Debt Document with respect to any Additional Unsecured Indebtedness that is junior to the Senior Notes. No Indebtedness (other than the Secured Obligations and obligations under the Replacement Credit Lines) has been designated as "Designated Senior Debt" under the Subordinated Notes Indenture.

                  SECTION 4.15 INSURANCE

                  All policies of insurance (including all self insurance arrangements) of any kind or nature of the Company or any of its Subsidiaries, including policies of life, fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, workers' compensation and employee health and welfare insurance, are in full force and effect and are of a nature and provide such coverage as is sufficient and as is customarily carried by businesses of the size and character of such Person.

                  SECTION 4.16 LABOR MATTERS

                  (a) There are no strikes, work stoppages, slowdowns or lockouts pending or threatened against or involving the Company or any of its Subsidiaries, other than those that, in the aggregate, would not have a Material Adverse Effect.

                  (b) There are no unfair labor practices, labor grievances, labor complaints or labor arbitrations pending, or, to each Borrower's knowledge, threatened, against or involving the Company or any of its Subsidiaries, other than those that, in the aggregate, would not have a Material Adverse Effect.

                  (c) Except as set forth on Schedule 4.16 (Labor Matters), as of the Closing Date, there is no collective bargaining agreement covering any employee of the Company or its Subsidiaries.

                  (d) Schedule 4.16 (Labor Matters) sets forth, as of the date hereof, all material consulting agreements, executive employment agreements, executive compensation plans, deferred compensation agreements, employee stock purchase and stock option plans and severance plans of the Company and any of its Subsidiaries.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  SECTION 4.17 COMPENSATION PLANS; ERISA

                  (a) Schedule 4.17 (List of Plans) separately identifies as of the date hereof all Multiemployer Plans, all Compensation Plans and all of the employee benefit plans within the meaning of Section 3(3) of ERISA to which Holdings, the Company or any of the Company's Subsidiaries has any obligation or liability, contingent or otherwise. None of the Company, any of its Subsidiaries or any ERISA Affiliate has any obligation or liability, contingent or otherwise, with respect to any Title IV Plan.

                  (b) Each employee benefit plan of Holdings or any of its Subsidiaries intended to qualify under Section 401 of the Code does so qualify, and any trust created thereunder is exempt from tax under the provisions of Section 501 of the Code, except where such failures, in the aggregate, would not have a Material Adverse Effect.

                  (c) Each Compensation Plan and each employee benefit plan of Holdings or any of its Subsidiaries is in compliance in all material respects with applicable provisions of ERISA, the Code and other Requirements of Law except for non-compliances that, in the aggregate, would not have a Material Adverse Effect.

                  (d) There has been no, nor is there reasonably expected to occur, any ERISA Event other than those that, in the aggregate, would not have a Material Adverse Effect.

                  (e) None of Holdings, any of its Subsidiaries or any ERISA Affiliate would have any Withdrawal Liability, either individually or in the aggregate, as a result of a complete withdrawal as of the date hereof from any Multiemployer Plan in excess of $7,000,000.

                  (f) None of Holdings, the Borrowers and their respective Subsidiaries have taken any action (including any steps to terminate any Compensation Plan), nor made any omission (including any failure to make any required contributions to any Compensation Plan), with respect to any Compensation Plan, in either case that could reasonably be expected to (i) result in liabilities for Holdings, the Company or any of the Company's Subsidiaries the Dollar Equivalent of which shall be in excess of $7,000,000 in the aggregate, (ii) give rise to a Lien over any of the properties, assets or revenues of Holdings, the Company or any of the Company's Subsidiaries or (iii) result in a Material Adverse Effect.

                  SECTION 4.18 ENVIRONMENTAL MATTERS

                  Except as disclosed in the Environmental Reports or on
Schedule 4.18 (Environmental Matters):

                  (a) the operations of the Company and each of its Subsidiaries have been and, as of the date hereof, are in compliance with all Environmental Laws, including obtaining and complying with all required environmental, health and safety Permits, other than non-compliances that, in the aggregate, would not have a reasonable likelihood of the Company and its Subsidiaries incurring Environmental Liabilities and Costs after the date hereof the Dollar Equivalent of which shall exceed $7,000,000;

                  (b) none of the Company or any of its Subsidiaries or any Real Property currently or, to the knowledge of each Borrower, previously owned, operated or leased by

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         or for the Company or any of its Subsidiaries is subject to any pending or, to the knowledge of each Borrower, threatened, claim, order, agreement, notice of violation, notice of potential liability or is the subject of any pending or threatened proceeding or governmental investigation under or pursuant to Environmental Laws other than those that, in the aggregate, are not reasonably likely to result in the Company and its Subsidiaries incurring Environmental Liabilities and Costs the Dollar Equivalent of which shall exceed $7,000,000;

                  (c) none of the Company or any of its Subsidiaries is a treatment, storage or disposal facility requiring a Permit under the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the regulations thereunder or any state analog, in each case to the extent applicable;

                  (d) as of the date hereof, there are no facts, circumstances or conditions arising out of or relating to the operations or ownership of the Company or any of its Subsidiaries or of Real Property owned, operated or leased by the Company or any of its Subsidiaries that are not specifically included in the financial information furnished to the Lenders other than those that, in the aggregate, would not have a reasonable likelihood of the Company and its Subsidiaries incurring Environmental Liabilities and Costs the Dollar Equivalent of which shall exceed $7,000,000;

                  (e) as of the date hereof, no Environmental Lien has attached to any property of the Company or any of its Subsidiaries and, to the knowledge of each Borrower, no facts, circumstances or conditions exist that could reasonably be expected to result in any such Lien attaching to any such property; and

                  (f) the Company and each of its Subsidiaries have provided the Lenders with copies of all material environmental audits, studies, assessments, inspections, investigations or other environmental reports relating to the operations of the Company or any of its Subsidiaries or any Real Property of any of them that are in the possession, custody or control of the Company or any of its Subsidiaries.

                  SECTION 4.19 INTELLECTUAL PROPERTY

                  Except as set forth on Schedule 4.19 (Intellectual Property), the Company and its Subsidiaries own or license or otherwise have the right to use all licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, Internet domain names, franchises, authorizations and other intellectual property rights (including all Intellectual Property as defined in the Pledge and Security Agreement) that are necessary for the operations of their respective businesses, including all trade names associated with any private label brands of the Company or any of its Subsidiaries. Except as set forth on
Schedule 4.19 (Intellectual Property), to each Borrower's knowledge, no license, permit, patents, patent application, trademark, trademark application, service mark, trade name, copyright, copyright application, Internet domain names, franchise, authorization, other intellectual property rights (including all material Intellectual Property as defined in the Pledge and Security Agreement), slogan or other advertising device, product, process, method, substance, part or component, or other material now employed, by the Company or any of its Subsidiaries materially infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  SECTION 4.20 TITLE; REAL PROPERTY

                  (a) Each of the Company and its Subsidiaries has good and marketable or indefeasible title to, or valid leasehold interests in, all Real Property set forth on Schedule 4.20 (Real Property) and good title to all personal property, in each case that is purported to be owned or leased by it, including those reflected on the most recent Financial Statements delivered by the Company, and none of such properties and assets is subject to any Lien, except Liens permitted under Section 8.2 (Liens, Etc.). The Company and its Subsidiaries have received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents and have duly effected all recordings, filings and other actions necessary to establish, protect and perfect the Company's and its Subsidiaries' right, title and interest in and to all such property.

                  (b) Set forth on Schedule 4.20 (Real Property) is a complete and accurate list of all material Real Property leased or owned by each Loan Party and its Subsidiaries and showing, as of the Closing Date, the current street address (including, where applicable, county, state and other relevant jurisdictions) and record owner (or, if applicable, lessee) thereof.

                  (c) No Loan Party nor any of its Subsidiaries owns or holds, or is obligated under or a party to, any lease, option, right of first refusal or other contractual right to purchase, acquire, sell, assign, dispose of or lease any material Real Property of such Loan Party or any of its Subsidiaries.

                  (d) Except as set forth on Schedule 4.20 (Real Property), no portion of any material Real Property of any Loan Party or any of its Subsidiaries set forth on Schedule 4.20 (Real Property) has suffered any material damage by fire or other casualty loss that has not heretofore been completely repaired and restored to its original condition. No portion of any Real Property of any Loan Party or any of its Subsidiaries is located in a special flood hazard area as designated by any federal Governmental Authority.

                  (e) All Permits required to have been issued or appropriate to enable all Real Property of the Company or any of its Subsidiaries to be lawfully occupied and used for all of the purposes for which they are currently occupied and used have been lawfully issued and are in full force and effect, other than those that, in the aggregate, would not have a Material Adverse Effect.

                  (f) None of the Company or any of its Subsidiaries has received any written notice of any pending, threatened or contemplated condemnation proceeding affecting any Real Property of the Company or any of its Subsidiaries or any part thereof, except those that, in the aggregate, would not have a Material Adverse Effect.

                  SECTION 4.21 RELATED DOCUMENTS

                  (a) The execution, delivery and performance by each Loan Party of the Related Documents to which it is a party and the consummation of the transactions contemplated thereby by such Loan Party:

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                           (i) are within such Loan Party's respective corporate, limited liability company, partnership or other powers;

                           (ii) have been duly authorized by all necessary corporate or other action, including the consent of stockholders where required;

                           (iii) do not and will not (A) contravene or violate any Loan Party's or any of its Subsidiaries' respective Constituent Documents, (B) in any material respect, violate any other Requirement of Law applicable to any Loan Party or any order or decree of any Governmental Authority or arbitrator, (C) result in the breach of, constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of any Loan Party or any of its Subsidiaries, except for those that, in the aggregate, would not have a Material Adverse Effect or (D) result in the creation or imposition of any Lien upon any property of any Loan Party or any of its Subsidiaries other than as may be permitted under Section 8.2 (Liens, Etc.); and

                           (iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than those that (A) will have been obtained at the Closing Date, each of which will be in full force and effect on the Closing Date, none of which will on the Closing Date impose materially adverse conditions upon the exercise of control by Holdings over the Company or by the Company over any of its Subsidiaries and (B) in the aggregate, if not obtained, would not have a Material Adverse Effect.

                  (b) Each of the Related Documents has been or at the Closing Date will have been duly executed and delivered by each Loan Party party thereto and at the Closing Date will be the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except that such enforceability may be limited by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by applicable bankruptcy, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally.

                  (c) None of the Related Documents has been amended or modified in any respect and no provision therein has been waived, except in each case to the extent permitted by Section 8.12 (Modification of Related Documents), and, as of the Closing Date, each of the representations and warranties therein are true and correct in all material respects and no default or event that, with the giving of notice or lapse of time or both, would be a default has occurred thereunder.

                  SECTION 4.22 AUSTRALIAN REPRESENTATIONS AND WARRANTIES

                  (a) Each Australian Subsidiary receives, directly or indirectly, a corporate benefit from the Loan Documents and the transactions contemplated thereby.

                  (b) Approval for the Acquisition has been obtained from the Australian Foreign Investment Review Board under the Australian Foreign Acquisitions and Takeovers Act and remains in full force and effect.

                  (c) Each Australian Subsidiary acts as trustee of each of the trusts or settlements set forth on Schedule 4.22 (Australian Trusts and Settlements) (considered together with

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         any updates to such schedule sent to the Administrative Agent prior to the date this representation and warranty is made), constitute all of the trusts and settlements for which such Australian Subsidiary acts as trustee as of the date hereof, and, in respect of each such trust and settlement (i) such Australian Subsidiary holds the trust property in trust under the deeds and documents related thereto, all of which are set forth on such Schedule 4.22, and complies with all related trust documents and all resolutions and directions relating to such trust,
         (ii) no beneficiary is presently entitled to any of the assets subject to such trust other than as set forth on such Schedule 4.22.

                  (d) No Person has contravened Section 208 of the Australian Corporations Act by executing and delivering the Loan Documents and Related Documents or participating in any transaction in connection with any Loan Document or Related Document.

                  (e) None of the Lenders signatories hereto on the date hereof are known or suspected by any Australian Subsidiary to be an Associate of any Loan Party. Each Borrower agrees to immediately advise the Administrative Agent it knows or suspects that any Lender is an Associate of any Loan Party.

                                    ARTICLE V

                               FINANCIAL COVENANTS

                  Each Borrower agrees with the Lenders, the Issuers and the Agents to each of the following as long as any Obligation or any Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

                  SECTION 5.1 MAXIMUM LEVERAGE RATIO

                  The Company shall maintain, on each day of each Fiscal Quarter set forth below, a Leverage Ratio of not more than the maximum ratio set forth below opposite such Fiscal Quarter:

        FISCAL QUARTER ENDING
             ON OR ABOUT                  MAXIMUM LEVERAGE RATIO
        ---------------------             ----------------------

          November 30, 2002                     4.20 to 1
          February 28, 2003                     4.20 to 1

             May 31, 2003                       4.20 to 1
           August 31, 2003                      4.20 to 1
          November 30, 2003                     4.00 to 1
          February 28, 2004                     4.00 to 1

             May 31, 2004                       4.00 to 1
           August 31, 2004                      4.00 to 1
          November 30, 2004                     3.75 to 1
          February 28, 2005                     3.75 to 1

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY



             May 31, 2005                       3.75 to 1
           August 31, 2005                      3.25 to 1
          November 30, 2005                     3.25 to 1
          February 28, 2006                     3.25 to 1

             May 31, 2006                       3.00 to 1
           August 31, 2006                      3.00 to 1
          November 30, 2006                     3.00 to 1
          February 28, 2007                     3.00 to 1

             May 31, 2007                       2.75 to 1
           August 31, 2007                      2.75 to 1
          November 30, 2007                     2.75 to 1
          February 28, 2008                     2.75 to 1

             May 31, 2008                       2.75 to 1

                  SECTION 5.2 MINIMUM INTEREST COVERAGE RATIO

                  The Company shall maintain an Interest Coverage Ratio, as determined as of the last day of each Fiscal Quarter set forth below, for the four Fiscal Quarters ending on such day, of at least the minimum ratio set forth below opposite such Fiscal Quarter:

        FISCAL QUARTER ENDING           MINIMUM INTEREST COVERAGE
             ON OR ABOUT                          RATIO
        ---------------------           -------------------------

          November 30, 2002                     2.50 to 1
          February 28, 2003                     2.50 to 1

             May 31, 2003                       2.50 to 1
           August 31, 2003                      2.50 to 1
          November 30, 2003                     2.50 to 1
          February 28, 2004                     2.50 to 1

             May 31, 2004                       2.50 to 1
           August 31, 2004                      2.50 to 1
          November 30, 2004                     2.50 to 1
          February 28, 2005                     2.50 to 1

             May 31, 2005                       2.75 to 1
           August 31, 2005                      2.75 to 1
          November 30, 2005                     2.75 to 1
          February 28, 2006                     2.75 to 1

             May 31, 2006                       3.25 to 1
           August 31, 2006                      3.25 to 1
          November 30, 2006                     3.25 to 1
          February 28, 2007                     3.25 to 1

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


             May 31, 2007                       3.50 to 1
           August 31, 2007                      3.50 to 1
          November 30, 2007                     3.50 to 1
          February 28, 2008                     3.50 to 1

             May 31, 2008                       3.50 to 1

                  SECTION 5.3 MINIMUM FIXED CHARGE COVERAGE RATIO

                  The Company shall maintain a Fixed Charge Coverage Ratio, as determined as of the last day of each Fiscal Quarter set forth below, for the four Fiscal Quarters ending on such day, of at least the minimum ratio set forth below opposite such Fiscal Quarter:

        FISCAL QUARTER ENDING              MINIMUM FIXED CHARGE
             ON OR ABOUT                      COVERAGE RATIO
        ---------------------              --------------------

          November 30, 2002                     1.05 to 1
          February 28, 2003                     1.05 to 1

             May 31, 2003                       1.05 to 1
           August 31, 2003                      1.05 to 1
          November 30, 2003                     1.05 to 1
          February 28, 2004                     1.05 to 1

             May 31, 2004                       1.15 to 1
           August 31, 2004                      1.15 to 1
          November 30, 2004                     1.15 to 1
          February 28, 2005                     1.15 to 1

             May 31, 2005                       1.25 to 1
           August 31, 2005                      1.25 to 1
          November 30, 2005                     1.25 to 1
          February 28, 2006                     1.25 to 1

             May 31, 2006                       1.50 to 1
           August 31, 2006                      1.50 to 1
          November 30, 2006                     1.50 to 1
          February 28, 2007                     1.50 to 1

             May 31, 2007                       1.60 to 1
           August 31, 2007                      1.60 to 1
          November 30, 2007                     1.60 to 1
          February 28, 2008                     1.60 to 1

             May 31, 2008                       1.60 to 1

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                                   ARTICLE VI

                               REPORTING COVENANTS

                  Each of Holdings and each Borrower agrees with the Lenders, the Issuers and the Agents to each of the following, as long as any Obligation or any Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

                  SECTION 6.1 FINANCIAL STATEMENTS

                  The Company shall furnish to the Administrative Agent (with sufficient copies for each of the Lenders) each of the following:

                  (a) Monthly Reports. Within 30 days after the end of each fiscal month in each Fiscal Year, financial information regarding the Company and its Subsidiaries consisting of Consolidated and consolidating unaudited balance sheets as of the close of such month and the related statements of income and cash flow for such month and that portion of the current Fiscal Year ending as of the close of such month, setting forth in comparative form the figures for the corresponding period in the prior year, in each case certified by a Responsible Officer of the Company as fairly presenting the Consolidated and consolidating financial position of the Company and its Subsidiaries as at the dates indicated (and giving a true and fair view of the financial position and performance of each of Australian Holdings and each of its Subsidiaries as at such dates) and the results of their operations and cash flow for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments).

                  (b) Quarterly Reports. Within 45 days after the end of each Fiscal Quarter (other than any Fiscal Quarter for which, within 90 days after the end thereof, Financial Statements are required to be provided pursuant to clause (c) below), financial information regarding the Company and its Subsidiaries consisting of Consolidated and consolidating unaudited balance sheets as of the close of such quarter and the related statements of income and cash flow for such quarter and that portion of the Fiscal Year ending as of the close of such quarter, setting forth in comparative form the figures for the corresponding period in the prior year, in each case certified by a Responsible Officer of the Company as fairly presenting the Consolidated and consolidating financial position of the Company and its Subsidiaries as at the dates indicated (and giving a true and fair view of the financial position and performance of each of Australian Holdings and each of its Subsidiaries as at such dates) and the results of their operations and cash flow for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments).

                  (c) Annual Reports. Within 90 days after the end of each Fiscal Year, financial information regarding the Company and its Subsidiaries consisting of Consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such year and related statements of income and cash flows of the Company and its Subsidiaries for such Fiscal Year, all prepared in conformity with GAAP and certified, in the case of such Consolidated Financial Statements, without qualification as to the scope of the audit or as to the Company being a going concern by the Company's Accountants, together with the report of such accounting firm stating that (i) such Financial Statements fairly present the Consolidated financial position of the Company and its Subsidiaries as

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         at the dates indicated (and give a true and fair view of the financial position and performance of each of Australian Holdings and each of its Subsidiaries as at such dates) and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which the Company's Accountants shall concur and that shall have been disclosed in the notes to the Financial Statements) and (ii) the examination by the Company's Accountants in connection with such Consolidated Financial Statements has been made in accordance with generally accepted auditing standards, and accompanied by a certificate stating that in the course of the regular audit of the business of the Company and its Subsidiaries such accounting firm has obtained no knowledge that a Default or Event of Default in respect of the financial covenants contained in Article V (Financial Covenants) has occurred and is continuing, or, if in the opinion of such accounting firm, a Default or Event of Default has occurred and is continuing in respect of such financial covenants, a statement as to the nature thereof.

                  (d) Compliance Certificate. Together with each delivery of any financial statement pursuant to clause (b) or (c) above, a certificate of a Responsible Officer of the Company (each, a "Compliance Certificate") (i) showing in reasonable detail the calculations used in determining the Leverage Ratio (for purposes of determining the Applicable Margin) and demonstrating compliance with each of the financial covenants contained in Article V (Financial Covenants) that is tested on a quarterly basis and (ii) stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, stating the nature thereof and the action that the Company or any of its Subsidiaries proposes to take with respect thereto.

                  (e) Corporate Chart and Other Collateral Updates. On or before each date on or before which Financial Statements are required to be delivered pursuant to clause (c) above, (i) a certificate of a Responsible Officer of the Company certifying that the Corporate Chart attached thereto (or the last Corporate Chart delivered pursuant to this clause (e)), is true, correct, complete and current as of the date of receipt of such certificate by the Administrative Agent and, if later, such date for the delivery of Financial Statements and (ii) a certificate of a Responsible Officer of each Borrower in form and substance satisfactory to the Administrative Agent that, to the best of the knowledge of such Borrower, all certificates, statements, updates and other documents (including updated schedules) required to be delivered pursuant to the Pledge and Security Agreement by any Loan Party in the preceding Fiscal Year have been delivered thereunder. The reporting requirements set forth in this clause (e) are in addition to, and are not intended to and shall not replace, relax or otherwise modify, any obligation of any Loan Party under any Loan Document (including other notice or reporting requirements). Compliance with the reporting obligations in this clause (e) shall not, by itself, operate to update any Schedule hereto or any schedule to any other Loan Document and shall not cure, or otherwise modify in any way, any failure to comply with any covenant, or any breach of any representation or warranty, contained in any Loan Document or any other Default or Event of Default.

                  (f) Business Plan. Not later than 15 days prior to the end of each Fiscal Year other than the Fiscal Year ending in calendar year 2002, and containing substantially the types of financial information contained in the Projections, the annual business plan of

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         the Company and its Subsidiaries for the next succeeding Fiscal Year determined in accordance with the Company's normal business cycle and approved by the Board of Directors of the Company or a duly appointed committee thereof.

                  (g) Management Letters, Etc. Within 10 Business Days after receipt thereof by any Loan Party, copies of each management letter, exception report or similar letter or report received by such Loan Party from its independent certified public accountants (including the Company's Accountants).

                  (h) Intercompany Loan Balances. Together with each delivery of any financial statement pursuant to clause (a) above, a summary of the outstanding balance of all intercompany Indebtedness (including pursuant to the Australian Intercompany Credit Agreement) as of the last day of the fiscal month covered by such financial statement, certified by a Responsible Officer of the Company.

                  SECTION 6.2 DEFAULT NOTICES

                  As soon as practicable, and in any event within 7 Business Days after a Responsible Officer of any Loan Party has actual knowledge of the existence of any Default, Event of Default or other event having had a Material Adverse Effect or that could reasonably be expected to cause a Material Adverse Change, the Company shall give the Administrative Agent notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given by telephone, shall be promptly confirmed in writing on the next Business Day.

                  SECTION 6.3 LITIGATION

                  Promptly after the commencement thereof, the Company shall give the Administrative Agent written notice of the commencement of all actions, suits and proceedings before any domestic or foreign Governmental Authority or arbitrator affecting the Company or any of its Subsidiaries or Permitted Joint Venture that (i) seeks injunctive or similar relief and that would have a Material Adverse Effect or (ii) in the reasonable judgment of the Company, such Subsidiary or such Permitted Joint Venture, exposes the Company, such Subsidiary or such Permitted Joint Venture to liability in an amount the Dollar Equivalent of which aggregates $5,000,000 or more or that would have a Material Adverse Effect.

                  SECTION 6.4 ASSET SALES

                  Prior to any Asset Sale whose Net Cash Proceeds are anticipated to have a Dollar Equivalent in excess of $10,000,000, the Company shall send the Administrative Agent a notice (a) describing such Asset Sale or the nature and material terms and conditions of such transaction and (b) stating the estimated Net Cash Proceeds anticipated to be received by Holdings or any of its Subsidiaries.

                  SECTION 6.5 NOTICES UNDER RELATED DOCUMENTS

                  Promptly after the sending or filing thereof, the Company shall send the Administrative Agent copies of all material notices, certificates or reports delivered pursuant to, or in connection with, any Related Document.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  SECTION 6.6 SEC FILINGS; PRESS RELEASES

                  Promptly after the sending or filing thereof, the Company shall send the Administrative Agent copies of (a) all reports that Holdings or any of its Subsidiaries sends to its security holders generally, (b) all reports and registration statements that Holdings or any of its Subsidiaries files with the Securities and Exchange Commission or any national or foreign securities exchange (including the Australian Securities and Investment Commission) or the National Association of Securities Dealers, Inc., (c) all press releases and (d) all other statements concerning material changes or developments in the business of Holdings or any of its Subsidiaries or any Permitted Joint Venture of any of them made available by Holdings or any of its Subsidiaries (or, to the extent Holdings or any of its Subsidiaries has knowledge thereof, any Permitted Joint Venture of any of them) to the public or any other creditor.

                  SECTION 6.7 LABOR RELATIONS

                  Promptly after any Borrower becoming aware of the same, the Company shall give the Administrative Agent written notice of (a) any material labor dispute to which the Company or any of its Subsidiaries is or may become a party, including any strikes, lockouts or other disputes relating to any of such Person's plants and other facilities, and (b) any Worker Adjustment and Retraining Notification Act or related liability incurred with respect to the closing of any plant or other facility of any such Person.

                  SECTION 6.8 TAX RETURNS

                  Upon the request of any Lender, through the Administrative Agent, the Company shall provide to the Administrative Agent a copy of all federal, state, local and foreign tax returns and reports filed by the Company or any of its Subsidiaries in respect of taxes measured by income (excluding sales, use and like taxes).

                  SECTION 6.9 INSURANCE

                  As soon as is practicable and in any event within 90 days after the end of each Fiscal Year, the Company shall furnish the Administrative Agent with (a) a report in form and substance satisfactory to the Administrative Agent and the Lenders outlining all material insurance coverage maintained as of the date of such report by the Company and its Subsidiaries and the duration of such coverage and (b) unless otherwise agreed by the Administrative Agent, certificates of insurance confirming that the Administrative Agent has been named as loss payee or additional insured, as applicable.

                  SECTION 6.10 ERISA MATTERS

                  The Company shall furnish the Administrative Agent (with sufficient copies for each of the Lenders) each of the following:

                  (a) promptly and in any event within 30 days after the Company, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, written notice describing such event;

                  (b) promptly and in any event within 10 days after Holdings, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know that a request for a

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan, a written statement of a Responsible Officer of the Company describing such waiver request and the action, if any, the Company, its Subsidiaries and ERISA Affiliates propose to take with respect thereto and a copy of any notice filed with the PBGC or the IRS pertaining thereto;

                  (c) simultaneously with the date that Holdings, any of its Subsidiaries or any ERISA Affiliate takes, or approves the decision to take, any action to establish any Title IV Plan or contribute to any Multiemployer Plan other than such Plans listed on Schedule 4.17 (List of Plans); and

                  (d) simultaneously with the date that Holdings, the Company, any of the Company's Subsidiaries takes or approves the decision to take any action (including any steps to terminate any Compensation
         Plan) or any omission (including any failure to make any required contributions to any Compensation Plan), with respect to any Compensation Plan, in either case that could reasonably be expected to
         (i) result in a liabilities for Holdings, the Company or any of the Company's Subsidiaries the Dollar Equivalent of which shall be in excess of $7,000,000 in the aggregate, (ii) give rise to a Lien over any of the properties, assets or revenues of Holdings, the Company or any of the Company's Subsidiaries or (iii) result in a Material Adverse Effect, a notice of the foregoing action or omission.

                  SECTION 6.11 ENVIRONMENTAL MATTERS

                  The Company shall provide the Administrative Agent promptly and in any event within 10 days after the Company or any of its Subsidiaries learning of any of the following, written notice of each of the following:

                  (a) that any Loan Party is or may be liable to any Person as a result of a Release or threatened Release that could reasonably be expected to subject such Loan Party to Environmental Liabilities and Costs the Dollar Equivalent of which shall equal or exceed $10,000,000;

                  (b) the receipt by any Loan Party of notification that any real or personal property of such Loan Party is or is reasonably likely to be subject to any Environmental Lien;

                  (c) the receipt by any Loan Party of any notice of violation of or potential liability under, or knowledge by such Loan Party that there exists a condition that could reasonably be expected to result in a violation of or liability under, any Environmental Law, except for such violations and liabilities the consequence of which, in the aggregate, would not be reasonably likely to subject the Loan Parties collectively to Environmental Liabilities and Costs the Dollar Equivalent of which shall equal or exceed $10,000,000;

                  (d) the commencement of any judicial or administrative proceeding or investigation alleging a violation of or liability under any Environmental Law, that, in the aggregate, if adversely determined, would have a reasonable likelihood of subjecting the Loan Parties collectively to Environmental Liabilities and Costs the Dollar Equivalent of which shall equal or exceed $10,000,000;

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (e) any proposed acquisition of stock, assets or real estate, any proposed leasing of property or any other action by any Loan Party or any of its Subsidiaries other than those the consequences of which, in the aggregate, have reasonable likelihood of subjecting the Loan Parties collectively to Environmental Liabilities and Costs the Dollar Equivalent of which shall equal or exceed $10,000,000;

                  (f) any proposed action by any Loan Party or any of its Subsidiaries or any proposed change in Environmental Laws that, in the aggregate, have a reasonable likelihood of requiring the Loan Parties to obtain additional environmental, health or safety Permits or make additional capital improvements to obtain compliance with Environmental Laws whose cost, in the aggregate, shall have a Dollar Equivalent equaling or exceeding $10,000,000 or which shall subject the Loan Parties to additional Environmental Liabilities and Costs the Dollar Equivalent of which shall equal or exceed $10,000,000; and

                  (g) upon written request by any Lender through the Administrative Agent, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report delivered pursuant to this Agreement.

                  SECTION 6.12 BORROWING BASES DETERMINATION

                  (a) The Borrowers shall jointly deliver, as soon as available and in any event not later than the fourth Business Day after each Sunday in each calendar week, a Borrowing Base Certificate as of such Sunday executed by a Responsible Officer of such Borrower.

                  (b) Each Borrower shall conduct, or shall cause to be conducted, at its expense and upon request of the Administrative Agent, and present to the Administrative Agent for approval, such appraisals, investigations and reviews as the Administrative Agent shall request for the purpose of determining the Borrowing Base of such Borrower all upon notice and at such times during normal business hours and as often as may be reasonably requested (those of such appraisals that are in form and substance to the Administrative Agent and performed by an appraiser that is satisfactory to the Administrative Agent, the "Updated Appraisals"); provided, however, that, (i) as long as no Event of Default shall have occurred and be continuing, the Borrowers shall be required to conduct or cause to be conducted appraisals no more than once in each calendar year and other investigation and reviews no more than once in any three-month period and (ii) during the occurrence and continuance of any Event of Default, the Borrowers shall conduct or cause to be conducted appraisals, investigations and reviews in each such calendar year or, as the case may be, three month period, the number of which, if greater than one, shall be reasonable. The Administrative Agent is hereby authorized to obtain any Updated Appraisal directly from any third-party appraiser acceptable to it at the Company's expense subject to the proviso in the preceding sentence. The Administrative Agent shall provide to the Syndication Agent (and, upon request by any Lender, to such Lender) a copy of each such appraisal, investigation and review received from any Borrower. Each Borrower shall furnish to the Administrative Agent and the Syndication Agent (and, upon request by any Lender, to such Lender) any information that the Administrative Agent or, as the case may be, the Syndication Agent may reasonably request regarding the determination and calculation of the Borrowing Bases including correct and complete copies of any invoices, underlying agreements,

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         instruments or other documents and the identity of all Account Debtors in respect of Accounts referred to therein.

                  (c) Each Borrower shall promptly notify the Administrative Agent and the Syndication Agent in writing in the event that at any time such Borrower receives or otherwise gains knowledge that (i) the Borrowing Base of such Borrower is less than 90% of the Borrowing Base of such Borrower reflected in the most recent Borrowing Base Certificate delivered pursuant to clause (a) above (which, for purposes of this calculation, shall not, in the case of the Australian Borrowers, include the Borrowing Base of the Company), (ii) the Aggregate Borrowing Base is less than 90% of the Aggregate Borrowing Base reflected in the most recent Borrowing Base Certificate delivered pursuant to clause (a) above, (iii) the sum of (A) the aggregate Revolving Credit Outstandings of the Borrowers and (B) the outstanding principal amount of Term Loans at such time exceeds the Aggregate Maximum Credit as a result of a decrease in the Aggregate Borrowing Base or (iv) the Revolving Credit Outstandings of such Borrower exceeds the Maximum Available Borrowing Base of such Borrower at such time as a result of a decrease in the Borrowing Base of such Borrower; provided, however, that, in case of clauses (iii) and (iv) above, such notice shall also include the amount of such excess.

                  (d) The Administrative Agent may, at such Borrowers' sole cost and expense, make test verifications of the Accounts of any Borrower and physical verifications of the Inventory of any Borrower in any manner and through any medium that the Administrative Agent considers advisable, and each Borrower shall furnish all such assistance and information as the Administrative Agent may require in connection therewith. The Syndication Agent may, also at such Borrowers' sole cost and expense, join the Administrative Agent in making such verifications, at such times and in the manner determined by the Administrative Agent.

                  SECTION 6.13 CUSTOMER CONTRACTS

                  Promptly after any Borrower becoming aware of the same, the Company shall give the Administrative Agent written notice of any cancellation, termination or loss of any material Contractual Obligation or other customer arrangement.

                  SECTION 6.14 OTHER INFORMATION

                  Each Borrower shall provide the Administrative Agent or any Lender with such other information respecting the business, properties, condition, financial or otherwise, or operations of Holdings, the Company, any of Subsidiary of the Company or any Permitted Joint Venture as the Administrative Agent or such Lender through the Administrative Agent may from time to time reasonably request.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

                  Each of Holdings and each Borrower agrees with the Lenders, the Issuers, the Administrative Agent, the Australian Agent and the Australian Collateral Trustee to each of the following, as long as any Obligation or any Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

                  SECTION 7.1 PRESERVATION OF CORPORATE EXISTENCE, ETC.

                  Each of Holdings and each Borrower shall, and each Borrower shall cause each of its Subsidiaries to, preserve and maintain its legal existence, rights (charter and statutory) and franchises, except as permitted by Sections 8.3 (Investments), 8.4 (Sale of Assets) and 8.7 (Restriction on Fundamental Changes; Permitted Acquisitions).

                  SECTION 7.2 COMPLIANCE WITH LAWS, ETC.

                  Each of Holdings and each Borrower shall, and each Borrower shall cause each of its Subsidiaries to, comply with all applicable Requirements of Law, Contractual Obligations and Permits, except where the failure so to comply would not, in the aggregate, have a Material Adverse Effect.

                  SECTION 7.3 CONDUCT OF BUSINESS

                  Each Borrower shall, and shall cause each of its Subsidiaries to, (a) conduct its business in the ordinary course consistent with past practice and (b) use its reasonable efforts, in the ordinary course and consistent with past practice, to preserve its business and the goodwill and business of the customers, advertisers, suppliers and others having business relations with the Company or any of its Subsidiaries, except in each case where the failure to comply with the covenants in each of clauses (a) and (b) above would not, in the aggregate, have a Material Adverse Effect.

                  SECTION 7.4 PAYMENT OF TAXES, ETC.

                  Each of Holdings and each Borrower shall, and each Borrower shall cause each of its Subsidiaries to, pay and discharge before the same shall become delinquent, all lawful governmental claims, taxes, assessments, charges and levies, except where contested in good faith, by proper proceedings and adequate reserves therefor have been established on the books of Holdings, such Borrower or the appropriate Subsidiary in conformity with GAAP (or, in the case of the Australian Subsidiaries, if applicable, Australian GAAP).

                  SECTION 7.5 MAINTENANCE OF INSURANCE

                  Each Borrower shall (a) maintain for itself, and cause to be maintained for each of its Subsidiaries, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Borrower or such Subsidiary operates, and such other insurance as may be reasonably requested by the Requisite Lenders, and, in any event, all insurance required by any Collateral Document,

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


(b) cause all in-transit Inventory to be adequately insured and (c) unless otherwise agreed by the Administrative Agent, cause all such insurance to name the Administrative Agent on behalf of the Secured Parties or, for Collateral located in Australia, the Australian Collateral Trustee as additional insured or loss payee, as appropriate, and to provide that no cancellation, material change in amount or material change in coverage shall be effective until after 30 days' written notice thereof to the Administrative Agent.

                  SECTION 7.6 ACCESS

                  Each of Holdings and each Borrower shall, and each Borrower shall cause each of its Subsidiaries to, from time to time permit the Administrative Agent, the Australian Agent and the Lenders, or any agents or representatives thereof, within two Business Days after written notification of the same (except that during the continuance of an Event of Default, no such notice shall be required) to (a) examine and make copies of and abstracts from the records and books of account of the Company and each of its Subsidiaries,
(b) visit the properties of the Company and each of its Subsidiaries, (c) discuss the affairs, finances and accounts of the Company and each of its Subsidiaries with any of their respective officers or directors and (d) communicate directly with any of its certified public accountants (including the Company's Accountants). Each Borrower shall authorize its and its Subsidiaries' certified public accountants (including the Company's Accountants) to disclose to the Administrative Agent, the Australian Agent or any Lender any and all financial statements and other information of any kind, as the Administrative Agent, the Australian Agent or any Lender reasonably requests and that such accountants may have with respect to the business, financial condition, results of operations or other affairs of the Company or any of its Subsidiaries.

                  SECTION 7.7 KEEPING OF BOOKS

                  Each of Holdings and each Borrower shall, and each Borrower shall cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made in conformity with GAAP (and, in the case of the Australian Subsidiaries, if applicable, Australian
GAAP) of all financial transactions and the assets and business of Holdings, each such Borrower and each such Subsidiary.

                  SECTION 7.8 MAINTENANCE OF PROPERTIES, ETC.

                  Each of Holdings and each Borrower shall, and each Borrower shall cause each of its Subsidiaries to, maintain and preserve (a) in good working order and condition all of its properties necessary in the conduct of its business, (b) all rights, permits, licenses, approvals and privileges (including all Permits) used or useful or necessary in the conduct of its business and (c) all registered patents, trademarks, trade names, copyrights and service marks with respect to its business, except where failure to so maintain and preserve the items set forth in clauses (a), (b) and (c) above would not, in the aggregate, have a Material Adverse Effect and, with respect to clause (c) above, except where such Person reasonably determines that such intellectual property is no longer useful in its business.

                  SECTION 7.9 USE OF PROCEEDS; RANKING

                  Each of Holdings and each Borrower shall, and each Borrower shall cause each of its Subsidiaries to, (a) use the entire amount of the proceeds of the Loans as provided in Section 4.13 (Use of Proceeds) and (b) ensure that the payment obligations of the Borrower under

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


this Agreement and the Notes will at all times have a ranking not less than that specified in Section 4.14 (Ranking) and that the Secured Obligations at all times constitute "Senior Debt" as defined in the Subordinated Notes Indenture and under any term of similar application defined in any Permitted Unsecured Debt Document with respect to any Additional Unsecured Indebtedness that is junior to the Senior Notes. No Loan Party shall designate any Indebtedness (other than the Secured Obligations and obligations under the Replacement Credit Lines) as "Designated Senior Debt" under the Subordinated Notes Indenture.

                  SECTION 7.10 ENVIRONMENTAL

                  Each of Holdings and each Borrower shall, and each Borrower shall cause all of its Subsidiaries to, comply in all material respects with Environmental Laws and, without limiting the foregoing, each Borrower shall, at the Borrowers' sole cost and expense (for which they shall be jointly and severally liable), upon receipt of any notification or otherwise obtaining knowledge of any Release or other event that has any reasonable likelihood of Holdings, the Company and its Subsidiaries incurring Environmental Liabilities and Costs the Dollar Equivalent of which shall exceed $2,000,000 in the aggregate, (a) conduct or pay for consultants to conduct, tests or assessments of environmental conditions at such operations or properties, including the investigation and testing of subsurface conditions as is appropriate and consistent with good business practice or is required by or necessary to achieve compliance with any Environmental Law and (b) take such Remedial Action and undertake such investigation or other action as required by Environmental Laws or as any Governmental Authority requires or as is appropriate and consistent with good business practice to address the Release or event and otherwise ensure compliance with Environmental Laws. Nothing in this Section 7.10 shall prevent any Borrower from challenging any order or directive of any Governmental Authority or other Person, or otherwise exercising its rights and privileges pursuant to any Environmental Law.

                  SECTION 7.11 ADDITIONAL COLLATERAL AND GUARANTIES

                  To the extent not delivered to the Administrative Agent on or before the Closing Date (including in respect of after-acquired property and Persons having become Subsidiaries after the Closing Date), Holdings and each Borrower agrees promptly (and, for newly-created Subsidiaries, in any event within 10 Business Days after the creation of such Subsidiaries) to do each of the following:

                  (a) execute and deliver, and cause their respective Subsidiaries to execute and deliver, to the Administrative Agent such supplements, amendments and joinders to the Collateral Documents (or, in the case of any such Subsidiary of the Borrower that is not a Domestic Subsidiary or holding shares in any Person that is not a Domestic Subsidiary, foreign charges, pledges and security agreements), in each case in form and substance reasonably satisfactory to the Administrative Agent and as the Administrative Agent deems necessary or advisable in order to grant to the Administrative Agent or, for assets located in Australia, the Australian Collateral Trustee, for the benefit of the Secured Parties, a perfected first priority security interest in the Stock and Stock Equivalents and other debt Securities owned by any Loan Party or Subsidiary thereof that are requested to be pledged by the Administrative Agent; provided, however, that, unless the Company and the Administrative Agent otherwise agree or such pledge shall not have any material adverse tax consequences for the Company and its Subsidiaries, in no event shall any Loan Party or any Subsidiary thereof be required to pledge, in order to secure the Secured Obligations of the Company or any Subsidiary thereof that is a Domestic Person (other

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         than the Guaranty Obligations thereof in respect of the Secured Obligations of any Subsidiary of the Company that is a Non-U.S. Person), (i) in excess of 65% of the outstanding Voting Stock of any Non-U.S. Person that is a direct Subsidiary of the Company or of any Subsidiary of the Company that is a Domestic Person or (ii) unless such Stock is otherwise held by the Company or any Subsidiary of the Company that is a Domestic Person, any of the Stock of any Subsidiary of such direct Subsidiary;

                  (b) cause their respective Subsidiaries to execute and deliver, to the Administrative Agent (i) such guaranties or supplements, amendments and joinders to the Domestic Guaranty, in the case of Domestic Subsidiaries, and (ii) otherwise to the Non-U.S. Guaranty, and such supplements, amendments and joinders to the Collateral Documents, in each case in form and substance reasonably satisfactory to the Administrative Agent and as the Administrative Agent deems necessary or advisable in order to ensure that (x) all Subsidiaries of the Company (other than Permitted Joint Ventures) guaranty, as primary obligor and not as surety, the full and punctual payment when due of the Obligations and (y) each such guaranty is secured by a valid, perfected and enforceable first-priority security interest granted to the Administrative Agent or, for assets located in Australia, the Australian Collateral Trustee, for the benefit of the Secured Parties over all of the assets (other than such assets as the Administrative Agent, in its sole discretion exercised reasonably, deems immaterial) of such Subsidiary (including the Collateral described in the Collateral Documents); provided, however, that, (A) unless the Company and the Administrative Agent otherwise agree or such guaranty shall not have any material tax consequences for the Company and its Subsidiaries, in no event shall any Non-U.S. Person be required to guaranty the payment of the Obligations owing by the Company or any Subsidiary thereof that is a Domestic Person (other than the Guaranty Obligations thereof in respect of the Secured Obligations of any Subsidiary of the Company that is a Non-U.S. Person), (B) unless the Borrower and the Administrative Agent otherwise agree or such pledge shall not have any material tax consequences for the Company and its Subsidiaries, in no event shall any Subsidiary of any Loan Party that is not a Domestic Person be required to grant a security interest on any of its assets to secure the Secured Obligations of the Company or any Subsidiary thereof that is a Domestic Person (other than the Guaranty Obligations thereof in respect of the Secured Obligations of any Subsidiary of the Company that is a Non-U.S. Person) and (iii) no Australian Borrower shall be required to guaranty its own Obligations;

                  (c) deliver to the Administrative Agent (or, for Australian Holdings and any of its Subsidiaries, the Australian Collateral Trustee) the certificates (if any) representing such Stock and Stock Equivalents and other debt Securities, together with (i) in the case of such certificated Stock and Stock Equivalents, undated stock powers endorsed in blank and (ii) in the case of such certificated debt Securities, endorsed in blank, in each case executed and delivered by a Responsible Officer of such Loan Party or such Subsidiary thereof, as the case may be;

                  (d) in the case of any Wholly-Owned Subsidiary of any Loan Party that is a Domestic Subsidiary, cause such Wholly-Owned Subsidiary
         (i) to execute a supplement, amendment or joinder or otherwise become a party to the Domestic Guaranty and the applicable Collateral Documents and (ii) to take such actions necessary or advisable to grant to the Administrative Agent (or, for Collateral located in Australia, the Australian Collateral Trustee) for the benefit of the Secured Parties a perfected security interest in

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         the Collateral described in the Collateral Documents with respect to such Wholly-Owned Subsidiary, including the filing of UCC financing statements in such jurisdictions as may be required by the Collateral Documents or by law or as may be reasonably requested by the Administrative Agent;

                  (e) in respect of each Subsidiary of Holdings or other Person entering into Guaranty Obligations of the Indebtedness of any Loan Party under any Permitted Unsecured Indebtedness or other Indebtedness permitted hereunder, to the extent not otherwise provided hereunder, provide to the Administrative Agent executed and delivered by such Person supplements to the Domestic Guaranty and joinder to the Pledge and Security Agreement and other amendments, supplements and joinders to the Collateral Documents executed by the appropriate parties to ensure that such Person guaranties the Secured Obligations and that the Administrative Agent (or, for assets located in Australia, the Australian Collateral Trustee) obtains, for the benefit of the Secured Parties, a security interest in all of the assets of such Person (unless, for assets not located in the United States and Australia, the Administrative Agent otherwise consents) and in all Stock and Stock Equivalents of such Person;

                  (f) within 30 days of the acquisition of any aircraft by any Loan Party, deliver to the Administrative Agent (or, if consented to by the Administrative Agent, the Australian Collateral Trustee) Aircraft Security Documents in form and substance satisfactory to the Administrative Agent for such aircraft; and

                  (g) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

                  SECTION 7.12 LANDLORD WAIVERS AND BAILEE'S LETTERS

                  Each Borrower shall, and shall cause each of its Borrowing Base Contributors to, use its commercially reasonable efforts to deliver Landlord Waivers and Bailee's Letters to the extent requested by the Administrative Agent.

                  SECTION 7.13 CONTROL ACCOUNTS; APPROVED DEPOSIT ACCOUNTS

                  (a) (i) Within 60 days after the Closing Date, procedures satisfactory to the Administrative Agent with respect to cash management required hereby and by the Collateral Documents shall have been established by each Loan Party and the Administrative Agent shall have received evidence satisfactory to it of such procedures, together with, unless otherwise agreed by the Administrative Agent, copies of all executed lockbox agreements, Deposit Account Control Agreements and Australian Cash Management Documents executed by such Loan Party in connection therewith and (ii) thereafter, each Loan Party shall maintain such procedures (with appropriate modifications thereto (subject to the provisions hereof) satisfactory to the Administrative Agent).

                  (b) On and at any time after the 60th day after the Closing Date, Holdings and each Borrower shall, and shall cause each of its Subsidiaries that is one of its Borrowing Base Contributors to, (i) deposit in an Approved Deposit Account all cash received, (ii) cause all funds in Approved Deposit Accounts of, in the case of either Australian

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         Borrower, Australian Holdings and any Subsidiary thereof and, in the case of the Company, the other Subsidiary Guarantors to be transferred daily to such Borrower's Cash Collateral Account (provided, however, that, the Administrative Agent may agree with any Borrower on procedures designed to manage the exposure of any Loan Party to foreign exchange fluctuations pursuant to which funds in Approved Deposit Accounts may be transferred from time to time to designated Lenders or Agents), (iii) not establish or maintain any Securities Account or Commodities Account that is not a Control Account and (iv) not establish or maintain any Deposit Account other than with a Deposit Account Bank, a Lender or an Affiliate of a Lender; provided, however, that the Loan Parties may (x) maintain payroll, withholding tax and other fiduciary accounts and (y) maintain other Deposit Accounts as long as the Dollar Equivalent of the aggregate balance in all such other Deposit Accounts does not exceed $10,000,000.

                  (c) On and at any time after the 60th day after the Closing Date, Holdings and each Borrower shall, and shall cause each of its Subsidiaries that are its Borrowing Base Contributors to, instruct each Account Debtor or other Person obligated to make a payment to such Loan Party under an Account or General Intangible to make payment, or to continue to make payment, as the case may be, to an Approved Deposit Account and shall deposit in an Approved Deposit Account all Proceeds of such Accounts and General Intangibles received by such Grantor from any other Person immediately upon receipt; provided, however, that, Account Debtors may make payments in Australia to Deposit Accounts that are not Approved Deposit Accounts in an amount not to exceed in the aggregate for each calendar week $750,000.

                  (d) In the event (i) any Loan Party or any Approved Securities Intermediary or Deposit Account Bank shall, after the 60th day after the Closing Date, terminate an agreement with respect to the maintenance of a Control Account or Approved Deposit Account for any reason, (ii) the Administrative Agent shall demand such termination as a result of the failure of an Approved Securities Intermediary or Deposit Account Bank to comply with the terms of the applicable Control Account Agreement or Deposit Account Control Agreement or (iii) the Administrative Agent determines in its sole discretion that the financial condition of an Approved Securities Intermediary or Deposit Account Bank, as the case may be, has materially deteriorated, Holdings and each Borrower agree to notify all of obligors of any Loan Party that were making payments to such terminated Control Account or Approved Deposit Account, as the case may be, to make all future payments to another Control Account or Approved Deposit Account, as the case may be.

                  (e) Funds on deposit in any Cash Collateral Account may be invested in Cash Equivalents at the direction of the Administrative Agent or the Australian Agent and each of the Administrative Agent and the Australian Agent agrees that, other than during the continuance of any Default or Event of Default, it shall issue directions, certificates and orders (including entitlement orders) as may be requested by the Company for such investments in Cash Equivalents; provided, however, that neither the Administrative Agent nor the Australian Agent shall have any responsibility for, or bear any risk of loss of, any such investment or income thereon. No Borrower or any other Loan Party or Person claiming on behalf of or through any of them shall have any right to demand payment of any funds held in any Cash Collateral Account of such Borrower or delivery of any Cash Equivalents held therein at any time prior to the termination of all

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         outstanding Letter of Credit Obligations of such Borrower and the payment in full of all Obligations of such Borrower then outstanding and payable.

                  (f) Each of the Administrative Agent and the Australian Agent shall apply all funds on deposit in a Cash Collateral Account as provided in Section 2.9(e) (Mandatory Prepayments) (i) for each such Cash Collateral Account of Australian Holdings or any of its Subsidiaries not later than 1:00 p.m. (Sydney Time) to pay the Secured Obligations owing by Australian Holdings or any of its Subsidiaries and, to the extent any funds shall be left over after such payment, to repay the obligations under the Australian Intercompany Credit Agreement (and each Loan Party agrees that such repayment of the obligations under the Australian Intercompany Credit Agreement may then be applied to repay all other Secured Obligations hereunder) and (ii) for each other Cash Collateral Account, not later than 1:00 p.m. (New York time), to repay all other Secured Obligations hereunder.

                  SECTION 7.14 REAL PROPERTY

                  (a) Each Borrower shall, and shall cause each of its Subsidiaries to, (i) comply in all material respects with all of their respective obligations under all of their respective material Leases now or hereafter held respectively by them, including the Leases set forth in Schedule 4.20 (Real Property), (ii) not modify, amend, cancel, extend or otherwise change in any manner materially adverse to the Borrower, its Subsidiaries, the Administrative Agent, the Australian Agent, the Australian Collateral Trustee or the Secured Parties, any term, covenant or condition of any such Lease, (iii) not assign or sublet any other Lease if such assignment or sublet would have a Material Adverse Effect, (iv) provide the Administrative Agent with a copy of each notice of default under any Lease received by any Borrower or any Subsidiary of any Borrower immediately upon receipt thereof and deliver to the Administrative Agent a copy of each notice of default sent by any Borrower or any Subsidiary of any Borrower under any material Lease simultaneously with its delivery of such notice under such Lease and (v) notify the Administrative Agent at least 14 days prior to the date any Borrower or any Subsidiary of any Borrower takes possession of, or becomes liable under, any new material leased premises or material Lease, whichever is earlier.

                  (b) At least 15 Business Days prior to (i) entering into any Lease (other than a renewal of an existing Lease) for the principal place of business and chief executive office of any Borrower or any other Guarantor or any other Lease (including any renewal) in which the Dollar Equivalent of the annual rental payments are anticipated to equal or exceed $2,000,000 or (ii) acquiring any material owned Real Property, each Borrower shall, and shall cause each Subsidiary Guarantor to, provide the Administrative Agent written notice thereof and, upon written request of the Administrative Agent, each Borrower shall, and shall cause each Subsidiary Guarantor to, provide Phase I environmental reports on such Real Property or, as the case may be, the Real Property subject to such Lease showing no condition that could give rise to material Environmental Costs and Liabilities.

                  (c) To the extent not previously delivered to the Administrative Agent, upon written request of the Administrative Agent, each Borrower shall, and shall cause each Subsidiary Guarantor to, execute and deliver to the Administrative Agent, for the benefit of the Secured Parties, promptly and in any event not later than 45 days after receipt of

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         such notice (or, if such notice is given by the Administrative Agent at least 45 days prior to the acquisition of such Real Property or Lease, immediately upon such acquisition), a U.S. Mortgage on any material Real Property or material Lease of such Borrower or such Subsidiary Guarantor located in the United States, together with all U.S. Mortgage Supporting Documents relating thereto.

                  (d) To the extent not previously delivered to the Administrative Agent, upon written request of the Administrative Agent, each Borrower shall, and shall cause each Subsidiary Guarantor to, execute and deliver to the Administrative Agent, for the benefit of the Secured Parties, promptly and in any event not later than 45 days after receipt of such notice (or, if such notice is given by the Administrative Agent at least 45 days prior to the acquisition of such Real Property or Lease, immediately upon such acquisition), an Australian Mortgage on any Real Property or Lease of such Borrower or such Subsidiary Guarantor located in Australia, together with all Australian Mortgage Supporting Documents relating thereto.

                  SECTION 7.15 POST-CLOSING DELIVERIES

                  Each of Holdings and each Borrower shall, and each Borrower shall cause each of its Subsidiaries to, (a) deliver to the Administrative Agent each item set forth in Schedule 7.15 (Post-Closing Deliveries), in form and substance reasonably satisfactory to the Administrative Agent and together with each certificate or other document ancillary thereto and reasonably requested by the Administrative Agent and (b) perform each action set forth in Schedule 7.15 (Post-Closing Deliveries) in a manner reasonably satisfactory to the Administrative Agent and together with each ancillary action reasonably requested by the Administrative Agent to be performed by any Loan Party in connection therewith, in each case (x) within the periods set forth opposite each such item or action on such Schedule and (y) unless otherwise agreed by the Administrative Agent in respect of any such item or action.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

                  Each of Holdings and the Borrowers agrees with the Lenders, the Issuers, the Administrative Agent, the Australian Agent and the Australian Collateral Trustee to each of the following, as long as any Obligation or any Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

                  SECTION 8.1 INDEBTEDNESS

                  None of Holdings or any Borrower shall, nor shall they permit any of their respective Subsidiaries to, directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except for the following:

                  (a) the Secured Obligations (other than in respect of Hedging Contracts not permitted pursuant to clause (h) below);

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (b) Indebtedness existing on the date of this Agreement and disclosed on Schedule 8.1 (Existing Indebtedness);

                  (c) Guaranty Obligations incurred by Holdings, any Borrower or any Subsidiary Guarantor in respect of Indebtedness of any Borrower or any Subsidiary Guarantor that is permitted by this Section 8.1 (other than pursuant to clause (j) or (l) below) and for which, if required, appropriate Guaranty Obligations have been provided pursuant to Section
         7.11 (Additional Collateral and Guaranties); provided, however, that, in respect of Guaranty Obligations of Indebtedness permitted pursuant to clause (m) below, such Guaranty Obligation shall be permitted only if it is not reflected on the balance sheet and other Financial Statements of the Company or any of its Subsidiaries other than as a contingent obligation referred to in a footnote to such Financial Statements;

                  (d) (i) Capital Lease Obligations incurred by the Company or any of its Subsidiaries to finance the acquisition of fixed assets; provided, however, that the Dollar Equivalent of the aggregate outstanding principal amount of all such Capital Lease Obligations shall not exceed $25,000,000 at any time and (ii) purchase money Indebtedness incurred by the Company or any of its Subsidiaries to finance the acquisition of fixed assets; provided, however, that the Dollar Equivalent of the aggregate outstanding principal amount of all such purchase money Indebtedness shall not exceed $25,000,000 at any time;

                  (e) Renewals, extensions, refinancings and refundings of Indebtedness permitted by clause (d) above or this clause (e); provided, however, that any such renewal, extension, refinancing or refunding is in an aggregate principal amount not greater than the principal amount of, and is on terms no less favorable to the Company or any of its Subsidiaries with respect to weighted average maturity and final maturity than, the Indebtedness being renewed, extended, refinanced or refunded;

                  (f) Indebtedness arising from intercompany loans (i) from the Company to any Domestic Subsidiary Guarantor or from any Domestic Subsidiary Guarantor to the Company or any other Domestic Subsidiary Guarantor, (ii) from any Australian Loan Party to any other Australian Loan Party, (iii) from the Company to Australian Holdings, to the extent made under the Australian Intercompany Credit Agreement or (iv) from any Borrower or any Subsidiary Guarantor to any Subsidiary of any Borrower that is not a Subsidiary Guarantor; provided, however, that, in the case of this clause (iv), the Investment in such intercompany loan to such Subsidiary is permitted under Section 8.3 (Investments);

                  (g) Indebtedness arising under any performance, surety or appeal bond entered into in the ordinary course of business or, in respect of Australian Subsidiaries, reimbursement or similar obligations regarding workers' compensation claims;

                  (h) Obligations under Hedging Contracts permitted under
         Section 8.18 (No Speculative Transactions);

                  (i) Indebtedness in respect of the Senior Notes in an aggregate principal amount not to exceed $268,000,000 and Indebtedness in respect of the Subordinated Notes in an aggregate principal amount not to exceed $150,000,000;

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (j) Indebtedness of any Loan Party (i) constituting Indebtedness of such Loan Party solely under clause (j) of the definition of Indebtedness and solely because of a Lien on the Stock or Stock Equivalents of a Permitted Joint Venture owned by such Loan Party to secure Indebtedness of such Permitted Joint Venture and its Subsidiaries and (ii) whose holder's sole recourse to any Loan Party is through such Lien on such Stock;

                  (k) at any time after all Revolving Credit Commitments shall have been terminated (other than pursuant to Section 9.2 (Remedies)) and all Revolving Credit Outstandings shall have been repaid in full, Indebtedness of any Borrower in respect of unsecured revolving lines of credit in an aggregate outstanding principal amount and aggregate commitment in Dollars not exceeding the aggregate Revolving Credit Commitments as in effect immediately prior to the termination thereof and otherwise on terms and conditions not significantly different from those offered to borrowers in the marketplace for similar facilities (the "Replacement Credit Lines"); provided, however, that such Replacement Credit Lines shall not contain any mandatory prepayment provisions until the Term Loan Maturity Date (or until after the Term Loans shall have irrevocably been paid in full);

                  (l) Non-Recourse Indebtedness of a Subsidiary of any Borrower assumed by such Subsidiary in connection with any Permitted Acquisition (or, if such Subsidiary is acquired as part of such Permitted Acquisition, existing prior thereto); provided, however, that (i) such Indebtedness exists at the time of such Permitted Acquisition at least in the amounts assumed in connection therewith and is not drawn down, created or increased in contemplation of or in connection with such Permitted Acquisition and (ii) such Indebtedness is not assumed (in whole or in part and whether directly or pursuant to Guaranty Obligations) by any Person that was a Loan Party or a Subsidiary thereof before giving effect to such Permitted Acquisition;

                  (m) Indebtedness (other than Guaranty Obligations) arising from Contractual Obligations incurred by the seller in connection with an Asset Sale permitted pursuant to Section 8.4 (Sale of Assets) (other than the Australian Asset Sale) and providing for indemnification, adjustments of purchase price or similar obligations; provided, however, that such Indebtedness shall be permitted solely if it is not reflected on the balance sheet and other Financial Statements of the Company or any of its Subsidiaries other than as a contingent obligation referred to in a footnote to such Financial Statements; and

                  (n) (i) Additional Unsecured Indebtedness in an aggregate principal amount the Dollar Equivalent of which shall not exceed $200,000,000 and (ii) unsecured Indebtedness not otherwise permitted under this Section 8.1; provided, however, that the Dollar Equivalent of the principal amount of all such Indebtedness permitted pursuant to this clause (ii) shall not exceed $25,000,000 at any time.

                  SECTION 8.2 LIENS, ETC.

                  None of Holdings or any Borrower shall, nor shall they permit any of their respective Subsidiaries to, create or suffer to exist, any Lien upon or with respect to any of their respective properties or assets, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, except for the following:

                  (a) Liens created pursuant to the Loan Documents;

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (b) Liens existing on the date of this Agreement and disclosed on Schedule 8.2 (Existing Liens);

                  (c) Customary Permitted Liens on the assets of Holdings, the Company and the Company's Subsidiaries;

                  (d) purchase money Liens granted by the Company or any of its Subsidiaries (including the interest of a lessor under a Capital Lease and purchase money Liens to which any property is subject at the time, on or after the date hereof, of the Company's or such Subsidiary's acquisition thereof) securing Indebtedness permitted under Section 8.1(d) (Indebtedness) and limited in each case to the property purchased with the proceeds of such purchase money Indebtedness or subject to such Capital Lease;

                  (e) any Lien securing the renewal, extension, refinancing or refunding of any Indebtedness secured by any Lien permitted by clause
         (b) or (d) above or this clause (e) without any change in the assets subject to such Lien and to the extent such renewal, extension, refinancing or refunding is permitted by Section 8.1(e) (Indebtedness);

                  (f) any Lien securing Non-Recourse Indebtedness permitted pursuant to Section 8.1(l) (Indebtedness); provided, however, that (i) such Lien exists at the time of the Permitted Acquisition relating to such Non-Recourse Indebtedness and is not created in contemplation of or in connection with such Permitted Acquisition, (ii) such Lien secures solely fixed assets acquired (or fixed assets of Persons acquired) as part of such Permitted Acquisition and no assets constituting Collateral immediately prior to such Permitted Acquisition are subject to such Lien and (iii) each of the aggregate fair market value of all assets subject to any such Lien and the aggregate Non-Recourse Indebtedness secured by all such Liens shall not exceed $25,000,000 at any time;

                  (g) Liens in favor of lessors securing operating leases permitted hereunder;

                  (h) Liens on the Stock and Stock Equivalents of Permitted Joint Ventures to secure Indebtedness permitted pursuant to Section 8.1(j) (Indebtedness) if no holder of such Indebtedness has or could have upon the occurrence of any contingency any recourse against any Loan Party or any assets of any Loan Party (other than such Stock and Stock Equivalents); and

                  (i) Liens not otherwise permitted by the foregoing clauses of this Section 8.2 securing obligations or other liabilities (other than Indebtedness) of any Loan Party; provided, however, that the Dollar Equivalent of the aggregate outstanding amount of all such obligations and liabilities shall not exceed $5,000,000 at any time.

                  SECTION 8.3 INVESTMENTS

                  None of Holdings or any Borrower shall, nor shall they permit any of their respective Subsidiaries to, directly or indirectly make or maintain any Investment except for the following:

                  (a) Investments existing on the date of this Agreement and disclosed on Schedule 8.3 (Existing Investments);

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (b) Investments in Capital Expenditures of the Company or any of its Subsidiaries, to the extent such Capital Expenditures are otherwise permitted hereunder;

                  (c) Investments in cash and Cash Equivalents held in a Deposit Account or a Control Account described in Section 7.13(b)(y) (Control Accounts; Approved Deposit Accounts) or with respect to which the Administrative Agent, or, as the case may be, the Australian Collateral Trustee, has a valid, enforceable and first priority perfected Lien for the benefit of the Secured Parties;

                  (d) Investments in Hedging Contracts permitted under Section
         8.18 (No Speculative Transactions);

                  (e) Investments in promissory notes and other similar non-cash consideration received by any Loan Party in connection with Asset Sales permitted under Section 8.4(k) (Sale of Assets) in which the Administrative Agent or in respect of any such Collateral located in Australia, the Australian Collateral Trustee (on behalf of the Secured Parties) shall have a valid, enforceable and perfected security interest pursuant to the Collateral Documents;

                  (f) Investments in accounts, payment intangibles and chattel paper (each as defined in the UCC), notes receivable and similar items arising or acquired in the ordinary course of business consistent with the past practice of the Company and its Subsidiaries;

                  (g) Investments in pledges, deposits and payment or performance bonds made or given in the ordinary course of business, required to be made pursuant to applicable Requirements of Law, in connection with or to secure obligations under Requirements of Law, including under health, safety or environmental Requirements of Law;

                  (h) Investments received in connection with the bankruptcy or reorganization of suppliers or customers or in settlement of amounts due (including in settlement or delinquent obligations of, and other disputes with, suppliers and customers) to the Company or any of its Subsidiaries effected in the ordinary course of business;

                  (i) Investments constituting Guaranty Obligations permitted by
         Section 8.1 (Indebtedness);

                  (j) Investments by (i) Holdings in the Company, (ii) the Company in any Domestic Subsidiary Guarantor or by any Subsidiary of Holdings or any Borrower in the Company or any Domestic Subsidiary Guarantor, (iii) any Non-U.S. Guarantor in any other Non-U.S. Guarantor, (iv) any Subsidiary of the Company that is not a Subsidiary Guarantor in the Company or any other Subsidiary of the Company, (v) the Company and Australian Holdings in Australian Holdings and the Company, respectively, (vi) a Borrower or any Subsidiary Guarantor in connection with a Permitted Acquisition or (vii) a Borrower or any Subsidiary Guarantor in any Permitted Joint Venture and in Stock and Stock Equivalents of other Persons that are neither Joint Ventures nor Loan Parties; provided, however, that the Dollar Equivalent of the sum of (A) the aggregate Net Investment Amount at any time of all Investments in Permitted Joint Ventures, Stock and Stock Equivalents permitted pursuant to this clause (vii) and (B) the aggregate Net Investment Amount at such time of all Investments permitted pursuant to clause (l) below

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         shall not exceed $75,000,000; and provided, further, that, on or after the Closing Date, the Company shall not make any further Investments in Australian Holdings or any Subsidiary of Australian Holdings other than, as long as no Default or Event of Default has occurred and is continuing, (x) on the Closing Date as part of the Transactions, (y) to the extent such Investments in the aggregate do not cause the capitalization of Australian Holdings to exceed by more than 5% the minimum appropriate to comply at all times with applicable Requirements of Law relating to minimum capitalization (including additional capitalization that may be required because of additional Investments made pursuant to the Australian Intercompany Credit Agreement) and (z) pursuant to, and as evidenced by, the Australian Intercompany Credit Agreement;

                  (k) loans or advances to employees or individual independent contractors of the Company or any of its Subsidiaries in the ordinary course of business as presently conducted other than any loans or advances to any director or executive officer (or equivalent thereof) that would be in violation of Section 402 of the Sarbanes-Oxley Act; provided, however, that the Dollar Equivalent of the aggregate principal amount of all such loans and advances shall not exceed $1,000,000 at any time; and

                  (l) Investments not otherwise permitted by this Section 8.3; provided, however, that, such Investments are not otherwise prohibited hereby and the Dollar Equivalent of the sum of (i) the aggregate Net Investment Amount at any time of all such Investments and (ii) the aggregate Net Investment Amount at such time of all Investments permitted pursuant to clause (j)(vii) above shall not exceed in the aggregate $75,000,000.

                  SECTION 8.4 SALE OF ASSETS

                  None of Holdings or any Borrower shall, nor shall they permit any of their respective Subsidiaries to, sell, convey, transfer, lease or otherwise dispose of, any of their respective assets or any interest therein (including the sale or factoring at maturity or collection of any accounts) to any Person, or permit or suffer any other Person to acquire any interest in any of their respective assets or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Stock or Stock Equivalent (any such disposition being an "Asset Sale"), except for the following:

                  (a) the sale or disposition of Cash Equivalents or Inventory in the ordinary course of business;

                  (b) the sale or disposition of Equipment in the ordinary course of business if such Equipment has become obsolete or is replaced;

                  (c) (i) a true lease or sublease of Real Property not constituting Indebtedness and not constituting a sale and leaseback and
         (ii) a sale of assets pursuant to a sale and leaseback permitted under
         Section 8.17(b) (Operating Leases; Sale/Leasebacks);

                  (d) assignments and licenses of intellectual property of the Company and its Subsidiaries in the ordinary course of business;

                  (e) any Asset Sale (i) by the Company or any Domestic Subsidiary Guarantor to the Company or any Domestic Subsidiary Guarantor, (ii) by any Australian Loan Party to

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         any other Australian Loan Party or (iii) by any Subsidiary of the Company that is not a Loan Party to any Loan Party;

                  (f) licenses and sublicenses by the Company and its Subsidiaries of software, trademarks and other intellectual property in the ordinary course of business and which licenses and sublicenses do not materially interfere with the business of the Company and its Subsidiaries;

                  (g) transfers resulting from any casualty or condemnation of assets;

                  (h) pro rata dispositions of property to joint venturers in connection with the dissolution or termination of a Permitted Joint Venture to the extent required pursuant to Contractual Obligations relating to such Permitted Joint Venture and to the extent such dissolution or termination is otherwise permitted hereunder;

                  (i) the transactions set forth on Schedule III (Post-Closing Acquisition Transactions);

                  (j) as long as no Default or Event of Default is continuing or would result therefrom, an Asset Sale (the "Australian Asset Sale") for Fair Market Value in an arm's length transaction of all or substantially all of the assets of Australian Holdings and its Subsidiaries or all of the shares of Australian Holdings or Australian Company, payable solely in cash or Cash Equivalents upon the consummation of such sale; provided, however, that with respect to any such Asset Sale pursuant to this clause (j), (A) all Obligations of any Australian Borrower hereunder, all Secured Obligations of Australian Holdings and its Subsidiaries and all obligations of Australian Holdings and its Subsidiaries under the Australian Intercompany Credit Agreement and the Australian Intercompany Guaranty shall have been irrevocably paid in full in cash and each Letter of Credit Issued for the account of any Australian Borrower shall have been terminated (or, in respect of each such Letter of Credit which shall not have been terminated, all Reimbursement Obligations and other Secured Obligations in respect of such Letter of Credit shall have been assumed by the Company or cash collateral shall have been provided to the Administrative Agent in an amount equal to 102% of the Letter of Credit Obligations for such Letter of Credit) and (B) all Net Cash Proceeds of such Asset Sale shall be applied to the payment of the Obligations as provided in Section 2.9(d) (Mandatory Prepayments); and

                  (k) as long as no Default or Event of Default is continuing or would result therefrom, any other Asset Sale for Fair Market Value, payable in cash upon such sale; provided, however, that with respect to any such Asset Sale pursuant to this clause (k), (i) the Dollar Equivalent of the aggregate consideration received during any Fiscal Year for all such Asset Sales shall not exceed $25,000,000 and (ii) all Net Cash Proceeds of such Asset Sale are applied to the payment of the Obligations as set forth in, and to the extent required by, Section 2.9 (Mandatory Prepayments).

                  SECTION 8.5 RESTRICTED PAYMENTS

                  No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment except for the following:

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (a) Restricted Payments (i) by any Domestic Subsidiary Guarantor to the Company or any other Domestic Subsidiary Guarantor or
         (ii) by any other Subsidiary of the Company to the Company or any Subsidiary Guarantor;

                  (b) dividends and distributions declared and paid on the common Stock of the Company and payable only in common Stock of the Company;

                  (c) cash dividends on the Stock of the Company to Holdings and on the Stock of Holdings to S&C 2 paid and declared in any Fiscal Year solely for the purpose of funding the following:

                           (i) administrative, legal, financial, accounting or similar ordinary operating expenses and corporate overhead expenses relating to Holdings, SFC and S&C 2's direct and indirect ownership of the Company not in excess of $2,500,000 in any Fiscal Year in the aggregate, to be paid by the Company as and when needed by Holdings, SFC or S&C 2;

                           (ii) payments required to be made under the Tax Sharing Agreement in an amount not greater than the amount of taxes that would be payable by the Company, on a consolidated basis, if the Company were the taxpayer; provided, however, that any refunds received by Holdings, SFC or S&C 2 attributable to the Company and its Subsidiaries shall promptly be returned by Holdings, SFC and S&C 2 to the Company;

                           (iii) payments by SFC or any of its Subsidiaries (other than the Cattle Feed Companies) in respect of (A) the Management Agreement or the Financial Advisory Agreement, to the extent such payments are permitted pursuant to clause (e)(v) of Section 8.9 (Transactions with Permitted Joint Ventures and Affiliates) and (B) payment of costs and expenses in respect of the Transactions in an amount not to exceed $70,000,000 in the aggregate;

                           (iv) cash payments by Holdings, SFC or S&C 2 to be made in lieu of the issuance of fractional shares in connection with the exercise of any Stock Equivalents of Holdings, SFC or S&C 2; and

                           (v) the repurchase, redemption or other acquisition or retirement for value of any of the Stock or Stock Equivalents of Holdings, SFC or S&C 2 held by any then existing or former director, officer, employee, individual that is an independent contractor or consultant of SFC, Holdings, S&C 2, the Company or any of the Company's Subsidiaries; or their respective assigns, estates or heirs; provided, however, that the aggregate amount of Restricted Payments made to fund payments made pursuant to this clause (v) (other than as a result of the death or disability of any such director, officer, employee or individual) shall not exceed $1,000,000 in the aggregate;

                           (vi) cash payment of interest on the Seller Note required pursuant to the provisions thereof as in effect on the Closing Date after an initial public offering of SFC or S&C 2; and

                  (d) any other cash dividend by the Company; provided, however, that, both at the time such dividend is declared and at the time such dividend is paid and both before and after giving effect to such dividend (and any other dividend that has been declared but

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         has not been paid), (i) the Company shall be in compliance with the covenants set forth in Article V (Financial Covenants) for the most recently ended Fiscal Quarter or Fiscal Year for which Financial Statements have been provided pursuant to Section 6.1 (Financial Statements) on a Pro Forma Basis assuming that such dividend (and any other dividend that has been declared or paid since the last day of such Fiscal Quarter or Fiscal Year) was paid on the last day of such Fiscal Quarter and (ii) the Aggregate Available Revolving Credit shall equal or exceed $100,000,000; and provided, further, that, after giving effect to such dividend, the aggregate of all dividends made or declared pursuant to this clause (d) shall not exceed the Restricted Payment Allowance at each time of determination;

provided, however, that the Restricted Payments described in clauses (c) and (d) above (other than those described in clause (c)(ii) thereof) shall not be permitted if either (A) an Event of Default or Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom or (B) such Restricted Payment is prohibited under the terms of any Indebtedness (other than the Obligations) of the Company or any of its Subsidiaries.

                  SECTION 8.6 PREPAYMENT AND CANCELLATION OF INDEBTEDNESS

                  (a) None of Holdings or any Borrower shall, nor shall they permit any of their respective Subsidiaries to, cancel any claim or Indebtedness owed to any of them except in the ordinary course of business.

                  (b) None of Holdings or any Borrower shall, nor shall they permit any of their Subsidiaries to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness; provided, however, that this Section 8.6 (Prepayment and Cancellation of Indebtedness) shall not prohibit, as long as all terms of such transaction are otherwise in accordance with this Agreement, Holdings and its Subsidiaries from (i) prepaying the Obligations in accordance with the terms of this Agreement and, other than after the occurrence and during the continuance of any Event of Default, prepaying or repaying the Replacement Credit Line in accordance with the Replacement Credit Documents, prepaying or repaying any obligation under the Australian Intercompany Credit Agreement in accordance with the terms thereof, (ii) making, to the extent permitted by the terms thereof, regularly scheduled or otherwise required repayments or redemptions of Indebtedness, (iii) prepaying any Indebtedness payable to any Loan Party, (iv) prepaying, renewing, extending, refinancing and refunding Indebtedness, as long as such renewal, extension, refinancing and refunding is permitted under
         Section 8.1(e) (Indebtedness), (v) exchanging any Indebtedness permitted hereunder (other than the Secured Obligations) for Stock or Stock Equivalents of Holdings or for Indebtedness permitted to be incurred hereunder, provided, however, that (A) in the case of any Stock or Stock Equivalents, no Loan Party is under any obligation as a result of such exchange to declare dividends on or redeem, purchase, retire, defease or otherwise acquire for value such Stock or Stock Equivalents (other than at the option of a Loan Party or after the latest maturity of any Permitted Unsecured Indebtedness but including solely at the option of other Persons and pursuant to a sinking fund obligation or otherwise), (B) in the case of such Indebtedness, such Indebtedness is junior to, or pari passu with, such exchanged Indebtedness and the Obligations and (C) such Stock, Stock Equivalents or Indebtedness is otherwise on terms no less favorable to the Loan Parties that those of such exchanged Indebtedness, and

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         (vi) repaying or prepaying Indebtedness incurred pursuant to clause
         (d), (h) or (n)(ii) of Section 8.1 (Indebtedness) in accordance with the terms thereof.

                  SECTION 8.7 RESTRICTION ON FUNDAMENTAL CHANGES; PERMITTED ACQUISITIONS

                  Except, other than in respect of clause (e) below, in connection with a Permitted Acquisition, none of Holdings or any Borrower shall, nor shall they permit any of their respective Subsidiaries to, (a) merge with any Person, (b) consolidate with any Person, (c) acquire all or substantially all of the Stock or Stock Equivalents of any Person, (d) acquire all or substantially all of the assets of any Person or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any Person, (e) enter into any Joint Venture (other than a Permitted Joint Venture) or own any Stock or Stock Equivalents in respect of any such Joint Venture or (f) create any Subsidiary unless, after giving effect to such creation, such Subsidiary is a Wholly-Owned Subsidiary of any Borrower, each Borrower is in compliance with Section 7.11 (Additional Collateral and Guaranties) within 10 Business Days after the creation thereof and the Investment in such Subsidiary is permitted under Section 8.3 (Investments); provided, however, that (x) any Domestic Subsidiary of the Company may be merged or consolidated with or into the Company or any Domestic Subsidiary Guarantor, as long as the Company or such Domestic Subsidiary Guarantor is the surviving corporation, (y) any Subsidiary of Australian Holdings may be merged or consolidated with or into any Australian Borrower or (if such Subsidiary is not an Australian Borrower) any Subsidiary Guarantor that is a Subsidiary of the Australian Holdings organized and existing under the laws of Australia, as long as such Australian Borrower or, as the case may be, such Subsidiary Guarantor is the surviving corporation.

                  SECTION 8.8 CHANGE IN NATURE OF BUSINESS

                  (a) No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, make any material change in the nature or conduct of its business as carried on at the date hereof, whether in connection with a Permitted Acquisition or otherwise.

                  (b) Holdings shall not engage in any business or activity and shall not own any significant assets or have any material liabilities other than (i) shares in the Stock of the Company, (ii) obligations under this Agreement, the other Loan Documents and the Related Documents or as part of the Transactions and Indebtedness permitted to be incurred by Holdings under Section 8.1 (Indebtedness) and (iii) activities that are incidental to (x) the maintenance of its corporate existence in compliance with applicable Requirements of Law and (y) legal, tax and accounting matters in connection with any activity otherwise permitted hereunder.

                  SECTION 8.9 TRANSACTIONS WITH PERMITTED JOINT VENTURES AND AFFILIATES

                  Except for the transactions set forth on Schedule III (Post-Closing Acquisition Transactions), no Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, except as otherwise expressly permitted herein (including under the Related Documents or as part of the Transactions), do any of the following: (a) make any Investment in an Affiliate of the Company that is not a Subsidiary of the Company or a Permitted Joint Venture, (b) transfer, sell, lease, assign or otherwise dispose of any asset to any Affiliate of any Borrower that is not a Subsidiary of the Company or a Permitted Joint Venture (other than Restricted Payments permitted under Section
8.5 (Restricted Payments)), (c) merge into or consolidate with or purchase or acquire assets from any Affiliate of any Borrower that is not a Subsidiary of the Company, (d) repay any

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


Indebtedness to any Affiliate of any Borrower that is not a Subsidiary of any Borrower or a Permitted Joint Venture or (e) enter into any transaction pursuant to the Cattle Supply Agreement or enter into any other transaction directly or indirectly with or for the benefit of any Permitted Joint Venture or any Affiliate of any Borrower that is not a Guarantor (including guaranties and assumptions of obligations of any such Affiliate), except, in the case of clauses (a) through (e) above, for (i) transactions in the ordinary course of business, not otherwise prohibited hereunder and on a basis no less favorable to such Borrower or such Subsidiary as would be obtained in a comparable arm's length transaction with a Person not an Affiliate thereof and not a Permitted Joint Venture, (ii) salaries and other director or employee compensation to officers or directors of the Company or any of its Subsidiaries in the ordinary course of business, (iii) Restricted Payments permitted under Section 8.5 (Restricted Payments), (iv) payments pursuant to the Tax Sharing Agreement described in Section 8.5(c)(ii) (Restricted Payments) and payments pursuant to any Loan Document or any Related Document and (v) payments contemplated in the Management Agreement or the Financial Advisory Agreement, each in the form presented to the Administrative Agent on the date hereof in the amounts contemplated therein on the date hereof; provided, however, that, notwithstanding anything else to the contrary in this Agreement, no such payments shall be made under the Management Agreement or the Financial Advisory Agreement as long as any Default or Event of Default has occurred and is continuing.

                  SECTION 8.10 LIMITATIONS ON RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS; NO NEW NEGATIVE PLEDGE

                  Except pursuant to the Loan Documents, any Permitted Unsecured Debt Document and any agreements governing purchase money Indebtedness or Capital Lease Obligations permitted by Section 8.1(b), (d) or (e) (Indebtedness) (in which latter case, any prohibition or limitation shall only be effective against the assets financed thereby), no Borrower shall, nor shall any Borrower permit any of its Subsidiaries (other than Permitted Joint Ventures) to, (a) agree to enter into or suffer to exist or become effective any Contractual Obligation expressly restricting, or other consensual encumbrance or express restriction of any kind on, the ability of such Subsidiary to pay dividends or make any other distribution or transfer of funds or assets or make loans or advances to or other Investments in, or pay any Indebtedness owed to, any Borrower or any Subsidiary of any Borrower or (b) enter into or suffer to exist or become effective any Contractual Obligation prohibiting or limiting the ability of any Borrower or any Subsidiary of any Borrower to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, to secure the Obligations, including any agreement requiring any other Indebtedness or Contractual Obligation to be equally and ratably secured with the Obligations.

                  SECTION 8.11 MODIFICATION OF CONSTITUENT DOCUMENTS

                  None of Holdings or any Borrower shall, nor shall they permit any of their respective Subsidiaries to, amend its Constituent Documents, except for changes and amendments that are permitted by this Agreement or do not materially adversely affect the rights and privileges of Holdings, any Borrower or any of their respective Subsidiaries and do not materially adversely affect the interests of the Administrative Agent, the Australian Agent, the Australian Collateral Trustee, the Lenders, the Issuers or the other Secured Parties under the Loan Documents or in the Collateral.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  SECTION 8.12 MODIFICATION OF RELATED DOCUMENTS

                  Neither Holdings nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, (a) alter, rescind, terminate, amend, supplement, waive or otherwise modify any provision of any Related Document (except for modifications to the terms of any Permitted Unsecured Debt Document permitted under Section 8.13 (Modification of Permitted Unsecured Indebtedness) and modifications that do not materially adversely affect the rights and privileges of Holdings, any Borrower or any of their respective Subsidiaries under such Related Document and that do not materially adversely affect the interests of the Secured Parties under the Loan Documents or in the Collateral) or (b) permit any breach or default to exist under any Related Document or take or fail to take any action thereunder, except for those that would not result in any breach or default thereunder, if to do so could reasonably be expected to have a Material Adverse Effect.

                  SECTION 8.13 MODIFICATION OF PERMITTED UNSECURED INDEBTEDNESS

                  Neither Holdings nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, change or amend the terms of any Permitted Unsecured Debt Document if the effect of such amendment is to (a) increase the interest rate (or decrease the portion of such interest rate that is not required to be paid in cash) on any Permitted Unsecured Indebtedness, (b) change the dates upon which payments of principal or interest are due on any Permitted Unsecured Indebtedness other than, in each case, to extend such dates,
(c) change any default or event of default other than to delete or make less restrictive any default provision therein, or add any covenant with respect to any Permitted Unsecured Indebtedness, (d) change the redemption or prepayment provisions of any Permitted Unsecured Indebtedness other than to extend the dates therefor or to reduce the premiums payable in connection therewith, (e) change any subordination provision of any Permitted Unsecured Indebtedness or
(f) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights to the holder of any Permitted Unsecured Indebtedness in a manner adverse to Holdings, any Borrower, any of their respective Subsidiaries, the Administrative Agent, the Australian Agent, the Australian Collateral Trustee or any Lender, Issuer or other Secured Party.

                  SECTION 8.14 ACCOUNTING CHANGES; FISCAL YEAR

                  Neither Holdings nor any Borrower shall, nor shall they permit any of their respective Subsidiaries to, change its (a) accounting treatment and reporting practices or tax reporting treatment, except as required by GAAP or any Requirement of Law and disclosed to the Lenders and the Administrative Agent or (b) Fiscal Year; provided, however, that, to the extent the Company shall not have changed its Fiscal Year from a Fiscal Year ending May 31 to a Fiscal Year ending August 31 on or before the Closing Date, the Company shall be permitted to make such change at any time prior to the Sunday immediately preceding May 31, 2003.

                  SECTION 8.15 MARGIN REGULATIONS

                  No part of the proceeds of any Borrowings or borrowing of any Swing Loans shall be used, whether directly or indirectly, for any purpose that entails a violation of Regulation T, U or X of the Federal Reserve Board.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  SECTION 8.16 SARBANES-OXLEY ACT

                  Neither Holdings nor any Borrower shall, nor shall they permit any of their Subsidiaries to, make any loans to any directors or executive officer (or equivalent thereof) in violation of Section 402 of the Sarbanes-Oxley Act (Section 13 of the Exchange Act) or fail to comply with any other provision of the Sarbanes-Oxley Act.

                  SECTION 8.17 OPERATING LEASES; SALE/LEASEBACKS

                  (a) No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, become or remain liable as lessee or guarantor or other surety with respect to any operating lease, unless the Dollar Equivalent of the aggregate amount of all rents paid or accrued under all such operating leases shall not exceed $15,000,000 in any Fiscal Year.

                  (b) No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, enter into any sale and leaseback transaction if, after giving effect to such sale and leaseback transaction, the Dollar Equivalent of the aggregate Fair Market Value of all properties covered by sale and leaseback transactions would exceed $25,000,000.

                  SECTION 8.18 NO SPECULATIVE TRANSACTIONS

                  No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, engage in any speculative transaction or in any transaction involving Hedging Contracts except as for the sole purpose of hedging in the normal course of business and consistent with industry practices.

                  SECTION 8.19 COMPLIANCE WITH ERISA

                  None of Holdings or any Borrower shall cause or permit to occur, nor shall any Borrower permit any of its Subsidiaries or ERISA Affiliates to cause or permit to occur, (a) an event that could result in the imposition of a Lien under Section 412 of the Code or Section 302 or 4068 of ERISA or (b) any ERISA Event that, individually or in the aggregate, would have a Material Adverse Effect or (c) without the prior approval of the Administrative Agent (which approval shall not be unreasonably withheld), establishment of a Title IV Plan or contribution to a Multiemployer Plan other than such Plans listed on
Schedule 4.17 (List of Plans). None of Holdings, the Company or any of the Company's Subsidiaries shall take any action (including any steps to terminate any Compensation Plan), or make any omission (including any failure to make any required contributions to any Compensation Plan), with respect to any Compensation Plan, in either case that could reasonably be expected to (i) result in liabilities to Holdings, the Company or any of the Company's Subsidiaries the Dollar Equivalent of which shall be in excess of $7,000,000 in the aggregate, (ii) give rise to a Lien over any of the properties, assets or revenues of Holdings, the Company or any of the Company's Subsidiaries or (iii) result in a Material Adverse Effect.

                  SECTION 8.20 ENVIRONMENTAL

                  No Borrower shall, nor shall any Borrower permit any of its Subsidiaries to, allow a Release of any Contaminant in violation of any Environmental Law; provided, however, that no Borrower shall be deemed in violation of this Section 8.20 if all Environmental Liabilities and Costs (other than those reflected in the Projections or the Financial Statements that were

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


delivered pursuant to Section 4.4 (Financial Statements) prior to the date hereof) incurred or reasonably expected to be incurred by the Loan Parties as the consequence of all such Releases shall not have a Dollar Equivalent exceeding $7,000,000 in the aggregate.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

                  SECTION 9.1 EVENTS OF DEFAULT

                  Each of the following events shall be an Event of Default:

                  (a) any Borrower shall fail to pay any principal of any Loan or any Reimbursement Obligation when the same becomes due and payable; or

                  (b) any Borrower shall fail to pay any interest on any Loan, any fee under any of the Loan Documents or any other Obligation (other than one referred to in clause (a) above) and such non-payment continues for a period of five Business Days after the due date therefor; or

                  (c) any representation or warranty made or deemed made by any Loan Party in any Loan Document or by any Loan Party (or any of its officers) in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or

                  (d) any Loan Party shall fail to perform or observe (i) any term, covenant or agreement contained in Article V (Financial Covenants), Section 6.2 (Default Notices), 7.1 (Preservation of Corporate Existence, Etc.), 7.6 (Access), 7.9 (Use of Proceeds; Ranking), 7.11 (Additional Collateral and Guaranties), 7.13(a) (Control Accounts; Approved Deposit Accounts), 7.14 (Real Property), 7.15 (Post-Closing Deliveries) or Article VIII (Negative Covenants), (ii) any term, covenant or agreement contained in Section 6.1 (Financial Statements), if such failure shall remain unremedied for 5 days, or
         (iii) any other term, covenant or agreement contained in this Agreement or in any other Loan Document if such failure under this clause (iii) shall remain unremedied for 30 days after the earlier of (A) the date on which a Responsible Officer of any Borrower becomes aware of such failure and (B) the date on which written notice thereof shall have been given to the Company by any Agent, Lender, Issuer or other Secured Party; or

                  (e) (i) Holdings, any Borrower or any Subsidiary of any Borrower shall fail to make any payment on any Indebtedness of Holdings, any such Borrower or any such Subsidiary (other than the Obligations) or any Guaranty Obligation in respect of Indebtedness of any other Person, (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness or (iii) any such Indebtedness shall become or be declared to be due and payable, or required to be prepaid or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, and, for each of clause (i), (ii) and (iii) above, such failure relates to Indebtedness having a principal amount whose

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         Dollar Equivalent equals or exceeds $10,000,000, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or

                  (f) (i) Holdings, any Borrower or any Subsidiary of any Borrower shall (A) generally not pay its debts as such debts become due, shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors or (B) in the case of any Australian Subsidiary, have a controller or be insolvent, under administration or insolvency, in receivership, in receivership and management, in liquidation, in provisional liquidation, under administration, wound up, subject to any arrangement, deed of arrangement, assignment or composition, protected from creditors under any statute or dissolved (other than to carry out a reconstruction while solvent), in each case under and as defined Australian Requirements of Law (including the Australian Corporations
         Act), (ii) any proceeding shall be instituted by or against Holdings, any Borrower or any Subsidiary of any Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts, under any Requirement of Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official for it or for any substantial part of its property; provided, however, that, in the case of any such proceedings instituted against Holdings, any Borrower or any Subsidiary of any Borrower (but not instituted by Holdings, any Borrower or any Subsidiary of any Borrower), either such proceedings shall remain undismissed or unstayed for a period of 60 days or more or any action sought in such proceedings shall occur or (iii) Holdings, any Borrower or any Subsidiary of any Borrower shall take any corporate action to authorize any action set forth in clauses (i) and (ii) above; or

                  (g) one or more judgments or orders (or other similar process) involving, in the case of money judgments, an aggregate amount whose Dollar Equivalent exceeds $7,000,000, to the extent not covered by insurance, shall be rendered against one or more of any Loan Party and its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (h) an ERISA Event shall occur and the amount of all liabilities and deficiencies resulting therefrom, whether or not assessed, exceeds $10,000,000 in the aggregate; or

                  (i) Holdings, the Company or any of its Subsidiaries shall take any action (including any steps to terminate any Compensation
         Plan), or make any omission (including any failure to make any required contributions to any Compensation Plan), with respect to any Compensation Plan, in either case that could reasonably be expected to
         (i) result in liabilities for Holdings, the Company or any of the Company's Subsidiaries the Dollar Equivalent of which shall be in excess of $10,000,000 in the aggregate, (ii) give rise to a Lien over any of the properties, assets or revenues of Holdings, the Company or any of the Company's Subsidiaries or (iii) result in a Material Adverse Effect; or

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (j) any provision of any Loan Document after delivery thereof shall for any reason fail or cease to be valid and binding on, or enforceable against, any Loan Party party thereto, or any Loan Party shall so state in writing (and, if such invalidity (together with all other invalidities existing at the time of determination thereof) relates solely to Collateral whose aggregate value has a Dollar Equivalent of $1,000,000 or less and such invalidity is such so as to be amenable to cure without material disadvantage to the position of the Administrative Agent, the Australian Agent, the Australian Collateral Trustee and the other Secured Parties under any Loan Document, such invalidity shall not be cured within 30 days of the earlier of such Loan Party so stating in writing or delivery of notice thereof by the Administrative Agent to the Company (or such shorter period as shall be specified by the Administrative Agent and is reasonable under the circumstances)); or

                  (k) any Collateral Document shall for any reason fail or cease to create a valid and enforceable Lien on any Collateral purported to be covered thereby or, except as permitted by the Loan Documents, such Lien shall fail or cease to be a perfected and first-priority Lien, or the Sponsors, SFC, S&C 2 or any Loan Party shall so state in writing (and, if such invalidity relates solely to Collateral whose aggregate value has a Dollar Equivalent of $1,000,000 or less and such invalidity is such so as to be amenable to cure without material disadvantage to the position of the Administrative Agent, the Australian Agent, the Australian Collateral Trustee and the other Secured Parties under any Loan Document, such invalidity shall not be cured within 30 days of the earlier of any Loan Party having so stated in writing or the delivery of notice thereof by the Administrative Agent to the Company (or such shorter period as shall be specified by the Administrative Agent and is reasonable under the circumstances)); or

                  (l) there shall occur any Change of Control or any "Change of Control" under and as defined in any Permitted Unsecured Debt Document or any similar event requiring any Loan Party to offer to purchase any Indebtedness referred to in Section 8.1(n) (Indebtedness); or

                  (m) there shall occur any Australian Event of Default; or

                  (n) at any time (other than, to the extent such Australian Asset Sale is permitted pursuant to Section 8.4(j) (Sale of Assets), on and after the date of the consummation of the Australian Asset Sale), the Company shall cease to own 100% of the Stock of Australian Holdings or, after its acquisition thereof pursuant to the Acquisition, Australian Holdings shall cease to own 100% of the Stock of the Australian Company; or

                  (o) one or more of Holdings, any Borrower and any Subsidiary of any Borrower shall have entered into one or more consent or settlement decrees or agreements or similar arrangements with a Governmental Authority or one or more judgments, orders, decrees or similar actions shall have been entered against one or more of Holdings, any Borrower and any Subsidiary of any Borrower based on or arising from the violation of or pursuant to any Environmental Law, or the generation, storage, transportation, treatment, disposal or Release of any Contaminant and, in connection with all the foregoing, Holdings, the Company and its Subsidiaries are likely to incur in any Fiscal Year Environmental Liabilities and Costs whose Dollar Equivalent shall exceed $7,000,000 in the aggregate that were not reflected in the Projections or the Financial

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         Statements delivered pursuant to Section 4.4 (Financial Statements) prior to the date hereof.

                  SECTION 9.2 REMEDIES

                  During the continuance of any Event of Default, the Administrative Agent (a) may, and, at the request of the Requisite Lenders, shall, by notice to the Company declare that all or any portion of the Commitments be terminated, whereupon the obligation of each Lender to make any Loan and each Issuer to Issue any Letter of Credit shall immediately terminate and the Australian Dollar Sublimits of each Australian Dollar Lender shall be reduced to zero and (b) may, and, at the request of the Requisite Lenders, shall, by notice to the Company, declare the Loans, all interest thereon and all other amounts and Obligations payable under this Agreement to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts and Obligations shall become and be forthwith due and payable and the Australian Dollar Sublimit of each Lender shall be reduced to zero, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Borrower; provided, however, that upon the occurrence of the Events of Default specified in Section 9.1(f) (Events of Default), (x) the Commitments of each Lender to make Loans and the commitments of each Lender and Issuer to Issue or participate in Letters of Credit shall each automatically be terminated and (y) the Loans, all such interest and all such amounts and Obligations shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each Borrower. In addition to the remedies set forth above, the Administrative Agent, the Australian Agent and the Collateral Trustee may exercise any remedies provided for by the Collateral Documents in accordance with the terms thereof or any other remedies provided by applicable law.

                  SECTION 9.3 ACTIONS IN RESPECT OF LETTERS OF CREDIT

                  At any time (i) on the Revolving Credit Termination Date, (ii) after the Revolving Credit Termination Date when the aggregate funds in all Cash Collateral Accounts of any Borrower shall be less than 102% of the outstanding Letter of Credit Obligations of such Borrower, (iii) to the extent required by
Section 2.9(d) or (e) (Mandatory Prepayments) and (iv) to the extent required by any Issuer of Governmental Bank Guarantees or by the Australian Agent in respect of Government Bank Guarantees, such Borrower shall pay to the Administrative Agent in immediately available Dollars at the Administrative Agent's office referred to in Section 11.8 (Notices, Etc.), for deposit in such Borrower's Cash Collateral Accounts, the amounts required in Dollars so that the aggregate funds in Dollars in the Cash Collateral Accounts of such Borrower shall equal or exceed (x) in the case of clauses (i), (ii) and (iv) above, 102% of the sum of all outstanding Letter of Credit Obligations of such Borrower, (y) in the case of clause (iii) above, the amount required by such Section 2.9(d) or (e) (Mandatory Prepayments) to be maintained in such account to cash collateralize Letter of Credit Obligations. The Administrative Agent and the Australian Agent may, from time to time after funds are deposited in any Cash Collateral Account, apply funds then held in such Cash Collateral Account to the payment of any amounts, in accordance with Section 2.13(g) (Payments and Computations), as shall have become or shall become due and payable by any Borrower to the Issuers or Lenders in respect of the aggregate Letter of Credit Obligations of the Borrowers. Each of the Administrative Agent and the Australian Agent shall promptly give written notice of any such application; provided, however, that the failure to give such written notice shall not invalidate any such application. When permitted under Section 2.9(e) (Mandatory Prepayments) and
Section 2.13 (Payments and Computations), after all Letters of Credit shall have expired or be

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


fully drawn and all Letter of Credit Obligations and other Obligations shall have been paid in full, the balance (if any) in such Cash Collateral Accounts shall be returned to the Borrower or other Person lawfully entitled thereto.

                  SECTION 9.4 RESCISSION

                  If at any time after termination of the Commitments or acceleration of the maturity of the Loans, each Borrower shall pay all arrears of interest and all payments on account of principal of the Loans owing by it and Reimbursement Obligations of such Borrower that shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified herein) and all Events of Default and Defaults (other than non-payment of principal of and accrued interest on the Loans due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 11.1 (Amendments, Waivers, Etc.), then upon the written consent of the Requisite Lenders and written notice to the Company, the termination of the Commitments or the acceleration and their consequences may be rescinded and annulled; provided, however, that such action shall not affect any subsequent Event of Default or Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are intended merely to bind the Lenders and the Issuers to a decision that may be made at the election of the Requisite Lenders, and such provisions are not intended to benefit any Borrower and do not give any Borrower the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

                                    ARTICLE X

                     THE ADMINISTRATIVE AGENT; OTHER AGENTS

                  SECTION 10.1 AUTHORIZATION AND ACTION

                  (a) Each Lender and each Issuer hereby appoints Citicorp as the Administrative Agent and the Australian Agent and Citisecurities as the Australian Collateral Trustee hereunder and each Lender and each Issuer authorizes each of the Administrative Agent, Australian Agent and Australian Collateral Trustee to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent, the Australian Agent and the Australian Collateral Trustee under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender and each Issuer hereby authorizes the Administrative Agent, the Australian Agent and the Australian Collateral Trustee to (i) execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent, the Australian Agent or the Australian Collateral Trustee is a party, to (ii) exercise all rights, powers and remedies that the Administrative Agent, the Australian Agent or the Australian Collateral Trustee may have under such Loan Documents, (iii) in the case of the Collateral Documents, to act as agent for the Lenders, Issuers and the other Secured Parties under such Collateral Documents and (iv) solely for the purposes of limiting the amount of parties to a Japanese enforcement proceeding and in the expectation or preparation of such a Japanese enforcement proceeding, and solely, in the Administrative Agent's judgement at the time of such relinquishment and after giving effect thereto, if the Administrative

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         Agent is satisfied that (A) the Obligations owing to the Lenders and Issuers remaining beneficiaries of the Japanese Stock Pledges at such time would seem to suffice to appropriately enforce the Lenders' and Issuers' Japanese Stock Pledges and (B) such remaining Lenders and Issuers have agreed to comply with Section 11.7 (Sharing of Payments, Etc.), to act in the name of such Lender or Issuer, and to execute all appropriate documents and perform appropriate actions in respect thereto, to relinquish such Lender's or Issuer's rights under either Japanese Stock Pledge. Each Lender and each Issuer hereby appoints JPMorgan as Syndication Agent and each of GECC, U.S. Bank and Rabobank as Documentation Agent and hereby authorizes each of them to act in such capacity on behalf of each such Lender and each such Issuer in accordance with the terms of this Agreement and the other Loan Documents.

                  (b) As to any matters not expressly provided for by this Agreement and the other Loan Documents (including enforcement or collection), none of the Administrative Agent, the Australian Agent or the Australian Collateral Trustee shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders, and such instructions shall be binding upon all Lenders and each Issuer; provided, however, that none of the Administrative Agent, the Australian Agent or the Australian Collateral Trustee shall be required to take any action that (i) such Agent in good faith believes exposes such Agent to personal liability unless such Agent receives an indemnification satisfactory to it from the Lenders and the Issuers with respect to such action or (ii) is contrary to this Agreement or applicable law; and provided, further, that each of the Administrative Agent and the Australian Agent may forward instructions to the Australian Collateral Trustee to perform, pursuant to any Australian Collateral Document, any action permitted hereunder and the Australian Collateral Trustee shall, when not prohibited to do so under the applicable Australian Collateral Document, follow such instructions. Each of the Administrative Agent, the Australian Agent and the Australian Collateral Trustee agrees to give to each Lender and each Issuer prompt notice of each notice given to it by any Loan Party pursuant to the terms of this Agreement or the other Loan Documents.

                  (c) In performing its functions and duties hereunder and under the other Loan Documents, each of the Administrative Agent and the Australian Agent is acting solely on behalf of the Lenders and the Issuers and each of the duties of the Administrative Agent, the Australian Agent and the Australian Collateral Trustee are entirely administrative in nature. None the Administrative Agent, the Australian Agent or the Australian Collateral Trustee assumes, and none shall be deemed to have assumed, any obligation other than as expressly set forth herein and in the other Loan Documents or any other relationship as the agent, fiduciary or trustee of or for any Lender, Issuer or holder of any other Obligation. Each of the Administrative Agent, the Australian Agent and the Australian Collateral Trustee may perform any of its duties under any Loan Document by or through its agents, employees or Affiliates and may delegate its duties to its Affiliates. Each Lender and Issuer hereby acknowledges and agrees that Citicorp may perform its duties as Australian Agent through Citibank Australia.

                  (d) Duties of Other Agents. Notwithstanding anything to the contrary contained in this Agreement, each of JPMorgan, GECC, U.S. Bank and Rabobank is a Lender designated as "Syndication Agent" or "Documentation Agent" for title purposes only and,

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         in such capacity, shall have no obligations or duties whatsoever under this Agreement or any other Loan Document to any Loan Party, any Lender or any Issuer and shall have no rights separate from its rights as a Lender except as expressly provided in this Agreement.

                  SECTION 10.2 AGENT'S RELIANCE, ETC.

                  No Agent, no Affiliate of any Agent and no director, officer, agent or employee of any of them shall be liable for any action taken or omitted to be taken by it, him, her or them under or in connection with this Agreement or the other Loan Documents, except for its, his, her or their own gross negligence or willful misconduct. Without limiting the foregoing, each of the Administrative Agent, the Australian Agent and the Australian Collateral Trustee
(a) may treat the payee of any Note or Australian Debenture as its holder until such Note or Australian Debenture has been assigned in accordance with Section
11.2 (Assignments and Participations), (b) may rely on the Register to the extent set forth in Section 11.2(c) (Assignments and Participations), (c) may consult with legal counsel (including counsel to any Borrower or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (d) makes no warranty or representation to any Lender or Issuer and shall not be responsible to any Lender or Issuer for any statements, warranties or representations made by or on behalf of any Borrower or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document, (e) shall not have any duty to ascertain or to inquire either as to the performance or observance of any term, covenant or condition of this Agreement or any other Loan Document, as to the financial condition of any Loan Party or as to the existence or possible existence of any Default or Event of Default, (f) shall not be responsible to any Lender or Issuer for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto and (g) shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which writing may be a telecopy or electronic mail) or any telephone message believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 10.3 EACH AGENT INDIVIDUALLY

                  With respect to their Ratable Portions and Australian Dollar Ratable Portions, to the extent any of them is a Lender hereunder, each of Citicorp, JPMorgan, Citibank Australia, Citisecurities, GECC, U.S. Bank and Rabobank shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Australian Dollar Lenders", "Lenders", "Revolving Credit Lenders", "Term Loan Lenders", "Requisite Lenders", "Requisite Revolving Credit Lenders", "Requisite Term Loan Lenders", "Requisite Australian Dollar Lenders" and any similar terms shall, unless the context clearly otherwise indicates, include, without limitation, each of Citicorp, JPMorgan, Citibank Australia, Citisecurities, GECC, U.S. Bank and Rabobank in its individual capacity as an Australian Dollar Lender, Lender, Revolving Credit Lender, Term Loan Lender or as one of the Requisite Lenders, Requisite Revolving Credit Lenders, Requisite Term Loan Lenders, Requisite Australian Dollar Lenders. Each of Citicorp, JPMorgan, Citibank Australia, Citisecurities, GECC, U.S. Bank and Rabobank and each of their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


other business with, any Loan Party as if Citicorp was not acting as Administrative Agent and the Australian Agent, JPMorgan was not acting as Syndication Agent, Citibank Australia was not acting as the Australian Agent, Citisecurities was not acting as the Australian Collateral Trustee and none of GECC, U.S. Bank or Rabobank was acting as Documentation Agent.

                  SECTION 10.4 LENDER CREDIT DECISION

                  Each Lender and each Issuer acknowledges that it shall, independently and without reliance upon any Agent or any other Lender conduct its own independent investigation of the financial condition and affairs of each Borrower and each other Loan Party in connection with the making and continuance of the Loans and with the issuance of the Letters of Credit. Each Lender and each Issuer also acknowledges that it shall, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and other Loan Documents.

                  SECTION 10.5 INDEMNIFICATION

                  Each Lender agrees to indemnify each Agent, each of their respective Affiliates, and each director, officer, employee, agent and advisor of any of them (to the extent not reimbursed by any Borrower), from and against such Lender's aggregate Ratable Portion in the Facilities of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements (including reasonable fees, expenses and disbursements of financial and legal advisors) of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against, any Agent (in its capacity as such) or any of Affiliate, director, officer, employee, agent and advisor of any Agent (in its capacity as such) in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by any Agent (in its capacity as such) under this Agreement or the other Loan Documents; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's or such Affiliate's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse each Agent promptly upon demand for its Ratable Portion in the Facilities of any out-of-pocket expenses (including reasonable fees, expenses and disbursements of financial and legal advisors) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of its rights or responsibilities under, this Agreement or the other Loan Documents, to the extent that such Agent is not reimbursed for such expenses by any Borrower or any other Loan Party.

                  SECTION 10.6 SUCCESSOR ADMINISTRATIVE AGENT, AUSTRALIAN AGENT AND AUSTRALIAN COLLATERAL TRUSTEE

                  (a) The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Company. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Requisite Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, selected from among the Lenders. In either case, such appointment shall be subject to the prior written approval of the

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         Company (which approval may not be unreasonably withheld and shall not be required upon the occurrence and during the continuance of an Event of Default). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent's resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. After such resignation, the retiring Administrative Agent shall continue to have the benefit of this Article X as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

                  (b) The Australian Agent may resign at any time by giving written notice thereof to the Lenders and the Company. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Australian Agent. If no successor Australian Agent shall have been so appointed by the Requisite Lenders, and shall have accepted such appointment, within 30 days after the retiring Australian Agent's giving of notice of resignation, then the retiring Australian Agent may, on behalf of the Lenders, appoint a successor Australian Agent, selected from among the Lenders. In either case, such appointment shall be subject to the prior written approval of the Company (which approval may not be unreasonably withheld and shall not be required upon the occurrence and during the continuance of an Event of Default). Upon the acceptance of any appointment as Australian Agent by a successor Australian Agent, such successor Australian Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Australian Agent, and the retiring Australian Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Australian Agent's resignation hereunder as Australian Agent, the retiring Australian Agent shall take such action as may be reasonably necessary to assign to the successor Australian Agent its rights as Australian Agent under the Loan Documents. After such resignation, the retiring Australian Agent shall continue to have the benefit of this Article X as to any actions taken or omitted to be taken by it while it was Australian Agent under this Agreement and the other Loan Documents.

                  (c) The Australian Collateral Trustee may resign, and a successor Australian Collateral Trustee may, with the consent of the Administrative Agent, be appointed on the terms set forth in the Australian Collateral Documents. Upon the acceptance of any appointment as Australian Collateral Agent by a successor Australian Collateral Agent, such successor Australian Collateral Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Australian Collateral Agent, and the retiring Australian Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Australian Collateral Agent's resignation hereunder as Australian Collateral Agent, the retiring Australian Collateral Agent shall take such action as may be reasonably necessary to assign to the successor Australian Collateral Agent its rights as Australian Collateral Agent under the Loan Documents. After such resignation, the retiring Australian Collateral Agent shall continue to have the benefit of this Article X as to any

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         actions taken or omitted to be taken by it while it was Australian Collateral Agent under this Agreement and the other Loan Documents.

                  SECTION 10.7 CONCERNING THE COLLATERAL AND THE COLLATERAL DOCUMENTS

                  (a) Each Lender and each Issuer agrees that any action taken by the Administrative Agent, the Australian Agent, the Australian Collateral Trustee or the Requisite Lenders (or, where required by the express terms of this Agreement, a greater proportion of the Lenders) in accordance with the provisions of this Agreement or of the other Loan Documents, and the exercise by the Administrative Agent, the Australian Agent, the Australian Collateral Trustee or the Requisite Lenders (or, where so required, such greater proportion of the Lenders) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders, Issuers and other Secured Parties. Without limiting the generality of the foregoing, each of the Administrative Agent, the Australian Agent and the Australian Collateral Trustee shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for the Lenders and the Issuers with respect to all payments and collections arising in connection herewith and with the Collateral Documents, (ii) execute and deliver each Collateral Document and accept delivery of each such agreement delivered by any Borrower or any Subsidiary of any Borrower, (iii) act as collateral agent for the Lenders, the Issuers and the other Secured Parties for purposes of the perfection of all security interests and Liens created by such agreements and all other purposes stated therein, provided, however, that each of the Administrative Agent, the Australian Agent and the Australian Collateral Trustee hereby appoints, authorizes and directs each other Agent and each Lender and Issuer to act as collateral sub-agent for the Administrative Agent, the Australian Agent, the Australian Collateral Trustee, the Lenders and the Issuers for purposes of the perfection of all security interests and Liens with respect to the Borrowers' and their Subsidiaries' respective Deposit Accounts maintained with, and cash and Cash Equivalents held by, such Lender or such Issuer, (iv) manage, supervise and otherwise deal with the Collateral, (v) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and Liens created or purported to be created by the Collateral Documents and (vi) except as may be otherwise specifically restricted by the terms hereof or of any other Loan Document, exercise all remedies given to the Administrative Agent, the Australian Agent, the Australian Collateral Trustee, the Lenders, the Issuers and the other Secured Parties with respect to the Collateral under the Loan Documents relating thereto, applicable law or otherwise.

                  (b) Each of the Lenders and the Issuers hereby directs, in accordance with the terms hereof, the Administrative Agent and the Australian Collateral Trustee to release (or, in the case of clause
         (ii) below, release or subordinate) any Lien or Guaranty held by the Administrative Agent or the Australian Collateral Trustee for the benefit of the Lenders and the Issuers against any of the following:

                           (i) all of the Collateral and all Loan Parties, upon termination of the Commitments and payment and satisfaction in full of all Loans, all Reimbursement Obligations and all other Obligations that the Administrative Agent has been notified in writing are then due and payable (and, in respect of contingent Letter of Credit Obligations of any Borrower, with respect to which cash collateral has been deposited or a back-up letter of credit or bank guarantee has been issued, in either case in the

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         appropriate currency and on terms satisfactory to the Administrative Agent and the applicable Issuers);

                           (ii) any assets that are subject to a Lien permitted by Section 8.2(d) or (e) (Liens, Etc.);

                           (iii) any Stock and Stock Equivalents of a Permitted Joint Venture, solely to the extent necessary to permit the creation and maintenance of a Lien permitted under Section 8.2(h) (Liens, Etc.); and

                           (iv) any Loan Party (other than the Company) if such Loan Party is sold or disposed of in a sale or disposition permitted by this Agreement (or permitted pursuant to a waiver or consent given in accordance with the terms of this Agreement with respect to a transaction otherwise prohibited by this Agreement) or any part of the Collateral sold or disposed of by a Loan Party, if such sale or disposition is permitted by this Agreement (or permitted pursuant to a waiver or consent given in accordance with the terms of this Agreement with respect to a transaction otherwise prohibited by this Agreement).

Each of the Lenders and the Issuers hereby directs the Administrative Agent and the Australian Collateral Trustee to execute and deliver or file such termination and partial release statements and do such other things as are necessary to release Liens to be released pursuant to this Section 10.7 promptly upon the effectiveness of any such release.

                  SECTION 10.8 COLLATERAL MATTERS RELATING TO RELATED
OBLIGATIONS

                  The benefit of the Loan Documents and of the provisions of this Agreement relating to the Collateral shall extend to and be available in respect of any Secured Obligation arising under any Hedging Contract or Cash Management Obligation or that is otherwise owed to Persons other than the Agents, the Lenders and the Issuers (collectively, "Related Obligations") solely on the condition and understanding, as among the Administrative Agent, the Australian Agent and the Australian Collateral Trustee, on the one hand, and all Secured Parties, on the other hand, that (a) the Related Obligations shall be entitled to the benefit of the Loan Documents and the Collateral to the extent expressly set forth in this Agreement and the other Loan Documents and to such extent the Administrative Agent, the Australian Agent or the Australian Collateral Trustee shall hold, and have the right and power to act with respect to, the Guaranties and the Collateral on behalf of and as agent for the holders of the Related Obligations, but each of the Administrative Agent, the Australian Agent and the Australian Collateral Trustee is otherwise acting solely as agent for the Lenders and the Issuers and shall have no fiduciary duty, duty of loyalty, duty of care, duty of disclosure or other obligation whatsoever to any holder of Related Obligations, (b) all matters, acts and omissions relating in any manner to the Guaranties, the Collateral, or the omission, creation, perfection, priority, abandonment or release of any Lien, shall be governed solely by the provisions of this Agreement and the other Loan Documents and no separate Lien, right, power or remedy shall arise or exist in favor of any Secured Party under any separate instrument or agreement or in respect of any Related Obligation, (c) each Secured Party shall be bound by all actions taken or omitted, in accordance with the provisions of this Agreement and the other Loan Documents, by the Administrative Agent, the Australian Agent, the Australian Collateral Trustee and the Requisite Lenders, each of whom shall be entitled to act at its sole discretion and exclusively in its own interest given its own Commitments, Australian Dollar Sublimits and its own interest in the Loans, Letter of Credit Obligations and other

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


Obligations to it arising under this Agreement or the other Loan Documents, without any duty or liability to any other Secured Party or as to any Related Obligation and without regard to whether any Related Obligation remains outstanding or is deprived of the benefit of the Collateral or becomes unsecured or is otherwise affected or put in jeopardy thereby, (d) no holder of Related Obligations and no other Secured Party (except the Agents, the Lenders and the Issuers, to the extent set forth in this Agreement) shall have any right to be notified of, or to direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under this Agreement or the Loan Documents and (e) no holder of any Related Obligation shall exercise any right of setoff, banker's lien or similar right except to the extent such holder was granted such right in Section 11.6 (Right of Set-off).

                                   ARTICLE XI

                                  MISCELLANEOUS

                  SECTION 11.1 AMENDMENTS, WAIVERS, ETC.

                  (a) No amendment or waiver of any provision of this Agreement or any other Loan Document nor consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be in writing and signed by the Requisite Lenders (or by the Administrative Agent with the consent of the Requisite Lenders) and, in the case of any amendment, by each Borrower, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by each Lender directly affected thereby (or, with respect to clause (x) below, each Revolving Credit Lender directly affected thereby), in addition to the Requisite Lenders (or the Administrative Agent with the consent thereof), do any of the following:

                           (i) waive any condition specified in Section 3.1 (Conditions Precedent to Initial Loans and Letters of Credit) or 3.2(b) (Conditions Precedent to Each Loan and Letter of Credit), except with respect to a condition based upon another provision hereof, the waiver of which requires only the concurrence of the Requisite Lenders and, in the case of the conditions specified in Section 3.1 (Conditions Precedent to Initial Loans and Letters of Credit), subject to the provisions of Section 3.3 (Determinations of Initial Borrowing Conditions);

                           (ii) increase the Commitment or Australian Dollar Sublimit of such Lender or subject such Lender to any additional obligation; provided, however, that any such increase with respect to the Term Loan Commitment, the Revolving Credit Commitments or the Australian Dollar Sublimits shall require the consent of the Requisite Term Loan Lenders, the Requisite Revolving Credit Lenders, or the Requisite Australian Dollar Lenders, as the case may be;

                           (iii) extend the scheduled final maturity of any Loan owing to such Lender, or waive, reduce or postpone any scheduled date fixed for the payment or reduction of principal or interest of any such Loan or fees owing to such Lender (it being understood that Section 2.9 (Mandatory Prepayments) does not provide for scheduled

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         dates fixed for payment) or for the reduction of such Lender's Commitment or Australian Dollar Sublimit;

                           (iv) reduce or forgive the principal amount of any Loan or Reimbursement Obligation owing to such Lender (other than by the payment or prepayment thereof);

                           (v) reduce the rate of interest on any Loan or Reimbursement Obligation outstanding to such Lender or any fee payable hereunder to such Lender;

                           (vi) subordinate any of the Secured Obligations or any Liens securing the Secured Obligations;

                           (vii) postpone any scheduled date fixed for payment of such interest or fees owing to such Lender or waive any such payment;

                           (viii) change the aggregate Ratable Portions or Australian Dollar Ratable Portions of Lenders required for any or all Lenders to take any action hereunder;

                           (ix) release all or substantially all of the Collateral except as provided in Section 10.7(b) (Concerning the Collateral and the Collateral Documents) or release any Borrower from its payment obligation to such Lender under this Agreement, the Australian Debentures or the Notes (if any) owing to such Lender or release any Guarantor from its obligations under the Guaranties except in connection with the sale or other disposition of a Subsidiary Guarantor (or all or substantially all of the assets thereof) permitted by this Agreement (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by this Agreement);

                           (x) increase any of the percentages set forth in the definitions of "Fixed Asset Value", "Inventory Borrowing Base" and "Receivables Borrowing Base" above the maximum percentages stated in such definitions on the date hereof; or

                           (xi) amend Section 10.7(b) (Concerning the Collateral and the Collateral Documents), Section 11.7 (Sharing of Payments, Etc.), this Section 11.1 or either definition of the terms "Requisite Lenders", "Requisite Term Loan Lenders", "Requisite Revolving Credit Lenders", "Ratable Portion" or "Australian Dollar Ratable Portion";

and provided, further, that (x)(1) any modification of the application of payments to the Term Loans pursuant to Section 2.9 (Mandatory Prepayments) or
Section 2.13(g) (Payments and Computations), any waiver of any payment that would otherwise be made to the Term Loans pursuant to Section 2.9 (Mandatory Prepayments) shall require the consent of the Requisite Term Loan Lenders, (2) any modification of the application of payments to the Revolving Loans pursuant to Section 2.9 (Mandatory Prepayments) or Section 2.13(g) (Payments and Computations), any waiver of any payment that would otherwise be made to the Revolving Loans pursuant to Section 2.9 (Mandatory Prepayments) shall require the consent of the Requisite Revolving Credit Lenders, (3) any modification of the application of payments to the Australian Dollar Loans pursuant to Section
2.9 (Mandatory Prepayments) or Section 2.13(g) (Payments and Computations) expressly differentiating between the interests of the Australian Dollar Lenders and the Revolving Credit Lenders and materially adversely affecting the interests of either the

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


Australian Dollar Lenders or the Revolving Credit Lenders and any waiver of any payment that would otherwise be made to the Australian Dollar Loans pursuant to
Section 2.9 (Mandatory Prepayments) shall require the consent of the Requisite Australian Dollar Lenders or the Requisite Revolving Credit Lenders, as the case may be, and (4) any modification of the definition of the term "Requisite Australian Dollar Lenders" shall require the consent of all Australian Dollar Lenders, (y) no amendment, waiver or consent shall, unless in writing and signed by any Special Purpose Vehicle that has been granted an option pursuant to
Section 11.2(g) (Assignments and Participations) affect the grant or nature of such option or the right or duties of such Special Purpose Vehicle hereunder and
(z)(1) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or the other Loan Documents or change Section 11.7 (Sharing of Payments, Etc.), (2) no amendment, waiver or consent shall, unless in writing and signed by the Swing Loan Lender in addition to the Lenders required above to take such action, affect the rights or duties of the Swing Loan Lender under this Agreement or the other Loan Documents, (2) no amendment, waiver or consent shall, unless in writing and signed by the Australian Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Australian Agent under this Agreement or the other Loan Documents, (3) no amendment, waiver or consent shall, unless in writing and signed by the Australian Collateral Trustee in addition to the Lenders required above to take such action, affect the rights or duties of the Australian Collateral Trustee under this Agreement or the other Loan Documents and (4) no amendment, waiver or consent shall, unless in writing and signed by the Requisite Australian Dollar Lenders in addition to the Lenders required above to take such action, affect the rights or duties of the Australian Dollar Lenders under this Agreement or the other Loan Documents.

                  (b) The Administrative Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Borrower in any case shall entitle any Borrower to any other or further notice or demand in similar or other circumstances.

                  (c) If, in connection with any proposed amendment, modification, waiver or termination (a "Proposed Change") requiring the consent of all affected Lenders, the consent of Requisite Lenders is obtained but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 11.1 being referred to as a "Non-Consenting Lender"), then, as long as the Lender acting as the Administrative Agent is not a Non-Consenting Lender, at the Company's request, an Eligible Assignee acceptable to the Administrative Agent shall have the right with the Administrative Agent's consent and in the Administrative Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Administrative Agent's request, sell and assign to such Eligible Assignee, all of the Commitments, Term Loans, Australian Dollar Sublimit and aggregate Revolving Credit Outstandings (and the Australian Debentures corresponding to any of them) of such Non-Consenting Lender for an amount equal to the principal balance of all Loans held by the Non-Consenting Lender (other than, if such Eligible Assignee shall not be an Australian Dollar Lender, the Australian Dollar Loans owing to such Non-Consenting Lender) and all accrued and unpaid interest and fees with respect thereto through the date of sale; provided, however,

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         that such purchase and sale shall not be effective until the Administrative Agent shall have received from such Eligible Assignee an agreement in form and substance satisfactory to the Administrative Agent and the Company whereby such Eligible Assignee shall agree to be bound by the terms hereof and such Non-Consenting Lender shall have received payments of all Loans held by it and all accrued and unpaid interest and fees with respect thereto through the date of the sale; and provided, further, that, if such Non-Consenting Lender is an Australian Dollar Lender and such Eligible Assignee is not an Australian Dollar Lender, (i) such Eligible Assignee shall not be an assignee of the Australian Dollar Sublimit of such Non-Consenting Lender and may purchase the rights and obligations of such Non-Consenting Lender hereunder (other than in respect of the Australian Dollar Sublimit) as provided above, (ii) on the date of such purchase, the Australian Dollar Sublimit of such Non-Consenting Lender shall be terminated and such Non-Consenting Lender's Australian Dollar Ratable Portion of the Australian Dollar Outstandings shall be replaced by, in accordance with Section 2.11(d) (Conversion and Continuation), Base Rate Loans made in Dollars and, notwithstanding any other provision hereof, the proceeds of the Revolving Dollar Loans shall be given in their entirety to the Non-Consenting Lender and not, as may be otherwise provided hereunder, to each Australian Dollar Lender according to its Australian Dollar Ratable Portion. Each Lender agrees that, if it becomes a Non-Consenting Lender, it shall execute and deliver to the Administrative Agent an Assignment an Acceptance to evidence such sale and purchase and shall deliver to the Administrative Agent any Note (if the assigning Lender's Loans are evidenced by any Note) subject to such Assignment and Acceptance; provided, however, that the failure of any Non-Consenting Lender to execute an Assignment and Acceptance shall not render such sale and purchase (and the corresponding assignment) invalid.

                  SECTION 11.2 ASSIGNMENTS AND PARTICIPATIONS

                  (a) Each Lender may sell, transfer, negotiate or assign to one or more Eligible Assignees all or a portion of its rights and obligations hereunder (including all of its rights and obligations with respect to the Term Loans, the Revolving Dollar Loans, the Australian Dollar Loans, the Swing Loans and the Letters of Credit) to any Eligible Assignee (that is, (x) in case of any assignment by any Swing Loan Lender, a Swing Loan Lender and, (y) in case of any assignment by any Australian Dollar Lender of its Australian Dollar Outstandings or its Australian Dollar Sublimit, an Australian Dollar Lender); provided, however, that, if such Lender knows that such Eligible Assignee shall be resident in the State of Victoria, Australia, such Lender agrees to request that such Eligible Assignee consult with the Company regarding ways to minimize stamp duty in such state as a result of such assignment; and provided, further, that:

                           (i) (A) if any such assignment shall be of the assigning Lender's aggregate Revolving Credit Dollar Outstandings or Revolving Credit Commitments, such assignment shall cover the same percentage of such Lender's aggregate Revolving Credit Dollar Outstandings and Revolving Credit Commitments, (B) if any such assignment shall be of the assigning Lender's Term Loans or Term Loan Commitment, such assignment shall cover the same percentage of such Lender's Term Loans and Term Loan Commitment and (C) if any such assignment shall be of the assigning Lender's aggregate Australian Dollar Outstandings or Australian Dollar Sublimit, such assignment shall

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         cover the same percentage of such assigning Lender's Australian Dollar Loans and Australian Dollar Sublimit;

                           (ii) the aggregate amount being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event (if less than the Assignor's entire interest) be (x) in the case of an assignment of any Revolving Credit Outstandings in Dollars or any Revolving Credit Commitment, other than one of the Currency Thresholds applicable to Dollars, (y) in the case of an assignment of any Revolving Credit Outstandings in Australian Dollars or Australian Dollar Sublimit by any Australian Dollar Lender, other than A$2,000,000 or any multiple of A$1,000,000 in excess thereof and (y) in the case of an assignment of the Term Loans, other than an integral multiple of $1,000,000, except, in each case, (A) with the consent of the Company and the Administrative Agent or (B) if such assignment is being made to a Lender or an Affiliate or Approved Fund of a Lender;

                           (iii) the Australian Debentures (and the Loans corresponding thereto) may only be assigned in whole and may not be assigned except through, and to the extent of, an assignment of the Loans in accordance with this Agreement corresponding to such Australian Debentures, and then only to the assignee of such Loans; and

                           (iv) if such Eligible Assignee is not, prior to the date of such assignment, a Lender or an Affiliate or Approved Fund of a Lender, such assignment shall be subject to the prior consent of the Administrative Agent and the Company (which consent shall not be unreasonably withheld or delayed);

and provided, further, that, notwithstanding any other provision of this Section 11.2, the consent of the Company shall not be required for any assignment occurring when any Event of Default shall have occurred and be continuing. Any such assignment need not be ratable as among the Term Loan Facility and the Revolving Credit Facility or the Dollar Revolving Credit Facility and the Australian Dollar Subfacility.

                  (b) The parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording, an Assignment and Acceptance, together with any Note (if the assigning Lender's Loans are evidenced by a Note) subject to such assignment. Upon the execution, delivery, acceptance and recording of any Assignment and Acceptance and, other than in respect of assignments made pursuant to Section 2.17 (Substitution of Lenders) and Section 11.1(c) (Amendments, Waivers, Etc.) and other than assignments to which the Administrative Agent is a party, the receipt by the Administrative Agent from the assignee (unless such assignee is an Affiliate or an Approved Fund of the assignor) of an assignment fee in the amount of $3,500 from and after the effective date specified in such Assignment and Acceptance, (i) the assignee thereunder shall become a party hereto and, to the extent that rights and obligations under the Loan Documents have been assigned to such assignee pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender and, if such Lender were an Issuer, of such Issuer hereunder and thereunder, (ii) the Notes (if any) and the Australian Debentures corresponding to the Loans assigned thereby shall be transferred to such assignee by notification in the Register and (iii) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except for those surviving the payment in full of the Obligations) and be released from its obligations under the Loan

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         Documents, other than those relating to events or circumstances occurring prior to such assignment (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto).

                  (c) The Administrative Agent (or, if requested by the Administrative Agent, the Australian Agent), acting on behalf of the Borrowers (solely for purposes of maintaining such Register), shall maintain at its address referred to in Section 11.8 (Notices, Etc.) a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recording of the names and addresses of the Lenders and the Commitments of and principal amount of the Loans and Letter of Credit Obligations owing to each Lender from time to time (the "Register"); provided, however, that, in respect to Australian Debentures, the Register shall contain (i) the number of such Australian Debentures held by any Lender (which shall equal the principal amount of the Loans owing to the corresponding Lender by each Australian Borrower), (ii) the issue date of each such Australian Debenture (which shall be the date the corresponding Loan shall have been made hereunder), (iii) the name and address of each Lender that is an initial holder of each Australian Debenture and of each Lender to whom each Australian Debenture is subsequently transferred (which shall be the name of each holder and transferee of the corresponding Loans),
         (iv) the maturity date and currency of each such Australian Debenture (which shall be the Scheduled Termination Date or the date of repayment of the Term Loans, depending on the Loans corresponding thereto), (v) details of all transfers, assignments or substitutions (including date, amount and parties), (vi) each Lenders' Australian tax file number or exemption details (to the extent provided) and (vii) any other information that the Administrative Agent considers necessary or that is otherwise required pursuant to Australian Requirements of Law to be included therein; and provided, further, that no notice of any trust or other interest in any Note or Australian Debenture needs to be entered in the Register and none of the Administrative Agent or any Loan Party shall be required to take notice of any other interest in, or claim to, any Note or Australian Debenture, except as necessary pursuant to any Requirement of Law. Neither the Administrative Agent or the Australian Agent shall have any liability under this clause (c) for failure to maintain, improperly maintaining or updating or otherwise in respect of such Register.

                  (d) Each Note and Australian Debenture shall be issued on the terms and conditions set forth herein upon its entrance in the Register. The entries in the Register shall be conclusive and binding for all purposes, absent fraud or manifest error. Each such entry shall constitute an acknowledgment by each Loan Party of the Obligations thereunder, an undertaking by the Loan Parties to make all payments in respect of the Australian Debentures and the Notes in accordance with the terms thereof and hereof and an entitlement to the other benefits given to the Lenders hereunder in respect of the Australian Debentures. The Loan Parties, the Administrative Agent, the Australian Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender (and, in the case of an Australian Debenture, the owner and holder thereof) for all purposes of this Agreement. The Register shall be available for inspection by the Company, the Administrative Agent, the Australian Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice and, upon request of any Lender, the Administrative Agent (or, to the extent the Register is maintained by it, the Australian Agent) shall provide to such Lender a certified extract of the information

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         entered therein in relation to that Lender and the Australian Debentures held by it. The Administrative Agent (and, to the extent the Register is maintained by it, the Australian Agent) agrees to update the Register when provided with any updated information by any Lender and to correct the information therein if it becomes aware that the Register is incorrect or incomplete.

                  (e) Notwithstanding anything to the contrary contained in clause (b) above, the Loans (including the Australian Debentures corresponding to such Loan and the Notes evidencing such Loan) are registered obligations, and the right, title, and interest of the Lenders and their assignees in and to such Loans shall be transferable only upon notation of such transfer in the Register. No assignment pursuant to this Section 11.2 shall be effective until such assignment is recorded in the Register. A Note and an Australian Debenture shall only evidence the Lender's or an assignee's right, title and interest in and to the related Loan, and in no event is any such Note or Australian Debenture to be considered a bearer instrument or obligation. This Section 11.2 shall be construed so that (i) the Loans are at all times maintained in "registered form" within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Internal Revenue Code and any related regulations (or any successor provisions of the Internal Revenue Code or such regulations) and (ii) the requirements of
         Section 128F of the Australian Tax Act shall be satisfied with respect to the Loans made to the Australian Borrowers. Solely for purposes of this Section 11.2 and for tax purposes only, the Administrative Agent (and, to the extent the Register is maintained by it, the Australian Agent) shall act as the agent of each Borrower for purposes of maintaining such notations of transfer in the Register (and each Borrower hereby irrevocably appoints the Administrative Agent and the Australian Agent for such purpose). Except as may be requested by the Administrative Agent, no Person other than the Administrative Agent and the Australian Agent shall be appointed by any Loan Party to create or maintain the Register, and no register shall be maintained in respect of the Loans, the Notes or the Australian Debentures by or on behalf of the Loan Parties other than the Register.

                  (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, the Administrative Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) record or cause to be recorded the information contained therein in the Register and (iii) give prompt notice thereof to the Company. Within five Business Days after its receipt of such notice, each Borrower, at its own expense, shall, if requested by such assignee, execute and deliver to the Administrative Agent, new Notes to the order of such assignee in an amount equal to the Commitments and Australian Dollar Sublimits assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has surrendered any Note for exchange in connection with the assignment and has retained Commitments or Australian Dollar Sublimits hereunder, new Notes to the order of the assigning Lender in an amount equal to the Commitments or Australian Dollar Sublimits retained by it hereunder. Such new Notes shall be dated the same date as the surrendered Notes and be in substantially the form of Exhibit B-1 (Form of Term Loan
         Note), Exhibit B-2 (Form of Dollar Revolving Credit Note) or Exhibit B-3 (Form of Australian Dollar Revolving Credit Note), as applicable.

                  (g) In addition to the other assignment rights provided in this Section 11.2, each Lender may do each of the following:

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                           (i) grant to a Special Purpose Vehicle the option to make all or any part of any Loan that such Lender would otherwise be required to make hereunder and the exercise of such option by any such Special Purpose Vehicle and the making of Loans pursuant thereto shall satisfy (once and to the extent that such Loans are made) the obligation of such Lender to make such Loans thereunder; provided, however, that (x) nothing herein shall constitute a commitment or an offer to commit by such a Special Purpose Vehicle to make Loans hereunder and no such Special Purpose Vehicle shall be liable for any indemnity or other Obligation (other than the making of Loans for which such Special Purpose Vehicle shall have exercised an option, and then only in accordance with the relevant option agreement), (y) such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain responsible to the other parties for the performance of its obligations under the terms of this Agreement and shall remain the holder of the Obligations for all purposes hereunder and (z) such Special Purpose Vehicle shall be able to comply with
         Section 2.15 (Capital Adequacy); and

                           (ii) assign, as collateral or otherwise, any of its rights under this Agreement, whether now owned or hereafter acquired (including rights to payments of principal or interest on the Loans), to (A) any Federal Reserve Bank (pursuant to Regulation A of the Federal Reserve Board) or the Farm Credit Corporation or any Farm Credit Bank (in each case under, as defined in and pursuant to the Farm Credit Act of 1971, as amended, together with any successor or replacement legislation), in each case without notice to or consent of the Company or the Administrative Agent, (B) any holder of, or trustee for the benefit of, the holders of such Lender's Securities without consent of the Administrative Agent or the Company and (C) to any Special Purpose Vehicle to which such Lender has granted an option pursuant to clause (i) above without consent of the Administrative Agent or the Company;

         provided, however, that no such assignment or grant shall release such Lender from any of its obligations hereunder except as expressly provided in clause (i) above and except, in the case of a subsequent foreclosure pursuant to an assignment as collateral, if such foreclosure is made in compliance with the other provisions of this
         Section 11.2 (Assignments and Participations) other than this clause
         (g) or clause (h) below. Each party hereto acknowledges and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any such Special Purpose Vehicle, such party shall not institute against, or join any other Person in instituting against, any Special Purpose Vehicle that has been granted an option pursuant to this clause (g) any bankruptcy, reorganization, insolvency or liquidation proceeding (such agreement shall survive the payment in full of the Obligations). The terms of the designation of, or assignment to, such Special Purpose Vehicle shall not restrict such Lender's ability to, or grant such Special Purpose Vehicle the right to, consent to any amendment or waiver to this Agreement or any other Loan Document or consent to the departure by the Borrower from any provision of this Agreement or any other Loan Document without the consent of such Special Purpose Vehicle except to the extent any such consent would reduce the principal amount of, or the rate of interest on, any Obligations, amend this clause (g) or postpone any scheduled date of payment thereof; provided, however, that the Administrative Agent, the Australian Agent, the Australian Collateral Trustee and the other Lenders, Issuers and Secured Parties shall continue to, and shall be entitled to continue to, deal solely and directly with such Lender in connection with such Lender's obligations under this Agreement. Each Special

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         Purpose Vehicle shall be entitled to the benefits of Sections 2.15 (Capital Adequacy) and 2.16 (Taxes) and of Section 2.14(d) (Illegality) as if it were such Lender; provided, however, that anything herein to the contrary notwithstanding, no Borrower shall, at any time, be obligated to make under Section 2.15 (Capital Adequacy), 2.16 (Taxes) or 2.14(d) (Illegality) to any such Special Purpose Vehicle and any such Lender any payment in excess of the amount such Borrower would have been obligated to pay to such Lender in respect of such interest if such Special Purpose Vehicle had not been assigned the rights of such Lender hereunder.

                  (h) Each Lender may, without the consent of the Administrative Agent or the Company, sell participations to one or more Persons in or to all or a portion of its rights and obligations under the Loan Documents (including all its rights and obligations with respect to the Term Loans, the Revolving Loans, and Letters of Credit). The terms of such participation shall not, in any event, require the participant's consent to any amendments, waivers or other modifications of any provision of any Loan Documents, the consent to any departure by any Loan Party therefrom, or to the exercising or refraining from exercising any powers or rights such Lender may have under or in respect of the Loan Documents (including the right to enforce the obligations of the Loan Parties), except if any such amendment, waiver or other modification or consent would (i) reduce the amount, or postpone any date fixed for, any amount (whether of principal, interest or fees) payable to such participant under the Loan Documents, to which such participant would otherwise be entitled under such participation or (ii) result in the release of all or substantially all of the Collateral other than in accordance with Section 10.7(b) (Concerning the Collateral and the Collateral Documents). In the event of the sale of any participation by any Lender, (w) such Lender's obligations under the Loan Documents shall remain unchanged, (x) such Lender shall remain solely responsible to the other parties for the performance of such obligations, (y) such Lender shall remain the holder of such Obligations for all purposes of this Agreement and (z) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Each participant shall be entitled to the benefits of Sections 2.15 (Capital Adequacy) and 2.16 (Taxes) and of Section 2.14(d) (Illegality) as if it were a Lender; provided, however, that anything herein to the contrary notwithstanding, no Borrower shall, at any time, be obligated to make under Section 2.15 (Capital Adequacy), 2.16 (Taxes) or 2.14(d) (Illegality) to the participants in the rights and obligations of any Lender (together with such Lender) any payment in excess of the amount such Borrower would have been obligated to pay to such Lender in respect of such interest had such participation not been sold.

                  (i) Any Issuer may at any time assign its rights and obligations hereunder to any other Lender by an instrument in form and substance satisfactory to the Company, the Administrative Agent, such Issuer and such Lender. If any Issuer ceases to be a Lender hereunder by virtue of any assignment made pursuant to this Section 11.2, then, as of the effective date of such cessation, such Issuer's obligations to Issue Letters of Credit pursuant to Section 2.4 (Letters of Credit) shall terminate and such Issuer shall be an Issuer hereunder only with respect to outstanding Letters of Credit issued prior to such date.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  SECTION 11.3 COSTS AND EXPENSES

                  (a) The Borrowers jointly and severally agree to pay, or reimburse the Administrative Agent, the Australian Agent and the Australian Collateral Trustee upon demand for, all of the Administrative Agent's, the Australian Agent's and the Australian Collateral Trustee's reasonable internal and external audit, legal, appraisal, valuation, filing, document duplication and reproduction and investigation expenses and for all other reasonable out-of-pocket costs and expenses of every type and nature (including, without limitation, the reasonable fees, expenses and disbursements of the Administrative Agent's counsel, Weil, Gotshal & Manges LLP, local legal counsel, auditors, accountants, appraisers, printers, insurance and environmental advisors, and other consultants and agents) incurred by the Administrative Agent, the Australian Collateral Trustee or the Australian Agent in connection with any of the following: (i) the Administrative Agent's or Australian Agent's audit and investigation of the Company and its Subsidiaries in connection with the preparation, negotiation or execution of any Loan Document or the Administrative Agent's or Australian Agent's periodic audits of the Company or any of its Subsidiaries, as the case may be, (ii) the preparation, negotiation, execution or interpretation of this Agreement (including, without limitation, the satisfaction or attempted satisfaction of any condition set forth in Article III (Conditions To Loans And Letters Of Credit)), any Loan Document or any proposal letter or commitment letter issued in connection therewith, or the making of the Loans hereunder,
         (iii) the creation, perfection or protection of the Liens under any Loan Document (including any reasonable fees, disbursements and expenses for local counsel in various jurisdictions), (iv) the ongoing administration of this Agreement and the Loans, including consultation with attorneys in connection therewith and with respect to the Administrative Agent's, Australian Collateral Trustee's or Australian Agent's rights and responsibilities hereunder and under the other Loan Documents, (v) the protection, collection or enforcement of any Obligation or the enforcement of any Loan Document, (vi) the commencement, defense or intervention in any court proceeding relating in any way to the Obligations, any Loan Party, any of the Company's Subsidiaries, the Acquisition, the Related Documents, this Agreement or any other Loan Document, (vii) the response to, and preparation for, any subpoena or request for document production with which the Administrative Agent, the Australian Collateral Trustee or the Australian Agent is served or deposition or other proceeding in which the Administrative Agent, the Australian Collateral Trustee or the Australian Agent is called to testify, in each case, relating in any way to the Obligations, any Loan Party, any of the Company's Subsidiaries, the Acquisition, the Related Documents, this Agreement or any other Loan Document or (viii) any amendment, consent, waiver, assignment, restatement, or supplement to any Loan Document or the preparation, negotiation, and execution of the same.

                  (b) The Borrowers further jointly and severally agree to pay or reimburse each Agent and each of the Lenders and Issuers upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees (including allocated costs of internal counsel and costs of settlement), incurred by such Agent, Lenders or Issuers in connection with any of the following: (i) in enforcing any Loan Document or Obligation or any security therefor or exercising or enforcing any other right or remedy available by reason of an Event of Default, (ii) in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work-out"

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         or in any insolvency or bankruptcy proceeding, (iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the Obligations, any Loan Party, any of the Company's Subsidiaries and related to or arising out of the transactions contemplated hereby or by any other Loan Document or Related Document or (iv) in taking any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) described in clause (i), (ii) or
         (iii) above.

                  SECTION 11.4 INDEMNITIES

                  (a) The Borrowers jointly and severally agree to indemnify and hold harmless each Agent, each Arranger, each Lender and each Issuer and each of their respective Affiliates, and each of the directors, officers, employees, agents, trustees, representatives, attorneys, consultants and advisors of or to any of the foregoing (including those retained in connection with the satisfaction or attempted satisfaction of any condition set forth in Article III (Conditions To Loans And Letters Of Credit)) (each such Person being an "Indemnitee") from and against any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses of any kind or nature (including fees, disbursements and expenses of financial and legal advisors to any such Indemnitee) that may be imposed on, incurred by or asserted against any such Indemnitee in connection with or arising out of any investigation, litigation or proceeding, whether or not any such Indemnitee is a party thereto, whether direct, indirect, or consequential and whether based on any federal, state or local law or other statutory regulation, securities or commercial law or regulation, or under common law or in equity, or on contract, tort or otherwise, in any manner relating to or arising out of this Agreement, any other Loan Document, any Obligation, any Letter of Credit, any Disclosure Document, any Related Document, or any act, event or transaction related or attendant to any thereof, or the use or intended use of the proceeds of the Loans or Letters of Credit or in connection with any investigation of any potential matter covered hereby (collectively, the "Indemnified Matters"); provided, however, that the Borrowers shall not have any obligation under this Section
         11.4 to an Indemnitee with respect to any Indemnified Matter (x) caused by or resulting from the gross negligence or willful misconduct of that Indemnitee, as determined by a court of competent jurisdiction in a final non-appealable judgment or order and (y) arising out of, or in connection with, the use by Persons not Indemnitees or parties to the transactions contemplated hereby ("Unintended Recipients") of information or other materials obtained by such Unintended Recipients through electronic communications. Without limiting the foregoing, "Indemnified Matters" include (i) all Environmental Liabilities and Costs arising from or connected with the past, present or future operations of the Company or any of its Subsidiaries involving any property subject to a Collateral Document, or damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Contaminants on, upon or into such property or any contiguous real estate, (ii) any costs or liabilities incurred in connection with any Remedial Action concerning any Borrower or any of its Subsidiaries, (iii) any costs or liabilities incurred in connection with any Environmental Lien and (iv) any costs or liabilities incurred in connection with any other matter under any Environmental Law, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (49 U.S.C. Section 9601 et seq.) and applicable state property transfer laws, whether, with respect to any such matter, such Indemnitee is a mortgagee pursuant to any leasehold mortgage, a mortgagee

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         in possession, the successor in interest to the Company or any of its Subsidiaries, or the owner, lessee or operator of any property of the Company or any of its Subsidiaries by virtue of foreclosure, except, with respect to those matters referred to in clauses (i), (ii), (iii) and (iv) above, to the extent (x) incurred following foreclosure by the Administrative Agent, the Australian Agent, the Australian Collateral Trustee, any Lender or any Issuer, or the Administrative Agent, the Australian Collateral Trustee, the Australian Agent, any Lender or any Issuer having become the successor in interest to the Company or any of its Subsidiaries and (y) attributable solely to acts of the Administrative Agent, the Australian Collateral Trustee, the Australian Agent, such Lender or such Issuer or any agent on behalf of the Administrative Agent, the Australian Collateral Trustee, the Australian Agent, such Lender or such Issuer.

                  (b) The Borrowers shall jointly and severally indemnify the Administrative Agent, the Australian Collateral Trustee, the Australian Agent, the Lenders and each Issuer for, and hold the Administrative Agent, the Australian Collateral Trustee, the Australian Agent, the Lenders and each Issuer harmless from and against, any and all claims for brokerage commissions, fees and other compensation made against the Administrative Agent, the Australian Collateral Trustee, the Australian Agent, the Lenders and the Issuers for any broker, finder or consultant with respect to any agreement, arrangement or understanding made by or on behalf of any Loan Party or any of its Subsidiaries in connection with the transactions contemplated by this Agreement.

                  (c) Each Borrower, at the request of any Indemnitee, shall have the obligation to defend against such investigation, litigation or proceeding or requested Remedial Action and the Borrower, in any event, may participate in the defense thereof with legal counsel of the Borrower's choice. In the event that such Indemnitee requests any Borrower to defend against such investigation, litigation or proceeding or requested Remedial Action, such Borrower shall promptly do so and such Indemnitee shall have the right to have legal counsel of its choice participate in such defense. No action taken by legal counsel chosen by such Indemnitee in defending against any such investigation, litigation or proceeding or requested Remedial Action, shall vitiate or in any way impair the Borrowers' obligation and duty hereunder to indemnify and hold harmless such Indemnitee.

                  (d) Each Borrower agrees that any indemnification or other protection provided to any Indemnitee pursuant to this Agreement (including pursuant to this Section 11.4) or any other Loan Document shall (i) survive payment in full of the Obligations and (ii) inure to the benefit of any Person that was at any time an Indemnitee under this Agreement or any other Loan Document.

                  SECTION 11.5 LIMITATION OF LIABILITY

                  Each Borrower agrees that no Indemnitee shall have any liability (whether in contract, tort or otherwise) to any Loan Party or any of their respective Subsidiaries or any of their respective equity holders or creditors for or in connection with the transactions contemplated hereby and in the other Loan Documents and Related Documents, except for direct damages (as opposed to special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings)) determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnitee's gross negligence or willful misconduct. Each of Holdings and each Borrower hereby waives, releases

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


and agrees (each for itself and on behalf of its Subsidiaries) not to sue upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  SECTION 11.6 RIGHT OF SET-OFF

                  Upon the occurrence and during the continuance of any Event of Default each Lender and each Affiliate of a Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or its Affiliates to or for the credit or the account of any Borrower against any and all of the Obligations now or hereafter existing whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and even though such Obligations may be unmatured. Each Lender agrees promptly to notify the Company after any such set-off and application made by such Lender or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. Each Lender agrees that it shall not, without the express consent of the Requisite Lenders (and that, it shall, to the extent lawfully entitled to do so, upon the request of the Requisite Lenders) exercise its set-off rights under this Section
11.6 against any deposit accounts of the Loan Parties and their Subsidiaries maintained with such Lender or any Affiliate thereof. The rights of each Lender under this Section 11.6 are in addition to the other rights and remedies (including other rights of set-off) that such Lender may have.

                  SECTION 11.7 SHARING OF PAYMENTS, ETC.

                  (a) If any Lender (directly or through an Affiliate thereof) obtains any payment (whether voluntary, involuntary, through the exercise of any right of set-off (including pursuant to Section 11.6 (Right of Set-off)) or otherwise) of the Loans owing to it, any interest thereon, fees in respect thereof or amounts due pursuant to
         Section 11.3 (Costs and Expenses), 11.4 (Indemnities) (other than payments pursuant to Sections 2.14 (Special Provisions Governing External Rate Loans), 2.15 (Capital Adequacy) or 2.16 (Taxes)) or otherwise receives any Collateral in respect thereof (in each case, whether voluntary, involuntary, through the exercise of any right of set-off or otherwise (including pursuant to Section 11.6 (Right of Set-off))) in excess of its Ratable Portion (or, in the case of payments of Obligations owing under the Australian Dollar Subfacility, its Australian Dollar Ratable Portion) of all payments of such Obligations obtained by all the Lenders, such Lender (a "Purchasing Lender") shall forthwith purchase from the other Lenders (each, a "Selling Lender") such participations in their Loans or other Obligations as shall be necessary to cause such Purchasing Lender to share the excess payment ratably (or, in the case of payments of Obligations owing under the Australian Dollar Subfacility, in accordance with their Australian Dollar Ratable Portions) with each of them.

                  (b) If all or any portion of any payment received by a Purchasing Lender is thereafter recovered from such Purchasing Lender, such purchase from each Selling Lender shall be rescinded and such Selling Lender shall repay to the Purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Selling Lender's ratable share (according to the proportion of (i) the amount of such Selling Lender's required repayment in relation to (ii) the total amount so recovered from

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         the Purchasing Lender) of any interest or other amount paid or payable by the Purchasing Lender in respect of the total amount so recovered.

                  (c) Each Borrower agrees that any Purchasing Lender so purchasing a participation from a Selling Lender pursuant to this
         Section 11.7 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

                  SECTION 11.8 NOTICES, ETC.

                  All notices, demands, requests and other communications provided for in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record (including electronic mail), and addressed to the party to be notified as follows:

                  (a) if to the Company or any Borrower:

                           SWIFT & COMPANY
                           1770 Promontory Circle
                           Greeley, CO 80634
                           Attention: Danny Herron,
                           Chief Financial Officer
                           Telecopy no: (970) 506-8323
                           E-Mail Address: dherron@conagrabeef.com

                  (b) if to any Lender, any Documentation Agent or the Syndication Agent, at its Domestic Lending Office;

                  (c) if to any Australian Dollar Lender, at its Australian Lending Office;

                  (d) if to any Issuer, at its Applicable Lending Office; and

                  (e) if to the Australian Agent:

                           CITIBANK, N.A. (SYDNEY BRANCH)
                           Level 25
                           2 Park Street
                           Sydney NSW 2000
                           Attention: Michael Reid
                           Telecopy no: 011-612-8225-5111
                           E-Mail Address: michael.reid@citi.com.au

                           with a copy to the Administrative Agent (at the address below);

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  (f) if to the Australian Collateral Trustee:

                           CITISECURITIES LIMITED
                           Level 25
                           2 Park Street
                           Sydney, NSW 2000
                           Attention: Maria Mills
                           Telecopy no: 011-612-8225-5111
                           E-Mail Address: maria.mills@citicorp.com

                  (g) if to the Administrative Agent or the Swing Loan Lender:

                           CITICORP USA, INC.
                           388 Greenwich Street, 19th Floor
                           New York, New York 10013
                           Attention: Thomas Halsch
                           Telecopy no: (212) 816-2613
                           E-Mail Address: thomas.halsch@citigroup.com

                           with a copy to:

                           WEIL, GOTSHAL & MANGES LLP
                           767 Fifth Avenue,
                           New York, New York 10153-0119
                           Attention: Daniel S. Dokos
                           Telecopy no: (212) 310-8007
                           E-Mail Address: daniel.dokos@weil.com

or at such other address in the United States as shall be notified in writing
(x) in the case of the Borrowers, the Administrative Agent, the Australian Agent and the Australian Collateral Trustee and the Swing Loan Lender, to the other parties and (y) in the case of all other parties, to the Company and the Administrative Agent. All such notices and communications shall be effective upon personal delivery (if delivered by hand, including any overnight courier service), when deposited in the mails (if sent by mail), or when properly transmitted (if sent by a telecommunications device or through the Internet); provided, however, that notices and communications to the Administrative Agent or the Australian Agent pursuant to Article II (The Facilities) or X (The Administrative Agent; Other Agents) shall not be effective until received by the Administrative Agent or the Australian Agent. Each Borrower agrees that notice to the Company shall be sufficient notice to each Borrower.

                  SECTION 11.9 NO WAIVER; REMEDIES

                  No failure on the part of any Lender, Issuer or Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  SECTION 11.10 BINDING EFFECT

                  This Agreement shall become effective when it shall have been executed by each Borrower, the Administrative Agent, the Australian Agent and the Australian Collateral Trustee and when the Administrative Agent shall have been notified by each other Agent and each Lender and Issuer that such Agent, Lender or Issuer has executed this Agreement and thereafter shall be binding upon and inure to the benefit of each Borrower, Agent, Lender and Issuer and, in each case, their respective successors and assigns; provided, however, that no Borrower shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of the Lenders.

                  SECTION 11.11 WAIVER OF JUDICIAL BOND

                  To the fullest extent permitted by applicable law, each Borrower waives the requirement to post any bond that otherwise may be required of any Secured Party in connection with any judicial proceeding to enforce such Secured Party's rights to payment hereunder, security interest in or other rights to the Collateral or in connection with any other legal or equitable action or proceeding arising out of, in connection with, or related to this Agreement, the Notes (if any), the Australian Intercompany Credit Agreement and the other Loan Documents to which it is a party.

                  SECTION 11.12 WAIVER OF IMMUNITY

                  To the extent that any Australian Borrower has, or hereafter may be entitled to claim or may acquire, for itself, any Collateral or other assets of the Loan Parties, any immunity (whether sovereign or otherwise) from suit, jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself, any Collateral or any other assets of the Loan Parties, such Borrower hereby waives such immunity in respect of its obligations hereunder and under the Notes (if any), the Australian Intercompany Credit Agreement and any other Loan Document to the fullest extent permitted by applicable Requirements of Law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section 11.12 (Waiver of Immunity) shall be effective to the fullest extent now or hereafter permitted under the Foreign Sovereign Immunities Act of 1976 (as amended, and together with any successor legislation) and are, and are intended to be, irrevocable for purposes thereof.

                  SECTION 11.13 CURRENCY OF PAYMENT

                  (a) Each payment owing by any Borrower hereunder shall be made in the relevant currency specified herein or, if not specified herein, specified in any other Loan Document executed by the Administrative Agent or the Australian Agent (the "Currency of Payment") at the place specified herein (such requirement are of the essence of this Agreement). If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in a Currency of Payment into another currency, the parties hereto agree that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase such Currency of Payment with such other currency at the spot rate of exchange quoted by the Administrative Agent at 11:00 a.m. (New York time) on the Business Day preceding that on which final judgment is given, for delivery two Business Days thereafter. The obligations in respect of any sum due hereunder to any Secured Party shall,

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         notwithstanding any adjudication expressed in a currency other than the Currency of Payment, be discharged only to the extent that, on the Business Day following receipt by such Secured Party of any sum adjudged to be so due in such other currency, such Secured Party may, in accordance with normal banking procedures, purchase the Currency of Payment with such other currency. Each Borrower agrees that (a) if the amount of the Currency of Payment so purchased is less than the sum originally due to such Secured Party in the Currency of Payment, as a separate obligation and notwithstanding the result of any such adjudication, such Borrower shall immediately pay the shortfall (in the Currency of Payment) to such Secured Party and (b) if the amount of the Currency of Payment so purchased exceeds the sum originally due to such Secured Party, such Secured Party shall promptly pay the excess over to such Borrower in the currency and to the extent actually received.

                  (b) The Obligations owing to any Secured Party hereunder shall, notwithstanding any payment in a currency other than the Currency of Payment and notwithstanding any deemed conversion or replacement hereunder, be discharged only to the extent that, on the Business Day following receipt by such Secured Party of any amount in such other currency (including, in the case of any amounts held in a Cash Collateral Account, following the date of application of such amounts to repay the Obligations), such Secured Party may, in accordance with normal banking procedures, purchase the Currency of Payment with such other currency. Each Borrower agrees that (i) if the amount of the Currency of Payment so purchased is less than the sum originally due to such Secured Party in the Currency of Payment, as a separate obligation and notwithstanding the result of any such adjudication, such Borrower shall immediately pay the shortfall (in the Currency of Payment) to such Secured Party and (ii) if the amount of the Currency of Payment so purchased exceeds the sum originally due to such Secured Party, such Secured Party shall promptly pay the excess over to such Borrower in the currency and to the extent actually received.

                  SECTION 11.14 GOVERNING LAW

                  This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                  SECTION 11.15 SUBMISSION TO JURISDICTION; SERVICE OF PROCESS

                  (a) Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

                  (b) Each Australian Borrower hereby irrevocably designates, appoints and empowers CT Corporation System (telephone number:
         212-894-8600) (telecopy number: 212-894-8690) (address: 111 Eighth
         Avenue, New York, N.Y. 10011) (the "Process Agent"), in the case of any suit, action or proceeding brought in the United States as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf,

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


         and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any action or proceeding arising out of or in connection with this Agreement or any Loan Document. Such service may be made by mailing (by registered or certified mail, postage prepaid) or delivering a copy of such process to such Australian Borrower in care of the Process Agent at the Process Agent's above address, and such Australian Borrower hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, each Australian Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing (by registered or certified mail, postage prepaid) of copies of such process to the Process Agent or such Australian Borrower at its address specified in Section 11.8 (Notices, Etc.). Each Australian Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (c) The Company hereby irrevocably consents to the service of any and all legal process, summons, notices and documents in any suit, action or proceeding brought in the United States arising out of or in connection with this Agreement or any other Loan Document by the mailing (by registered or certified mail, postage prepaid) or delivering of a copy of such process to the Company at its address specified in Section 11.8 (Notices, Etc.). The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (d) Nothing contained in this Section 11.15 shall affect the right of any Agent, Lender, Issuer or other Secured Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Borrower or any other Loan Party in any other jurisdiction.

                  SECTION 11.16 WAIVER OF JURY TRIAL

                  EACH AGENT, LENDER, ISSUER AND BORROWER IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

                  SECTION 11.17 MARSHALING; PAYMENTS SET ASIDE

                  None of the Administrative Agent, Australian Agent, Australian Collateral Trustee, any Lender or any Issuer shall be under any obligation to marshal any assets in favor of any Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that any Borrower makes a payment or payments to any Agent, Lender or Issuer or any such Person receives payment from the proceeds of the Collateral or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                                                                CREDIT AGREEMENT
                                                                 SWIFT & COMPANY


                  SECTION 11.18 SECTION TITLES

                  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection hereof immediately followed by a reference in parenthesis to the title of the Section containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire Section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such Section, the reference to the title shall govern absent manifest error. If any reference to the number of a Section (but not to any clause, sub-clause or subsection thereof) is followed immediately by a reference in parenthesis to the title of a Section, the title reference shall govern in case of direct conflict absent manifest error.

                  SECTION 11.19 EXECUTION IN COUNTERPARTS

                  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all parties shall be lodged with the Company and the Administrative Agent.

                  SECTION 11.20 ENTIRE AGREEMENT

                  This Agreement, together with all of the other Loan Documents and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. In the event of any conflict between the terms of this Agreement and any other Loan Document, the terms of this Agreement shall govern.

                  SECTION 11.21 CONFIDENTIALITY

                  Each Lender and each Agent agree to keep information obtained by it pursuant hereto and the other Loan Documents confidential in accordance with such Lender's or such Agent's, as the case may be, customary practices and agrees that it shall only use such information in connection with the transactions contemplated by this Agreement and not disclose any such information other than (a) to such Lender's or such Agent's, as the case may be, employees, representatives and agents that are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and are advised of the confidential nature of such information, (b) to the extent such information presently is or hereafter becomes available to such Lender or such Agent, as the case may be, on a non-confidential basis from a source other than the Company, (c) to the extent disclosure is required by law, regulation or judicial order or requested or required by bank regulators or auditors or (d) to current or prospective assignees, participants, Special Purpose Vehicles grantees of any option described in Section 11.2(g) (Assignments and Participations) and contractual counterparties in any Hedging Contract permitted hereunder and to legal advisors of any of them advising them in the transaction described in this clause (d), in each case and to the extent such assignees, participants, grantees and counterparties agree to be bound by the provisions of this Section 11.21.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           SWIFT & COMPANY,
                                             as Borrower


                                           By: /s/ JOHN SIMONS
                                               ---------------------------------
                                               Name:  John Simons
                                               Title: President & CEO

                                           S&C AUSTRALIA HOLDCO PTY, LTD.,
                                             as Borrower


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           AUSTRALIA MEAT HOLDINGS PTY, LIMITED,
                                             as Borrower


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           S&C HOLDCO 3 INC.,
                                             as Holdings


                                           By: /s/ JOHN SIMONS
                                               ---------------------------------
                                               Name:  John Simons
                                               Title: President & CEO


              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           SWIFT & COMPANY,
                                             as Borrower


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           S&C AUSTRALIA HOLDCO PTY, LTD.,
                                             as Borrower


                                           By: /s/ PETER WHITE
                                               ---------------------------------
                                               Name:  Peter White
                                               Title: Attorney

                                           AUSTRALIA MEAT HOLDINGS PTY, LIMITED,
                                             as Borrower


                                           By: /s/ PETER WHITE
                                               ---------------------------------
                                               Name:  Peter White
                                               Title: Attorney

                                           S&C HOLDCO 3 INC.,
                                             as Holdings


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

                                    CITICORP USA, INC.,
                                     as Administrative Agent

                                    By: /s/ THOMAS HALSCH
                                        ---------------------------------------
                                        Name:  Thomas Halsch
                                        Title: Director


                                    CITIBANK, N.A.,
                                     as Issuer

                                    By: /s/ THOMAS HALSCH
                                        ---------------------------------------
                                        Name:  Thomas Halsch
                                        Title: Director


                                    CITICORP NORTH AMERICA, INC.,
`                                    as Swing Loan Lender and Lender

                                    By: /s/ THOMAS HALSCH
                                        ---------------------------------------
                                        Name:  Thomas Halsch
                                        Title: Director



              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

CITIBANK, N.A. (SYDNEY BRANCH)
 as Australian Dollar Lender

By: /s/ DAVID MCCOMBE                     By: /s/ MICHAEL REID
    ---------------------------------         ---------------------------------
    Name:  David McCombe                      Name:  Michael Reid
    Title: Attorney for Citibank, N.A.        Title: Attorney for Citibank, N.A.

CITISECURITIES LIMITED
 as Australian Collateral Trustee

By: /s/ DAVID MCCOMBE                     By: /s/ MICHAEL REID
    ---------------------------------         ---------------------------------
    Name:  David McCombe                      Name:  Michael Reid
    Title: Attorney for                       Title: Attorney for
           Citisecurities Limited                    Citisecurities Limited

                                    JPMORGAN CHASE BANK

                                    By: /s/ B.B. WUTHRICH
                                        ---------------------------------------
                                        Name:  B.B. Wuthrich
                                        Title: Vice President

              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

                                           GENERAL ELECTRIC CAPITAL CORPORATION


                                           By: /s/ BRADLEY BYRD
                                               ---------------------------------
                                               Name:  Bradley Byrd
                                               Title: Duly Authorized Signatory

                                           U.S. BANK NATIONAL ASSOCIATION,
                                             as Documentation Agent and Lender


                                           By: /s/ DOUGLAS S. HOFFNER
                                               ---------------------------------
                                               Name:  Douglas S. Hoffner
                                               Title: Vice President

                                           COOPERATIEVE CENTRALE RAIFFEISEN-
                                           BOERENLEENBANK B.A., "RABOBANK,
                                           INTERNATIONAL", NEW YORK BRANCH
                                             as Syndication Agent and Lender


                                           By: /s/ ROBERT M. MANDULA
                                               ---------------------------------
                                               Name:  Robert M. Mandula
                                               Title: Executive Director


                                           By: /s/ W. JEFFREY VOLLACK
                                               ---------------------------------
                                               Name:  W. Jeffrey Vollack
                                               Title: Managing Director
                                                      Senior Credit Officer

                                           AGFIRST FARM CREDIT BANK


                                           By: /s/ ISAAC E. BENNETT
                                               ---------------------------------
                                               Name:  Isaac E. Bennett
                                               Title: Vice President


              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

                                          AGSTAR FINANCIAL SERVICES, PCA
                                          dba FCS Commercial Finance Group


                                          By: /s/ WARREN SHOEN
                                              ----------------------------
                                              Name:  WARREN SHOEN
                                              Title: Vice President



              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

                                           BNP PARIBAS


                                           By: /s/ THOMAS H. AMBROSE
                                               ---------------------------------
                                               Name:  Thomas H. Ambrose
                                               Title: Director




                                           By: /s/ PETER LABRIE
                                               ---------------------------------
                                               Name:  Peter Labrie
                                               Title: Central Region Manager


              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

                                               CONGRESS FINANCIAL CORPORATION

                                               By: /s/ ROBERT H. MILHORAT
                                               ---------------------------------
                                               Name:  Robert H. Milhorat
                                               Title: Vice President

              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

                                           COBANK, ACB


                                           By: /s/ S. RICHARD DILL
                                               ---------------------------------
                                               Name:  S. Richard Dill
                                               Title: Vice President
                                               Phone: 303-740-4197
                                               Fax: 303-740-4366
                                               E-Mail:rdill@cobank.com


              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

                                           FARM CREDIT SERVICES OF AMERICA, PCA


                                           By: /s/ MARSHALL T. HANSEN
                                               ---------------------------------
                                               Name:  Marshall T. Hansen
                                               Title: Vice President


              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

                                       FARM CREDIT SERVICES OF MID-AMERICA, PCA


                                       By: /s/ STEVEN R. KLUEMPER
                                           -------------------------------------
                                           Name:  Steven R. Kluemper
                                           Title: Agribusiness Account Executive



              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

                                           FLEET CAPITAL CORPORATION


                                           By: /s/ MICHAEL KERNEKLION
                                               ---------------------------------
                                               Name:  Michael Kerneklion
                                               Title: Vice President


              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

                                           GMAC BUSINESS CREDIT, LLC


                                           By: /s/ GEORGE GRIZCO
                                               ---------------------------------
                                               Name:  George Grizco
                                               Title: Director


              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

                                               HARRIS TRUST & SAVINGS BANK
                                               [NAME OF LENDER]


                                               BY: /s/ CARL A. BLACKHAM
                                               ---------------------------------
                                               Name:  Carl A. Blackham
                                               Title: Managing Director

              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

                                               ING CAPITAL LLC

                                               By: /s/ DANIEL W. LAMPRECHT
                                               ---------------------------------
                                               Name:  Daniel W. Lamprecht
                                               Title: Managing Director

              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

                                               LASALLE BANK NATIONAL ASSOCIATION

                                               By: /s/ KEITH J. CABLE
                                               ---------------------------------
                                               Name:  Keith J. Cable
                                               Title: Assistant Vice President

              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

                                              MERRILL LYNCH CAPITAL, A DIVISION
                                              OF MERRILL LYNCH BUSINESS
                                              FINANCIAL SERVICES INC.

                                               By: /s/ THOMAS W. BUKOWSKI
                                               ---------------------------------
                                               Name:  Thomas W. Bukowski
                                               Title: Director

              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

                                               THE PROVIDENT BANK

                                               By: /s/ CARY M. SIERZPUTOWSKI
                                               ---------------------------------
                                               Name:  Cary M. Sierzputowski
                                               Title: Vice President

              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]

                                           SOCIETE GENERALE


                                           By: /s/ CYNTHIA A. JAY
                                               ---------------------------------
                                               Name:  Cynthia A. Jay
                                               Title: Managing Director


              [SIGNATURE PAGE TO SWIFT & COMPANY CREDIT AGREEMENT]